SEMIANNUAL REPORT


DREYFUS FOUNDERS
BALANCED FUND

INVESTMENT UPDATE
JUNE 30, 2002



DREYFUS FOUNDERS FUNDS(R)
THE GROWTH SPECIALISTS

     TABLE OF CONTENTS

Management Overview                      3

Statement of Investments                10

Statement of Assets and Liabilities     15

Statement of Operations                 17

Statements of Changes in Net Assets     18

Financial Highlights                    20

Notes to Financial Statements           26

Your Board Representatives              32


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The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of June 30, 2002 are included in the Statement of Investments.


       -  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

     MANAGEMENT OVERVIEW


[PHOTO OF JOHN JARES]

A DISCUSSION WITH PORTFOLIO MANAGER
JOHN JARES, CFA

HOW DID THE FUND HANDLE THE TURBULENT MARKET IN THE FIRST HALF?

The six-month period ended June 30, 2002 was a challenging one for stock investors. The U.S. economy did begin to recover, but it appeared that the recovery may be a slow and tepid one. At the beginning of the year, investors were on edge about the potential ramifications of the Enron controversy; by the end of the half, investor confidence had been shattered by a wave of revelations about improprieties at several other major companies. And the unease following the September 11 attacks has matured into uncertainty about the evolving situation in the Middle East.

Largely because of our focus on growth-oriented stocks (which were decidedly out of favor throughout the half), the Fund underperformed its peer group, as measured by the Lipper Balanced Fund Index. (See pages 6 and 7 for the Fund's total returns and for an index description.)


WHAT WERE THE SPECIFIC MARKET DYNAMICS DURING THE PERIOD?

In the first half, large-capitalization stocks, and large-cap growth stocks in particular, were subjected to three major stresses. First, corporate profits continued their slide, resulting in a large number of earnings warnings. Firms have cut costs to remain competitive, and this has also had the effect of reducing corporate spending. Second, following the Enron debacle, investors began to shy away from the stocks of some large companies, under the assumption that complex balance sheets may hide dangerous

[SIDENOTE]

"THROUGHOUT THE ECONOMIC SLOWDOWN, CORPORATE SPENDING HAS BEEN SLUGGISH, AND INFORMATION TECHNOLOGY (IT) EXPENDITURES HAVE BEEN ESPECIALLY SLOW. THIS HAS HAD A PERVASIVE EFFECT, IMPACTING COMPANIES THROUGHOUT THE TECHNOLOGY SECTOR."

irregularities. Finally, there has been growing suspicion that the U.S. may launch an attack against Iraq, and investors cannot yet see how this may impact the markets.

     All of this amounted to a good deal of uncertainty about the future, and uncertainty is something investors have historically abhorred. The reaction in the marketplace was a move to more defensive issues. Thus, growth companies were shunned in favor of value stocks. The bond market was also a beneficiary of these flows, with U.S. Treasury securities being favored for their safety.


WHAT PORTFOLIO DECISIONS WERE MOST POSITIVE FOR THE FUND DURING THE PERIOD?

Things were bad all over in the first half, with seven of the 10 sectors in the Standard & Poor's 500 Index posting negative returns, including such traditional growth sectors as healthcare and information technology. Thus, the Fund's performance over the past six months was driven more by stockpicking than by its sector allocation.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

-    The Fund underperformed its peer group during the first half.

- We found opportunity in the consumer discretionary sector, and many companies in this area were beneficiaries of continued strength in consumer spending during the half.

- Another area of opportunity was economically sensitive stocks, companies whose prospects might increase once an economic recovery was fully underway.

- The technology and healthcare sectors struggled in the half, and biotechnology companies were particularly hard hit.

- The Fund's fixed-income holdings provided a much-needed boost in what was a dismal half for large-capitalization growth stocks.

- We continue to rely on our in-depth research to seek areas of opportunity in the stock and bond markets.

We found a great deal of opportunity in the consumer discretionary sector, and many companies in this area were beneficiaries of continued strength in consumer spending during the half. One of our largest holdings in this area was ROYAL CARIBBEAN CRUISES LIMITED, which was a major driver of the Fund's performance, particularly in the first quarter. Travel stocks in general were beaten down after September 11, something which gave this stock a very attractive valuation. Moreover, the company is a major player in an oligopolistic industry, where a very few companies control the market. Our in-depth research suggested that Wall Street's estimates of Royal Caribbean's earnings potential were too low, and we have since been proven right.


     Another area of opportunity was economically sensitive stocks, companies whose prospects might increase once an economic recovery was fully underway. One of our favorites in this area was UNION PACIFIC CORPORATION, America's leading rail carrier. The company has high fixed costs, which means that any additional increases in revenue--and the firm has seen an increase in volumes--may contribute directly to growth in earnings per share. Moreover, the company has been addressing the issue of cost


LARGEST EQUITY HOLDINGS  (ticker symbol)

      1.  Estee Lauder Companies, Inc. Class A (EL)        5.09%
      2.  Royal Caribbean Cruises Limited (RCL)            4.68%
      3.  Union Pacific Corporation (UNP)                  3.88%
      4.  Viacom, Inc. Class B (VIA.B)                     3.47%
      5.  Microsoft Corporation (MSFT)                     3.07%
      6.  Cendant Corporation (CD)                         2.90%
      7.  Amgen, Inc. (AMGN)                               2.60%
      8.  Serono SA ADR (SRA)                              2.41%
      9.  Procter & Gamble Company (PG)                    2.37%
      10. Allergan, Inc. (AGN)                             2.36%

     Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

management; and again, any savings may rebound directly to earnings growth. For these reasons, the company saw its earnings estimates revised upward during the half.


WHAT HINDERED THE FUND'S PERFORMANCE DURING THE HALF?

For the six months ended June 30, technology stocks were the second hardest-hit sector of the S&P 500 Index. Throughout the economic slowdown, corporate spending has been sluggish, and information technology

[CHART]
GROWTH OF $10,000 INVESTMENT

                                                LIPPER
                                                BAL. FD.
                    BALANCED       S&P 500       INDEX
06/30/1992          10,000.00     10,000.00    10,000.00
07/31/1992          10,304.18     10,421.58    10,293.98
08/31/1992          10,316.86     10,197.24    10,198.21
09/30/1992          10,576.99     10,316.09    10,315.49
10/30/1992          10,564.22     10,372.95    10,316.55
11/30/1992          10,691.96     10,711.02    10,551.75
12/31/1992          10,812.83     10,836.19    10,702.64
01/29/1993          11,060.35     10,936.19    10,846.08
02/26/1993          11,229.71     11,073.35    10,979.49
03/31/1993          11,432.15     11,307.68    11,205.65
04/30/1993          11,327.27     11,044.88    11,120.51
05/28/1993          11,655.03     11,319.76    11,315.12
06/30/1993          11,872.38     11,354.56    11,435.05
07/31/1993          11,938.41     11,328.65    11,480.78
08/31/1993          12,347.81     11,748.12    11,827.52
09/30/1993          12,750.61     11,656.09    11,852.34
10/31/1993          13,108.84     11,908.27    11,974.39
11/30/1993          12,909.82     11,780.53    11,782.80
12/31/1993          13,175.43     11,926.76    11,980.78
01/31/1994          13,441.00     12,341.47    12,294.67
02/28/1994          13,500.02     11,994.52    12,053.68
03/31/1994          13,041.48     11,473.87    11,616.13
04/30/1994          13,204.31     11,632.65    11,641.72
05/31/1994          13,189.51     11,806.26    11,731.34
06/30/1994          12,982.36     11,519.75    11,527.22
07/29/1994          13,116.20     11,909.82    11,787.76
08/31/1994          13,562.33     12,389.36    12,082.45
09/30/1994          13,176.23     12,083.99    11,864.92
10/31/1994          13,176.23     12,365.65    11,901.73
11/30/1994          12,847.57     11,905.61    11,624.40
12/31/1994          12,920.39     12,081.33    11,736.01
01/31/1995          13,116.61     12,402.27    11,881.52
02/28/1995          13,373.21     12,874.67    12,227.32
03/31/1995          13,644.86     13,257.06    12,443.73
04/28/1995          13,720.75     13,656.66    12,677.68
05/31/1995          14,191.26     14,186.29    13,083.33
06/30/1995          14,616.72     14,521.70    13,314.92
07/31/1995          15,211.77     15,012.68    13,595.85
08/31/1995          15,257.54     15,041.89    13,701.89
09/29/1995          15,791.98     15,674.72    14,029.37
10/31/1995          15,715.17     15,629.11    13,994.28
11/30/1995          16,283.56     16,302.41    14,429.52
12/31/1995          16,720.07     16,616.40    14,656.10
01/31/1996          17,104.04     17,192.91    14,921.36
02/29/1996          17,453.11     17,340.97    14,928.81
03/29/1996          17,645.29     17,509.09    14,985.53
04/30/1996          17,873.31     17,778.39    15,084.43
05/31/1996          18,241.65     18,220.66    15,238.33
06/28/1996          18,531.77     18,294.28    15,288.61
07/31/1996          17,984.64     17,493.80    14,895.66
08/30/1996          18,478.82     17,859.15    15,131.04
09/30/1996          19,008.57     18,860.72    15,690.88
10/31/1996          19,470.46     19,392.27    16,023.50
11/29/1996          20,181.06     20,849.75    16,770.21
12/31/1996          19,856.03     20,436.69    16,563.97
01/31/1997          20,436.18     21,722.29    17,070.81
02/28/1997          20,361.32     21,880.52    17,133.97
03/31/1997          20,004.14     20,978.03    16,635.39
04/30/1997          20,624.57     22,239.47    17,136.10
05/30/1997          21,414.21     23,575.80    17,836.96
06/30/1997          22,015.83     24,633.59    18,416.66
07/31/1997          22,639.99     26,606.96    19,464.56
08/29/1997          21,959.09     25,114.69    18,847.53
09/30/1997          22,849.69     26,487.38    19,599.56
10/31/1997          22,716.29     25,613.55    19,242.83
11/28/1997          22,906.86     26,790.10    19,595.01
12/31/1997          23,216.00     27,251.23    19,884.97
01/30/1998          23,850.09     27,564.12    20,024.16
02/27/1998          24,525.10     29,535.75    20,819.14
03/31/1998          24,975.96     31,050.10    21,456.20
04/30/1998          25,181.86     31,360.88    21,606.39
05/29/1998          25,037.73     30,803.23    21,388.20
06/30/1998          25,387.52     32,056.88    21,775.30
07/31/1998          24,828.42     31,735.02    21,520.54
08/31/1998          23,399.59     27,142.91    19,665.49
09/30/1998          24,620.06     28,875.28    20,515.00
10/30/1998          25,453.22     31,241.01    21,282.27
11/30/1998          26,078.10     33,126.76    22,061.18
12/31/1998          26,457.55     35,037.41    22,875.25
01/29/1999          26,153.69     36,511.09    23,241.25
02/26/1999          25,567.68     35,356.70    22,683.47
03/31/1999          25,914.51     36,769.77    23,243.79
04/30/1999          26,460.31     38,202.45    24,006.19
05/28/1999          26,351.15     37,283.37    23,636.49
06/30/1999          26,723.87     39,359.03    24,288.85
07/30/1999          26,152.94     38,135.41    23,834.65
08/31/1999          26,218.82     37,943.03    23,584.39
09/30/1999          25,628.21     36,900.53    23,282.51
10/29/1999          26,071.22     39,252.63    23,957.70
11/30/1999          25,761.11     40,034.61    24,216.45
12/31/1999          25,869.79     42,391.56    24,933.25
01/31/2000          25,029.70     40,269.12    24,307.43
02/29/2000          26,116.88     39,495.26    24,249.09
03/31/2000          27,439.85     43,358.79    25,677.36
04/28/2000          25,630.36     42,057.97    25,207.47
05/31/2000          24,762.79     41,178.93    24,970.51
06/30/2000          26,025.25     42,205.13    25,370.04
07/31/2000          25,801.32     41,551.43    25,301.54
08/31/2000          27,717.14     44,116.96    26,429.99
09/29/2000          26,344.25     41,793.90    25,874.96
10/31/2000          25,495.24     41,629.17    25,851.67
11/30/2000          23,023.12     38,330.45    24,913.26
12/29/2000          23,168.61     38,521.55    25,533.60
01/31/2001          24,148.63     39,892.59    26,074.91
02/28/2001          22,414.75     36,241.98    25,063.20
03/30/2001          21,134.09     33,952.42    24,253.67
04/30/2001          22,800.58     36,597.44    25,272.32
05/31/2001          22,699.58     36,821.97    25,497.24
06/29/2001          22,235.88     35,937.97    25,107.14
07/31/2001          21,704.04     35,591.21    25,089.56
08/31/2001          20,209.83     33,352.01    24,374.51
09/28/2001          18,342.28     30,655.07    23,202.09
10/31/2001          19,282.26     31,245.23    23,589.57
11/30/2001          20,882.76     33,646.86    24,528.43
12/31/2001          20,866.35     33,940.52    24,705.04
01/31/2002          20,790.01     33,452.00    24,487.63
02/28/2002          20,102.95     32,792.72    24,321.12
03/28/2002          21,078.70     34,034.37    24,853.75
04/30/2002          20,108.98     31,971.91    24,257.26
05/31/2002          19,853.79     31,735.30    24,245.13
06/28/2002          18,573.27     29,474.31    23,209.86

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 6/30/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The S&P 500 Index does not include a fixed-income component, while the Fund does. The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc., adjusted for the reinvestment of dividends and capital gain distributions and reflective of the management expenses associated with the actual funds included in the Index. Further information related to Fund performance is contained elsewhere in this report.

(IT) expenditures have been especially slow. This has had a pervasive effect, impacting companies throughout the sector. Underperforming tech stocks in the Fund included semiconductor companies MAXIM INTEGRATED PRODUCTS, INC., and NOVELLUS SYSTEMS, INC., as well as BROCADE COMMUNICATIONS SYSTEMS, INC., a provider of networking infrastructure for computer storage devices.

     The healthcare sector also struggled in the half, and biotechnology companies were particularly hard hit. We had high hopes for this industry, as biotech companies are not as exposed to the issue of patent expirations, which has dogged the pharmaceutical industry of late. Genzyme, which we

           AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                            YEAR-TO-          1               5              10         SINCE
(INCEPTION DATE)                  DATE+           YEAR           YEARS          YEARS      INCEPTION
CLASS A SHARES (12/31/99)
 With sales charge (5.75%)       (16.37%)       (22.03%)           --             --        (14.69%)
 Without sales charge            (11.26%)       (17.24%)           --             --        (12.64%)
CLASS B SHARES (12/31/99)
 With redemption*                (15.00%)       (21.01%)           --             --        (14.33%)
 Without redemption              (11.45%)       (17.72%)           --             --        (13.30%)
CLASS C SHARES (12/31/99)
 With redemption**               (12.45%)       (19.18%)           --             --        (13.73%)
 Without redemption              (11.57%)       (18.36%)           --             --        (13.73%)
CLASS F SHARES (2/19/63)         (10.99%)       (16.47%)        (3.34%)         6.39%          n/a
CLASS R SHARES (12/31/99)        (17.60%)       (23.01%)           --             --        (15.03%)
CLASS T SHARES (12/31/99)
 With sales charge (4.50%)       (18.25%)       (23.69%)           --             --        (15.63%)
 Without sales charge            (14.44%)       (20.12%)           --             --        (14.07%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     +Total return is not annualized.

no longer own, was particularly disappointing: the company announced that it had excess inventory of its dialysis product Renagel, and this hurt the company's profit prospects.

     We also saw poor performance from the media giant AOL TIME WARNER, INC. Investors began to reevaluate the company's earnings potential in the wake of recent accounting scandals, and a declining rate in America Online subscriber growth and revenue concerns at Time Warner sparked a substantial slide in the stock.


HOW DID THE FIXED-INCOME PORTION OF THE FUND FARE IN THE FIRST HALF?

In the first quarter of the year, investors began to anticipate an economic recovery and possible interest rate hikes. Corporate bonds, and especially lower quality corporate debt, were expected to outperform higher quality securities as company profits and earnings increased throughout the recovery. Following the release of stronger-than-expected economic data, the Federal Open Market Committee suggested that a recovery was well underway, raising the possibility that the Fed might actually raise interest

[CHART]
COMPOSITION OF EQUITY ASSETS

Consumer Discretionary        29.92%
Information Technology        15.09%
Industrials                   15.04%
Healthcare                    13.80%
Consumer Staples              10.83%
Financials                     9.13%
Materials                      3.74%
Energy                         2.45%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

rates to ward off potential inflation. The Fund's fixed-income holdings, which consisted largely of high-quality debt instruments, suffered as investors increasingly looked for opportunity in lower-quality bonds.

     As the equity markets began to doubt the recovery in the second quarter, and as accounting scandals multiplied, investors began to look for safe haven in U.S. Treasury and Agency securities. We have long favored credit quality and liquidity in our fixed-income investments, and the Fund's large weighting in Treasuries and high-grade corporates served us well in this environment. All in all, the Fund's fixed-income holdings provided a much-needed boost in what was a dismal half for large-capitalization growth stocks.


WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

Over the past six months, evidence has shown that the economy is in a recovery phase, and that recovery is likely to be a long process. Corporate fundamentals and profit outlooks are improving, albeit slowly. The accounting crisis has kept investors on edge, but heightened scrutiny may help weed out other offenders. Our international relations are still fraught with tension, and the issue of war with Iraq is a big question.

     As we go forward, I expect to see an environment of continued volatility, but also one where good companies can be found at reasonable valuations. We will continue to rely on our in-depth research to seek these areas of opportunity in the months ahead.



/s/ John Jares, CFA
John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                  MARKET VALUE

-------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-60.3%
AEROSPACE & DEFENSE-0.9%
       27,200  Lockheed Martin Corporation.......................       $  1,890,400
                                                                        ------------
ALUMINUM-0.9%
       55,700  Alcoa, Inc........................................          1,846,455
                                                                        ------------
APPLICATION SOFTWARE-0.3%
       25,000  Retek, Inc.*......................................            607,500
                                                                        ------------
BANKS-1.6%
       20,000  Bank of America Corporation.......................          1,407,200
       57,000  Bank of New York Company, Inc.....................          1,923,750
                                                                        ------------
                                                                           3,330,950
                                                                        ------------
BIOTECHNOLOGY-2.0%
       84,200  Amgen, Inc.*......................................          3,526,296
       23,200  MedImmune, Inc.*..................................            612,480
                                                                        ------------
                                                                           4,138,776
                                                                        ------------
BROADCASTING & CABLE TV-2.1%
       85,500  Clear Channel Communications, Inc.*...............          2,737,710
       76,200  Comcast Corporation Special Class A*..............          1,785,366
                                                                        ------------
                                                                           4,523,076
                                                                        ------------
CASINOS & GAMING-0.8%
       58,900  Mandalay Resort Group*............................          1,623,873
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-1.1%
       63,950  Best Buy Company, Inc.*...........................          2,321,385
                                                                        ------------
COMPUTER HARDWARE-0.7%
       56,500  Dell Computer Corporation*........................          1,476,910
                                                                        ------------
CONSUMER FINANCE-0.8%
       48,200  MBNA Corporation..................................          1,593,974
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE

-------------------------------------------------------------------------------------

DEPARTMENT STORES-1.5%
      140,500  Nordstrom, Inc....................................       $  3,182,325
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-1.9%
      247,100  Cendant Corporation*..............................          3,923,948
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-3.5%
       81,866  Citigroup, Inc....................................          3,172,308
       37,400  Goldman Sachs Group, Inc..........................          2,743,290
       35,600  Morgan Stanley....................................          1,533,648
                                                                        ------------
                                                                           7,449,246
                                                                        ------------
FOOD RETAIL-0.8%
       80,100  Kroger Company*...................................          1,593,990
                                                                        ------------
FOREST PRODUCTS-0.7%
       24,300  Weyerhaeuser Company..............................          1,551,555
                                                                        ------------
GENERAL MERCHANDISE STORES-1.1%
       43,100  Wal-Mart Stores, Inc..............................          2,370,931
                                                                        ------------
HEALTHCARE DISTRIBUTORS & SERVICES-1.5%
       30,400  Express Scripts, Inc. Class A*....................          1,523,344
       58,035  Omnicare, Inc.....................................          1,523,999
                                                                        ------------
                                                                           3,047,343
                                                                        ------------
HOME IMPROVEMENT RETAIL-2.0%
       34,900  Home Depot, Inc...................................          1,281,877
       66,400  Lowe's Companies, Inc.............................          3,014,560
                                                                        ------------
                                                                           4,296,437
                                                                        ------------
HOUSEHOLD PRODUCTS-1.5%
       36,000  Procter & Gamble Company..........................          3,214,800
                                                                        ------------
INDUSTRIAL CONGLOMERATES-2.7%
       23,400  3M Company........................................          2,878,200
       99,400  General Electric Company..........................          2,887,570
                                                                        ------------
                                                                           5,765,770
                                                                        ------------
INDUSTRIAL GASES-0.8%
       29,400  Praxair, Inc......................................          1,674,918
                                                                        ------------
INDUSTRIAL MACHINERY-1.1%
       32,200  Illinois Tool Works, Inc..........................          2,219,224
                                                                        ------------
LEISURE FACILITIES-3.0%
      324,974  Royal Caribbean Cruises Limited...................          6,336,993
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.3%
       52,900  Harley-Davidson, Inc..............................          2,712,183
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE

-------------------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-4.6%
       85,950  AOL Time Warner, Inc.*............................       $  1,264,325
       69,500  Regal Entertainment Group Class A*................          1,620,740
      105,900  Viacom, Inc. Class B*.............................          4,698,783
      116,400  Walt Disney Company...............................          2,199,960
                                                                        ------------
                                                                           9,783,808
                                                                        ------------
NETWORKING EQUIPMENT-1.6%
       99,400  Brocade Communications Systems, Inc.*.............          1,737,512
      117,000  Cisco Systems, Inc.*..............................          1,632,150
                                                                        ------------
                                                                           3,369,662
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-0.5%
       19,400  Apache Corporation................................          1,115,112
                                                                        ------------
PERSONAL PRODUCTS-3.3%
      195,900  Estee Lauder Companies, Inc. Class A..............          6,895,680
                                                                        ------------
PHARMACEUTICALS-3.9%
       47,900  Allergan, Inc.....................................          3,197,325
       56,900  Johnson & Johnson.................................          2,973,594
       30,750  Pfizer, Inc.......................................          1,076,250
       19,600  Wyeth.............................................          1,003,520
                                                                        ------------
                                                                           8,250,689
                                                                        ------------
RAILROADS-3.1%
       37,992  CSX Corporation...................................          1,322,502
       83,200  Union Pacific Corporation.........................          5,264,896
                                                                        ------------
                                                                           6,587,398
                                                                        ------------
RESTAURANTS-1.0%
       74,900  McDonald's Corporation............................          2,130,905
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-1.5%
       24,100  KLA-Tencor Corporation*...........................          1,060,159
       62,200  Novellus Systems, Inc.*...........................          2,114,800
                                                                        ------------
                                                                           3,174,959
                                                                        ------------
SEMICONDUCTORS-2.0%
       72,650  Intel Corporation.................................          1,327,316
       73,400  Maxim Integrated Products, Inc.*..................          2,813,422
                                                                        ------------
                                                                           4,140,738
                                                                        ------------
SOFT DRINKS-1.4%
       53,000  Coca-Cola Company.................................          2,968,000
                                                                        ------------
SYSTEMS SOFTWARE-2.8%
       60,500  Adobe Systems, Inc................................          1,724,250
       76,900  Microsoft Corporation*............................          4,161,828
                                                                        ------------
                                                                           5,886,078
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$135,260,799)..............................................        126,995,991
                                                                        ------------


-------------------------------------------------------------------------------------
SHARES                                                                  MARKET VALUE

COMMON STOCKS (FOREIGN)-4.1%
BIOTECHNOLOGY-1.6%
      200,600  Serono SA ADR (SZ)................................       $  3,269,780
                                                                        ------------
IT CONSULTING & SERVICES-0.9%
       94,900  Accenture Limited Class A ADR (BD)*...............          1,803,100
                                                                        ------------
LEISURE PRODUCTS-0.6%
       87,450  Steiner Leisure Limited ADR (BA)*.................          1,268,025
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-1.0%
       72,000  Encana Corporation ADR (CA).......................          2,203,200
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$10,265,463)...............................................          8,544,105
                                                                        ------------

PRINCIPAL AMOUNT

-------------------------------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-15.0%
AUTOMOBILE MANUFACTURERS-2.5%
$   5,000,000  Toyota Motor Credit Corporation Series MTN
               5.65% 1/15/07.....................................       $  5,192,150
                                                                        ------------
BANKS-3.5%
    6,540,000  Washington Mutual, Inc.
               8.25% 4/1/10......................................          7,442,493
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS-2.5%
    5,000,000  Hewlett-Packard Company
               7.15% 6/15/05.....................................          5,312,046
                                                                        ------------
GENERAL MERCHANDISE STORES-2.5%
    5,000,000  Target Corporation
               5.95% 5/15/06.....................................          5,250,661
                                                                        ------------
HOUSEHOLD PRODUCTS-1.5%
    3,000,000  Colgate-Palmolive Company
               5.98% 4/25/12.....................................          3,078,810
                                                                        ------------
MOVIES & ENTERTAINMENT-1.0%
    2,000,000  Viacom, Inc.
               7.75% 6/1/05......................................          2,192,464
                                                                        ------------
PHARMACEUTICALS-1.5%
    3,000,000  Abbott Laboratories
               5.625% 7/1/06.....................................          3,108,810
                                                                        ------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$30,339,894)...............................................         31,577,434
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

PRINCIPAL AMOUNT                                                        MARKET VALUE

-------------------------------------------------------------------------------------

GOVERNMENT BONDS (FOREIGN)-2.8%
GOVERNMENT SECURITIES-2.8%
 CAD8,535,000  Province of Quebec
               6.50% 12/1/05 (CA)................................       $  5,930,779
                                                                        ------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$5,799,319)................................................          5,930,779
                                                                        ------------

U.S. GOVERNMENT SECURITIES-16.6%
AGENCY PASS-THROUGH-2.5%
$   4,995,179  U.S. Small Business Administration Series 10-A
               6.64% 2/1/11......................................          5,222,510
                                                                        ------------
U.S. AGENCIES-10.4%
               Federal Home Loan Bank:
    4,000,000  4.125% 1/14/05....................................          4,065,992
    3,500,000  6.50% 11/15/05....................................          3,795,356
    5,000,000  6.70% 4/4/17 Callable 4/4/05......................          5,100,750
               Federal Home Loan Mortgage Corporation
               6.645% 3/10/04....................................          5,294,846
    5,000,000
               Federal National Mortgage Association
               5.75% 6/15/05.....................................          3,626,706
    3,425,000
                                                                        ------------
                                                                          21,883,650
                                                                        ------------
U.S. TREASURY NOTES-3.7%
    7,150,000  U.S. Treasury Note
               6.875% 5/15/06....................................          7,937,887
                                                                        ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$33,247,982)...............................................         35,044,047
                                                                        ------------
CORPORATE SHORT-TERM NOTES-2.6%
AIR FREIGHT & LOGISTICS-2.6%
$   5,500,000  United Parcel Service, Inc.
               1.88% 7/1/02......................................       $  5,500,000
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$5,500,000)......................................          5,500,000
                                                                        ------------
TOTAL INVESTMENTS-101.4%
(TOTAL COST-$220,413,457)........................................        213,592,356
OTHER ASSETS AND LIABILITIES-(1.4%)..............................         (2,914,745)
                                                                        ------------
NET ASSETS-100.0%................................................       $210,677,611
                                                                        ============

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $220,413,457
                                                    -----------
Investment securities, at market..................  213,592,356
Cash..............................................      594,508
Receivables:
  Investment securities sold......................    3,193,211
  Capital shares sold.............................       62,944
  Dividends and interest..........................      925,155
Other assets......................................       57,002
                                                    -----------
    Total Assets..................................  218,425,176
                                                    -----------

LIABILITIES
Payables:
  Investment securities purchased.................    6,734,651
  Capital shares redeemed.........................      739,543
  Advisory fees...................................      117,461
  Shareholder servicing fees......................        8,265
  Accounting fees.................................       10,843
  Distribution fees...............................       37,359
  Other...........................................       99,173
  Dividends.......................................          270
                                                    -----------
    Total Liabilities.............................    7,747,565
                                                    -----------
Net Assets........................................  $210,677,611
                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (UNAUDITED) (CONTINUED)

Net Assets--Class A...............................  $ 1,435,381
Shares Outstanding--Class A.......................      198,214
Net Asset Value, Redemption Price Per Share.......  $      7.24
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $      7.68

Net Assets--Class B...............................  $ 1,340,967
Shares Outstanding--Class B.......................      186,733
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $      7.18

Net Assets--Class C...............................  $   411,542
Shares Outstanding--Class C.......................       57,901
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $      7.11

Net Assets--Class F...............................  $207,461,031
Shares Outstanding--Class F.......................   28,574,627
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $      7.26

Net Assets--Class R...............................  $    11,525
Shares Outstanding--Class R.......................        1,709
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $      6.74

Net Assets--Class T...............................  $    17,165
Shares Outstanding--Class T.......................        2,455
Net Asset Value, Redemption Price Per Share.......  $      6.99
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $      7.32

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $   652,372
  Interest........................................    2,368,441
  Foreign taxes withheld..........................       (5,877)
                                                    -----------
    Total Investment Income.......................    3,014,936
                                                    -----------
Expenses:
  Advisory fees--Note 2...........................      829,614
  Shareholder servicing fees--Note 2..............       51,641
  Accounting fees--Note 2.........................       40,483
  Distribution fees--Note 2.......................      323,487
  Transfer agency fees--Note 2....................      358,545
  Registration fees--Note 2.......................       40,167
  Postage and mailing expenses....................       48,205
  Custodian fees and expenses--Note 2.............        8,675
  Printing expenses...............................       40,351
  Legal and audit fees............................       22,477
  Directors' fees and expenses....................       11,042
  Other expenses..................................        9,911
                                                    -----------
    Total Expenses................................    1,784,598
    Earnings Credits..............................       (4,432)
    Reimbursed Expenses...........................       (2,891)
    Expense Offset to Broker Commissions..........         (500)
                                                    -----------
    Net Expenses..................................    1,776,775
                                                    -----------
  Net Investment Income...........................    1,238,161
                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....  (13,063,306)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................  (15,223,696)
                                                    -----------
Net Realized and Unrealized Gain (Loss) on
Investments and
Foreign Currency Transactions.....................  (28,287,002)
                                                    -----------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $(27,048,841)
                                                    ===========

Purchases of long-term securities.................  $129,678,822
Proceeds from sales of long-term securities.......  $180,535,215
Purchases of long-term U.S. Government
Obligations.......................................  $14,204,922
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $10,589,090

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS        YEAR
                                              ENDED          ENDED
                                             6/30/02       12/31/01
                                          -------------  -------------
OPERATIONS
Net Investment Income...................  $   1,238,161  $   5,365,033
Net Realized (Loss) from Security
  Transactions..........................    (13,063,306)   (76,431,923)
Net Change in Unrealized
  Appreciation/Depreciation.............    (15,223,696)    19,499,357
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................    (27,048,841)   (51,567,533)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Investment Income
  Class A...............................         (3,690)       (11,477)
  Class B...............................           (187)        (7,242)
  Class C...............................              0         (1,480)
  Class F...............................     (1,269,007)    (5,329,311)
  Class R...............................              0            (10)
  Class T...............................              0           (206)
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................     (1,272,884)    (5,349,726)
                                          -------------  -------------

                                           SIX MONTHS        YEAR
                                              ENDED          ENDED
                                             6/30/02       12/31/01
                                          -------------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $     474,066  $   1,975,275
  Class B...............................        128,396        792,075
  Class C...............................         43,882        439,175
  Class F...............................     17,138,632    133,955,659
  Class R...............................              0         12,982
  Class T...............................              0        445,839
Reinvested dividends and distributions
  Class A...............................          2,567         10,941
  Class B...............................            157          5,959
  Class C...............................              0          1,240
  Class F...............................      1,237,731      5,247,924
  Class R...............................              0             10
  Class T...............................              0            135
                                          -------------  -------------
                                             19,025,431    142,887,214
Cost of shares redeemed
  Class A...............................        (89,537)    (1,344,327)
  Class B...............................        (97,602)      (189,723)
  Class C...............................        (72,243)       (76,260)
  Class F...............................    (80,071,932)  (338,182,387)
  Class R...............................              0              0
  Class T...............................       (215,723)      (221,409)
                                          -------------  -------------
                                            (80,547,037)  (340,014,106)
                                          -------------  -------------
Net (Decrease) from Capital Share
  Transactions..........................    (61,521,606)  (197,126,892)
                                          -------------  -------------
Net (Decrease) in Net Assets............    (89,843,331)  (254,044,151)

NET ASSETS
  Beginning of period...................  $ 300,520,942  $ 554,565,093
                                          -------------  -------------
  End of period.........................  $ 210,677,611  $ 300,520,942
                                          =============  =============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $ 404,882,733  $ 466,404,339
Accumulated undistributed net investment
  income................................        (37,750)        (3,027)
Accumulated undistributed net realized
  (loss) from security transactions.....   (187,346,719)  (174,283,413)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................     (6,820,653)     8,403,043
                                          -------------  -------------
    Total...............................  $ 210,677,611  $ 300,520,942
                                          =============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  period...........................      $  8.18      $  9.24     $ 10.47
Income from investment operations:
    Net investment income..........         0.03         0.06        0.13
    Net (losses) on securities
      (both realized and
      unrealized)..................        (0.95)       (1.03)      (1.18)
                                         -------      -------     -------
        Total from investment
          operations...............        (0.92)       (0.97)      (1.05)
Less distributions:
    From net investment income.....        (0.02)       (0.09)      (0.16)
    From net realized gains........         0.00         0.00       (0.02)
                                         -------      -------     -------
        Total distributions........        (0.02)       (0.09)      (0.18)
Net Asset Value, end of period.....      $  7.24      $  8.18     $  9.24
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (11.26%)     (10.46%)    (10.21%)
    Net assets, end of period
      (000s).......................      $ 1,435      $ 1,227     $   699
    Net expenses to average net
      assets#......................         2.02%**      1.87%       1.20%
    Gross expenses to average net
      assets#......................         2.03%**      1.87%       1.23%
    Net investment income to
      average net assets...........         0.35%**      0.51%       1.48%
    Portfolio turnover rate@.......           87%         111%        126%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  period...........................      $  8.11      $  9.18     $ 10.47
Income from investment operations:
    Net investment income (loss)...        (0.01)        0.01        0.10
    Net (losses) on securities
      (both realized and
      unrealized)..................        (0.92)       (1.03)      (1.24)
                                         -------      -------     -------
        Total from investment
          operations...............        (0.93)       (1.02)      (1.14)
Less distributions:
    From net investment income.....         0.00+       (0.05)      (0.13)
    From net realized gains........         0.00         0.00       (0.02)
                                         -------      -------     -------
        Total distributions........         0.00        (0.05)      (0.15)
Net Asset Value, end of period.....      $  7.18      $  8.11     $  9.18
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (11.45%)     (11.13%)    (11.06%)
    Net assets, end of period
      (000s).......................      $ 1,341      $ 1,484     $ 1,008
    Net expenses to average net
      assets#......................         2.65%**      2.49%       1.93%
    Gross expenses to average net
      assets#......................         2.65%**      2.50%       1.96%
    Net investment income (loss) to
      average net assets...........        (0.29%)**    (0.13%)      0.71%
    Portfolio turnover rate@.......           87%         111%        126%

  + Distributions from net investment income for the six months ended June 30, 2002 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  period...........................      $  8.04      $  9.17     $ 10.47
Income from investment operations:
    Net investment income (loss)...        (0.07)       (0.05)       0.10
    Net (losses) on securities
      (both realized and
      unrealized)..................        (0.86)       (1.03)      (1.28)
                                         -------      -------     -------
        Total from investment
          operations...............        (0.93)       (1.08)      (1.18)
Less distributions:
    From net investment income.....         0.00        (0.05)      (0.10)
    From net realized gains........         0.00         0.00       (0.02)
                                         -------      -------     -------
        Total distributions........         0.00        (0.05)      (0.12)
Net Asset Value, end of period.....      $  7.11      $  8.04     $  9.17
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (11.57%)     (11.80%)    (11.36%)
    Net assets, end of period
      (000s).......................      $   412      $   496     $   174
    Net expenses to average net
      assets#, +...................         3.86%**      3.96%       1.86%
    Gross expenses to average net
      assets#, +...................         3.86%**      3.96%       1.88%
    Net investment income (loss) to
      average net assets+..........        (1.50%)**    (1.64%)      0.76%
    Portfolio turnover rate@.......           87%         111%        126%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 4.24%. The gross expense ratio would have been 4.24%. The net investment income (loss) ratio would have been (1.92%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                             SIX MONTHS
                                ENDED                                     YEAR ENDED DECEMBER 31,
                              JUNE 30,      -----------------------------------------------------------------------------------
                                2002             2001             2000             1999             1998             1997
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
CLASS F SHARES
Net Asset Value,
  beginning of period....     $   8.20         $   9.22         $  10.47        $    12.19       $    11.35        $  10.61
Income from investment
  operations:
    Net investment
      income.............         0.04             0.10             0.15              0.32             0.30            0.29
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........        (0.94)           (1.02)           (1.23)            (0.61)            1.27            1.48
                              --------         --------         --------        ----------       ----------        --------
        Total from
           investment
           operations....        (0.90)           (0.92)           (1.08)            (0.29)            1.57            1.77
Less distributions:
    From net investment
      income.............        (0.04)           (0.10)           (0.15)            (0.32)           (0.30)          (0.30)
    From net realized
      gains..............         0.00             0.00            (0.02)            (1.11)           (0.43)          (0.73)
                              --------         --------         --------        ----------       ----------        --------
        Total
         distributions...        (0.04)           (0.10)           (0.17)            (1.43)           (0.73)          (1.03)
Net Asset Value, end of
  period.................     $   7.26         $   8.20         $   9.22        $    10.47       $    12.19        $  11.35
                              ========         ========         ========        ==========       ==========        ========
Total Return/Ratios
    Total return.........       (10.99%)          (9.94%)         (10.44%)           (2.22%)          13.96%          16.90%
    Net assets, end of
      period (000s)......     $207,461         $297,068         $552,675        $1,055,825       $1,244,221        $942,690
    Net expenses to
      average net
      assets#............         1.37%**          1.22%            1.07%             0.97%            0.99%           0.99%
    Gross expenses to
      average net
      assets#............         1.37%**          1.23%            1.08%             0.98%            1.00%           1.01%
    Net investment income
      to average net
      assets.............         0.98%**          1.20%            1.41%             2.64%            2.51%           2.77%
    Portfolio turnover
      rate@..............           87%             111%             126%              218%             211%            203%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
  period...........................      $  8.18      $  9.22     $ 10.47
Income from investment operations:
    Net investment income (loss)...        (0.56)        0.09        0.18
    Net (losses) on securities
      (both realized and
      unrealized)..................        (0.88)       (1.02)      (1.23)
                                         -------      -------     -------
        Total from investment
          operations...............        (1.44)       (0.93)      (1.05)
Less distributions:
    From net investment income.....         0.00        (0.11)      (0.18)
    From net realized gains........         0.00         0.00       (0.02)
                                         -------      -------     -------
        Total distributions........         0.00        (0.11)      (0.20)
Net Asset Value, end of period.....      $  6.74      $  8.18     $  9.22
                                         =======      =======     =======
Total Return/Ratios
    Total return...................       (17.60%)     (10.09%)    (10.18%)
    Net assets, end of period
      (000s).......................      $    12      $    14     $     1
    Net expenses to average net
      assets#, +...................        17.04%**      3.07%       0.80%
    Gross expenses to average net
      assets#, +...................        17.06%**      3.07%       0.81%
    Net investment income (loss) to
      average net assets+..........       (14.69%)**    (0.75%)      1.71%
    Portfolio turnover rate@.......           87%         111%        126%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 39.69% (2002) and 272.77% (2001). The gross expense ratios would have been 39.71% (2002) and 272.77% (2001). The net investment income (loss) ratios would have been (37.34%) (2002) and (270.45%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  period...........................      $  8.17      $  9.21     $ 10.47
Income from investment operations:
    Net investment income (loss)...        (0.58)        0.08        0.12
    Net (losses) on securities
      (both realized and
      unrealized)..................        (0.60)       (1.04)      (1.22)
                                         -------      -------     -------
        Total from investment
          operations...............        (1.18)       (0.96)      (1.10)
Less distributions:
    From net investment income.....         0.00        (0.08)      (0.14)
    From net realized gains........         0.00         0.00       (0.02)
                                         -------      -------     -------
        Total distributions........         0.00        (0.08)      (0.16)
Net Asset Value, end of period.....      $  6.99      $  8.17     $  9.21
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (14.44%)     (10.44%)    (10.67%)
    Net assets, end of period
      (000s).......................      $    17      $   232     $     9
    Net expenses to average net
      assets#, +...................         8.83%**      3.36%       1.30%
    Gross expenses to average net
      assets#, +...................         8.94%**      3.36%       1.32%
    Net investment income (loss) to
      average net assets+..........        (6.71%)**    (1.12%)      1.22%
    Portfolio turnover rate@.......           87%         111%        126%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 20.85% (2002) and 18.37% (2001). The gross expense ratios would have been 20.96% (2002) and 18.37% (2001). The net investment income (loss) ratios would have been (18.73%) (2002) and (16.13%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A,
Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $11,206 during the six months ended
June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $1,975 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $1,763, $1,783, $572, and $30, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $5,348, $1,716, $316,393, and $30, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,946, $2,729, $2,576, $28,659, $1,551, and $1,706, respectively, for state registration fees. During the six months ended June 30, 2002, Class R and Class T shares were reimbursed $1,473 and $1,418, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 and 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $             0
Accumulated Capital Losses........................  $   129,399,812
Post-October Capital Loss Deferral................  $    29,043,638
Post-October Currency Loss Deferral...............  $         3,027
Federal Tax Cost..................................  $   223,299,489
Unrealized Appreciation...........................  $     9,719,866
Unrealized (Depreciation).........................  $   (19,426,999)
Net (Depreciation)................................  $    (9,707,133)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             SIX MONTHS           YEAR
                                               ENDED             ENDED
                                              6/30/02           12/31/01
                                          ----------------  ----------------
CLASS A
      Shares sold.......................            58,952           225,372
      Shares issued for dividends
        reinvested......................               355             1,353
      Shares redeemed...................           (11,159)         (152,284)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            48,148            74,441
CLASS B
      Shares sold.......................            16,355            95,723
      Shares issued for dividends
        reinvested......................                22               739
      Shares redeemed...................           (12,510)          (23,447)
      NET INCREASE IN SHARES
        OUTSTANDING.....................             3,867            73,015
CLASS C
      Shares sold.......................             5,326            51,359
      Shares issued for dividends
        reinvested......................                 0               154
      Shares redeemed...................            (9,137)           (8,734)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................            (3,811)           42,779
CLASS F
      Shares sold.......................         2,114,597        15,340,985
      Shares issued for dividends
        reinvested......................           158,454           644,426
      Shares redeemed...................        (9,947,652)      (39,691,711)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................        (7,674,601)      (23,706,300)
CLASS R
      Shares sold.......................                 0             1,611
      Shares issued for dividends
        reinvested......................                 0                 1
      Shares redeemed...................                 0                 0
      NET INCREASE IN SHARES
        OUTSTANDING.....................                 0             1,612
CLASS T
      Shares sold.......................                 0            54,120
      Shares issued for dividends
        reinvested......................                 0                16
      Shares redeemed...................           (25,866)          (26,817)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................           (25,866)           27,319

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

DREYFUS FOUNDERS BALANCED FUND
P.O. Box 173655
Denver, CO 80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY (SM)
2930 East Third Avenue
Denver, CO 80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO 64105

DISTRIBUTOR
DREYFUS SERVICE CORPORATION
200 Park Avenue
New York, NY 10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use: August 21, 2002

             (C) 2002 Founders Asset Management LLC, Broker-Dealer.

                                                                    A-636-BAL-02

        Dreyfus Founders
        Balanced Fund




        SEMIANNUAL REPORT       June 30, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

     TABLE OF CONTENTS

Management Overview                      3

Statement of Investments                10

Statement of Assets and Liabilities     15

Statement of Operations                 17

Statements of Changes in Net Assets     18

Financial Highlights                    20

Notes to Financial Statements           26

Your Board Representatives              32


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The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of June 30, 2002 are included in the Statement of Investments.


       -  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

     MANAGEMENT OVERVIEW


[PHOTO OF JOHN JARES]

A DISCUSSION WITH PORTFOLIO MANAGER
JOHN JARES, CFA

HOW DID THE FUND HANDLE THE TURBULENT MARKET IN THE FIRST HALF?

The six-month period ended June 30, 2002 was a challenging one for stock investors. The U.S. economy did begin to recover, but it appeared that the recovery may be a slow and tepid one. At the beginning of the year, investors were on edge about the potential ramifications of the Enron controversy; by the end of the half, investor confidence had been shattered by a wave of revelations about improprieties at several other major companies. And the unease following the September 11 attacks has matured into uncertainty about the evolving situation in the Middle East.

Largely because of our focus on growth-oriented stocks (which were decidedly out of favor throughout the half), the Fund underperformed its peer group, as measured by the Lipper Balanced Fund Index. (See pages 6 and 7 for the Fund's total returns and for an index description.)


WHAT WERE THE SPECIFIC MARKET DYNAMICS DURING THE PERIOD?

In the first half, large-capitalization stocks, and large-cap growth stocks in particular, were subjected to three major stresses. First, corporate profits continued their slide, resulting in a large number of earnings warnings. Firms have cut costs to remain competitive, and this has also had the effect of reducing corporate spending. Second, following the Enron debacle, investors began to shy away from the stocks of some large companies, under the assumption that complex balance sheets may hide dangerous

[SIDENOTE]

"THROUGHOUT THE ECONOMIC SLOWDOWN, CORPORATE SPENDING HAS BEEN SLUGGISH, AND INFORMATION TECHNOLOGY (IT) EXPENDITURES HAVE BEEN ESPECIALLY SLOW. THIS HAS HAD A PERVASIVE EFFECT, IMPACTING COMPANIES THROUGHOUT THE TECHNOLOGY SECTOR."

irregularities. Finally, there has been growing suspicion that the U.S. may launch an attack against Iraq, and investors cannot yet see how this may impact the markets.

     All of this amounted to a good deal of uncertainty about the future, and uncertainty is something investors have historically abhorred. The reaction in the marketplace was a move to more defensive issues. Thus, growth companies were shunned in favor of value stocks. The bond market was also a beneficiary of these flows, with U.S. Treasury securities being favored for their safety.


WHAT PORTFOLIO DECISIONS WERE MOST POSITIVE FOR THE FUND DURING THE PERIOD?

Things were bad all over in the first half, with seven of the 10 sectors in the Standard & Poor's 500 Index posting negative returns, including such traditional growth sectors as healthcare and information technology. Thus, the Fund's performance over the past six months was driven more by stockpicking than by its sector allocation.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

-    The Fund underperformed its peer group during the first half.

- We found opportunity in the consumer discretionary sector, and many companies in this area were beneficiaries of continued strength in consumer spending during the half.

- Another area of opportunity was economically sensitive stocks, companies whose prospects might increase once an economic recovery was fully underway.

- The technology and healthcare sectors struggled in the half, and biotechnology companies were particularly hard hit.

- The Fund's fixed-income holdings provided a much-needed boost in what was a dismal half for large-capitalization growth stocks.

- We continue to rely on our in-depth research to seek areas of opportunity in the stock and bond markets.

We found a great deal of opportunity in the consumer discretionary sector, and many companies in this area were beneficiaries of continued strength in consumer spending during the half. One of our largest holdings in this area was ROYAL CARIBBEAN CRUISES LIMITED, which was a major driver of the Fund's performance, particularly in the first quarter. Travel stocks in general were beaten down after September 11, something which gave this stock a very attractive valuation. Moreover, the company is a major player in an oligopolistic industry, where a very few companies control the market. Our in-depth research suggested that Wall Street's estimates of Royal Caribbean's earnings potential were too low, and we have since been proven right.


     Another area of opportunity was economically sensitive stocks, companies whose prospects might increase once an economic recovery was fully underway. One of our favorites in this area was UNION PACIFIC CORPORATION, America's leading rail carrier. The company has high fixed costs, which means that any additional increases in revenue--and the firm has seen an increase in volumes--may contribute directly to growth in earnings per share. Moreover, the company has been addressing the issue of cost


LARGEST EQUITY HOLDINGS  (ticker symbol)

      1.  Estee Lauder Companies, Inc. Class A (EL)        5.09%
      2.  Royal Caribbean Cruises Limited (RCL)            4.68%
      3.  Union Pacific Corporation (UNP)                  3.88%
      4.  Viacom, Inc. Class B (VIA.B)                     3.47%
      5.  Microsoft Corporation (MSFT)                     3.07%
      6.  Cendant Corporation (CD)                         2.90%
      7.  Amgen, Inc. (AMGN)                               2.60%
      8.  Serono SA ADR (SRA)                              2.41%
      9.  Procter & Gamble Company (PG)                    2.37%
      10. Allergan, Inc. (AGN)                             2.36%

     Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

management; and again, any savings may rebound directly to earnings growth. For these reasons, the company saw its earnings estimates revised upward during the half.


WHAT HINDERED THE FUND'S PERFORMANCE DURING THE HALF?

For the six months ended June 30, technology stocks were the second hardest-hit sector of the S&P 500 Index. Throughout the economic slowdown, corporate spending has been sluggish, and information technology

[CHART]
GROWTH OF $10,000 INVESTMENT

                                                LIPPER
                                                BAL. FD.
                    BALANCED       S&P 500       INDEX
06/30/1992          10,000.00     10,000.00    10,000.00
07/31/1992          10,304.18     10,421.58    10,293.98
08/31/1992          10,316.86     10,197.24    10,198.21
09/30/1992          10,576.99     10,316.09    10,315.49
10/30/1992          10,564.22     10,372.95    10,316.55
11/30/1992          10,691.96     10,711.02    10,551.75
12/31/1992          10,812.83     10,836.19    10,702.64
01/29/1993          11,060.35     10,936.19    10,846.08
02/26/1993          11,229.71     11,073.35    10,979.49
03/31/1993          11,432.15     11,307.68    11,205.65
04/30/1993          11,327.27     11,044.88    11,120.51
05/28/1993          11,655.03     11,319.76    11,315.12
06/30/1993          11,872.38     11,354.56    11,435.05
07/31/1993          11,938.41     11,328.65    11,480.78
08/31/1993          12,347.81     11,748.12    11,827.52
09/30/1993          12,750.61     11,656.09    11,852.34
10/31/1993          13,108.84     11,908.27    11,974.39
11/30/1993          12,909.82     11,780.53    11,782.80
12/31/1993          13,175.43     11,926.76    11,980.78
01/31/1994          13,441.00     12,341.47    12,294.67
02/28/1994          13,500.02     11,994.52    12,053.68
03/31/1994          13,041.48     11,473.87    11,616.13
04/30/1994          13,204.31     11,632.65    11,641.72
05/31/1994          13,189.51     11,806.26    11,731.34
06/30/1994          12,982.36     11,519.75    11,527.22
07/29/1994          13,116.20     11,909.82    11,787.76
08/31/1994          13,562.33     12,389.36    12,082.45
09/30/1994          13,176.23     12,083.99    11,864.92
10/31/1994          13,176.23     12,365.65    11,901.73
11/30/1994          12,847.57     11,905.61    11,624.40
12/31/1994          12,920.39     12,081.33    11,736.01
01/31/1995          13,116.61     12,402.27    11,881.52
02/28/1995          13,373.21     12,874.67    12,227.32
03/31/1995          13,644.86     13,257.06    12,443.73
04/28/1995          13,720.75     13,656.66    12,677.68
05/31/1995          14,191.26     14,186.29    13,083.33
06/30/1995          14,616.72     14,521.70    13,314.92
07/31/1995          15,211.77     15,012.68    13,595.85
08/31/1995          15,257.54     15,041.89    13,701.89
09/29/1995          15,791.98     15,674.72    14,029.37
10/31/1995          15,715.17     15,629.11    13,994.28
11/30/1995          16,283.56     16,302.41    14,429.52
12/31/1995          16,720.07     16,616.40    14,656.10
01/31/1996          17,104.04     17,192.91    14,921.36
02/29/1996          17,453.11     17,340.97    14,928.81
03/29/1996          17,645.29     17,509.09    14,985.53
04/30/1996          17,873.31     17,778.39    15,084.43
05/31/1996          18,241.65     18,220.66    15,238.33
06/28/1996          18,531.77     18,294.28    15,288.61
07/31/1996          17,984.64     17,493.80    14,895.66
08/30/1996          18,478.82     17,859.15    15,131.04
09/30/1996          19,008.57     18,860.72    15,690.88
10/31/1996          19,470.46     19,392.27    16,023.50
11/29/1996          20,181.06     20,849.75    16,770.21
12/31/1996          19,856.03     20,436.69    16,563.97
01/31/1997          20,436.18     21,722.29    17,070.81
02/28/1997          20,361.32     21,880.52    17,133.97
03/31/1997          20,004.14     20,978.03    16,635.39
04/30/1997          20,624.57     22,239.47    17,136.10
05/30/1997          21,414.21     23,575.80    17,836.96
06/30/1997          22,015.83     24,633.59    18,416.66
07/31/1997          22,639.99     26,606.96    19,464.56
08/29/1997          21,959.09     25,114.69    18,847.53
09/30/1997          22,849.69     26,487.38    19,599.56
10/31/1997          22,716.29     25,613.55    19,242.83
11/28/1997          22,906.86     26,790.10    19,595.01
12/31/1997          23,216.00     27,251.23    19,884.97
01/30/1998          23,850.09     27,564.12    20,024.16
02/27/1998          24,525.10     29,535.75    20,819.14
03/31/1998          24,975.96     31,050.10    21,456.20
04/30/1998          25,181.86     31,360.88    21,606.39
05/29/1998          25,037.73     30,803.23    21,388.20
06/30/1998          25,387.52     32,056.88    21,775.30
07/31/1998          24,828.42     31,735.02    21,520.54
08/31/1998          23,399.59     27,142.91    19,665.49
09/30/1998          24,620.06     28,875.28    20,515.00
10/30/1998          25,453.22     31,241.01    21,282.27
11/30/1998          26,078.10     33,126.76    22,061.18
12/31/1998          26,457.55     35,037.41    22,875.25
01/29/1999          26,153.69     36,511.09    23,241.25
02/26/1999          25,567.68     35,356.70    22,683.47
03/31/1999          25,914.51     36,769.77    23,243.79
04/30/1999          26,460.31     38,202.45    24,006.19
05/28/1999          26,351.15     37,283.37    23,636.49
06/30/1999          26,723.87     39,359.03    24,288.85
07/30/1999          26,152.94     38,135.41    23,834.65
08/31/1999          26,218.82     37,943.03    23,584.39
09/30/1999          25,628.21     36,900.53    23,282.51
10/29/1999          26,071.22     39,252.63    23,957.70
11/30/1999          25,761.11     40,034.61    24,216.45
12/31/1999          25,869.79     42,391.56    24,933.25
01/31/2000          25,029.70     40,269.12    24,307.43
02/29/2000          26,116.88     39,495.26    24,249.09
03/31/2000          27,439.85     43,358.79    25,677.36
04/28/2000          25,630.36     42,057.97    25,207.47
05/31/2000          24,762.79     41,178.93    24,970.51
06/30/2000          26,025.25     42,205.13    25,370.04
07/31/2000          25,801.32     41,551.43    25,301.54
08/31/2000          27,717.14     44,116.96    26,429.99
09/29/2000          26,344.25     41,793.90    25,874.96
10/31/2000          25,495.24     41,629.17    25,851.67
11/30/2000          23,023.12     38,330.45    24,913.26
12/29/2000          23,168.61     38,521.55    25,533.60
01/31/2001          24,148.63     39,892.59    26,074.91
02/28/2001          22,414.75     36,241.98    25,063.20
03/30/2001          21,134.09     33,952.42    24,253.67
04/30/2001          22,800.58     36,597.44    25,272.32
05/31/2001          22,699.58     36,821.97    25,497.24
06/29/2001          22,235.88     35,937.97    25,107.14
07/31/2001          21,704.04     35,591.21    25,089.56
08/31/2001          20,209.83     33,352.01    24,374.51
09/28/2001          18,342.28     30,655.07    23,202.09
10/31/2001          19,282.26     31,245.23    23,589.57
11/30/2001          20,882.76     33,646.86    24,528.43
12/31/2001          20,866.35     33,940.52    24,705.04
01/31/2002          20,790.01     33,452.00    24,487.63
02/28/2002          20,102.95     32,792.72    24,321.12
03/28/2002          21,078.70     34,034.37    24,853.75
04/30/2002          20,108.98     31,971.91    24,257.26
05/31/2002          19,853.79     31,735.30    24,245.13
06/28/2002          18,573.27     29,474.31    23,209.86

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 6/30/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The S&P 500 Index does not include a fixed-income component, while the Fund does. The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc., adjusted for the reinvestment of dividends and capital gain distributions and reflective of the management expenses associated with the actual funds included in the Index. Further information related to Fund performance is contained elsewhere in this report.

(IT) expenditures have been especially slow. This has had a pervasive effect, impacting companies throughout the sector. Underperforming tech stocks in the Fund included semiconductor companies MAXIM INTEGRATED PRODUCTS, INC., and NOVELLUS SYSTEMS, INC., as well as BROCADE COMMUNICATIONS SYSTEMS, INC., a provider of networking infrastructure for computer storage devices.

     The healthcare sector also struggled in the half, and biotechnology companies were particularly hard hit. We had high hopes for this industry, as biotech companies are not as exposed to the issue of patent expirations, which has dogged the pharmaceutical industry of late. Genzyme, which we

           AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                            YEAR-TO-          1               5              10         SINCE
(INCEPTION DATE)                  DATE+           YEAR           YEARS          YEARS      INCEPTION
CLASS A SHARES (12/31/99)
 With sales charge (5.75%)       (16.37%)       (22.03%)           --             --        (14.69%)
 Without sales charge            (11.26%)       (17.24%)           --             --        (12.64%)
CLASS B SHARES (12/31/99)
 With redemption*                (15.00%)       (21.01%)           --             --        (14.33%)
 Without redemption              (11.45%)       (17.72%)           --             --        (13.30%)
CLASS C SHARES (12/31/99)
 With redemption**               (12.45%)       (19.18%)           --             --        (13.73%)
 Without redemption              (11.57%)       (18.36%)           --             --        (13.73%)
CLASS F SHARES (2/19/63)         (10.99%)       (16.47%)        (3.34%)         6.39%          n/a
CLASS R SHARES (12/31/99)        (17.60%)       (23.01%)           --             --        (15.03%)
CLASS T SHARES (12/31/99)
 With sales charge (4.50%)       (18.25%)       (23.69%)           --             --        (15.63%)
 Without sales charge            (14.44%)       (20.12%)           --             --        (14.07%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     +Total return is not annualized.

no longer own, was particularly disappointing: the company announced that it had excess inventory of its dialysis product Renagel, and this hurt the company's profit prospects.

     We also saw poor performance from the media giant AOL TIME WARNER, INC. Investors began to reevaluate the company's earnings potential in the wake of recent accounting scandals, and a declining rate in America Online subscriber growth and revenue concerns at Time Warner sparked a substantial slide in the stock.


HOW DID THE FIXED-INCOME PORTION OF THE FUND FARE IN THE FIRST HALF?

In the first quarter of the year, investors began to anticipate an economic recovery and possible interest rate hikes. Corporate bonds, and especially lower quality corporate debt, were expected to outperform higher quality securities as company profits and earnings increased throughout the recovery. Following the release of stronger-than-expected economic data, the Federal Open Market Committee suggested that a recovery was well underway, raising the possibility that the Fed might actually raise interest

[CHART]
COMPOSITION OF EQUITY ASSETS

Consumer Discretionary        29.92%
Information Technology        15.09%
Industrials                   15.04%
Healthcare                    13.80%
Consumer Staples              10.83%
Financials                     9.13%
Materials                      3.74%
Energy                         2.45%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

rates to ward off potential inflation. The Fund's fixed-income holdings, which consisted largely of high-quality debt instruments, suffered as investors increasingly looked for opportunity in lower-quality bonds.

     As the equity markets began to doubt the recovery in the second quarter, and as accounting scandals multiplied, investors began to look for safe haven in U.S. Treasury and Agency securities. We have long favored credit quality and liquidity in our fixed-income investments, and the Fund's large weighting in Treasuries and high-grade corporates served us well in this environment. All in all, the Fund's fixed-income holdings provided a much-needed boost in what was a dismal half for large-capitalization growth stocks.


WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

Over the past six months, evidence has shown that the economy is in a recovery phase, and that recovery is likely to be a long process. Corporate fundamentals and profit outlooks are improving, albeit slowly. The accounting crisis has kept investors on edge, but heightened scrutiny may help weed out other offenders. Our international relations are still fraught with tension, and the issue of war with Iraq is a big question.

     As we go forward, I expect to see an environment of continued volatility, but also one where good companies can be found at reasonable valuations. We will continue to rely on our in-depth research to seek these areas of opportunity in the months ahead.



/s/ John Jares, CFA
John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                  MARKET VALUE

-------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-60.3%
AEROSPACE & DEFENSE-0.9%
       27,200  Lockheed Martin Corporation.......................       $  1,890,400
                                                                        ------------
ALUMINUM-0.9%
       55,700  Alcoa, Inc........................................          1,846,455
                                                                        ------------
APPLICATION SOFTWARE-0.3%
       25,000  Retek, Inc.*......................................            607,500
                                                                        ------------
BANKS-1.6%
       20,000  Bank of America Corporation.......................          1,407,200
       57,000  Bank of New York Company, Inc.....................          1,923,750
                                                                        ------------
                                                                           3,330,950
                                                                        ------------
BIOTECHNOLOGY-2.0%
       84,200  Amgen, Inc.*......................................          3,526,296
       23,200  MedImmune, Inc.*..................................            612,480
                                                                        ------------
                                                                           4,138,776
                                                                        ------------
BROADCASTING & CABLE TV-2.1%
       85,500  Clear Channel Communications, Inc.*...............          2,737,710
       76,200  Comcast Corporation Special Class A*..............          1,785,366
                                                                        ------------
                                                                           4,523,076
                                                                        ------------
CASINOS & GAMING-0.8%
       58,900  Mandalay Resort Group*............................          1,623,873
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-1.1%
       63,950  Best Buy Company, Inc.*...........................          2,321,385
                                                                        ------------
COMPUTER HARDWARE-0.7%
       56,500  Dell Computer Corporation*........................          1,476,910
                                                                        ------------
CONSUMER FINANCE-0.8%
       48,200  MBNA Corporation..................................          1,593,974
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE

-------------------------------------------------------------------------------------

DEPARTMENT STORES-1.5%
      140,500  Nordstrom, Inc....................................       $  3,182,325
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-1.9%
      247,100  Cendant Corporation*..............................          3,923,948
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-3.5%
       81,866  Citigroup, Inc....................................          3,172,308
       37,400  Goldman Sachs Group, Inc..........................          2,743,290
       35,600  Morgan Stanley....................................          1,533,648
                                                                        ------------
                                                                           7,449,246
                                                                        ------------
FOOD RETAIL-0.8%
       80,100  Kroger Company*...................................          1,593,990
                                                                        ------------
FOREST PRODUCTS-0.7%
       24,300  Weyerhaeuser Company..............................          1,551,555
                                                                        ------------
GENERAL MERCHANDISE STORES-1.1%
       43,100  Wal-Mart Stores, Inc..............................          2,370,931
                                                                        ------------
HEALTHCARE DISTRIBUTORS & SERVICES-1.5%
       30,400  Express Scripts, Inc. Class A*....................          1,523,344
       58,035  Omnicare, Inc.....................................          1,523,999
                                                                        ------------
                                                                           3,047,343
                                                                        ------------
HOME IMPROVEMENT RETAIL-2.0%
       34,900  Home Depot, Inc...................................          1,281,877
       66,400  Lowe's Companies, Inc.............................          3,014,560
                                                                        ------------
                                                                           4,296,437
                                                                        ------------
HOUSEHOLD PRODUCTS-1.5%
       36,000  Procter & Gamble Company..........................          3,214,800
                                                                        ------------
INDUSTRIAL CONGLOMERATES-2.7%
       23,400  3M Company........................................          2,878,200
       99,400  General Electric Company..........................          2,887,570
                                                                        ------------
                                                                           5,765,770
                                                                        ------------
INDUSTRIAL GASES-0.8%
       29,400  Praxair, Inc......................................          1,674,918
                                                                        ------------
INDUSTRIAL MACHINERY-1.1%
       32,200  Illinois Tool Works, Inc..........................          2,219,224
                                                                        ------------
LEISURE FACILITIES-3.0%
      324,974  Royal Caribbean Cruises Limited...................          6,336,993
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.3%
       52,900  Harley-Davidson, Inc..............................          2,712,183
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE

-------------------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-4.6%
       85,950  AOL Time Warner, Inc.*............................       $  1,264,325
       69,500  Regal Entertainment Group Class A*................          1,620,740
      105,900  Viacom, Inc. Class B*.............................          4,698,783
      116,400  Walt Disney Company...............................          2,199,960
                                                                        ------------
                                                                           9,783,808
                                                                        ------------
NETWORKING EQUIPMENT-1.6%
       99,400  Brocade Communications Systems, Inc.*.............          1,737,512
      117,000  Cisco Systems, Inc.*..............................          1,632,150
                                                                        ------------
                                                                           3,369,662
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-0.5%
       19,400  Apache Corporation................................          1,115,112
                                                                        ------------
PERSONAL PRODUCTS-3.3%
      195,900  Estee Lauder Companies, Inc. Class A..............          6,895,680
                                                                        ------------
PHARMACEUTICALS-3.9%
       47,900  Allergan, Inc.....................................          3,197,325
       56,900  Johnson & Johnson.................................          2,973,594
       30,750  Pfizer, Inc.......................................          1,076,250
       19,600  Wyeth.............................................          1,003,520
                                                                        ------------
                                                                           8,250,689
                                                                        ------------
RAILROADS-3.1%
       37,992  CSX Corporation...................................          1,322,502
       83,200  Union Pacific Corporation.........................          5,264,896
                                                                        ------------
                                                                           6,587,398
                                                                        ------------
RESTAURANTS-1.0%
       74,900  McDonald's Corporation............................          2,130,905
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-1.5%
       24,100  KLA-Tencor Corporation*...........................          1,060,159
       62,200  Novellus Systems, Inc.*...........................          2,114,800
                                                                        ------------
                                                                           3,174,959
                                                                        ------------
SEMICONDUCTORS-2.0%
       72,650  Intel Corporation.................................          1,327,316
       73,400  Maxim Integrated Products, Inc.*..................          2,813,422
                                                                        ------------
                                                                           4,140,738
                                                                        ------------
SOFT DRINKS-1.4%
       53,000  Coca-Cola Company.................................          2,968,000
                                                                        ------------
SYSTEMS SOFTWARE-2.8%
       60,500  Adobe Systems, Inc................................          1,724,250
       76,900  Microsoft Corporation*............................          4,161,828
                                                                        ------------
                                                                           5,886,078
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$135,260,799)..............................................        126,995,991
                                                                        ------------


-------------------------------------------------------------------------------------
SHARES                                                                  MARKET VALUE

COMMON STOCKS (FOREIGN)-4.1%
BIOTECHNOLOGY-1.6%
      200,600  Serono SA ADR (SZ)................................       $  3,269,780
                                                                        ------------
IT CONSULTING & SERVICES-0.9%
       94,900  Accenture Limited Class A ADR (BD)*...............          1,803,100
                                                                        ------------
LEISURE PRODUCTS-0.6%
       87,450  Steiner Leisure Limited ADR (BA)*.................          1,268,025
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-1.0%
       72,000  Encana Corporation ADR (CA).......................          2,203,200
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$10,265,463)...............................................          8,544,105
                                                                        ------------

PRINCIPAL AMOUNT

-------------------------------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-15.0%
AUTOMOBILE MANUFACTURERS-2.5%
$   5,000,000  Toyota Motor Credit Corporation Series MTN
               5.65% 1/15/07.....................................       $  5,192,150
                                                                        ------------
BANKS-3.5%
    6,540,000  Washington Mutual, Inc.
               8.25% 4/1/10......................................          7,442,493
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS-2.5%
    5,000,000  Hewlett-Packard Company
               7.15% 6/15/05.....................................          5,312,046
                                                                        ------------
GENERAL MERCHANDISE STORES-2.5%
    5,000,000  Target Corporation
               5.95% 5/15/06.....................................          5,250,661
                                                                        ------------
HOUSEHOLD PRODUCTS-1.5%
    3,000,000  Colgate-Palmolive Company
               5.98% 4/25/12.....................................          3,078,810
                                                                        ------------
MOVIES & ENTERTAINMENT-1.0%
    2,000,000  Viacom, Inc.
               7.75% 6/1/05......................................          2,192,464
                                                                        ------------
PHARMACEUTICALS-1.5%
    3,000,000  Abbott Laboratories
               5.625% 7/1/06.....................................          3,108,810
                                                                        ------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$30,339,894)...............................................         31,577,434
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

PRINCIPAL AMOUNT                                                        MARKET VALUE

-------------------------------------------------------------------------------------

GOVERNMENT BONDS (FOREIGN)-2.8%
GOVERNMENT SECURITIES-2.8%
 CAD8,535,000  Province of Quebec
               6.50% 12/1/05 (CA)................................       $  5,930,779
                                                                        ------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$5,799,319)................................................          5,930,779
                                                                        ------------

U.S. GOVERNMENT SECURITIES-16.6%
AGENCY PASS-THROUGH-2.5%
$   4,995,179  U.S. Small Business Administration Series 10-A
               6.64% 2/1/11......................................          5,222,510
                                                                        ------------
U.S. AGENCIES-10.4%
               Federal Home Loan Bank:
    4,000,000  4.125% 1/14/05....................................          4,065,992
    3,500,000  6.50% 11/15/05....................................          3,795,356
    5,000,000  6.70% 4/4/17 Callable 4/4/05......................          5,100,750
               Federal Home Loan Mortgage Corporation
               6.645% 3/10/04....................................          5,294,846
    5,000,000
               Federal National Mortgage Association
               5.75% 6/15/05.....................................          3,626,706
    3,425,000
                                                                        ------------
                                                                          21,883,650
                                                                        ------------
U.S. TREASURY NOTES-3.7%
    7,150,000  U.S. Treasury Note
               6.875% 5/15/06....................................          7,937,887
                                                                        ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$33,247,982)...............................................         35,044,047
                                                                        ------------
CORPORATE SHORT-TERM NOTES-2.6%
AIR FREIGHT & LOGISTICS-2.6%
$   5,500,000  United Parcel Service, Inc.
               1.88% 7/1/02......................................       $  5,500,000
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$5,500,000)......................................          5,500,000
                                                                        ------------
TOTAL INVESTMENTS-101.4%
(TOTAL COST-$220,413,457)........................................        213,592,356
OTHER ASSETS AND LIABILITIES-(1.4%)..............................         (2,914,745)
                                                                        ------------
NET ASSETS-100.0%................................................       $210,677,611
                                                                        ============

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $220,413,457
                                                    -----------
Investment securities, at market..................  213,592,356
Cash..............................................      594,508
Receivables:
  Investment securities sold......................    3,193,211
  Capital shares sold.............................       62,944
  Dividends and interest..........................      925,155
Other assets......................................       57,002
                                                    -----------
    Total Assets..................................  218,425,176
                                                    -----------

LIABILITIES
Payables:
  Investment securities purchased.................    6,734,651
  Capital shares redeemed.........................      739,543
  Advisory fees...................................      117,461
  Shareholder servicing fees......................        8,265
  Accounting fees.................................       10,843
  Distribution fees...............................       37,359
  Other...........................................       99,173
  Dividends.......................................          270
                                                    -----------
    Total Liabilities.............................    7,747,565
                                                    -----------
Net Assets........................................  $210,677,611
                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (UNAUDITED) (CONTINUED)

Net Assets--Class A...............................  $ 1,435,381
Shares Outstanding--Class A.......................      198,214
Net Asset Value, Redemption Price Per Share.......  $      7.24
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $      7.68

Net Assets--Class B...............................  $ 1,340,967
Shares Outstanding--Class B.......................      186,733
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $      7.18

Net Assets--Class C...............................  $   411,542
Shares Outstanding--Class C.......................       57,901
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $      7.11

Net Assets--Class F...............................  $207,461,031
Shares Outstanding--Class F.......................   28,574,627
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $      7.26

Net Assets--Class R...............................  $    11,525
Shares Outstanding--Class R.......................        1,709
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $      6.74

Net Assets--Class T...............................  $    17,165
Shares Outstanding--Class T.......................        2,455
Net Asset Value, Redemption Price Per Share.......  $      6.99
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $      7.32

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $   652,372
  Interest........................................    2,368,441
  Foreign taxes withheld..........................       (5,877)
                                                    -----------
    Total Investment Income.......................    3,014,936
                                                    -----------
Expenses:
  Advisory fees--Note 2...........................      829,614
  Shareholder servicing fees--Note 2..............       51,641
  Accounting fees--Note 2.........................       40,483
  Distribution fees--Note 2.......................      323,487
  Transfer agency fees--Note 2....................      358,545
  Registration fees--Note 2.......................       40,167
  Postage and mailing expenses....................       48,205
  Custodian fees and expenses--Note 2.............        8,675
  Printing expenses...............................       40,351
  Legal and audit fees............................       22,477
  Directors' fees and expenses....................       11,042
  Other expenses..................................        9,911
                                                    -----------
    Total Expenses................................    1,784,598
    Earnings Credits..............................       (4,432)
    Reimbursed Expenses...........................       (2,891)
    Expense Offset to Broker Commissions..........         (500)
                                                    -----------
    Net Expenses..................................    1,776,775
                                                    -----------
  Net Investment Income...........................    1,238,161
                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....  (13,063,306)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................  (15,223,696)
                                                    -----------
Net Realized and Unrealized Gain (Loss) on
Investments and
Foreign Currency Transactions.....................  (28,287,002)
                                                    -----------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $(27,048,841)
                                                    ===========

Purchases of long-term securities.................  $129,678,822
Proceeds from sales of long-term securities.......  $180,535,215
Purchases of long-term U.S. Government
Obligations.......................................  $14,204,922
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $10,589,090

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS        YEAR
                                              ENDED          ENDED
                                             6/30/02       12/31/01
                                          -------------  -------------
OPERATIONS
Net Investment Income...................  $   1,238,161  $   5,365,033
Net Realized (Loss) from Security
  Transactions..........................    (13,063,306)   (76,431,923)
Net Change in Unrealized
  Appreciation/Depreciation.............    (15,223,696)    19,499,357
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................    (27,048,841)   (51,567,533)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Investment Income
  Class A...............................         (3,690)       (11,477)
  Class B...............................           (187)        (7,242)
  Class C...............................              0         (1,480)
  Class F...............................     (1,269,007)    (5,329,311)
  Class R...............................              0            (10)
  Class T...............................              0           (206)
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................     (1,272,884)    (5,349,726)
                                          -------------  -------------

                                           SIX MONTHS        YEAR
                                              ENDED          ENDED
                                             6/30/02       12/31/01
                                          -------------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $     474,066  $   1,975,275
  Class B...............................        128,396        792,075
  Class C...............................         43,882        439,175
  Class F...............................     17,138,632    133,955,659
  Class R...............................              0         12,982
  Class T...............................              0        445,839
Reinvested dividends and distributions
  Class A...............................          2,567         10,941
  Class B...............................            157          5,959
  Class C...............................              0          1,240
  Class F...............................      1,237,731      5,247,924
  Class R...............................              0             10
  Class T...............................              0            135
                                          -------------  -------------
                                             19,025,431    142,887,214
Cost of shares redeemed
  Class A...............................        (89,537)    (1,344,327)
  Class B...............................        (97,602)      (189,723)
  Class C...............................        (72,243)       (76,260)
  Class F...............................    (80,071,932)  (338,182,387)
  Class R...............................              0              0
  Class T...............................       (215,723)      (221,409)
                                          -------------  -------------
                                            (80,547,037)  (340,014,106)
                                          -------------  -------------
Net (Decrease) from Capital Share
  Transactions..........................    (61,521,606)  (197,126,892)
                                          -------------  -------------
Net (Decrease) in Net Assets............    (89,843,331)  (254,044,151)

NET ASSETS
  Beginning of period...................  $ 300,520,942  $ 554,565,093
                                          -------------  -------------
  End of period.........................  $ 210,677,611  $ 300,520,942
                                          =============  =============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $ 404,882,733  $ 466,404,339
Accumulated undistributed net investment
  income................................        (37,750)        (3,027)
Accumulated undistributed net realized
  (loss) from security transactions.....   (187,346,719)  (174,283,413)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................     (6,820,653)     8,403,043
                                          -------------  -------------
    Total...............................  $ 210,677,611  $ 300,520,942
                                          =============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  period...........................      $  8.18      $  9.24     $ 10.47
Income from investment operations:
    Net investment income..........         0.03         0.06        0.13
    Net (losses) on securities
      (both realized and
      unrealized)..................        (0.95)       (1.03)      (1.18)
                                         -------      -------     -------
        Total from investment
          operations...............        (0.92)       (0.97)      (1.05)
Less distributions:
    From net investment income.....        (0.02)       (0.09)      (0.16)
    From net realized gains........         0.00         0.00       (0.02)
                                         -------      -------     -------
        Total distributions........        (0.02)       (0.09)      (0.18)
Net Asset Value, end of period.....      $  7.24      $  8.18     $  9.24
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (11.26%)     (10.46%)    (10.21%)
    Net assets, end of period
      (000s).......................      $ 1,435      $ 1,227     $   699
    Net expenses to average net
      assets#......................         2.02%**      1.87%       1.20%
    Gross expenses to average net
      assets#......................         2.03%**      1.87%       1.23%
    Net investment income to
      average net assets...........         0.35%**      0.51%       1.48%
    Portfolio turnover rate@.......           87%         111%        126%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  period...........................      $  8.11      $  9.18     $ 10.47
Income from investment operations:
    Net investment income (loss)...        (0.01)        0.01        0.10
    Net (losses) on securities
      (both realized and
      unrealized)..................        (0.92)       (1.03)      (1.24)
                                         -------      -------     -------
        Total from investment
          operations...............        (0.93)       (1.02)      (1.14)
Less distributions:
    From net investment income.....         0.00+       (0.05)      (0.13)
    From net realized gains........         0.00         0.00       (0.02)
                                         -------      -------     -------
        Total distributions........         0.00        (0.05)      (0.15)
Net Asset Value, end of period.....      $  7.18      $  8.11     $  9.18
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (11.45%)     (11.13%)    (11.06%)
    Net assets, end of period
      (000s).......................      $ 1,341      $ 1,484     $ 1,008
    Net expenses to average net
      assets#......................         2.65%**      2.49%       1.93%
    Gross expenses to average net
      assets#......................         2.65%**      2.50%       1.96%
    Net investment income (loss) to
      average net assets...........        (0.29%)**    (0.13%)      0.71%
    Portfolio turnover rate@.......           87%         111%        126%

  + Distributions from net investment income for the six months ended June 30, 2002 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  period...........................      $  8.04      $  9.17     $ 10.47
Income from investment operations:
    Net investment income (loss)...        (0.07)       (0.05)       0.10
    Net (losses) on securities
      (both realized and
      unrealized)..................        (0.86)       (1.03)      (1.28)
                                         -------      -------     -------
        Total from investment
          operations...............        (0.93)       (1.08)      (1.18)
Less distributions:
    From net investment income.....         0.00        (0.05)      (0.10)
    From net realized gains........         0.00         0.00       (0.02)
                                         -------      -------     -------
        Total distributions........         0.00        (0.05)      (0.12)
Net Asset Value, end of period.....      $  7.11      $  8.04     $  9.17
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (11.57%)     (11.80%)    (11.36%)
    Net assets, end of period
      (000s).......................      $   412      $   496     $   174
    Net expenses to average net
      assets#, +...................         3.86%**      3.96%       1.86%
    Gross expenses to average net
      assets#, +...................         3.86%**      3.96%       1.88%
    Net investment income (loss) to
      average net assets+..........        (1.50%)**    (1.64%)      0.76%
    Portfolio turnover rate@.......           87%         111%        126%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 4.24%. The gross expense ratio would have been 4.24%. The net investment income (loss) ratio would have been (1.92%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                             SIX MONTHS
                                ENDED                                     YEAR ENDED DECEMBER 31,
                              JUNE 30,      -----------------------------------------------------------------------------------
                                2002             2001             2000             1999             1998             1997
                           ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
CLASS F SHARES
Net Asset Value,
  beginning of period....     $   8.20         $   9.22         $  10.47        $    12.19       $    11.35        $  10.61
Income from investment
  operations:
    Net investment
      income.............         0.04             0.10             0.15              0.32             0.30            0.29
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........        (0.94)           (1.02)           (1.23)            (0.61)            1.27            1.48
                              --------         --------         --------        ----------       ----------        --------
        Total from
           investment
           operations....        (0.90)           (0.92)           (1.08)            (0.29)            1.57            1.77
Less distributions:
    From net investment
      income.............        (0.04)           (0.10)           (0.15)            (0.32)           (0.30)          (0.30)
    From net realized
      gains..............         0.00             0.00            (0.02)            (1.11)           (0.43)          (0.73)
                              --------         --------         --------        ----------       ----------        --------
        Total
         distributions...        (0.04)           (0.10)           (0.17)            (1.43)           (0.73)          (1.03)
Net Asset Value, end of
  period.................     $   7.26         $   8.20         $   9.22        $    10.47       $    12.19        $  11.35
                              ========         ========         ========        ==========       ==========        ========
Total Return/Ratios
    Total return.........       (10.99%)          (9.94%)         (10.44%)           (2.22%)          13.96%          16.90%
    Net assets, end of
      period (000s)......     $207,461         $297,068         $552,675        $1,055,825       $1,244,221        $942,690
    Net expenses to
      average net
      assets#............         1.37%**          1.22%            1.07%             0.97%            0.99%           0.99%
    Gross expenses to
      average net
      assets#............         1.37%**          1.23%            1.08%             0.98%            1.00%           1.01%
    Net investment income
      to average net
      assets.............         0.98%**          1.20%            1.41%             2.64%            2.51%           2.77%
    Portfolio turnover
      rate@..............           87%             111%             126%              218%             211%            203%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
  period...........................      $  8.18      $  9.22     $ 10.47
Income from investment operations:
    Net investment income (loss)...        (0.56)        0.09        0.18
    Net (losses) on securities
      (both realized and
      unrealized)..................        (0.88)       (1.02)      (1.23)
                                         -------      -------     -------
        Total from investment
          operations...............        (1.44)       (0.93)      (1.05)
Less distributions:
    From net investment income.....         0.00        (0.11)      (0.18)
    From net realized gains........         0.00         0.00       (0.02)
                                         -------      -------     -------
        Total distributions........         0.00        (0.11)      (0.20)
Net Asset Value, end of period.....      $  6.74      $  8.18     $  9.22
                                         =======      =======     =======
Total Return/Ratios
    Total return...................       (17.60%)     (10.09%)    (10.18%)
    Net assets, end of period
      (000s).......................      $    12      $    14     $     1
    Net expenses to average net
      assets#, +...................        17.04%**      3.07%       0.80%
    Gross expenses to average net
      assets#, +...................        17.06%**      3.07%       0.81%
    Net investment income (loss) to
      average net assets+..........       (14.69%)**    (0.75%)      1.71%
    Portfolio turnover rate@.......           87%         111%        126%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 39.69% (2002) and 272.77% (2001). The gross expense ratios would have been 39.71% (2002) and 272.77% (2001). The net investment income (loss) ratios would have been (37.34%) (2002) and (270.45%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  period...........................      $  8.17      $  9.21     $ 10.47
Income from investment operations:
    Net investment income (loss)...        (0.58)        0.08        0.12
    Net (losses) on securities
      (both realized and
      unrealized)..................        (0.60)       (1.04)      (1.22)
                                         -------      -------     -------
        Total from investment
          operations...............        (1.18)       (0.96)      (1.10)
Less distributions:
    From net investment income.....         0.00        (0.08)      (0.14)
    From net realized gains........         0.00         0.00       (0.02)
                                         -------      -------     -------
        Total distributions........         0.00        (0.08)      (0.16)
Net Asset Value, end of period.....      $  6.99      $  8.17     $  9.21
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (14.44%)     (10.44%)    (10.67%)
    Net assets, end of period
      (000s).......................      $    17      $   232     $     9
    Net expenses to average net
      assets#, +...................         8.83%**      3.36%       1.30%
    Gross expenses to average net
      assets#, +...................         8.94%**      3.36%       1.32%
    Net investment income (loss) to
      average net assets+..........        (6.71%)**    (1.12%)      1.22%
    Portfolio turnover rate@.......           87%         111%        126%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 20.85% (2002) and 18.37% (2001). The gross expense ratios would have been 20.96% (2002) and 18.37% (2001). The net investment income (loss) ratios would have been (18.73%) (2002) and (16.13%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A,
Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $11,206 during the six months ended
June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $1,975 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $1,763, $1,783, $572, and $30, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $5,348, $1,716, $316,393, and $30, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,946, $2,729, $2,576, $28,659, $1,551, and $1,706, respectively, for state registration fees. During the six months ended June 30, 2002, Class R and Class T shares were reimbursed $1,473 and $1,418, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 and 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $             0
Accumulated Capital Losses........................  $   129,399,812
Post-October Capital Loss Deferral................  $    29,043,638
Post-October Currency Loss Deferral...............  $         3,027
Federal Tax Cost..................................  $   223,299,489
Unrealized Appreciation...........................  $     9,719,866
Unrealized (Depreciation).........................  $   (19,426,999)
Net (Depreciation)................................  $    (9,707,133)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             SIX MONTHS           YEAR
                                               ENDED             ENDED
                                              6/30/02           12/31/01
                                          ----------------  ----------------
CLASS A
      Shares sold.......................            58,952           225,372
      Shares issued for dividends
        reinvested......................               355             1,353
      Shares redeemed...................           (11,159)         (152,284)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            48,148            74,441
CLASS B
      Shares sold.......................            16,355            95,723
      Shares issued for dividends
        reinvested......................                22               739
      Shares redeemed...................           (12,510)          (23,447)
      NET INCREASE IN SHARES
        OUTSTANDING.....................             3,867            73,015
CLASS C
      Shares sold.......................             5,326            51,359
      Shares issued for dividends
        reinvested......................                 0               154
      Shares redeemed...................            (9,137)           (8,734)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................            (3,811)           42,779
CLASS F
      Shares sold.......................         2,114,597        15,340,985
      Shares issued for dividends
        reinvested......................           158,454           644,426
      Shares redeemed...................        (9,947,652)      (39,691,711)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................        (7,674,601)      (23,706,300)
CLASS R
      Shares sold.......................                 0             1,611
      Shares issued for dividends
        reinvested......................                 0                 1
      Shares redeemed...................                 0                 0
      NET INCREASE IN SHARES
        OUTSTANDING.....................                 0             1,612
CLASS T
      Shares sold.......................                 0            54,120
      Shares issued for dividends
        reinvested......................                 0                16
      Shares redeemed...................           (25,866)          (26,817)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................           (25,866)           27,319

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

                        For More Information


                                DREYFUS FOUNDERS
                                BALANCED FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2002 Dreyfus Service Corporation                            085SA0602

SEMIANNUAL REPORT


DREYFUS FOUNDERS
DISCOVERY FUND


Investment Update
June 30, 2002


Discovery Fund is closed to new investors.

Please see the prospectus for additional information.

[DREYFUS FOUNDERS FUNDS LOGO]

TABLE OF CONTENTS

Management Overview                           3
Statement of Investments                     10
Statement of Assets and Liabilities          16
Statement of Operations                      18
Statements of Changes in Net Assets          19
Financial Highlights                         21
Notes to Financial Statements                27
Your Board Representatives                   34


PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Semiannual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of June 30, 2002 are included in the Statement of Investments.

-  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF ROBERT AMMANN]

A DISCUSSION WITH PORTFOLIO MANAGER
ROBERT AMMANN, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK IN THE SIX MONTHS ENDED JUNE 30?

The early months of the first half were characterized by increasing investor optimism. Strong growth in gross domestic product and continued spending by American consumers seemed to signal that an economic recovery was underway. Near the middle of the half, this mood shifted to one of increased uncertainty, due in large part to the proliferation of accounting concerns and profit warnings throughout the equity marketplace, and a slowing in consumers' willingness to spend.

     Discovery Fund underperformed its benchmark in this difficult environment, returning less than the -17.35% loss posted by the Russell 2000 Growth Index. (See pages 6 and 7 for the Fund's total returns and for a description of the index.)

WHAT WERE THE DYNAMICS OF YOUR ASSET CLASS DURING THE PERIOD?

Small-capitalization stocks as a group held up somewhat better during the first half compared to their larger counterparts. In the wake of numerous accounting scandals that rocked some of America's largest companies, investors sought the simplicity of small companies, which tend to have limited product lines and less complicated balance sheets--factors which gave the group some degree of immunity to the "Enronitis" that plagued much of the large-capitalization portion of the market.

     However, growth stocks in all capitalization ranges fell, continuing to lag value stocks.

[SIDENOTE]
"THE FUND WAS ABLE TO FIND SOME STRONG PERFORMERS AND LARGELY AVOID THE WORST-PERFORMING INDUSTRY WITHIN THE HEALTHCARE SECTOR."

PERFORMANCE HIGHLIGHTS

- Small-capitalization stocks held up somewhat better during the first six months of 2002 compared to their larger counterparts.

- Within the healthcare sector, the Fund was able to find some strong performers and largely avoid the worst-performing industry, biotechnology.

- The Fund benefited from strong stock selection and an overweight position in the industrials segment during the period.

- The Fund suffered from a limited exposure to financial stocks, the best-performing sector of the Russell 2000 Growth Index during the period.

- We believe it's important for our analytical team to continue keeping a strict focus on valuation.

WHAT MANAGEMENT DECISIONS HAD THE MOST IMPACT?

While healthcare was one of the weaker performing sectors for the index, the Fund was able to find some strong performers and largely avoid the worst-performing industry within the sector. Our investment process has always steered us away from taking large positions in "concept stocks," those that trade on news and psychology rather than on earnings and fundamentals. We believe many biotechnology stocks fall under this "concept stock" classification. The Fund benefited from being substantially underweight the biotech area, which performed poorly during the period.

     In addition to successfully minimizing its exposure to the biotech area, the Fund also had some bright spots among many of its healthcare services holdings. One of the largest positive contributors was ACCREDO HEALTH, INC., a specialty distributor of high-cost drugs, which serves companies in the pharmaceutical and biotech industry. Fundamentally strong in its own right, Accredo made a recent acquisition that has the potential to expand the quantity of drugs it distributes.

     Other contributors from the healthcare sector included nurse staffing companies AMN HEALTHCARE SERVICES, INC. and CROSS COUNTRY, INC., which benefited from America's chronic nursing shortage. Another was COMMUNITY HEALTH SYSTEMS, INC., an operator of rural hospitals that has been successful in providing quality local care, thus discouraging patients from traveling to urban hospitals.

     The Fund benefited from strong stock selection and an overweight position in the industrials segment during the period. We believe transportation-related stocks such as WERNER ENTERPRISES, INC., a trucking company, and FORWARD AIR CORPORATION, a time-sensitive cargo services company, could benefit from an economic recovery. Additionally, we saw strong relative performance from many of our education stocks, as they continued to demonstrate strong student enrollment trends and solid earnings growth.

LARGEST EQUITY HOLDINGS  (ticker symbol)

1.       Accredo Health, Inc. (ACDO)                  1.97%
2.       ITT Educational Services (ESI)               1.88%
3.       Pentair, Inc. (PNR)                          1.82%
4.       Insight Enterprises, Inc. (NSIT)             1.69%
5.       Foot Locker, Inc. (Z)                        1.64%
6.       Alloy, Inc. (ALOY)                           1.63%
7.       Duane Reade, Inc. (DRD)                      1.62%
8.       Community Health Systems, Inc. (CYH)         1.60%
9.       Rent-A-Center, Inc. (RCII)                   1.59%
10.      Corinthian Colleges, Inc. (COCO)             1.56%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

WHAT HINDERED THE FUND'S PERFORMANCE DURING THE HALF?

Corporate spending on information technology (IT) has been weak throughout the bear market, and as the year began, we positioned the Fund with an underweight IT stake due to poor earnings visibility. However, this did not isolate us from the woes of the technology sector: disappointing performance from our individual holdings in this area was a detriment to the Fund's first-half return.


GROWTH OF $10,000 INVESTMENT

[CHART]

                  DISCOVERY    RUSSELL 2000    RUSSELL 2000
                                                  GROWTH
06/30/1992        10,000.00      10,000.00       10,000.00
07/31/1992        10,344.40      10,347.80       10,313.90
08/31/1992        10,219.16      10,055.80        9,916.81
09/30/1992        10,544.77      10,287.87       10,193.69
10/30/1992        11,333.75      10,614.88       10,612.85
11/30/1992        12,241.70      11,427.13       11,603.35
12/31/1992        12,634.52      11,825.23       11,921.76
01/29/1993        12,754.97      12,225.47       12,069.58
02/26/1993        12,006.92      11,943.10       11,414.08
03/31/1993        12,323.89      12,330.65       11,708.11
04/30/1993        11,899.15      11,992.17       11,336.61
05/28/1993        12,672.56      12,522.82       12,016.24
06/30/1993        12,672.56      12,600.94       12,045.44
07/31/1993        12,989.53      12,774.92       12,165.96
08/31/1993        13,484.01      13,326.81       12,748.63
09/30/1993        13,788.30      13,702.89       13,169.92
10/31/1993        14,105.27      14,055.59       13,550.59
11/30/1993        13,471.33      13,592.97       13,002.05
12/31/1993        14,000.21      14,057.73       13,516.23
01/31/1994        14,208.11      14,498.48       13,876.36
02/28/1994        13,889.77      14,446.04       13,815.55
03/31/1994        13,129.67      13,683.33       12,965.40
04/30/1994        12,791.84      13,764.66       12,984.99
05/31/1994        12,161.67      13,610.10       12,694.80
06/30/1994        11,700.41      13,147.94       12,148.18
07/29/1994        11,726.40      13,364.10       12,321.69
08/31/1994        12,434.53      14,108.64       13,226.88
09/30/1994        12,752.86      14,061.40       13,283.11
10/31/1994        12,752.86      14,005.90       13,426.11
11/30/1994        12,441.02      13,439.92       12,882.85
12/31/1994        12,915.28      13,801.35       13,187.83
01/31/1995        12,856.81      13,627.22       12,919.98
02/28/1995        13,441.50      14,194.10       13,515.63
03/31/1995        13,649.40      14,438.55       13,910.96
04/28/1995        13,740.35      14,759.14       14,120.65
05/31/1995        14,006.71      15,013.38       14,305.34
06/30/1995        15,182.60      15,792.15       15,291.10
07/31/1995        16,611.85      16,701.78       16,482.90
08/31/1995        16,566.38      17,047.44       16,686.30
09/29/1995        16,852.23      17,351.82       17,029.94
10/31/1995        15,975.19      16,575.81       16,192.30
11/30/1995        16,884.71      17,272.17       16,907.05
12/31/1995        16,957.39      17,727.91       17,281.67
01/31/1996        16,566.66      17,708.80       17,138.54
02/29/1996        17,809.16      18,260.84       17,920.05
03/29/1996        18,223.33      18,632.34       18,274.38
04/30/1996        20,669.26      19,628.66       19,677.33
05/31/1996        21,739.84      20,402.23       20,686.41
06/28/1996        20,270.72      19,564.45       19,342.26
07/31/1996        17,762.28      17,855.71       16,981.01
08/30/1996        18,715.64      18,893.12       18,238.12
09/30/1996        20,239.46      19,630.80       19,177.31
10/31/1996        19,059.48      19,328.25       18,350.04
11/29/1996        19,856.55      20,124.60       18,860.34
12/31/1996        20,553.18      20,652.03       19,228.05
01/31/1997        21,206.60      21,064.81       19,708.34
02/28/1997        19,763.98      20,553.88       18,518.06
03/31/1997        17,973.42      19,584.17       17,211.33
04/30/1997        17,642.47      19,638.75       17,012.26
05/30/1997        19,814.89      21,823.55       19,569.23
06/30/1997        20,621.07      22,758.86       20,232.77
07/31/1997        22,691.66      23,817.86       21,269.45
08/29/1997        23,226.28      24,362.80       21,907.75
09/30/1997        25,203.53      26,146.02       23,655.97
10/31/1997        23,277.20      24,997.45       22,235.11
11/28/1997        23,132.94      24,835.73       21,704.93
12/31/1997        23,008.31      25,270.52       21,717.16
01/30/1998        23,018.12      24,871.66       21,427.47
02/27/1998        24,009.10      26,710.80       23,316.80
03/31/1998        25,628.02      27,812.29       24,297.39
04/30/1998        26,422.76      27,966.24       24,446.41
05/29/1998        24,352.51      26,450.26       22,670.31
06/30/1998        24,892.15      26,515.72       22,901.95
07/31/1998        23,763.81      24,369.14       20,989.49
08/31/1998        17,798.33      19,637.22       16,144.30
09/30/1998        19,240.64      21,173.96       17,781.15
10/30/1998        20,712.39      22,037.58       18,708.57
11/30/1998        23,283.04      23,192.12       20,159.77
12/31/1998        26,273.67      24,627.20       21,984.07
01/29/1999        27,998.65      24,954.52       22,973.01
02/26/1999        24,850.56      22,933.30       20,871.49
03/31/1999        26,942.10      23,291.34       21,614.94
04/30/1999        28,731.77      25,378.45       23,523.72
05/28/1999        29,346.30      25,749.19       23,560.97
06/30/1999        33,216.73      26,913.52       24,802.12
07/30/1999        34,877.03      26,175.11       24,035.13
08/31/1999        33,939.07      25,206.31       23,136.19
09/30/1999        36,041.39      25,211.81       23,582.47
10/29/1999        37,820.28      25,313.94       24,186.53
11/30/1999        43,372.58      26,825.46       26,743.95
12/31/1999        51,125.66      29,862.10       31,457.68
01/31/2000        50,600.14      29,382.52       31,164.84
02/29/2000        62,787.21      34,234.61       38,415.80
03/31/2000        62,962.39      31,977.50       34,377.75
04/28/2000        56,881.36      30,053.20       30,906.73
05/31/2000        51,263.30      28,301.66       28,200.44
06/30/2000        61,623.56      30,768.83       31,843.40
07/31/2000        54,579.08      29,778.94       29,114.39
08/31/2000        60,434.88      32,051.03       32,176.85
09/29/2000        57,369.35      31,108.99       30,578.33
10/31/2000        54,391.40      29,720.38       28,096.14
11/30/2000        43,468.07      26,669.52       22,994.88
12/29/2000        46,904.22      28,959.96       24,401.86
01/31/2001        47,268.76      30,467.66       26,376.97
02/28/2001        41,152.58      28,468.61       22,761.41
03/30/2001        37,426.17      27,076.03       20,691.97
04/30/2001        41,247.09      29,194.17       23,225.11
05/31/2001        41,517.12      29,911.79       23,763.08
06/29/2001        43,231.81      30,944.64       24,411.11
07/31/2001        39,977.95      29,269.54       22,328.58
08/31/2001        36,859.10      28,324.14       20,934.22
09/28/2001        31,107.46      24,511.47       17,556.33
10/31/2001        34,023.79      25,945.79       19,245.33
11/30/2001        36,562.07      27,954.47       20,851.78
12/31/2001        38,551.98      29,679.87       22,150.02
01/31/2002        37,969.29      29,371.21       21,361.99
02/28/2002        34,310.58      28,566.30       19,979.40
03/28/2002        37,440.81      30,862.24       21,715.99
04/30/2002        36,072.18      31,143.39       21,246.16
05/31/2002        34,364.78      29,761.20       20,003.92
06/28/2002        31,844.34      28,284.54       18,307.59

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 6/30/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund has multiple classes of shares, all of which are closed to new investors. Performance shown is for Class F, and takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Russell 2000 is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

     In the wake of the September 11 terrorist attacks, we had interest in security-oriented technology companies, believing that corporate security products would remain strong. Unfortunately, spending on security technology was not as robust as expected, and many of the Fund's individual holdings in the area suffered. Among the hardest hit were SECURE COMPUTING CORPORATION, NETSCREEN TECHNOLOGIES, INC., and SonicWALL, Inc. (which we no longer own). SonicWALL fell significantly during the period after announcing a negative earnings outlook due to weak demand

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                                   YEAR-TO-      1          5         10            SINCE
(INCEPTION DATE)                         DATE+       YEAR      YEARS      YEARS        INCEPTION
--------------------------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
        With sales charge (5.75%)       (22.16%)    (30.57%)      --         --          (19.15%)
        Without sales charge            (17.40%)    (26.33%)      --         --          (17.22%)
CLASS B SHARES (12/31/99)
        With redemption*                (21.06%)    (29.88%)      --         --          (18.80%)
        Without redemption              (17.77%)    (26.97%)      --         --          (17.89%)
CLASS C SHARES (12/31/99)
        With redemption**               (18.61%)    (27.69%)      --         --          (17.87%)
        Without redemption              (17.79%)    (26.96%)      --         --          (17.87%)
CLASS F SHARES (12/29/89)               (17.40%)    (26.34%)     9.08%     12.28%         14.34%
CLASS R SHARES (12/31/99)               (17.28%)    (26.14%)      --         --          (17.01%)
CLASS T SHARES (12/31/99)
        With sales charge (4.50%)       (21.37%)    (30.26%)      --         --          (19.12%)
        Without sales charge            (17.67%)    (26.96%)      --         --          (17.62%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     +Total return is not annualized.

in its newer high-end enterprise security appliances (firewalls and virtual private networks). NetScreen continued to execute well but has suffered from concerns that its growth expectations appear aggressive in light of the slow capital spending environment of many of its customers. Communications equipment companies also suffered during the period from a poor capital spending environment. Hardest hit included suppliers such as DMC STRATEX NETWORKS, INC., REMEC, INC., and CENTILLIUM COMMUNICATIONS, INC. Software was another industry where the Fund experienced large declines in holdings such as Advent Software, Inc., MSC.Software Corporation (both of which we no longer own), and DOCUMENTUM, INC.

     During the period, the Fund had limited exposure to financial stocks, the best-performing sector of the Russell 2000 Growth Index. Many of the financial stocks we have evaluated either do not meet our earnings growth criteria or fail to offer satisfactory liquidity. Our underweight position was also based on the belief that as the Fed approached the end of an interest rate easing cycle, it would be more difficult for companies in this sector to maintain strong performance.

PORTFOLIO COMPOSITION

[CHART]

   27.62%  Consumer Discretionary
   20.36%  Industrials
   17.78%  Information Technology
   16.83%  Healthcare
    2.18%  Consumer Staples
    2.08%  Energy
    1.77%  Financials
    1.16%  Materials
   10.22%  Cash & Equivalents

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Finally, the Fund suffered from some stock-specific disappointments. Former holding CYTYC Corporation, a cervical cancer diagnostic company, fell dramatically during the period after announcing a downward revised earnings outlook due to excessive customer inventory. Terayon Communication Systems, Inc., a producer of cable modems, also fell during the half after announcing disappointing sales and earnings results due to weaker volumes and heavy price pressure, and we decided to sell the stock. MACROVISION CORPORATION, a developer of copy protection technologies, fell on news that the introduction of new digital copy protection standards would be delayed. However, the company's earnings have held up reasonably well, and we felt its valuation was still attractive as of the end of the half.

WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR, AND HOW WILL THIS VIEW DETERMINE YOUR STRATEGY GOING FORWARD?

We continue to believe that the economy is in a recovery mode, but what shape the recovery will take is unclear. Under these conditions, our strategy for the Fund remains consistent. We continue to rely on our bottom-up process to identify companies that we believe are capable of posting strong future earnings growth. As an uncertain environment in the market may continue to bring volatility and sector rotation, we believe it's important for our analytical team to keep a strict focus on valuation. Our experience suggests that this approach to stockpicking--not trying to second-guess the market--may be the key to long-term investing success.


/s/ Robert Ammann

Robert Ammann, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  COMMON STOCKS (DOMESTIC)-88.7%
  AEROSPACE & DEFENSE-0.6%
       79,215  Alliant Techsystems, Inc.*..............  $  5,053,917
                                                         ------------
  AIR FREIGHT & LOGISTICS-1.9%
      115,150  C.H. Robinson Worldwide, Inc............     3,860,980
      105,775  Forward Air Corporation*................     3,467,305
      529,095  Pacer International, Inc.*..............     9,121,598
                                                         ------------
                                                           16,449,883
                                                         ------------
  APPAREL RETAIL-1.6%
      150,495  Children's Place Retail
               Stores, Inc.*...........................     3,988,268
      414,775  Genesco, Inc.*..........................    10,099,770
                                                         ------------
                                                           14,088,038
                                                         ------------
  APPAREL, ACCESSORIES & LUXURY GOODS-0.7%
      202,900  Columbia Sportswear Company*............     6,492,597
                                                         ------------
  APPLICATION SOFTWARE-4.8%
      228,675  Activision, Inc.*.......................     6,645,296
      659,855  Documentum, Inc.*.......................     7,918,260
      212,875  NetIQ Corporation*......................     4,817,360
      248,275  Retek, Inc.*............................     6,033,083
      542,635  Secure Computing Corporation*...........     4,096,894
      390,712  THQ, Inc.*..............................    11,651,032
                                                         ------------
                                                           41,161,925
                                                         ------------
  AUTO PARTS & EQUIPMENT-0.9%
      568,435  Tower Automotive, Inc.*.................     7,929,668
                                                         ------------
  BANKS-0.7%
      177,865  Southwest Bancorporation of
               Texas, Inc.*............................     6,442,270
                                                         ------------
  BIOTECHNOLOGY-1.0%
      150,172  Celgene Corporation*....................     2,297,632
       65,255  Cephalon, Inc.*.........................     2,949,526
      147,325  Myriad Genetics, Inc.*..................     2,996,591
                                                         ------------
                                                            8,243,749
                                                         ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  BROADCASTING & CABLE TV-0.4%
      206,750  Radio One, Inc. Class D*................  $  3,074,373
                                                         ------------
  CASINOS & GAMING-0.7%
      319,550  Penn National Gaming, Inc.*.............     5,799,833
                                                         ------------
  COMPUTER & ELECTRONICS RETAIL-4.8%
      121,217  CDW Computer Centers, Inc.*.............     5,674,168
      259,615  Electronics Boutique Holdings
               Corporation*............................     7,606,720
      302,000  GameStop Corporation*...................     6,338,980
      578,840  Insight Enterprises, Inc.*..............    14,580,980
       41,877  Tweeter Home Entertainment
               Group, Inc.*............................       684,270
      265,610  Ultimate Electronics, Inc.*.............     6,881,955
                                                         ------------
                                                           41,767,073
                                                         ------------
  CONSTRUCTION & ENGINEERING-1.7%
      284,805  Jacobs Engineering Group, Inc.*.........     9,905,518
      476,862  Quanta Services, Inc.*..................     4,706,628
                                                         ------------
                                                           14,612,146
                                                         ------------
  CONSUMER ELECTRONICS-1.0%
      173,125  Harman International
               Industries, Inc.........................     8,526,406
                                                         ------------
  CONSUMER FINANCE-0.5%
      141,325  AmeriCredit Corporation*................     3,964,166
                                                         ------------
  DATA PROCESSING SERVICES-0.7%
      173,500  Investors Financial Services
               Corporation.............................     5,819,190
                                                         ------------
  DIVERSIFIED COMMERCIAL SERVICES-6.9%
      175,475  Career Education Corporation*...........     7,896,375
      397,905  Corinthian Colleges, Inc.*..............    13,485,000
      294,410  Education Management Corporation*.......    11,991,319
       97,300  FTI Consulting, Inc.*...................     3,406,473
      744,000  ITT Educational Services, Inc.*.........    16,219,200
       35,930  Strayer Education, Inc..................     2,285,148
      451,455  Teletech Holdings, Inc.*................     4,306,880
                                                         ------------
                                                           59,590,395
                                                         ------------
  DRUG RETAIL-1.6%
      411,108  Duane Reade, Inc.*......................    13,998,227
                                                         ------------
  ELECTRICAL COMPONENTS & EQUIPMENT-1.2%
      188,975  AMETEK, Inc.............................     7,039,319
      169,665  AstroPower, Inc.*.......................     3,332,220
                                                         ------------
                                                           10,371,539
                                                         ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  COMMON STOCKS (DOMESTIC)-CONTINUED
  ELECTRONIC EQUIPMENT & INSTRUMENTS-1.5%
      587,125  Aeroflex, Inc.*.........................  $  4,080,519
      163,625  Arrow Electronics, Inc.*................     3,395,219
      137,150  Tech Data Corporation*..................     5,191,128
                                                         ------------
                                                           12,666,866
                                                         ------------
  ENVIRONMENTAL SERVICES-2.1%
      351,000  Stericycle, Inc.*.......................    12,428,910
      197,400  Waste Connections, Inc.*................     6,166,776
                                                         ------------
                                                           18,595,686
                                                         ------------
  FOOD RETAIL-0.6%
       99,325  Whole Foods Market, Inc.*...............     4,789,452
                                                         ------------
  GENERAL MERCHANDISE STORES-0.5%
      212,355  Tuesday Morning Corporation*............     3,941,309
                                                         ------------
  HEALTHCARE DISTRIBUTORS & SERVICES-7.4%
      367,658  Accredo Health, Inc.*...................    16,963,740
      254,520  AmeriPath, Inc.*........................     5,708,884
      173,585  AMN Healthcare Services, Inc.*..........     6,077,210
      137,680  Cross Country, Inc.*....................     5,204,304
       81,035  Dianon Systems, Inc.*...................     4,328,890
      151,150  Henry Schein, Inc.*.....................     6,726,175
      294,320  Medical Stafffing Network
               Holdings, Inc.*.........................     7,210,840
      213,025  Omnicare, Inc...........................     5,594,037
      125,120  Patterson Dental Company*...............     6,297,290
                                                         ------------
                                                           64,111,370
                                                         ------------
  HEALTHCARE EQUIPMENT-1.0%
      408,155  Integra LifeSciences Holdings*..........     8,877,371
                                                         ------------
  HEALTHCARE FACILITIES-2.0%
      514,250  Community Health Systems, Inc.*.........    13,781,900
      120,250  United Surgical Partners
               International, Inc.*....................     3,668,828
                                                         ------------
                                                           17,450,728
                                                         ------------
  HEALTHCARE SUPPLIES-1.5%
      381,840  Charles River Laboratories
               International, Inc.*....................    13,383,492
                                                         ------------
  HOME FURNISHINGS-1.2%
      329,375  Furniture Brands
               International, Inc.*....................     9,963,594
                                                         ------------
  HOTELS, RESORTS & CRUISE LINES-1.6%
      136,075  Hotels.com Class A*.....................     5,746,447
    1,097,935  La Quinta Corporation*..................     7,817,297
                                                         ------------
                                                           13,563,744
                                                         ------------
  INDUSTRIAL CONGLOMERATES-1.8%
      327,100  Pentair, Inc............................    15,726,968
                                                         ------------
  INDUSTRIAL MACHINERY-0.3%
       64,960  Roper Industries, Inc...................     2,423,008
                                                         ------------


  -------------------------------------------------------------------
  SHARES                                                 MARKET VALUE

  INSURANCE BROKERS-0.6%
  COMMON STOCKS (DOMESTIC)-CONTINUED
   INSURANCE BROKERS-CONTINUED
      139,250  Arthur J. Gallagher & Company...........  $  4,825,013
                                                         ------------
  INTERNET RETAIL-1.6%
      971,453  Alloy, Inc.*............................    14,027,780
                                                         ------------
  INTERNET SOFTWARE & SERVICES-1.0%
      544,710  WebEx Communications, Inc.*.............     8,660,889
                                                         ------------
  IT CONSULTING & SERVICES-0.7%
      546,785  Braun Consulting, Inc.*.................     1,908,280
      228,995  Keane, Inc.*............................     2,919,686
      468,573  Management Network Group, Inc.*.........     1,087,089
                                                         ------------
                                                            5,915,055
                                                         ------------
  LEISURE PRODUCTS-2.0%
      335,075  Brunswick Corporation...................     9,382,100
      248,600  Nautilus Group, Inc.*...................     7,607,160
                                                         ------------
                                                           16,989,260
                                                         ------------
  METAL & GLASS CONTAINERS-0.4%
      477,550  Crown Cork & Seal Company, Inc.*........     3,271,218
                                                         ------------
  MOVIES & ENTERTAINMENT-1.0%
      648,145  Macrovision Corporation*................     8,497,181
                                                         ------------
  NETWORKING EQUIPMENT-0.3%
      285,855  NetScreen Technologies, Inc.*...........     2,624,149
                                                         ------------
  OIL & GAS EQUIPMENT & SERVICES-0.9%
      373,630  National-Oilwell, Inc.*.................     7,864,912
                                                         ------------
  OIL & GAS EXPLORATION & PRODUCTION-1.2%
      232,785  Pioneer Natural Resources Company*......     6,064,049
      111,800  Spinnaker Exploration Company*..........     4,027,036
                                                         ------------
                                                           10,091,085
                                                         ------------
  PAPER PACKAGING-0.0%
       35,148  American Bank Note
               Holographics, Inc.*.....................        48,856
                                                         ------------
  PHARMACEUTICALS-3.8%
      461,428  First Horizon Pharmaceutical
               Corporation*............................     9,546,945
      282,736  Medicis Pharmaceutical Corporation
               Class A*................................    12,089,791
      617,267  SICOR, Inc.*............................    11,444,130
                                                         ------------
                                                           33,080,866
                                                         ------------
  RESTAURANTS-1.3%
      592,435  Ruby Tuesday, Inc.......................    11,493,239
                                                         ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  COMMON STOCKS (DOMESTIC)-CONTINUED
  SEMICONDUCTOR EQUIPMENT-4.0%
      306,095  Brooks-PRI Automation, Inc.*............  $  7,823,788
      103,925  Cymer, Inc.*............................     3,641,532
      269,735  Electro Scientific Industries, Inc.*....     6,554,560
      520,220  Entegris, Inc.*.........................     7,595,212
      112,790  FEI Company*............................     2,764,483
      279,475  Helix Technology Corporation............     5,757,185
                                                         ------------
                                                           34,136,760
                                                         ------------
  SEMICONDUCTORS-2.0%
      485,824  AXT, Inc.*..............................     3,876,876
      830,715  Microtune, Inc.*........................     7,401,671
      220,850  Silicon Laboratories, Inc.*.............     6,181,591
                                                         ------------
                                                           17,460,138
                                                         ------------
  SPECIALTY CHEMICALS-0.8%
      438,497  RPM, Inc................................     6,687,079
                                                         ------------
  SPECIALTY STORES-7.2%
      260,700  Cost Plus, Inc.*........................     7,972,206
      976,925  Foot Locker, Inc.*......................    14,116,566
      484,135  Hollywood Entertainment Corporation*....    10,011,912
      220,495  Linens 'n Things, Inc.*.................     7,234,441
      435,348  Movie Gallery, Inc.*....................     9,194,550
      236,945  Rent-A-Center, Inc.*....................    13,745,179
                                                         ------------
                                                           62,274,854
                                                         ------------
  TELECOMMUNICATIONS EQUIPMENT-3.6%
      653,105  Centillium Communications, Inc.*........     5,695,076
    2,125,722  DMC Stratex Networks, Inc.*.............     4,272,701
      132,145  Harris Corporation......................     4,803,471
      950,930  Powerwave Technologies, Inc.*...........     8,710,518
    1,287,232  REMEC, Inc.*............................     7,221,371
                                                         ------------
                                                           30,703,137
                                                         ------------
  TRADING COMPANIES & DISTRIBUTORS-1.2%
      276,970  Fastenal Company........................    10,666,115
                                                         ------------
  TRUCKING-1.9%
      535,886  Werner Enterprises, Inc.................    11,419,731
      150,800  Yellow Corporation*.....................     4,885,921
                                                         ------------
                                                           16,305,652
                                                         ------------
  TOTAL COMMON STOCKS (DOMESTIC)
  (COST-$871,463,621)..................................   764,502,221
                                                         ------------


  -------------------------------------------------------------------
  SHARES                                                 MARKET VALUE

  COMMON STOCKS (FOREIGN)-1.1%
  HOTELS, RESORTS & CRUISE LINES-1.1%
      379,950  Fairmont Hotels & Resorts, Inc. ADR
               (CA)....................................  $  9,795,110
                                                         ------------
  TOTAL COMMON STOCKS (FOREIGN)
  (COST-$10,285,754)...................................     9,795,110
                                                         ------------

  WARRANTS-0.0%
       20,795  American Bank Note Holographics, Inc.
               Warrants*...............................             2
                                                         ------------
  TOTAL WARRANTS
  (COST-$0)............................................             2
                                                         ------------
                                                          AMORTIZED
  PRINCIPAL AMOUNT                                           COST

  -------------------------------------------------------------------

  CORPORATE SHORT-TERM NOTES-8.7%
  PHARMACEUTICALS-4.6%
  $40,000,000  Merck & Company, Inc.
               1.78% 7/1/02............................  $ 40,000,000
                                                         ------------
  SPECIAL PURPOSE ENTITY-4.1%
   32,600,000  Corporate Asset Funding Company
               1.98% 7/1/02............................    32,600,000
    2,800,000  Nestle Capital Corporation
               1.74% 7/2/02............................     2,799,865
                                                         ------------
                                                           35,399,865
                                                         ------------
  TOTAL CORPORATE SHORT-TERM NOTES
  (AMORTIZED COST-$75,399,865).........................    75,399,865
                                                         ------------
  TOTAL INVESTMENTS-98.5%
  (TOTAL COST-$957,149,240)............................   849,697,198
  OTHER ASSETS AND LIABILITIES-1.5%....................    12,787,553
                                                         ------------
  NET ASSETS-100.0%....................................  $862,484,751
                                                         ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $   957,149,240
                                                    ---------------
Investment securities, at market..................      849,697,198
Cash..............................................        2,023,150
Receivables:
  Investment securities sold......................       15,366,486
  Capital shares sold.............................          966,491
  Dividends.......................................           44,974
  From transfer agent.............................          171,735
                                                    ---------------
    Total Assets..................................      868,270,034
                                                    ---------------

LIABILITIES
Payables:
  Investment securities purchased.................          465,161
  Capital shares redeemed.........................        4,406,856
  Advisory fees...................................          595,736
  Shareholder servicing fees......................           61,066
  Accounting fees.................................           37,565
  Distribution fees...............................          163,149
  Other...........................................           55,750
                                                    ---------------
    Total Liabilities.............................        5,785,283
                                                    ---------------
Net Assets........................................  $   862,484,751
                                                    ===============

Net Assets--Class A...............................  $    91,624,249
Shares Outstanding--Class A.......................        3,891,672
Net Asset Value, Redemption Price Per Share.......  $         23.54
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $         24.98

Net Assets--Class B...............................  $    27,093,816
Shares Outstanding--Class B.......................        1,175,194
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $         23.05

Net Assets--Class C...............................  $    11,728,459
Shares Outstanding--Class C.......................          508,513
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $         23.06

Net Assets--Class F...............................  $   678,836,783
Shares Outstanding--Class F.......................       28,889,646
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $         23.50

Net Assets--Class R...............................  $    51,499,656
Shares Outstanding--Class R.......................        2,173,891
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $         23.69

Net Assets--Class T...............................  $     1,701,788
Shares Outstanding--Class T.......................           73,193
Net Asset Value, Redemption Price Per Share.......  $         23.25
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $         24.35

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $       385,254
  Interest........................................          718,339
  Foreign taxes withheld..........................           (1,140)
                                                    ---------------
    Total Investment Income.......................        1,102,453
                                                    ---------------
Expenses:
  Advisory fees--Note 2...........................        3,976,184
  Shareholder servicing fees--Note 2..............          407,870
  Accounting fees--Note 2.........................          151,662
  Distribution fees--Note 2.......................        1,155,848
  Transfer agency fees--Note 2....................          592,044
  Registration fees--Note 2.......................           69,730
  Postage and mailing expenses....................           79,823
  Custodian fees and expenses--Note 2.............           19,265
  Printing expenses...............................           70,754
  Legal and audit fees............................           81,868
  Directors' fees and expenses....................           38,783
  Other expenses..................................           73,653
                                                    ---------------
    Total Expenses................................        6,717,484
    Earnings Credits..............................          (16,187)
    Expense Offset to Broker Commissions..........           (1,438)
                                                    ---------------
    Net Expenses..................................        6,699,859
                                                    ---------------
  Net Investment (Loss)...........................       (5,597,406)
                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....      (84,505,104)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................      (96,633,607)
                                                    ---------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and
    Foreign Currency Transactions.................     (181,138,711)
                                                    ---------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $  (186,736,117)
                                                    ===============

Purchases of long-term securities.................  $   602,315,577
Proceeds from sales of long-term securities.......  $   626,700,848

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS        YEAR
                                              ENDED          ENDED
                                             6/30/02       12/31/01
                                          -------------  -------------
OPERATIONS
Net Investment (Loss)...................  $  (5,597,406) $  (7,344,671)
Net Realized (Loss) from Security
  Transactions..........................    (84,505,104)  (212,663,273)
Net Change in Unrealized
  Appreciation/Depreciation.............    (96,633,607)   (22,735,374)
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (186,736,117)  (242,743,318)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................              0       (420,801)
  Class B...............................              0       (131,424)
  Class C...............................              0        (62,834)
  Class F...............................              0     (3,036,535)
  Class R...............................              0       (217,995)
  Class T...............................              0         (8,399)
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................              0     (3,877,988)
                                          -------------  -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                            SIX MONTHS         YEAR
                                              ENDED           ENDED
                                             6/30/02         12/31/01
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $   14,964,901  $   84,892,338
  Class B...............................         493,028       2,082,961
  Class C...............................         419,026       1,991,061
  Class F...............................      80,731,192     219,631,246
  Class R...............................       5,596,585      67,602,397
  Class T...............................         191,545       1,480,056
Reinvested dividends and distributions
  Class A...............................               0         356,581
  Class B...............................               0         112,444
  Class C...............................               0          42,737
  Class F...............................               0       2,977,058
  Class R...............................               0         206,579
  Class T...............................               0           8,399
                                          --------------  --------------
                                             102,396,277     381,383,857
Cost of shares redeemed
  Class A...............................     (21,135,974)    (72,989,157)
  Class B...............................      (3,150,490)     (7,537,295)
  Class C...............................      (2,975,866)     (5,398,286)
  Class F...............................    (102,397,297)   (239,526,179)
  Class R...............................      (4,560,688)     (7,354,185)
  Class T...............................        (437,143)       (535,081)
                                          --------------  --------------
                                            (134,657,458)   (333,340,183)
Net Increase (Decrease) from Capital
  Share Transactions....................     (32,261,181)     48,043,674
                                          --------------  --------------
Net (Decrease) in Net Assets............    (218,997,298)   (198,577,632)

NET ASSETS
  Beginning of period...................  $1,081,482,049  $1,280,059,681
                                          --------------  --------------
  End of period.........................  $  862,484,751  $1,081,482,049
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,283,846,063  $1,316,107,244
Accumulated undistributed net investment
  (loss)................................      (5,597,406)              0
Accumulated undistributed net realized
  (loss) from security transactions.....    (308,311,864)   (223,806,760)
Unrealized (depreciation) on investments
  and foreign currency transactions.....    (107,452,042)    (10,818,435)
                                          --------------  --------------
Total...................................  $  862,484,751  $1,081,482,049
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  period...........................      $ 28.50      $  34.79    $  40.88
Income from investment operations:
    Net investment (loss)..........        (0.16)        (0.17)      (0.03)
    Net (losses) on securities
      (both realized and
      unrealized)..................        (4.80)        (6.02)      (3.45)
                                         -------      --------    --------
        Total from investment
          operations...............        (4.96)        (6.19)      (3.48)
Less distributions:
    From net investment income.....         0.00          0.00        0.00
    From net realized gains........         0.00         (0.10)      (2.61)
                                         -------      --------    --------
        Total distributions........         0.00         (0.10)      (2.61)
Net Asset Value, end of period.....      $ 23.54      $  28.50    $  34.79
                                         =======      ========    ========
Total Return/Ratios
    Total return*..................       (17.40%)      (17.78%)     (8.18%)
    Net assets, end of period
      (000s).......................      $91,624      $117,773    $131,298
    Net expenses to average net
      assets#......................         1.28%**       1.18%       1.20%
    Gross expenses to average net
      assets#......................         1.28%**       1.19%       1.24%
    Net investment (loss) to
      average net assets...........        (1.06%)**     (0.58%)     (0.21%)
    Portfolio turnover rate@.......          115%          110%        108%

  *  Sales charges are not reflected in the total return.
 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  period...........................      $ 28.03      $ 34.49     $ 40.88
Income from investment operations:
    Net investment (loss)..........        (0.32)       (0.45)      (0.21)
    Net (losses) on securities
      (both realized and
      unrealized)..................        (4.66)       (5.91)      (3.57)
                                         -------      -------     -------
        Total from investment
          operations...............        (4.98)       (6.36)      (3.78)
Less distributions:
    From net investment income.....         0.00         0.00        0.00
    From net realized gains........         0.00        (0.10)      (2.61)
                                         -------      -------     -------
        Total distributions........         0.00        (0.10)      (2.61)
Net Asset Value, end of period.....      $ 23.05      $ 28.03     $ 34.49
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (17.77%)     (18.43%)     (8.92%)
    Net assets, end of period
      (000s).......................      $27,094      $35,845     $50,883
    Net expenses to average net
      assets#......................         2.15%**      1.96%       1.94%
    Gross expenses to average net
      assets#......................         2.15%**      1.97%       1.97%
    Net investment (loss) to
      average net assets...........        (1.93%)**    (1.35%)     (1.02%)
    Portfolio turnover rate@.......          115%         110%        108%

  *  Sales charges are not reflected in the total return.
 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  period...........................      $ 28.05      $ 34.51     $ 40.88
Income from investment operations:
    Net investment (loss)..........        (0.41)       (0.48)      (0.19)
    Net (losses) on securities
      (both realized and
      unrealized)..................        (4.58)       (5.88)      (3.57)
                                         -------      -------     -------
        Total from investment
          operations...............        (4.99)       (6.36)      (3.76)
Less distributions:
    From net investment income.....         0.00         0.00        0.00
    From net realized gains........         0.00        (0.10)      (2.61)
                                         -------      -------     -------
        Total distributions........         0.00        (0.10)      (2.61)
Net Asset Value, end of period.....      $ 23.06      $ 28.05     $ 34.51
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (17.79%)     (18.42%)     (8.87%)
    Net assets, end of period
      (000s).......................      $11,728      $17,031     $25,275
    Net expenses to average net
      assets#......................         2.17%**      1.96%       1.94%
    Gross expenses to average net
      assets#......................         2.17%**      1.98%       1.97%
    Net investment (loss) to
      average net assets...........        (1.95%)**    (1.36%)     (1.01%)
    Portfolio turnover rate@.......          115%         110%        108%

  *  Sales charges are not reflected in the total return.
 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                             SIX MONTHS                   YEAR ENDED DECEMBER 31,
                                                               ENDED       ------------------------------------------------------
                                                           JUNE 30, 2002     2001        2000       1999       1998       1997
                                                           --------------  ---------  ----------  ---------  ---------  ---------
CLASS F SHARES
Net Asset Value, beginning of period.....................     $  28.45     $  34.74   $    40.86  $  24.37   $  23.45   $  24.22
Income from investment operations:
    Net investment income (loss).........................        (0.17)       (0.20)       (0.07)    (0.08)     (0.07)      0.07
    Net gains (losses) on securities (both realized and
      unrealized)........................................        (4.78)       (5.99)       (3.44)    22.72       3.15       2.69
                                                              --------     --------   ----------  --------   --------   --------
         Total from investment operations................        (4.95)       (6.19)       (3.51)    22.64       3.08       2.76
Less distributions:
    From net investment income...........................         0.00         0.00         0.00      0.00       0.00       0.00
    From net realized gains..............................         0.00        (0.10)       (2.61)    (6.15)     (2.16)     (3.53)
                                                              --------     --------   ----------  --------   --------   --------
         Total distributions.............................         0.00        (0.10)       (2.61)    (6.15)     (2.16)     (3.53)
    Net Asset Value, end of period.......................     $  23.50     $  28.45   $    34.74  $  40.86   $  24.37   $  23.45
                                                              ========     ========   ==========  ========   ========   ========
Total Return/Ratios
    Total return.........................................       (17.40%)     (17.81%)      (8.26%)    94.59%    14.19%     12.00%
    Net assets, end of period (000s).....................     $678,837     $847,330   $1,066,003  $806,152   $241,124   $246,281
    Net expenses to average net assets#..................         1.33%**      1.24%        1.25%     1.45%      1.55%      1.52%
    Gross expenses to average net assets#................         1.33%**      1.25%        1.28%     1.46%      1.57%      1.54%
    Net investment (loss) to average net assets..........        (1.11%)**    (0.64%)      (0.46%)    (0.96%)    (0.91%)    (0.55%)
    Portfolio turnover rate@.............................          115%         110%         108%      157%       121%        90%

 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
 period............................      $ 28.64      $ 34.87      $40.88
Income from investment operations:
    Net investment (loss)..........        (0.10)       (0.08)       0.00^
    Net (losses) on securities
     (both realized and
     unrealized)...................        (4.85)       (6.05)      (3.40)
                                         -------      -------      ------
       Total from investment
         operations................        (4.95)       (6.13)      (3.40)
Less distributions:
    From net investment income.....         0.00         0.00        0.00
    From net realized gains........         0.00        (0.10)      (2.61)
                                         -------      -------      ------
       Total distributions.........         0.00        (0.10)      (2.61)
Net Asset Value, end of period.....      $ 23.69      $ 28.64      $34.87
                                         =======      =======      ======
Total Return/Ratios
    Total return...................       (17.28%)     (17.57%)     (7.89%)
    Net assets, end of period
     (000s)........................      $51,500      $61,163      $4,693
    Net expenses to average net
     assets#.......................         1.03%**      0.94%       0.93%
    Gross expenses to average net
     assets#.......................         1.03%**      0.95%       0.96%
    Net investment income (loss) to
     average net assets............        (0.81%)**    (0.38%)      0.01%
    Portfolio turnover rate@.......          115%         110%        108%

  ^ Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  period...........................      $28.24        $34.69      $40.88
Income from investment operations:
    Net investment (loss)..........       (0.32)        (0.33)      (0.09)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (4.67)        (6.02)      (3.49)
                                         ------        ------      ------
        Total from investment
          operations...............       (4.99)        (6.35)      (3.58)
Less distributions:
    From net investment income.....        0.00          0.00        0.00
    From net realized gains........        0.00         (0.10)      (2.61)
                                         ------        ------      ------
        Total distributions........        0.00         (0.10)      (2.61)
Net Asset Value, end of period.....      $23.25        $28.24      $34.69
                                         ======        ======      ======
Total Return/Ratios
    Total return*..................      (17.67%)      (18.30%)     (8.43%)
    Net assets, end of period
      (000s).......................      $1,702        $2,341      $1,908
    Net expenses to average net
      assets#......................        2.08%**       1.82%       1.44%
    Gross expenses to average net
      assets#......................        2.08%**       1.83%       1.48%
    Net investment (loss) to
      average net assets...........       (1.86%)**     (1.24%)     (0.50%)
    Portfolio turnover rate@.......         115%          110%        108%

  *  Sales charges are not reflected in the total return.
 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A,
Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $284,241 during the six months ended June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $44,020 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $132,395, $39,989, $18,249, and $2,605, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $119,966, $54,747, $978,530, and $2,605, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $6,641, $3,368, $2,523, $49,413, $5,468, and $2,317, respectively, for state registration fees. During the six months ended June 30, 2002, annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $             0
Accumulated Capital Losses........................  $   211,161,953
Post-October Capital Loss Deferral................  $     1,623,691
Post-October Currency Loss Deferral...............  $             0
Federal Tax Cost..................................  $   970,676,595
Unrealized Appreciation...........................  $    70,512,729
Unrealized (Depreciation).........................  $  (191,492,126)
Net (Depreciation)................................  $  (120,979,397)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS     YEAR
                                            ENDED        ENDED
                                           6/30/02     12/31/01
                                          ----------  -----------
CLASS A
      Shares sold.......................    562,983     2,794,165
      Shares issued for dividends
        reinvested......................          0        12,710
      Shares redeemed...................   (803,461)   (2,448,786)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................   (240,478)      358,089
CLASS B
      Shares sold.......................     18,510        69,523
      Shares issued for dividends
        reinvested......................          0         4,055
      Shares redeemed...................   (122,025)     (270,221)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................   (103,515)     (196,643)
CLASS C
      Shares sold.......................     16,016        67,786
      Shares issued for dividends
        reinvested......................          0         1,535
      Shares redeemed...................   (114,759)     (194,552)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................    (98,743)     (125,231)
CLASS F
      Shares sold.......................  3,004,597     7,349,674
      Shares issued for dividends
        reinvested......................          0       106,203
      Shares redeemed...................  (3,895,648)  (8,357,314)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................   (891,051)     (901,437)
CLASS R
      Shares sold.......................    208,077     2,249,179
      Shares issued for dividends
        reinvested......................          0         7,323
      Shares redeemed...................   (169,440)     (255,806)
      NET INCREASE IN SHARES
        OUTSTANDING.....................     38,637     2,000,696
CLASS T
      Shares sold.......................      7,091        46,116
      Shares issued for dividends
        reinvested......................          0           314
      Shares redeemed...................    (16,801)      (18,526)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................     (9,710)       27,904

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2002, there were no such borrowings.

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

DREYFUS FOUNDERS DISCOVERY FUND
P.O. Box 173655
Denver, CO 80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO 80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO 64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use: August 21, 2002

(C) 2002 Founders Asset Management LLC, Broker-Dealer.

                                                                    A-636-DIS-02

        Dreyfus Founders
        Discovery Fund



        Dreyfus Founders Discovery Fund is closed to new investors. Please see the prospectus for additional information.




        SEMIANNUAL REPORT       June 30, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                           3
Statement of Investments                     10
Statement of Assets and Liabilities          16
Statement of Operations                      18
Statements of Changes in Net Assets          19
Financial Highlights                         21
Notes to Financial Statements                27
Your Board Representatives                   34


PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Semiannual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of June 30, 2002 are included in the Statement of Investments.

-  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF ROBERT AMMANN]

A DISCUSSION WITH PORTFOLIO MANAGER
ROBERT AMMANN, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK IN THE SIX MONTHS ENDED JUNE 30?

The early months of the first half were characterized by increasing investor optimism. Strong growth in gross domestic product and continued spending by American consumers seemed to signal that an economic recovery was underway. Near the middle of the half, this mood shifted to one of increased uncertainty, due in large part to the proliferation of accounting concerns and profit warnings throughout the equity marketplace, and a slowing in consumers' willingness to spend.

     Discovery Fund underperformed its benchmark in this difficult environment, returning less than the -17.35% loss posted by the Russell 2000 Growth Index. (See pages 6 and 7 for the Fund's total returns and for a description of the index.)

WHAT WERE THE DYNAMICS OF YOUR ASSET CLASS DURING THE PERIOD?

Small-capitalization stocks as a group held up somewhat better during the first half compared to their larger counterparts. In the wake of numerous accounting scandals that rocked some of America's largest companies, investors sought the simplicity of small companies, which tend to have limited product lines and less complicated balance sheets--factors which gave the group some degree of immunity to the "Enronitis" that plagued much of the large-capitalization portion of the market.

     However, growth stocks in all capitalization ranges fell, continuing to lag value stocks.

[SIDENOTE]
"THE FUND WAS ABLE TO FIND SOME STRONG PERFORMERS AND LARGELY AVOID THE WORST-PERFORMING INDUSTRY WITHIN THE HEALTHCARE SECTOR."

PERFORMANCE HIGHLIGHTS

- Small-capitalization stocks held up somewhat better during the first six months of 2002 compared to their larger counterparts.

- Within the healthcare sector, the Fund was able to find some strong performers and largely avoid the worst-performing industry, biotechnology.

- The Fund benefited from strong stock selection and an overweight position in the industrials segment during the period.

- The Fund suffered from a limited exposure to financial stocks, the best-performing sector of the Russell 2000 Growth Index during the period.

- We believe it's important for our analytical team to continue keeping a strict focus on valuation.

WHAT MANAGEMENT DECISIONS HAD THE MOST IMPACT?

While healthcare was one of the weaker performing sectors for the index, the Fund was able to find some strong performers and largely avoid the worst-performing industry within the sector. Our investment process has always steered us away from taking large positions in "concept stocks," those that trade on news and psychology rather than on earnings and fundamentals. We believe many biotechnology stocks fall under this "concept stock" classification. The Fund benefited from being substantially underweight the biotech area, which performed poorly during the period.

     In addition to successfully minimizing its exposure to the biotech area, the Fund also had some bright spots among many of its healthcare services holdings. One of the largest positive contributors was ACCREDO HEALTH, INC., a specialty distributor of high-cost drugs, which serves companies in the pharmaceutical and biotech industry. Fundamentally strong in its own right, Accredo made a recent acquisition that has the potential to expand the quantity of drugs it distributes.

     Other contributors from the healthcare sector included nurse staffing companies AMN HEALTHCARE SERVICES, INC. and CROSS COUNTRY, INC., which benefited from America's chronic nursing shortage. Another was COMMUNITY HEALTH SYSTEMS, INC., an operator of rural hospitals that has been successful in providing quality local care, thus discouraging patients from traveling to urban hospitals.

     The Fund benefited from strong stock selection and an overweight position in the industrials segment during the period. We believe transportation-related stocks such as WERNER ENTERPRISES, INC., a trucking company, and FORWARD AIR CORPORATION, a time-sensitive cargo services company, could benefit from an economic recovery. Additionally, we saw strong relative performance from many of our education stocks, as they continued to demonstrate strong student enrollment trends and solid earnings growth.

LARGEST EQUITY HOLDINGS  (ticker symbol)

1.       Accredo Health, Inc. (ACDO)                  1.97%
2.       ITT Educational Services (ESI)               1.88%
3.       Pentair, Inc. (PNR)                          1.82%
4.       Insight Enterprises, Inc. (NSIT)             1.69%
5.       Foot Locker, Inc. (Z)                        1.64%
6.       Alloy, Inc. (ALOY)                           1.63%
7.       Duane Reade, Inc. (DRD)                      1.62%
8.       Community Health Systems, Inc. (CYH)         1.60%
9.       Rent-A-Center, Inc. (RCII)                   1.59%
10.      Corinthian Colleges, Inc. (COCO)             1.56%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

WHAT HINDERED THE FUND'S PERFORMANCE DURING THE HALF?

Corporate spending on information technology (IT) has been weak throughout the bear market, and as the year began, we positioned the Fund with an underweight IT stake due to poor earnings visibility. However, this did not isolate us from the woes of the technology sector: disappointing performance from our individual holdings in this area was a detriment to the Fund's first-half return.


GROWTH OF $10,000 INVESTMENT

[CHART]

                  DISCOVERY    RUSSELL 2000    RUSSELL 2000
                                                  GROWTH
06/30/1992        10,000.00      10,000.00       10,000.00
07/31/1992        10,344.40      10,347.80       10,313.90
08/31/1992        10,219.16      10,055.80        9,916.81
09/30/1992        10,544.77      10,287.87       10,193.69
10/30/1992        11,333.75      10,614.88       10,612.85
11/30/1992        12,241.70      11,427.13       11,603.35
12/31/1992        12,634.52      11,825.23       11,921.76
01/29/1993        12,754.97      12,225.47       12,069.58
02/26/1993        12,006.92      11,943.10       11,414.08
03/31/1993        12,323.89      12,330.65       11,708.11
04/30/1993        11,899.15      11,992.17       11,336.61
05/28/1993        12,672.56      12,522.82       12,016.24
06/30/1993        12,672.56      12,600.94       12,045.44
07/31/1993        12,989.53      12,774.92       12,165.96
08/31/1993        13,484.01      13,326.81       12,748.63
09/30/1993        13,788.30      13,702.89       13,169.92
10/31/1993        14,105.27      14,055.59       13,550.59
11/30/1993        13,471.33      13,592.97       13,002.05
12/31/1993        14,000.21      14,057.73       13,516.23
01/31/1994        14,208.11      14,498.48       13,876.36
02/28/1994        13,889.77      14,446.04       13,815.55
03/31/1994        13,129.67      13,683.33       12,965.40
04/30/1994        12,791.84      13,764.66       12,984.99
05/31/1994        12,161.67      13,610.10       12,694.80
06/30/1994        11,700.41      13,147.94       12,148.18
07/29/1994        11,726.40      13,364.10       12,321.69
08/31/1994        12,434.53      14,108.64       13,226.88
09/30/1994        12,752.86      14,061.40       13,283.11
10/31/1994        12,752.86      14,005.90       13,426.11
11/30/1994        12,441.02      13,439.92       12,882.85
12/31/1994        12,915.28      13,801.35       13,187.83
01/31/1995        12,856.81      13,627.22       12,919.98
02/28/1995        13,441.50      14,194.10       13,515.63
03/31/1995        13,649.40      14,438.55       13,910.96
04/28/1995        13,740.35      14,759.14       14,120.65
05/31/1995        14,006.71      15,013.38       14,305.34
06/30/1995        15,182.60      15,792.15       15,291.10
07/31/1995        16,611.85      16,701.78       16,482.90
08/31/1995        16,566.38      17,047.44       16,686.30
09/29/1995        16,852.23      17,351.82       17,029.94
10/31/1995        15,975.19      16,575.81       16,192.30
11/30/1995        16,884.71      17,272.17       16,907.05
12/31/1995        16,957.39      17,727.91       17,281.67
01/31/1996        16,566.66      17,708.80       17,138.54
02/29/1996        17,809.16      18,260.84       17,920.05
03/29/1996        18,223.33      18,632.34       18,274.38
04/30/1996        20,669.26      19,628.66       19,677.33
05/31/1996        21,739.84      20,402.23       20,686.41
06/28/1996        20,270.72      19,564.45       19,342.26
07/31/1996        17,762.28      17,855.71       16,981.01
08/30/1996        18,715.64      18,893.12       18,238.12
09/30/1996        20,239.46      19,630.80       19,177.31
10/31/1996        19,059.48      19,328.25       18,350.04
11/29/1996        19,856.55      20,124.60       18,860.34
12/31/1996        20,553.18      20,652.03       19,228.05
01/31/1997        21,206.60      21,064.81       19,708.34
02/28/1997        19,763.98      20,553.88       18,518.06
03/31/1997        17,973.42      19,584.17       17,211.33
04/30/1997        17,642.47      19,638.75       17,012.26
05/30/1997        19,814.89      21,823.55       19,569.23
06/30/1997        20,621.07      22,758.86       20,232.77
07/31/1997        22,691.66      23,817.86       21,269.45
08/29/1997        23,226.28      24,362.80       21,907.75
09/30/1997        25,203.53      26,146.02       23,655.97
10/31/1997        23,277.20      24,997.45       22,235.11
11/28/1997        23,132.94      24,835.73       21,704.93
12/31/1997        23,008.31      25,270.52       21,717.16
01/30/1998        23,018.12      24,871.66       21,427.47
02/27/1998        24,009.10      26,710.80       23,316.80
03/31/1998        25,628.02      27,812.29       24,297.39
04/30/1998        26,422.76      27,966.24       24,446.41
05/29/1998        24,352.51      26,450.26       22,670.31
06/30/1998        24,892.15      26,515.72       22,901.95
07/31/1998        23,763.81      24,369.14       20,989.49
08/31/1998        17,798.33      19,637.22       16,144.30
09/30/1998        19,240.64      21,173.96       17,781.15
10/30/1998        20,712.39      22,037.58       18,708.57
11/30/1998        23,283.04      23,192.12       20,159.77
12/31/1998        26,273.67      24,627.20       21,984.07
01/29/1999        27,998.65      24,954.52       22,973.01
02/26/1999        24,850.56      22,933.30       20,871.49
03/31/1999        26,942.10      23,291.34       21,614.94
04/30/1999        28,731.77      25,378.45       23,523.72
05/28/1999        29,346.30      25,749.19       23,560.97
06/30/1999        33,216.73      26,913.52       24,802.12
07/30/1999        34,877.03      26,175.11       24,035.13
08/31/1999        33,939.07      25,206.31       23,136.19
09/30/1999        36,041.39      25,211.81       23,582.47
10/29/1999        37,820.28      25,313.94       24,186.53
11/30/1999        43,372.58      26,825.46       26,743.95
12/31/1999        51,125.66      29,862.10       31,457.68
01/31/2000        50,600.14      29,382.52       31,164.84
02/29/2000        62,787.21      34,234.61       38,415.80
03/31/2000        62,962.39      31,977.50       34,377.75
04/28/2000        56,881.36      30,053.20       30,906.73
05/31/2000        51,263.30      28,301.66       28,200.44
06/30/2000        61,623.56      30,768.83       31,843.40
07/31/2000        54,579.08      29,778.94       29,114.39
08/31/2000        60,434.88      32,051.03       32,176.85
09/29/2000        57,369.35      31,108.99       30,578.33
10/31/2000        54,391.40      29,720.38       28,096.14
11/30/2000        43,468.07      26,669.52       22,994.88
12/29/2000        46,904.22      28,959.96       24,401.86
01/31/2001        47,268.76      30,467.66       26,376.97
02/28/2001        41,152.58      28,468.61       22,761.41
03/30/2001        37,426.17      27,076.03       20,691.97
04/30/2001        41,247.09      29,194.17       23,225.11
05/31/2001        41,517.12      29,911.79       23,763.08
06/29/2001        43,231.81      30,944.64       24,411.11
07/31/2001        39,977.95      29,269.54       22,328.58
08/31/2001        36,859.10      28,324.14       20,934.22
09/28/2001        31,107.46      24,511.47       17,556.33
10/31/2001        34,023.79      25,945.79       19,245.33
11/30/2001        36,562.07      27,954.47       20,851.78
12/31/2001        38,551.98      29,679.87       22,150.02
01/31/2002        37,969.29      29,371.21       21,361.99
02/28/2002        34,310.58      28,566.30       19,979.40
03/28/2002        37,440.81      30,862.24       21,715.99
04/30/2002        36,072.18      31,143.39       21,246.16
05/31/2002        34,364.78      29,761.20       20,003.92
06/28/2002        31,844.34      28,284.54       18,307.59

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 6/30/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund has multiple classes of shares, all of which are closed to new investors. Performance shown is for Class F, and takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Russell 2000 is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

     In the wake of the September 11 terrorist attacks, we had interest in security-oriented technology companies, believing that corporate security products would remain strong. Unfortunately, spending on security technology was not as robust as expected, and many of the Fund's individual holdings in the area suffered. Among the hardest hit were SECURE COMPUTING CORPORATION, NETSCREEN TECHNOLOGIES, INC., and SonicWALL, Inc. (which we no longer own). SonicWALL fell significantly during the period after announcing a negative earnings outlook due to weak demand

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                                   YEAR-TO-      1          5         10            SINCE
(INCEPTION DATE)                         DATE+       YEAR      YEARS      YEARS        INCEPTION
--------------------------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
        With sales charge (5.75%)       (22.16%)    (30.57%)      --         --          (19.15%)
        Without sales charge            (17.40%)    (26.33%)      --         --          (17.22%)
CLASS B SHARES (12/31/99)
        With redemption*                (21.06%)    (29.88%)      --         --          (18.80%)
        Without redemption              (17.77%)    (26.97%)      --         --          (17.89%)
CLASS C SHARES (12/31/99)
        With redemption**               (18.61%)    (27.69%)      --         --          (17.87%)
        Without redemption              (17.79%)    (26.96%)      --         --          (17.87%)
CLASS F SHARES (12/29/89)               (17.40%)    (26.34%)     9.08%     12.28%         14.34%
CLASS R SHARES (12/31/99)               (17.28%)    (26.14%)      --         --          (17.01%)
CLASS T SHARES (12/31/99)
        With sales charge (4.50%)       (21.37%)    (30.26%)      --         --          (19.12%)
        Without sales charge            (17.67%)    (26.96%)      --         --          (17.62%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     +Total return is not annualized.

in its newer high-end enterprise security appliances (firewalls and virtual private networks). NetScreen continued to execute well but has suffered from concerns that its growth expectations appear aggressive in light of the slow capital spending environment of many of its customers. Communications equipment companies also suffered during the period from a poor capital spending environment. Hardest hit included suppliers such as DMC STRATEX NETWORKS, INC., REMEC, INC., and CENTILLIUM COMMUNICATIONS, INC. Software was another industry where the Fund experienced large declines in holdings such as Advent Software, Inc., MSC.Software Corporation (both of which we no longer own), and DOCUMENTUM, INC.

     During the period, the Fund had limited exposure to financial stocks, the best-performing sector of the Russell 2000 Growth Index. Many of the financial stocks we have evaluated either do not meet our earnings growth criteria or fail to offer satisfactory liquidity. Our underweight position was also based on the belief that as the Fed approached the end of an interest rate easing cycle, it would be more difficult for companies in this sector to maintain strong performance.

PORTFOLIO COMPOSITION

[CHART]

   27.62%  Consumer Discretionary
   20.36%  Industrials
   17.78%  Information Technology
   16.83%  Healthcare
    2.18%  Consumer Staples
    2.08%  Energy
    1.77%  Financials
    1.16%  Materials
   10.22%  Cash & Equivalents

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Finally, the Fund suffered from some stock-specific disappointments. Former holding CYTYC Corporation, a cervical cancer diagnostic company, fell dramatically during the period after announcing a downward revised earnings outlook due to excessive customer inventory. Terayon Communication Systems, Inc., a producer of cable modems, also fell during the half after announcing disappointing sales and earnings results due to weaker volumes and heavy price pressure, and we decided to sell the stock. MACROVISION CORPORATION, a developer of copy protection technologies, fell on news that the introduction of new digital copy protection standards would be delayed. However, the company's earnings have held up reasonably well, and we felt its valuation was still attractive as of the end of the half.

WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR, AND HOW WILL THIS VIEW DETERMINE YOUR STRATEGY GOING FORWARD?

We continue to believe that the economy is in a recovery mode, but what shape the recovery will take is unclear. Under these conditions, our strategy for the Fund remains consistent. We continue to rely on our bottom-up process to identify companies that we believe are capable of posting strong future earnings growth. As an uncertain environment in the market may continue to bring volatility and sector rotation, we believe it's important for our analytical team to keep a strict focus on valuation. Our experience suggests that this approach to stockpicking--not trying to second-guess the market--may be the key to long-term investing success.


/s/ Robert Ammann

Robert Ammann, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  COMMON STOCKS (DOMESTIC)-88.7%
  AEROSPACE & DEFENSE-0.6%
       79,215  Alliant Techsystems, Inc.*..............  $  5,053,917
                                                         ------------
  AIR FREIGHT & LOGISTICS-1.9%
      115,150  C.H. Robinson Worldwide, Inc............     3,860,980
      105,775  Forward Air Corporation*................     3,467,305
      529,095  Pacer International, Inc.*..............     9,121,598
                                                         ------------
                                                           16,449,883
                                                         ------------
  APPAREL RETAIL-1.6%
      150,495  Children's Place Retail
               Stores, Inc.*...........................     3,988,268
      414,775  Genesco, Inc.*..........................    10,099,770
                                                         ------------
                                                           14,088,038
                                                         ------------
  APPAREL, ACCESSORIES & LUXURY GOODS-0.7%
      202,900  Columbia Sportswear Company*............     6,492,597
                                                         ------------
  APPLICATION SOFTWARE-4.8%
      228,675  Activision, Inc.*.......................     6,645,296
      659,855  Documentum, Inc.*.......................     7,918,260
      212,875  NetIQ Corporation*......................     4,817,360
      248,275  Retek, Inc.*............................     6,033,083
      542,635  Secure Computing Corporation*...........     4,096,894
      390,712  THQ, Inc.*..............................    11,651,032
                                                         ------------
                                                           41,161,925
                                                         ------------
  AUTO PARTS & EQUIPMENT-0.9%
      568,435  Tower Automotive, Inc.*.................     7,929,668
                                                         ------------
  BANKS-0.7%
      177,865  Southwest Bancorporation of
               Texas, Inc.*............................     6,442,270
                                                         ------------
  BIOTECHNOLOGY-1.0%
      150,172  Celgene Corporation*....................     2,297,632
       65,255  Cephalon, Inc.*.........................     2,949,526
      147,325  Myriad Genetics, Inc.*..................     2,996,591
                                                         ------------
                                                            8,243,749
                                                         ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  BROADCASTING & CABLE TV-0.4%
      206,750  Radio One, Inc. Class D*................  $  3,074,373
                                                         ------------
  CASINOS & GAMING-0.7%
      319,550  Penn National Gaming, Inc.*.............     5,799,833
                                                         ------------
  COMPUTER & ELECTRONICS RETAIL-4.8%
      121,217  CDW Computer Centers, Inc.*.............     5,674,168
      259,615  Electronics Boutique Holdings
               Corporation*............................     7,606,720
      302,000  GameStop Corporation*...................     6,338,980
      578,840  Insight Enterprises, Inc.*..............    14,580,980
       41,877  Tweeter Home Entertainment
               Group, Inc.*............................       684,270
      265,610  Ultimate Electronics, Inc.*.............     6,881,955
                                                         ------------
                                                           41,767,073
                                                         ------------
  CONSTRUCTION & ENGINEERING-1.7%
      284,805  Jacobs Engineering Group, Inc.*.........     9,905,518
      476,862  Quanta Services, Inc.*..................     4,706,628
                                                         ------------
                                                           14,612,146
                                                         ------------
  CONSUMER ELECTRONICS-1.0%
      173,125  Harman International
               Industries, Inc.........................     8,526,406
                                                         ------------
  CONSUMER FINANCE-0.5%
      141,325  AmeriCredit Corporation*................     3,964,166
                                                         ------------
  DATA PROCESSING SERVICES-0.7%
      173,500  Investors Financial Services
               Corporation.............................     5,819,190
                                                         ------------
  DIVERSIFIED COMMERCIAL SERVICES-6.9%
      175,475  Career Education Corporation*...........     7,896,375
      397,905  Corinthian Colleges, Inc.*..............    13,485,000
      294,410  Education Management Corporation*.......    11,991,319
       97,300  FTI Consulting, Inc.*...................     3,406,473
      744,000  ITT Educational Services, Inc.*.........    16,219,200
       35,930  Strayer Education, Inc..................     2,285,148
      451,455  Teletech Holdings, Inc.*................     4,306,880
                                                         ------------
                                                           59,590,395
                                                         ------------
  DRUG RETAIL-1.6%
      411,108  Duane Reade, Inc.*......................    13,998,227
                                                         ------------
  ELECTRICAL COMPONENTS & EQUIPMENT-1.2%
      188,975  AMETEK, Inc.............................     7,039,319
      169,665  AstroPower, Inc.*.......................     3,332,220
                                                         ------------
                                                           10,371,539
                                                         ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  COMMON STOCKS (DOMESTIC)-CONTINUED
  ELECTRONIC EQUIPMENT & INSTRUMENTS-1.5%
      587,125  Aeroflex, Inc.*.........................  $  4,080,519
      163,625  Arrow Electronics, Inc.*................     3,395,219
      137,150  Tech Data Corporation*..................     5,191,128
                                                         ------------
                                                           12,666,866
                                                         ------------
  ENVIRONMENTAL SERVICES-2.1%
      351,000  Stericycle, Inc.*.......................    12,428,910
      197,400  Waste Connections, Inc.*................     6,166,776
                                                         ------------
                                                           18,595,686
                                                         ------------
  FOOD RETAIL-0.6%
       99,325  Whole Foods Market, Inc.*...............     4,789,452
                                                         ------------
  GENERAL MERCHANDISE STORES-0.5%
      212,355  Tuesday Morning Corporation*............     3,941,309
                                                         ------------
  HEALTHCARE DISTRIBUTORS & SERVICES-7.4%
      367,658  Accredo Health, Inc.*...................    16,963,740
      254,520  AmeriPath, Inc.*........................     5,708,884
      173,585  AMN Healthcare Services, Inc.*..........     6,077,210
      137,680  Cross Country, Inc.*....................     5,204,304
       81,035  Dianon Systems, Inc.*...................     4,328,890
      151,150  Henry Schein, Inc.*.....................     6,726,175
      294,320  Medical Stafffing Network
               Holdings, Inc.*.........................     7,210,840
      213,025  Omnicare, Inc...........................     5,594,037
      125,120  Patterson Dental Company*...............     6,297,290
                                                         ------------
                                                           64,111,370
                                                         ------------
  HEALTHCARE EQUIPMENT-1.0%
      408,155  Integra LifeSciences Holdings*..........     8,877,371
                                                         ------------
  HEALTHCARE FACILITIES-2.0%
      514,250  Community Health Systems, Inc.*.........    13,781,900
      120,250  United Surgical Partners
               International, Inc.*....................     3,668,828
                                                         ------------
                                                           17,450,728
                                                         ------------
  HEALTHCARE SUPPLIES-1.5%
      381,840  Charles River Laboratories
               International, Inc.*....................    13,383,492
                                                         ------------
  HOME FURNISHINGS-1.2%
      329,375  Furniture Brands
               International, Inc.*....................     9,963,594
                                                         ------------
  HOTELS, RESORTS & CRUISE LINES-1.6%
      136,075  Hotels.com Class A*.....................     5,746,447
    1,097,935  La Quinta Corporation*..................     7,817,297
                                                         ------------
                                                           13,563,744
                                                         ------------
  INDUSTRIAL CONGLOMERATES-1.8%
      327,100  Pentair, Inc............................    15,726,968
                                                         ------------
  INDUSTRIAL MACHINERY-0.3%
       64,960  Roper Industries, Inc...................     2,423,008
                                                         ------------


  -------------------------------------------------------------------
  SHARES                                                 MARKET VALUE

  INSURANCE BROKERS-0.6%
  COMMON STOCKS (DOMESTIC)-CONTINUED
   INSURANCE BROKERS-CONTINUED
      139,250  Arthur J. Gallagher & Company...........  $  4,825,013
                                                         ------------
  INTERNET RETAIL-1.6%
      971,453  Alloy, Inc.*............................    14,027,780
                                                         ------------
  INTERNET SOFTWARE & SERVICES-1.0%
      544,710  WebEx Communications, Inc.*.............     8,660,889
                                                         ------------
  IT CONSULTING & SERVICES-0.7%
      546,785  Braun Consulting, Inc.*.................     1,908,280
      228,995  Keane, Inc.*............................     2,919,686
      468,573  Management Network Group, Inc.*.........     1,087,089
                                                         ------------
                                                            5,915,055
                                                         ------------
  LEISURE PRODUCTS-2.0%
      335,075  Brunswick Corporation...................     9,382,100
      248,600  Nautilus Group, Inc.*...................     7,607,160
                                                         ------------
                                                           16,989,260
                                                         ------------
  METAL & GLASS CONTAINERS-0.4%
      477,550  Crown Cork & Seal Company, Inc.*........     3,271,218
                                                         ------------
  MOVIES & ENTERTAINMENT-1.0%
      648,145  Macrovision Corporation*................     8,497,181
                                                         ------------
  NETWORKING EQUIPMENT-0.3%
      285,855  NetScreen Technologies, Inc.*...........     2,624,149
                                                         ------------
  OIL & GAS EQUIPMENT & SERVICES-0.9%
      373,630  National-Oilwell, Inc.*.................     7,864,912
                                                         ------------
  OIL & GAS EXPLORATION & PRODUCTION-1.2%
      232,785  Pioneer Natural Resources Company*......     6,064,049
      111,800  Spinnaker Exploration Company*..........     4,027,036
                                                         ------------
                                                           10,091,085
                                                         ------------
  PAPER PACKAGING-0.0%
       35,148  American Bank Note
               Holographics, Inc.*.....................        48,856
                                                         ------------
  PHARMACEUTICALS-3.8%
      461,428  First Horizon Pharmaceutical
               Corporation*............................     9,546,945
      282,736  Medicis Pharmaceutical Corporation
               Class A*................................    12,089,791
      617,267  SICOR, Inc.*............................    11,444,130
                                                         ------------
                                                           33,080,866
                                                         ------------
  RESTAURANTS-1.3%
      592,435  Ruby Tuesday, Inc.......................    11,493,239
                                                         ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

  SHARES                                                 MARKET VALUE

  -------------------------------------------------------------------

  COMMON STOCKS (DOMESTIC)-CONTINUED
  SEMICONDUCTOR EQUIPMENT-4.0%
      306,095  Brooks-PRI Automation, Inc.*............  $  7,823,788
      103,925  Cymer, Inc.*............................     3,641,532
      269,735  Electro Scientific Industries, Inc.*....     6,554,560
      520,220  Entegris, Inc.*.........................     7,595,212
      112,790  FEI Company*............................     2,764,483
      279,475  Helix Technology Corporation............     5,757,185
                                                         ------------
                                                           34,136,760
                                                         ------------
  SEMICONDUCTORS-2.0%
      485,824  AXT, Inc.*..............................     3,876,876
      830,715  Microtune, Inc.*........................     7,401,671
      220,850  Silicon Laboratories, Inc.*.............     6,181,591
                                                         ------------
                                                           17,460,138
                                                         ------------
  SPECIALTY CHEMICALS-0.8%
      438,497  RPM, Inc................................     6,687,079
                                                         ------------
  SPECIALTY STORES-7.2%
      260,700  Cost Plus, Inc.*........................     7,972,206
      976,925  Foot Locker, Inc.*......................    14,116,566
      484,135  Hollywood Entertainment Corporation*....    10,011,912
      220,495  Linens 'n Things, Inc.*.................     7,234,441
      435,348  Movie Gallery, Inc.*....................     9,194,550
      236,945  Rent-A-Center, Inc.*....................    13,745,179
                                                         ------------
                                                           62,274,854
                                                         ------------
  TELECOMMUNICATIONS EQUIPMENT-3.6%
      653,105  Centillium Communications, Inc.*........     5,695,076
    2,125,722  DMC Stratex Networks, Inc.*.............     4,272,701
      132,145  Harris Corporation......................     4,803,471
      950,930  Powerwave Technologies, Inc.*...........     8,710,518
    1,287,232  REMEC, Inc.*............................     7,221,371
                                                         ------------
                                                           30,703,137
                                                         ------------
  TRADING COMPANIES & DISTRIBUTORS-1.2%
      276,970  Fastenal Company........................    10,666,115
                                                         ------------
  TRUCKING-1.9%
      535,886  Werner Enterprises, Inc.................    11,419,731
      150,800  Yellow Corporation*.....................     4,885,921
                                                         ------------
                                                           16,305,652
                                                         ------------
  TOTAL COMMON STOCKS (DOMESTIC)
  (COST-$871,463,621)..................................   764,502,221
                                                         ------------


  -------------------------------------------------------------------
  SHARES                                                 MARKET VALUE

  COMMON STOCKS (FOREIGN)-1.1%
  HOTELS, RESORTS & CRUISE LINES-1.1%
      379,950  Fairmont Hotels & Resorts, Inc. ADR
               (CA)....................................  $  9,795,110
                                                         ------------
  TOTAL COMMON STOCKS (FOREIGN)
  (COST-$10,285,754)...................................     9,795,110
                                                         ------------

  WARRANTS-0.0%
       20,795  American Bank Note Holographics, Inc.
               Warrants*...............................             2
                                                         ------------
  TOTAL WARRANTS
  (COST-$0)............................................             2
                                                         ------------
                                                          AMORTIZED
  PRINCIPAL AMOUNT                                           COST

  -------------------------------------------------------------------

  CORPORATE SHORT-TERM NOTES-8.7%
  PHARMACEUTICALS-4.6%
  $40,000,000  Merck & Company, Inc.
               1.78% 7/1/02............................  $ 40,000,000
                                                         ------------
  SPECIAL PURPOSE ENTITY-4.1%
   32,600,000  Corporate Asset Funding Company
               1.98% 7/1/02............................    32,600,000
    2,800,000  Nestle Capital Corporation
               1.74% 7/2/02............................     2,799,865
                                                         ------------
                                                           35,399,865
                                                         ------------
  TOTAL CORPORATE SHORT-TERM NOTES
  (AMORTIZED COST-$75,399,865).........................    75,399,865
                                                         ------------
  TOTAL INVESTMENTS-98.5%
  (TOTAL COST-$957,149,240)............................   849,697,198
  OTHER ASSETS AND LIABILITIES-1.5%....................    12,787,553
                                                         ------------
  NET ASSETS-100.0%....................................  $862,484,751
                                                         ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $   957,149,240
                                                    ---------------
Investment securities, at market..................      849,697,198
Cash..............................................        2,023,150
Receivables:
  Investment securities sold......................       15,366,486
  Capital shares sold.............................          966,491
  Dividends.......................................           44,974
  From transfer agent.............................          171,735
                                                    ---------------
    Total Assets..................................      868,270,034
                                                    ---------------

LIABILITIES
Payables:
  Investment securities purchased.................          465,161
  Capital shares redeemed.........................        4,406,856
  Advisory fees...................................          595,736
  Shareholder servicing fees......................           61,066
  Accounting fees.................................           37,565
  Distribution fees...............................          163,149
  Other...........................................           55,750
                                                    ---------------
    Total Liabilities.............................        5,785,283
                                                    ---------------
Net Assets........................................  $   862,484,751
                                                    ===============

Net Assets--Class A...............................  $    91,624,249
Shares Outstanding--Class A.......................        3,891,672
Net Asset Value, Redemption Price Per Share.......  $         23.54
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $         24.98

Net Assets--Class B...............................  $    27,093,816
Shares Outstanding--Class B.......................        1,175,194
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $         23.05

Net Assets--Class C...............................  $    11,728,459
Shares Outstanding--Class C.......................          508,513
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $         23.06

Net Assets--Class F...............................  $   678,836,783
Shares Outstanding--Class F.......................       28,889,646
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $         23.50

Net Assets--Class R...............................  $    51,499,656
Shares Outstanding--Class R.......................        2,173,891
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $         23.69

Net Assets--Class T...............................  $     1,701,788
Shares Outstanding--Class T.......................           73,193
Net Asset Value, Redemption Price Per Share.......  $         23.25
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $         24.35

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $       385,254
  Interest........................................          718,339
  Foreign taxes withheld..........................           (1,140)
                                                    ---------------
    Total Investment Income.......................        1,102,453
                                                    ---------------
Expenses:
  Advisory fees--Note 2...........................        3,976,184
  Shareholder servicing fees--Note 2..............          407,870
  Accounting fees--Note 2.........................          151,662
  Distribution fees--Note 2.......................        1,155,848
  Transfer agency fees--Note 2....................          592,044
  Registration fees--Note 2.......................           69,730
  Postage and mailing expenses....................           79,823
  Custodian fees and expenses--Note 2.............           19,265
  Printing expenses...............................           70,754
  Legal and audit fees............................           81,868
  Directors' fees and expenses....................           38,783
  Other expenses..................................           73,653
                                                    ---------------
    Total Expenses................................        6,717,484
    Earnings Credits..............................          (16,187)
    Expense Offset to Broker Commissions..........           (1,438)
                                                    ---------------
    Net Expenses..................................        6,699,859
                                                    ---------------
  Net Investment (Loss)...........................       (5,597,406)
                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....      (84,505,104)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................      (96,633,607)
                                                    ---------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and
    Foreign Currency Transactions.................     (181,138,711)
                                                    ---------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $  (186,736,117)
                                                    ===============

Purchases of long-term securities.................  $   602,315,577
Proceeds from sales of long-term securities.......  $   626,700,848

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS        YEAR
                                              ENDED          ENDED
                                             6/30/02       12/31/01
                                          -------------  -------------
OPERATIONS
Net Investment (Loss)...................  $  (5,597,406) $  (7,344,671)
Net Realized (Loss) from Security
  Transactions..........................    (84,505,104)  (212,663,273)
Net Change in Unrealized
  Appreciation/Depreciation.............    (96,633,607)   (22,735,374)
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (186,736,117)  (242,743,318)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................              0       (420,801)
  Class B...............................              0       (131,424)
  Class C...............................              0        (62,834)
  Class F...............................              0     (3,036,535)
  Class R...............................              0       (217,995)
  Class T...............................              0         (8,399)
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................              0     (3,877,988)
                                          -------------  -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                            SIX MONTHS         YEAR
                                              ENDED           ENDED
                                             6/30/02         12/31/01
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $   14,964,901  $   84,892,338
  Class B...............................         493,028       2,082,961
  Class C...............................         419,026       1,991,061
  Class F...............................      80,731,192     219,631,246
  Class R...............................       5,596,585      67,602,397
  Class T...............................         191,545       1,480,056
Reinvested dividends and distributions
  Class A...............................               0         356,581
  Class B...............................               0         112,444
  Class C...............................               0          42,737
  Class F...............................               0       2,977,058
  Class R...............................               0         206,579
  Class T...............................               0           8,399
                                          --------------  --------------
                                             102,396,277     381,383,857
Cost of shares redeemed
  Class A...............................     (21,135,974)    (72,989,157)
  Class B...............................      (3,150,490)     (7,537,295)
  Class C...............................      (2,975,866)     (5,398,286)
  Class F...............................    (102,397,297)   (239,526,179)
  Class R...............................      (4,560,688)     (7,354,185)
  Class T...............................        (437,143)       (535,081)
                                          --------------  --------------
                                            (134,657,458)   (333,340,183)
Net Increase (Decrease) from Capital
  Share Transactions....................     (32,261,181)     48,043,674
                                          --------------  --------------
Net (Decrease) in Net Assets............    (218,997,298)   (198,577,632)

NET ASSETS
  Beginning of period...................  $1,081,482,049  $1,280,059,681
                                          --------------  --------------
  End of period.........................  $  862,484,751  $1,081,482,049
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,283,846,063  $1,316,107,244
Accumulated undistributed net investment
  (loss)................................      (5,597,406)              0
Accumulated undistributed net realized
  (loss) from security transactions.....    (308,311,864)   (223,806,760)
Unrealized (depreciation) on investments
  and foreign currency transactions.....    (107,452,042)    (10,818,435)
                                          --------------  --------------
Total...................................  $  862,484,751  $1,081,482,049
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  period...........................      $ 28.50      $  34.79    $  40.88
Income from investment operations:
    Net investment (loss)..........        (0.16)        (0.17)      (0.03)
    Net (losses) on securities
      (both realized and
      unrealized)..................        (4.80)        (6.02)      (3.45)
                                         -------      --------    --------
        Total from investment
          operations...............        (4.96)        (6.19)      (3.48)
Less distributions:
    From net investment income.....         0.00          0.00        0.00
    From net realized gains........         0.00         (0.10)      (2.61)
                                         -------      --------    --------
        Total distributions........         0.00         (0.10)      (2.61)
Net Asset Value, end of period.....      $ 23.54      $  28.50    $  34.79
                                         =======      ========    ========
Total Return/Ratios
    Total return*..................       (17.40%)      (17.78%)     (8.18%)
    Net assets, end of period
      (000s).......................      $91,624      $117,773    $131,298
    Net expenses to average net
      assets#......................         1.28%**       1.18%       1.20%
    Gross expenses to average net
      assets#......................         1.28%**       1.19%       1.24%
    Net investment (loss) to
      average net assets...........        (1.06%)**     (0.58%)     (0.21%)
    Portfolio turnover rate@.......          115%          110%        108%

  *  Sales charges are not reflected in the total return.
 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  period...........................      $ 28.03      $ 34.49     $ 40.88
Income from investment operations:
    Net investment (loss)..........        (0.32)       (0.45)      (0.21)
    Net (losses) on securities
      (both realized and
      unrealized)..................        (4.66)       (5.91)      (3.57)
                                         -------      -------     -------
        Total from investment
          operations...............        (4.98)       (6.36)      (3.78)
Less distributions:
    From net investment income.....         0.00         0.00        0.00
    From net realized gains........         0.00        (0.10)      (2.61)
                                         -------      -------     -------
        Total distributions........         0.00        (0.10)      (2.61)
Net Asset Value, end of period.....      $ 23.05      $ 28.03     $ 34.49
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (17.77%)     (18.43%)     (8.92%)
    Net assets, end of period
      (000s).......................      $27,094      $35,845     $50,883
    Net expenses to average net
      assets#......................         2.15%**      1.96%       1.94%
    Gross expenses to average net
      assets#......................         2.15%**      1.97%       1.97%
    Net investment (loss) to
      average net assets...........        (1.93%)**    (1.35%)     (1.02%)
    Portfolio turnover rate@.......          115%         110%        108%

  *  Sales charges are not reflected in the total return.
 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  period...........................      $ 28.05      $ 34.51     $ 40.88
Income from investment operations:
    Net investment (loss)..........        (0.41)       (0.48)      (0.19)
    Net (losses) on securities
      (both realized and
      unrealized)..................        (4.58)       (5.88)      (3.57)
                                         -------      -------     -------
        Total from investment
          operations...............        (4.99)       (6.36)      (3.76)
Less distributions:
    From net investment income.....         0.00         0.00        0.00
    From net realized gains........         0.00        (0.10)      (2.61)
                                         -------      -------     -------
        Total distributions........         0.00        (0.10)      (2.61)
Net Asset Value, end of period.....      $ 23.06      $ 28.05     $ 34.51
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (17.79%)     (18.42%)     (8.87%)
    Net assets, end of period
      (000s).......................      $11,728      $17,031     $25,275
    Net expenses to average net
      assets#......................         2.17%**      1.96%       1.94%
    Gross expenses to average net
      assets#......................         2.17%**      1.98%       1.97%
    Net investment (loss) to
      average net assets...........        (1.95%)**    (1.36%)     (1.01%)
    Portfolio turnover rate@.......          115%         110%        108%

  *  Sales charges are not reflected in the total return.
 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                             SIX MONTHS                   YEAR ENDED DECEMBER 31,
                                                               ENDED       ------------------------------------------------------
                                                           JUNE 30, 2002     2001        2000       1999       1998       1997
                                                           --------------  ---------  ----------  ---------  ---------  ---------
CLASS F SHARES
Net Asset Value, beginning of period.....................     $  28.45     $  34.74   $    40.86  $  24.37   $  23.45   $  24.22
Income from investment operations:
    Net investment income (loss).........................        (0.17)       (0.20)       (0.07)    (0.08)     (0.07)      0.07
    Net gains (losses) on securities (both realized and
      unrealized)........................................        (4.78)       (5.99)       (3.44)    22.72       3.15       2.69
                                                              --------     --------   ----------  --------   --------   --------
         Total from investment operations................        (4.95)       (6.19)       (3.51)    22.64       3.08       2.76
Less distributions:
    From net investment income...........................         0.00         0.00         0.00      0.00       0.00       0.00
    From net realized gains..............................         0.00        (0.10)       (2.61)    (6.15)     (2.16)     (3.53)
                                                              --------     --------   ----------  --------   --------   --------
         Total distributions.............................         0.00        (0.10)       (2.61)    (6.15)     (2.16)     (3.53)
    Net Asset Value, end of period.......................     $  23.50     $  28.45   $    34.74  $  40.86   $  24.37   $  23.45
                                                              ========     ========   ==========  ========   ========   ========
Total Return/Ratios
    Total return.........................................       (17.40%)     (17.81%)      (8.26%)    94.59%    14.19%     12.00%
    Net assets, end of period (000s).....................     $678,837     $847,330   $1,066,003  $806,152   $241,124   $246,281
    Net expenses to average net assets#..................         1.33%**      1.24%        1.25%     1.45%      1.55%      1.52%
    Gross expenses to average net assets#................         1.33%**      1.25%        1.28%     1.46%      1.57%      1.54%
    Net investment (loss) to average net assets..........        (1.11%)**    (0.64%)      (0.46%)    (0.96%)    (0.91%)    (0.55%)
    Portfolio turnover rate@.............................          115%         110%         108%      157%       121%        90%

 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
 period............................      $ 28.64      $ 34.87      $40.88
Income from investment operations:
    Net investment (loss)..........        (0.10)       (0.08)       0.00^
    Net (losses) on securities
     (both realized and
     unrealized)...................        (4.85)       (6.05)      (3.40)
                                         -------      -------      ------
       Total from investment
         operations................        (4.95)       (6.13)      (3.40)
Less distributions:
    From net investment income.....         0.00         0.00        0.00
    From net realized gains........         0.00        (0.10)      (2.61)
                                         -------      -------      ------
       Total distributions.........         0.00        (0.10)      (2.61)
Net Asset Value, end of period.....      $ 23.69      $ 28.64      $34.87
                                         =======      =======      ======
Total Return/Ratios
    Total return...................       (17.28%)     (17.57%)     (7.89%)
    Net assets, end of period
     (000s)........................      $51,500      $61,163      $4,693
    Net expenses to average net
     assets#.......................         1.03%**      0.94%       0.93%
    Gross expenses to average net
     assets#.......................         1.03%**      0.95%       0.96%
    Net investment income (loss) to
     average net assets............        (0.81%)**    (0.38%)      0.01%
    Portfolio turnover rate@.......          115%         110%        108%

  ^ Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  period...........................      $28.24        $34.69      $40.88
Income from investment operations:
    Net investment (loss)..........       (0.32)        (0.33)      (0.09)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (4.67)        (6.02)      (3.49)
                                         ------        ------      ------
        Total from investment
          operations...............       (4.99)        (6.35)      (3.58)
Less distributions:
    From net investment income.....        0.00          0.00        0.00
    From net realized gains........        0.00         (0.10)      (2.61)
                                         ------        ------      ------
        Total distributions........        0.00         (0.10)      (2.61)
Net Asset Value, end of period.....      $23.25        $28.24      $34.69
                                         ======        ======      ======
Total Return/Ratios
    Total return*..................      (17.67%)      (18.30%)     (8.43%)
    Net assets, end of period
      (000s).......................      $1,702        $2,341      $1,908
    Net expenses to average net
      assets#......................        2.08%**       1.82%       1.44%
    Gross expenses to average net
      assets#......................        2.08%**       1.83%       1.48%
    Net investment (loss) to
      average net assets...........       (1.86%)**     (1.24%)     (0.50%)
    Portfolio turnover rate@.......         115%          110%        108%

  *  Sales charges are not reflected in the total return.
 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A,
Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $284,241 during the six months ended June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $44,020 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $132,395, $39,989, $18,249, and $2,605, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $119,966, $54,747, $978,530, and $2,605, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $6,641, $3,368, $2,523, $49,413, $5,468, and $2,317, respectively, for state registration fees. During the six months ended June 30, 2002, annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $             0
Accumulated Capital Losses........................  $   211,161,953
Post-October Capital Loss Deferral................  $     1,623,691
Post-October Currency Loss Deferral...............  $             0
Federal Tax Cost..................................  $   970,676,595
Unrealized Appreciation...........................  $    70,512,729
Unrealized (Depreciation).........................  $  (191,492,126)
Net (Depreciation)................................  $  (120,979,397)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS     YEAR
                                            ENDED        ENDED
                                           6/30/02     12/31/01
                                          ----------  -----------
CLASS A
      Shares sold.......................    562,983     2,794,165
      Shares issued for dividends
        reinvested......................          0        12,710
      Shares redeemed...................   (803,461)   (2,448,786)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................   (240,478)      358,089
CLASS B
      Shares sold.......................     18,510        69,523
      Shares issued for dividends
        reinvested......................          0         4,055
      Shares redeemed...................   (122,025)     (270,221)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................   (103,515)     (196,643)
CLASS C
      Shares sold.......................     16,016        67,786
      Shares issued for dividends
        reinvested......................          0         1,535
      Shares redeemed...................   (114,759)     (194,552)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................    (98,743)     (125,231)
CLASS F
      Shares sold.......................  3,004,597     7,349,674
      Shares issued for dividends
        reinvested......................          0       106,203
      Shares redeemed...................  (3,895,648)  (8,357,314)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................   (891,051)     (901,437)
CLASS R
      Shares sold.......................    208,077     2,249,179
      Shares issued for dividends
        reinvested......................          0         7,323
      Shares redeemed...................   (169,440)     (255,806)
      NET INCREASE IN SHARES
        OUTSTANDING.....................     38,637     2,000,696
CLASS T
      Shares sold.......................      7,091        46,116
      Shares issued for dividends
        reinvested......................          0           314
      Shares redeemed...................    (16,801)      (18,526)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................     (9,710)       27,904

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2002, there were no such borrowings.

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

                        For More Information


                                DREYFUS FOUNDERS
                                DISCOVERY FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2002 Dreyfus Service Corporation                            182SA0602

SEMIANNUAL REPORT

    DREYFUS FOUNDERS
    GOVERNMENT SECURITIES FUND

    DREYFUS FOUNDERS
    MONEY MARKET FUND
    INVESTMENT UPDATE
    JUNE 30, 2002

    [LOGO] DREYFUS FOUNDERS FUNDS(R)
           THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Government Securities Fund Management Overview           3

Government Securities Fund Statement of Investments      6

Money Market Fund Statement of Investments*              9

Statements of Assets and Liabilities                    11

Statements of Operations                                12

Statements of Changes in Net Assets                     13

Government Securities Fund Financial Highlights         15

Money Market Fund Financial Highlights                  16

Notes to Financial Statements                           17

Your Board Representatives                              22


PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Semiannual Report are available, weOll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

*This report includes financial information for the Money Market Fund as of June 30, 2002, but does not include a discussion of Fund performance.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of June 30, 2002 are included in the Statement of Investments.

     -  Not FDIC-Insured  -  Not Bank-Guaranteed  -  May Lose Value

GOVERNMENT SECURITIES FUND MANAGEMENT OVERVIEW

[PHOTO OF MARGARET DANUSER] A DISCUSSION WITH PORTFOLIO MANAGER
                            MARGARET DANUSER

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK IN THE SIX MONTHS ENDED JUNE 30?

It was a generally positive half for fixed-income investments, as investors sought shelter from a volatile stock market. During this period, the Dreyfus Founders Government Securities Fund gained ground, outperforming the 3.71% return posted by the benchmark Lehman Brothers U.S. Treasury Composite Index.

WHAT BROAD MARKET FACTORS MOST IMPACTED THE FUNDOS PERFORMANCE DURING THE
PERIOD?

Both the stock and bond markets were held back by concerns about the pace of economic recovery, the rapid spread of accounting scandals, and the fear of further terrorist attacks. In the first quarter, when hopes were high that the economic recovery would be quick and painless, investors exchanged duration risk for credit risk in seeking higher yields.

     Corporate bonds, especially lower-rated crossover and high-yield debt, outperformed higher-quality bonds, as expectations of higher corporate profits flourished. Bond investors sold short-dated securities anticipating interest rate hikes in response to a strengthening economy. This led to a flattening of the yield curve, with the bulk of the shift coming from bonds with 5- to 10-year maturities. The Fund's longer-dated and mortgage-backed investments performed well during this period.

     By the second quarter, however, corporate malfeasance seemed rampant and the recovery less secure, and this caused the yield curve to steepen sharply. Investors, spooked by the volatility in the equity markets, shifted

[SIDENOTE]

"BOTH THE STOCK AND BOND MARKETS WERE HELD BACK BY CONCERNS ABOUT THE PACE OF ECONOMIC RECOVERY, THE RAPID SPREAD OF ACCOUNTING SCANDALS, AND THE FEAR OF FURTHER TERRORIST ATTACKS."

their favor to higher-quality bonds, particularly U.S. Treasury and Agency securities. This benefited the Fund, which ended the period with more than 23% of the portfolio in Treasuries and nearly 50% in Agency issues, two of the best-performing fixed-income sectors.

     The Fund's duration decreased slightly from 4.48 years on December 31, 2001 to 4.36 years on June 30, 2002. This change was mostly due to allocating assets out of longer-term agencies and into high-quality mortgage pass-throughs and securities in the 3- to 7-year maturity sector.

GROWTH OF $10,000 INVESTMENT
[CHART]

                                      LEHMAN
                      GOVT.           BROS. US
                      SEC.            TREAS COMP.
06/30/1992          10,000.00         10,000.00
07/31/1992          10,194.56         10,250.72
08/31/1992          10,298.96         10,351.44
09/30/1992          10,435.85         10,502.00
10/30/1992          10,280.87         10,345.86
11/30/1992          10,217.35         10,320.85
12/31/1992          10,372.50         10,501.34
01/29/1993          10,599.48         10,730.81
02/26/1993          10,747.65         10,945.87
03/31/1993          10,806.50         10,977.68
04/30/1993          10,891.71         11,075.96
05/28/1993          10,847.24         11,048.21
06/30/1993          11,048.03         11,299.69
07/31/1993          11,131.44         11,368.38
08/31/1993          11,476.96         11,623.11
09/30/1993          11,520.04         11,673.35
10/31/1993          11,576.52         11,706.68
11/30/1993          11,332.72         11,831.77
12/31/1993          11,336.89         11,629.30
01/31/1994          11,478.10         11,786.38
02/28/1994          11,151.35         11,545.25
03/31/1994          10,838.28         11,297.04
04/30/1994          10,637.50         11,199.39
05/31/1994          10,618.47         11,188.36
06/30/1994          10,562.10         11,167.16
07/29/1994          10,769.31         11,355.09
08/31/1994          10,714.08         11,365.44
09/30/1994          10,527.66         11,206.76
10/31/1994          10,518.27         11,198.37
11/30/1994          10,462.67         11,173.13
12/31/1994          10,486.69         11,230.79
01/31/1995          10,611.56         11,446.66
02/28/1995          10,748.18         11,696.86
03/31/1995          10,768.40         11,760.70
04/28/1995          10,871.47         11,914.38
05/31/1995          11,117.53         12,513.39
06/30/1995          11,176.60         12,495.15
07/31/1995          11,173.61         12,450.18
08/31/1995          11,244.18         12,584.15
09/29/1995          11,313.11         12,699.57
10/31/1995          11,421.94         12,901.55
11/30/1995          11,541.10         13,101.30
12/31/1995          11,653.22         13,291.85
01/31/1996          11,721.99         13,375.92
02/29/1996          11,564.52         13,103.60
03/29/1996          11,470.26         12,996.13
04/30/1996          11,406.85         12,911.48
05/31/1996          11,367.77         12,893.89
06/28/1996          11,502.99         13,065.92
07/31/1996          11,516.94         13,097.23
08/30/1996          11,476.69         13,057.63
09/30/1996          11,632.66         13,269.39
10/31/1996          11,895.90         13,558.71
11/29/1996          12,125.71         13,791.38
12/31/1996          11,925.66         13,660.66
01/31/1997          11,910.19         13,664.83
02/28/1997          11,915.68         13,677.43
03/31/1997          11,782.01         13,537.70
04/30/1997          11,952.36         13,727.28
05/30/1997          12,042.99         13,845.84
06/30/1997          12,163.61         14,002.51
07/31/1997          12,472.86         14,400.83
08/29/1997          12,344.44         14,253.96
09/30/1997          12,520.66         14,472.24
10/31/1997          12,709.81         14,723.99
11/28/1997          12,701.32         14,797.73
12/31/1997          12,865.67         14,953.74
01/30/1998          13,080.13         15,180.67
02/27/1998          13,015.86         15,133.16
03/31/1998          13,066.77         15,176.95
04/30/1998          13,103.58         15,241.66
05/29/1998          13,237.55         15,399.11
06/30/1998          13,375.15         15,581.38
07/31/1998          13,414.24         15,605.07
08/31/1998          13,762.92         16,025.72
09/30/1998          14,197.92         16,481.15
10/30/1998          14,087.32         16,421.58
11/30/1998          14,093.99         16,413.69
12/31/1998          14,121.50         16,453.42
01/29/1999          14,167.01         16,543.23
02/26/1999          13,791.90         16,121.06
03/31/1999          13,814.59         16,185.48
04/30/1999          13,849.49         16,231.84
05/28/1999          13,747.00         16,061.75
06/30/1999          13,683.21         16,040.71
07/30/1999          13,615.93         16,030.10
08/31/1999          13,580.48         16,026.30
09/30/1999          13,721.38         16,153.27
10/29/1999          13,726.40         16,160.16
11/30/1999          13,694.13         16,134.71
12/31/1999          13,588.56         16,038.27
01/31/2000          13,478.77         16,089.17
02/29/2000          13,611.60         16,306.76
03/31/2000          13,777.51         16,625.00
04/28/2000          13,754.85         16,576.59
05/31/2000          13,771.19         16,595.20
06/30/2000          14,020.97         16,889.32
07/31/2000          14,111.42         17,055.11
08/31/2000          14,300.68         17,301.17
09/29/2000          14,373.23         17,325.46
10/31/2000          14,481.24         17,496.17
11/30/2000          14,734.12         17,848.14
12/29/2000          15,025.09         18,187.67
01/31/2001          15,202.71         18,334.38
02/28/2001          15,345.87         18,567.15
03/30/2001          15,375.42         18,629.95
04/30/2001          15,313.03         18,383.62
05/31/2001          15,326.71         18,449.85
06/29/2001          15,371.83         18,554.65
07/31/2001          15,715.98         19,008.48
08/31/2001          15,892.65         19,253.28
09/28/2001          16,161.83         19,540.93
10/31/2001          16,470.46         20,098.15
11/30/2001          16,160.36         19,618.21
12/31/2001          15,982.17         19,418.44
01/31/2002          16,071.52         19,574.42
02/28/2002          16,211.55         19,745.82
03/28/2002          15,870.82         19,254.20
04/30/2002          16,219.67         19,711.38
05/31/2002          16,381.71         19,845.54
06/28/2002          16,608.46         20,138.14

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Government Securities Fund on 6/30/92 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, and Class F fees and expenses, subject to applicable fee waivers and expense limitations.

     The Lehman Brothers U.S. Treasury Composite Index is composed of all public obligations of the U.S. Treasury, excluding certain securities, that have at least one year to maturity and an outstanding par value of at least $100 million. This index's total return figures do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

 CLASS F SHARES  YEAR-TO-   1         5      10        SINCE
(INCEPTION DATE)  DATE*    YEAR     YEARS   YEARS    INCEPTION
--------------------------------------------------------------
   3/1/88         3.92%    8.05%    6.43%   5.20%    6.19%

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers, and adjustments for financial statement purposes.

*Total return is not annualized.

WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR, AND HOW WILL THIS VIEW DETERMINE YOUR STRATEGY GOING FORWARD?

One of the most significant drivers for bond prices going forward will be the stock market. If equities continue to experience volatility, defensive-minded investors may shift their money to bonds, and prices may rise. Conversely, if it seems that the stock market has regained its footing, investors may move out of fixed-income instruments and into equities, which may offer higher potential returns.

     We are cautious about bonds' potential to continue their trek toward higher prices in the absence of new corporate scandals or terrorist attacks; and while an economic recovery is underway, investors are beginning to believe that it may be slow in really materializing. The Federal Reserve seems to agree, and we do not expect any short-term interest rate increases in the near term.

     While these factors will have a substantial impact on the bond market as a whole, they will not distract us from our primary goal: seeking high-quality bonds in areas of opportunity along the yield curve.


/S/ MARGARET DANUSER

Margaret Danuser
Portfolio Manager


-------------------
The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   GOVERNMENT SECURITIES FUND
   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

PRINCIPAL AMOUNT                                                 MARKET VALUE
-----------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES-81.8%
AGENCY PASS THROUGH-4.3%
$   499,518  U.S. Small Business Administration Series 10-A
             6.64% 2/1/11......................................  $   522,251
                                                                 -----------
MORTGAGE-BACKED SECURITIES-7.7%
    258,320  Federal Home Loan Mortgage Corporation
             7.50% 11/1/29 Pool #C32819........................      271,515
             Federal National Mortgage Association:
    399,021  6.50% 10/1/31 Pool #596063........................      407,436
    246,268  7.00% 3/1/12 Pool #373543.........................      259,286
                                                                 -----------
                                                                     938,237
                                                                 -----------
U.S. AGENCIES-46.9%
             Federal Home Loan Bank:
    250,000  4.125% 1/14/05....................................      254,124
    150,000  5.40% 10/25/06 Callable 5/25/01...................      156,640
    495,000  5.625% 2/15/08....................................      519,006
    400,000  6.70% 4/4/17 Callable 4/4/05......................      408,060
             Federal Home Loan Mortgage Corporation:
    250,000  4.875% 3/15/07....................................      255,528
    250,000  5.125% 10/15/08...................................      254,641
    150,000  5.55% 4/10/06 Callable 4/10/03....................      153,782
    350,000  6.00% 6/15/11.....................................      366,382
    230,000  6.625% 9/15/09....................................      252,267
    400,000  7.375% 5/15/03....................................      417,852

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

PRINCIPAL AMOUNT                                                 MARKET VALUE
-----------------------------------------------------------------------------

U.S. AGENCIES-46.9% (CONTINUED)
             Federal National Mortgage Association:
$   300,000  5.00% 1/15/07.....................................  $   308,182
    300,000  5.25% 1/15/09.....................................      306,423
    250,000  5.75% 2/15/08.....................................      263,813
    300,000  6.00% 5/15/08.....................................      319,667
    300,000  6.625% 10/15/07...................................      329,205
    250,000  7.125% 6/15/10....................................      281,311
             Tennessee Valley Authority:
    500,000  5.375% 11/13/08...................................      513,924
    350,000  7.125% 5/1/30.....................................      388,129
                                                                 -----------
                                                                   5,748,936
                                                                 -----------
U.S. TREASURY BONDS-8.6%
             U.S. Treasury Bond:
    400,000  5.00% 2/15/11.....................................      406,772
    500,000  5.25% 11/15/28....................................      470,104
    150,000  7.25% 5/15/16.....................................      176,780
                                                                 -----------
                                                                   1,053,656
                                                                 -----------
U.S. TREASURY NOTES-14.3%
             U.S. Treasury Inflation Index Note:
    227,707  3.375% 1/15/12....................................      233,494
             U.S. Treasury Note:
    200,000  4.75% 2/15/04.....................................      206,896
    500,000  6.25% 2/15/07.....................................      547,119
    500,000  6.50% 8/15/05.....................................      544,522
    200,000  7.00% 7/15/06.....................................      223,391
                                                                 -----------
                                                                   1,755,422
                                                                 -----------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$9,706,192)..............................................   10,018,502
                                                                 -----------

SUPRANATIONAL OBLIGATIONS-1.7%
    200,000  International Bank for Reconstruction &
             Development
             4.00% 1/10/05.....................................      203,248
                                                                 -----------
TOTAL SUPRANATIONAL OBLIGATIONS
(COST-$202,770)................................................      203,248
                                                                 -----------

GOVERNMENT BONDS (FOREIGN)-3.4%
 CAD305,000  Province of Quebec
             6.50% 12/1/05 (CA)................................      211,927
 CAD305,000  Province of Saskatchewan
             6.00% 6/1/06 (CA).................................      208,709
                                                                 -----------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$412,159)................................................      420,636
                                                                 -----------

SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

PRINCIPAL AMOUNT                                                 MARKET VALUE
-----------------------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-4.2%
DIVERSIFIED COMMERCIAL SERVICES-4.2%
$   500,000  Stanford University
             6.16% 4/30/11.....................................  $   516,726
                                                                 -----------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$500,000)................................................      516,726
                                                                 -----------
PRINCIPAL                                                         AMORTIZED
AMOUNT                                                               COST
-----------------------------------------------------------------------------

U.S. AGENCY DISCOUNT NOTES-7.4%
$   900,000  Federal Home Loan Mortgage Corporation
             1.88% 7/1/02......................................  $   900,000
                                                                 -----------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$900,000)......................................      900,000
                                                                 -----------
TOTAL INVESTMENTS-98.5%
(TOTAL COST-$11,721,121).......................................   12,059,112
OTHER ASSETS AND LIABILITIES-1.5%..............................      184,166
                                                                 -----------
NET ASSETS-100.0%..............................................  $12,243,278
                                                                 ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   MONEY MARKET FUND
   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

PRINCIPAL AMOUNT                                                 AMORTIZED COST
-------------------------------------------------------------------------------

U.S. AGENCY DISCOUNT NOTES-53.6%
$ 1,700,000  Federal Home Loan Bank
             1.73% 9/18/02.....................................   $ 1,693,546
             Federal Home Loan Mortgage Corporation:
  1,900,000  1.72% 8/15/02.....................................     1,895,915
  3,200,000  1.73% 7/16/02.....................................     3,197,693
             Federal National Mortgage Association:
    950,000  1.68% 7/1/02......................................       950,000
  2,200,000  1.73% 7/31/02.....................................     2,196,828
  3,000,000  1.74% 7/8/02......................................     2,998,985
  2,300,000  1.74% 8/21/02.....................................     2,294,331
  3,100,000  1.76% 7/31/02.....................................     3,095,454
  2,700,000  1.78% 7/3/02......................................     2,699,733
  3,600,000  1.82% 8/7/02......................................     3,593,266
  3,300,000  1.86% 8/28/02.....................................     3,290,111
  3,400,000  1.87% 12/13/02....................................     3,370,859
  3,700,000  2.25% 10/18/02....................................     3,674,794
                                                                  -----------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$34,951,515)...................................    34,951,515
                                                                  -----------
SUPRANATIONAL OBLIGATIONS-11.4%
             International Bank for Reconstruction &
             Development:
  1,900,000  1.78% 8/8/02......................................     1,896,430
  3,000,000  1.80% 7/9/02......................................     2,998,800
  2,500,000  1.975% 7/9/02.....................................     2,498,902
                                                                  -----------
TOTAL SUPRANATIONAL OBLIGATIONS
(AMORTIZED COST-$7,394,132)....................................     7,394,132
                                                                  -----------

CORPORATE SHORT-TERM NOTES-35.0%
AGRICULTURAL PRODUCTS-4.4%
  2,900,000  Golden Peanut Company LLC
             1.84% 7/12/02.....................................     2,898,369
                                                                  -----------
AIR FREIGHT & LOGISTICS-3.1%
  2,000,000  United Parcel Service, Inc.
             1.88% 7/1/02......................................     2,000,000
                                                                  -----------
CONSUMER ELECTRONICS-4.1%
             Sharp Electronics Corporation:
  1,700,000  1.77% 7/17/02.....................................     1,698,663
  1,000,000  1.80% 7/18/02.....................................       999,150
                                                                  -----------
                                                                    2,697,813
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES-4.3%
  2,800,000  National Rural Utilities Cooperative Finance
             Corporation
             1.80% 7/11/02.....................................     2,798,600
                                                                  -----------

SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND
STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

PRINCIPAL AMOUNT                                                 AMORTIZED COST
-------------------------------------------------------------------------------

GENERAL MERCHANDISE STORES-3.1%
$ 2,000,000  Wal-Mart Stores, Inc.
             1.71% 7/2/02......................................   $ 1,999,905
                                                                  -----------
HEALTHCARE EQUIPMENT-1.3%
    850,000  Becton, Dickinson and Company
             1.79% 8/2/02......................................       848,647
                                                                  -----------
PROPERTY & CASUALTY INSURANCE-4.3%
  2,800,000  General RE Corporation
             1.75% 7/22/02.....................................     2,797,142
                                                                  -----------
SPECIAL PURPOSE ENTITY-10.4%
  2,600,000  Ciesco LP
             1.77% 7/24/02.....................................     2,597,060
             Corporate Asset Funding Company:
  1,800,000  1.77% 7/29/02.....................................     1,797,522
  1,400,000  1.79% 7/25/02.....................................     1,398,329
  1,000,000  Nestle Capital Corporation
             1.83% 9/13/02.....................................       996,033
                                                                  -----------
                                                                    6,788,944
                                                                  -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$22,829,420)...................................    22,829,420
                                                                  -----------
TOTAL INVESTMENTS-100.0%
(AMORTIZED COST-$65,175,067)...................................    65,175,067
OTHER ASSETS AND LIABILITIES-0.0%..............................        20,710
                                                                  -----------
NET ASSETS-100.0%..............................................   $65,195,777
                                                                  ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

                                                               GOVERNMENT       MONEY
                                                               SECURITIES      MARKET
                                                                  FUND          FUND
                                                              -------------  -----------
ASSETS
Investment securities, at cost..............................  $ 11,721,121   $65,175,067
                                                              ------------   -----------
Investment securities, at market............................    12,059,112    65,175,067
Cash........................................................       230,906        48,703
Receivables:
  Capital shares sold.......................................        49,917       159,484
  Interest..................................................       147,211             0
                                                              ------------   -----------
    Total Assets............................................    12,487,146    65,383,254
                                                              ------------   -----------

LIABILITIES
Payables:
  Capital shares redeemed...................................             0        94,037
  Securities purchased......................................       206,463             0
  Advisory fees.............................................         3,400        24,990
  Shareholder servicing fees................................         1,833         8,658
  Accounting fees...........................................           274         1,563
  Distribution fees.........................................         7,574             0
  Other.....................................................        20,313        53,384
  Dividends.................................................         4,011         4,845
                                                              ------------   -----------
    Total Liabilities.......................................       243,868       187,477
                                                              ------------   -----------
Net Assets..................................................  $ 12,243,278   $65,195,777
                                                              ============   ===========
Net Assets--Class F.........................................  $ 12,243,278   $65,195,777
Shares Outstanding--Class F.................................     1,260,171    65,195,777
Net Asset Value, Offering and Redemption Price Per Share....  $       9.72   $      1.00

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

                                                              GOVERNMENT      MONEY
                                                              SECURITIES     MARKET
                                                                 FUND         FUND
                                                              -----------  -----------
INVESTMENT INCOME:
Income:
  Interest..................................................  $  303,952   $  653,221
                                                              ----------   ----------
    Total Investment Income.................................     303,952      653,221
                                                              ----------   ----------
Expenses:
  Advisory fees--Note 2.....................................      38,030      176,133
  Shareholder servicing fees--Note 2........................      11,395       53,460
  Accounting fees--Note 2...................................       1,897       11,321
  Distribution fees--Note 2.................................      14,641            0
  Transfer agency fees--Note 2..............................       3,026       13,573
  Registration fees--Note 2.................................       6,293       13,440
  Postage and mailing expenses..............................       1,498        3,097
  Custodian fees and expenses--Note 2.......................       1,582        2,643
  Printing expenses.........................................       4,150       10,374
  Legal and audit fees......................................         673        4,490
  Directors' fees and expenses..............................         441        2,966
  Other expenses............................................       2,197       12,971
                                                              ----------   ----------
    Total Expenses..........................................      85,823      304,468
    Earnings Credits........................................        (326)        (656)
    Reimbursed/Waived Expenses..............................     (30,086)     (19,382)
                                                              ----------   ----------
    Net Expenses............................................      55,411      284,430
                                                              ----------   ----------
  Net Investment Income.....................................     248,541      368,791
                                                              ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) from Security Transactions.........      56,803            0
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions...............     133,878            0
                                                              ----------   ----------

    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions.......................     190,681            0
                                                              ----------   ----------
Net Increase in Net Assets Resulting from Operations........  $  439,222   $  368,791
                                                              ==========   ==========

Purchases of long-term U.S. Government Obligations..........  $3,006,242   $        0
Proceeds from sales of long-term U.S. Government
Obligations.................................................  $2,932,461   $        0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                                    GOVERNMENT
                                                                 SECURITIES FUND          MONEY MARKET FUND
                                                              ----------------------  --------------------------
                                                              SIX MONTHS               SIX MONTHS
                                                                ENDED     YEAR ENDED     ENDED       YEAR ENDED
                                                               6/30/02     12/31/01     6/30/02       12/31/01
                                                              ----------  ----------  ------------  ------------
OPERATIONS
Net Investment Income.......................................  $ 248,541   $ 538,438   $   368,791   $ 2,883,211
Net Realized Gain (Loss) from Security Transactions.........     56,803     267,425             0      (237,936)
Net Change in Unrealized Appreciation/Depreciation..........    133,878    (143,622)            0             0
Gain on Sale to Adviser--Note 2.............................          0           0             0       235,308
                                                              ----------  ----------  -----------   -----------
  Net Increase in Net Assets Resulting from Operations......    439,222     662,241       368,791     2,880,583
                                                              ----------  ----------  -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class F...................................................   (248,641)   (538,429)     (368,791)   (2,880,281)
                                                              ----------  ----------  -----------   -----------
Net (Decrease) from Dividends and Distributions.............   (248,641)   (538,429)     (368,791)   (2,880,281)
                                                              ----------  ----------  -----------   -----------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                       GOVERNMENT
                                    SECURITIES FUND           MONEY MARKET FUND
                                ------------------------  --------------------------
                                SIX MONTHS                SIX MONTHS
                                   ENDED     YEAR ENDED      ENDED      YEAR ENDED
                                  6/30/02     12/31/01      6/30/02      12/31/01
                                -----------  -----------  -----------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class F.....................  $ 3,013,311  $ 8,511,991  $18,000,044  $  72,709,270
Reinvested dividends and
  distributions
  Class F.....................      233,226      513,477      352,492      2,825,938
                                -----------  -----------  -----------  -------------
                                  3,246,537    9,025,468   18,352,536     75,535,208
Cost of Shares Redeemed
  Class F.....................   (3,160,973)  (7,566,229) (29,084,913)  (103,560,510)
                                -----------  -----------  -----------  -------------
Net Increase (Decrease)
  from Capital Share
  Transactions................       85,564    1,459,239  (10,732,377)   (28,025,302)
                                -----------  -----------  -----------  -------------
Net Increase (Decrease) in Net
  Assets......................      276,145    1,583,051  (10,732,377)   (28,025,000)
NET ASSETS
  Beginning of period.........  $11,967,133  $10,384,082  $75,928,154  $ 103,953,154
                                -----------  -----------  -----------  -------------
  End of period...............  $12,243,278  $11,967,133  $65,195,777  $  75,928,154
                                ===========  ===========  ===========  =============
Net Assets consist of:
Capital (par value and paid-in
  surplus)....................  $14,917,536  $14,831,972  $65,196,692  $  75,929,069
Accumulated undistributed net
  investment income...........        1,637        1,737       18,518         18,518
Accumulated undistributed net
  realized (loss) from
  security transactions.......   (3,013,907)  (3,070,710)     (19,433)       (19,433)
Unrealized appreciation on
  investments and foreign
  currency transactions.......      338,012      204,134            0              0
                                -----------  -----------  -----------  -------------
Total.........................  $12,243,278  $11,967,133  $65,195,777  $  75,928,154
                                ===========  ===========  ===========  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   GOVERNMENT SECURITIES FUND
   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                            SIX MONTHS
                              ENDED                            YEAR ENDED DECEMBER 31,
                             JUNE 30,    --------------------------------------------------------------------
                               2002          2001          2000          1999          1998          1997
                           ------------  ------------  ------------  ------------  ------------  ------------
CLASS F SHARES
Net Asset Value,
  beginning of
  period.................    $  9.55       $  9.41       $  8.96       $  9.74       $  9.28       $  9.04
Income from investment
  operations:
    Net investment
      income.............       0.20          0.45          0.47          0.42          0.43          0.45
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........       0.17          0.14          0.45         (0.78)         0.46          0.24
                             -------       -------       -------       -------       -------       -------
        Total from
          investment
          operations.....       0.37          0.59          0.92         (0.36)         0.89          0.69
Less distributions:
    From net investment
      income.............      (0.20)        (0.45)        (0.47)        (0.42)        (0.43)        (0.45)
    From net realized
      gains..............       0.00          0.00          0.00*         0.00          0.00          0.00
                             -------       -------       -------       -------       -------       -------
        Total
         distributions...      (0.20)        (0.45)        (0.47)        (0.42)        (0.43)        (0.45)
Net Asset Value, end of
  period.................    $  9.72       $  9.55       $  9.41       $  8.96       $  9.74       $  9.28
                             =======       =======       =======       =======       =======       =======
Total Return/Ratios
    Total return.........       3.92%         6.37%        10.57%        (3.77%)        9.76%         7.90%
    Net assets, end of
      period (000s)......    $12,243       $11,967       $10,384       $13,276       $15,220       $13,259
    Net expenses to
      average
      net assets#, +.....       0.95%**       0.98%         1.29%         1.31%         1.25%         1.26%
    Gross expenses to
      average net
      assets#, +.........       0.95%**       1.00%         1.35%         1.35%         1.28%         1.31%
    Net investment income
      to average net
      assets+............       4.25%**       4.67%         5.13%         4.47%         4.46%         4.99%
    Portfolio turnover
      rate@..............         58%           73%           88%          127%           90%          147%

  * Distributions from net realized gains for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 1.47% (2002), 1.48% (2001), 1.49% (2000), 1.49% (1999), 1.46% (1998), and 1.44% (1997). The gross expense ratios would have been 1.47% (2002), 1.50% (2001), 1.55% (2000),
     1.53% (1999), 1.49% (1998), and 1.49% (1997). The net investment income ratios would have been 3.74% (2002), 4.17% (2001), 4.93% (2000), 4.29%
     (1999), 4.25% (1998), and 4.81% (1997).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

   MONEY MARKET FUND
   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                           SIX MONTHS
                             ENDED                           YEAR ENDED DECEMBER 31,
                            JUNE 30,   --------------------------------------------------------------------
                              2002         2001          2000          1999          1998          1997
                           ----------  ------------  ------------  ------------  ------------  ------------
CLASS F SHARES
Net Asset Value,
  beginning of period....   $   1.00     $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
Income from investment
  operations:
    Net investment
      income.............       0.01         0.03          0.05          0.04          0.05          0.05
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........       0.00         0.00          0.00          0.00          0.00          0.00
                            --------     --------      --------      --------      --------      --------
        Total from
          investment
          operations.....       0.01         0.03          0.05          0.04          0.05          0.05
Less distributions:
    From net investment
      income.............      (0.01)       (0.03)        (0.05)        (0.04)        (0.05)        (0.05)
    From net realized
      gains..............       0.00         0.00          0.00          0.00          0.00          0.00
                            --------     --------      --------      --------      --------      --------
        Total
         distributions...      (0.01)       (0.03)        (0.05)        (0.04)        (0.05)        (0.05)
Net Asset Value, end of
  period.................   $   1.00     $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                            ========     ========      ========      ========      ========      ========
Total Return/Ratios
    Total return.........       0.51%        3.40%         5.62%         4.35%         4.67%         4.70%
    Net assets, end of
      period (000s)......   $ 65,196     $ 75,928      $103,953      $ 92,866      $ 91,415      $106,073
    Net expenses to
      average net
      assets#, +.........       0.81%**       0.79%        0.84%         0.89%         0.85%         0.82%
    Gross expenses to
      average net
      assets#, +.........       0.81%**       0.79%        0.87%         0.91%         0.87%         0.84%
    Net investment income
      to average net
      assets +...........       1.05%**       3.38%        5.54%         4.30%         4.67%         4.77%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been waived, the net expense ratios would have been 0.86% (2002) and 0.84%
     (2001). The gross expense ratios would have been 0.86% (2002) and 0.84%
     (2001). The net investment income ratios would have been 1.00% (2002) and 3.33% (2001).

SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Fund. All of the Company's series funds are diversified portfolios. The following notes pertain to Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (individually, a "Fund" and, collectively the "Funds"). The Funds offer Class F shares. The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, and all securities held by Money Market Fund, are valued at amortized cost, which approximates market. The Funds amortize premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Funds may invest at least a portion of their assets in foreign securities. In the event a Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve them from all

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
income taxes. The Funds are treated as separate tax entities for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--Dividends are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of the Company's general expenses based on the relative net assets or the number of shareholder accounts of each Fund. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the respective Fund's net assets. The fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million for Government Securities Fund and 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million for Money Market Fund.
  Founders has agreed to waive the portion of it management fee for the Government Securities Fund that exceeds 0.35% of the first $250 million of average net assets and 0.20% of the average net assets in excess of $250 million. Founders also agreed to waive the portion of its management fee for the Money Market Fund that exceeds 0.45% of the first $250 million of average net assets, 0.40% of the next $250 million of average net assets, 0.35% of the next $250 million of average net assets, and 0.30% of average net assets in excess of $750 million. These waivers will extend through at least August 31, 2003, and will not be terminated without prior notice to the Company's board of directors.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Funds' shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Funds. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Funds. State Street Bank and Trust Company ("State Street") serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by State Street as custodian.
  Each Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. Each Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of each Fund considered to be an open account at any time during a given month.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.06% of the average daily net assets of each Fund on the first $500 million, 0.04% of the average daily net assets of each Fund on the next $500 million, and 0.02% of the average daily net assets of each Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed the fees payable by the Funds under the prior fee schedule. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of the Company's ten series, taken as a whole, from $0 to $500 million and 0.02% of the net assets of the Company's ten series, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the series on a pro rata basis based on relative average daily net assets. In addition, Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.
  Government Securities Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, Government Securities Fund may pay distribution expenses of up to 0.25% of the value of the average daily net assets of the Fund's
Class F shares. During the six months ended June 30, 2002, Founders elected not to collect the full 0.25% from Government Securities Fund and waived $12,225, which resulted in the Fund paying 0.04% under the plan.
  Founders has agreed to limit the annual state registration fees to 2.00% of each Fund's average daily net assets. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30,

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
2002, the Government Securities Fund and Money Market Fund were charged $6,293 and $13,440, respectively, for state registration fees. During this period, the Funds' state registration fees did not exceed 2.00% of either Fund's average daily net assets.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Company's ten series. The amount paid to the director under the plan will be determined based upon the performance of the selected series. Deferral of directors' fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds' assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Funds. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.
  On January 5, 2001, Founders purchased from the Money Market Fund commercial paper of Pacific Gas and Electric Company ("PG&E") after the paper had been downgraded by securities rating services. Founders paid the Money Market Fund $1,199,308 based on the amortized cost of the paper on that date. The market value of the commercial paper on that date was approximately $964,000. The PG&E holding represented approximately 1.3% of the Fund and the payment had no impact on total return.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Funds must satisfy and losses or tax deductions the Funds may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for Government Securities Fund expires in the years 2002 through 2008. The capital loss carryover for Money Market Fund will expire in the years 2007 through 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

                                          GOVERNMENT SECURITIES FUND  MONEY MARKET FUND
                                          --------------------------  -----------------
Undistributed Ordinary Income...........         $     1,945             $    18,518
Accumulated Capital Losses..............         $ 3,070,710             $    19,433
Post-October Capital Loss Deferral......         $         0             $         0
Post-October Currency Loss Deferral.....         $       208             $         0
Federal Tax Cost........................         $11,721,121             $65,175,067
Unrealized Appreciation.................         $   389,178             $         0
Unrealized (Depreciation)...............         $   (51,187)            $         0
Net Appreciation........................         $   337,991             $         0

4. FUND SHARE TRANSACTIONS
Government Securities Fund is authorized to issue 100 million shares of $0.01 par value capital stock. Money Market Fund is authorized to issue 2 billion shares of $0.01 par value capital stock. Transactions in shares of the Funds for the periods indicated were as follows:

                                               SIX
                                             MONTHS          YEAR
                                              ENDED          ENDED
                                             6/30/02       12/31/01
                                          -------------  -------------
GOVERNMENT SECURITIES FUND--CLASS F:
      Sold..............................        313,645        890,904
      Reinvested Dividends..............         24,335         53,677
      Redeemed..........................       (331,136)      (794,189)
      NET INCREASE IN SHARES
        OUTSTANDING.....................          6,844        150,392
MONEY MARKET FUND--CLASS F:
      Sold..............................     17,998,848     72,709,270
      Reinvested Dividends..............        352,492      2,825,938
      Redeemed..........................    (29,084,913)  (103,560,510)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................    (10,733,573)   (28,025,302)

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

DREYFUS FOUNDERS FUNDS
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY -SM-
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Funds and their directors is available in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use: August 21, 2002

       (C) 2002 Founders Asset Management LLC, Broker-Dealer.

                                                                   A-636-GMM-02

SEMIANNUAL REPORT

DREYFUS FOUNDERS
GROWTH FUND

INVESTMENT UPDATE
JUNE 30, 2002

[LOGO]DREYFUS FOUNDERS FUNDS(R)
      THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                      3

Statement of Investments                                10

Statement of Assets and Liabilities                     14

Statement of Operations                                 16

Statements of Changes in Net Assets                     17

Financial Highlights                                    19

Notes to Financial Statements                           25

Your Board Representatives                              32


PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Semiannual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of June 30, 2002 are included in the Statement of Investments.

   -  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN JARES] A DISCUSSION WITH PORTFOLIO MANAGER
                      JOHN JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK IN THE SIX MONTHS ENDED JUNE 30?

Amid a sea of concerns--ranging from profit warnings and sluggish corporate spending to accounting improprieties and rising international tensions--large-capitalization stocks struggled in the first half of the year. The Dreyfus Founders Growth Fund lagged the -13.16% return of the broad market Standard & PoorOs 500 Index during the period. (See pages 6 and 7 for the Fund's total returns and for an index description.)

WHAT GENERAL MARKET FACTORS MOST IMPACTED THE FUND'S PERFORMANCE DURING THE PERIOD?

Growth stocks have been out of the market's favor since the spring of 2000, and the first half of the year saw a continuation of that pattern. The slowdown in the economy has made it much more difficult for companies to post growth in earnings per share. Further, it is perceived that many growth stocks--particularly in the large-capitalization range--carry high valuations, and investors have therefore been unwilling to pay a premium for these equities.

     The first quarter of 2002 brought an abundance of positive economic news, and this helped large-cap growth stocks post better relative performance. As allegations of questionable accounting practices began to mount, however, investors'

[SIDENOTE]

"WHILE CONSUMERS AT THE END OF THE HALF BECAME SOMEWHAT MORE GUARDED IN THEIR SPENDING THAN IN THE FIRST QUARTER, THEIR SPENDING HAD VERY POSITIVE IMPACTS ON THE MARKET OVERALL."

PERFORMANCE HIGHLIGHTS

- The Fund's overweight position in consumer discretionary stocks was driven entirely by the excellent opportunities uncovered by our bottom-up stockpicking approach.

- Select retail stocks performed well, propelled both by consumer spending and Americans' increasing inclination to invest in their homes.

-    The Fund's holdings in biotech firms fared poorly over the past six months.

- We continue to seek investment opportunities in large-cap companies that we believe have the potential to exhibit superior growth rates and that we feel have sensible valuations.

moods took a sharp turn toward the negative. Further, it became clear that America would not make a quick bounce out of recession; rather, the recovery would likely be slow and tepid. The combination of these factors led investors to maintain their value-stock bias, and large-cap growth stocks dropped nearly -19% in the second quarter, as measured by the Lipper Large-Cap Growth Index.

WHAT MANAGEMENT DECISIONS HAD THE MOST IMPACT ON THE FUND/S PERFORMANCE?

Throughout the half, the Fund maintained an overweight exposure to stocks from the consumer discretionary sector. While consumers at the end of the half became somewhat more guarded in their spending than in the first quarter, this flow of cash had very positive impacts on the market overall.

     The Fund's holdings in the consumer discretionary sector, however, were driven not by our outlook for the sector, but entirely by the excellent opportunities uncovered by our bottom-up stockpicking approach. Primary

-------------------
The Lipper Large-Cap Growth Index is an average of the performance of the 30 largest large-cap growth funds tracked by Lipper Inc., adjusted for the reinvestment of dividends and capital gain distributions and reflective of the management expenses associated with the actual funds included in the Index.

among these was ROYAL CARIBBEAN CRUISES LIMITED, one of the largest holdings in the Fund throughout the period. In the wake of the September 11 terrorist attacks, travel stocks fell sharply; and in the case of Royal Caribbean, we felt this created a very attractive valuation. Our in-house research determined that Wall Street's forecasts for the company's earnings growth were too conservative, and in the end we were proven correct. While we were disappointed that the company's stock price did not more closely track its earnings growth, we like the company's longer-term potential.

Another of our larger holdings was UNION PACIFIC CORPORATION, America's leading railroad carrier. While many companies in the market saw their earnings shrink, Union Pacific benefited from upward earnings revisions during the half. Railroad stocks in general are economically sensitive, rising in good times and falling in bad; and as America has pulled out of recession, this company has seen its volumes begin to increase. We feel that Union Pacific's fundamental strengths could lead to further earnings growth should the economic recovery enter full swing.

LARGEST EQUITY HOLDINGS  (ticker symbol)

    1.  Microsoft Corporation  (MSFT)                4.48%
    2.  Royal Caribbean Cruises Limited  (RCL)       3.55%
    3.  Estee Lauder Companies, Inc. Class A  (EL)   3.27%
    4.  Union Pacific Corporation  (UNP)             2.82%
    5.  Citigroup, Inc.  (C)                         2.78%
    6.  Viacom, Inc. Class B  (VIA.B)                2.55%
    7.  Cendant Corporation  (CD)                    2.12%
    8.  Intel Corporation  (INTC)                    2.10%
    9.  General Electric Company  (GE)               2.10%
   10.  Johnson & Johnson  (JNJ)                     1.89%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

     Select retailers also performed well in the first half's market, buoyed both by consumer spending and Americans' increasing inclination to invest in their own homes. Big-name retailers Wal-Mart Stores, Inc., Home Depot, Inc., and Lowe's Companies, Inc. were each held in the portfolio over the half. While these companies experienced mixed results during the period, we feel their long-term outlook is encouraging.

GROWTH OF $10,000 INVESTMENT

[CHART]

                      GROWTH                 RUSSELL 1000
                       FUND       S&P 500       GROWTH
06/30/1992           10,000.00   10,000.00   10,000.00
07/31/1992           10,436.51   10,421.58   10,447.12
08/31/1992            9,970.24   10,197.24   10,319.16
09/30/1992           10,109.13   10,316.09   10,436.58
10/30/1992           10,466.27   10,372.95   10,593.90
11/30/1992           11,091.27   10,711.02   11,053.82
12/31/1992           11,611.36   10,836.19   11,164.47
01/29/1993           11,974.90   10,936.19   11,036.51
02/26/1993           11,666.44   11,073.35   10,859.62
03/31/1993           12,261.33   11,307.68   11,068.87
04/30/1993           11,831.69   11,044.88   10,625.52
05/28/1993           12,823.17   11,319.76   10,997.37
06/30/1993           13,362.98   11,354.56   10,897.25
07/31/1993           13,451.11   11,328.65   10,702.30
08/31/1993           14,134.13   11,748.12   11,141.89
09/30/1993           14,651.90   11,656.09   11,059.84
10/31/1993           14,640.89   11,908.27   11,366.96
11/30/1993           13,924.82   11,780.53   11,290.93
12/31/1993           14,575.98   11,926.76   11,485.13
01/31/1994           15,470.79   12,341.47   11,751.60
02/28/1994           15,247.08   11,994.52   11,536.32
03/31/1994           14,458.24   11,473.87   10,978.55
04/30/1994           14,246.31   11,632.65   11,028.98
05/31/1994           13,869.55   11,806.26   11,196.09
06/30/1994           12,974.74   11,519.75   10,864.89
07/29/1994           13,551.65   11,909.82   11,235.98
08/31/1994           14,422.92   12,389.36   11,861.50
09/30/1994           14,210.99   12,083.99   11,701.17
10/31/1994           14,658.39   12,365.65   11,975.91
11/30/1994           13,987.29   11,905.61   11,592.02
12/31/1994           14,088.34   12,081.33   11,786.23
01/31/1995           13,991.43   12,402.27   12,038.39
02/28/1995           14,669.80   12,874.67   12,542.72
03/31/1995           15,251.26   13,257.06   12,908.54
04/28/1995           15,590.45   13,656.66   13,190.82
05/31/1995           16,111.34   14,186.29   13,649.98
06/30/1995           17,213.70   14,521.70   14,176.84
07/31/1995           18,885.40   15,012.68   14,765.99
08/31/1995           18,885.40   15,041.89   14,782.12
09/29/1995           19,733.36   15,674.72   15,463.50
10/31/1995           19,733.36   15,629.11   15,474.21
11/30/1995           20,363.28   16,302.41   16,075.64
12/31/1995           20,511.10   16,616.40   16,167.80
01/31/1996           20,872.17   17,192.91   16,708.62
02/29/1996           21,524.86   17,340.97   17,014.19
03/29/1996           21,663.73   17,509.09   17,036.03
04/30/1996           22,705.25   17,778.39   17,484.26
05/31/1996           23,566.25   18,220.66   18,095.19
06/28/1996           23,094.09   18,294.28   18,119.77
07/31/1996           21,372.10   17,493.80   17,058.14
08/30/1996           22,177.55   17,859.15   17,498.42
09/30/1996           23,413.49   18,860.72   18,772.62
10/31/1996           23,246.84   19,392.27   18,885.73
11/29/1996           24,732.75   20,849.75   20,303.71
12/31/1996           23,909.07   20,436.69   19,906.20
01/31/1997           25,295.10   21,722.29   21,302.37
02/28/1997           24,737.67   21,880.52   21,158.13
03/31/1997           23,984.40   20,978.03   20,013.15
04/30/1997           25,174.58   22,239.47   21,342.08
05/30/1997           26,771.53   23,575.80   22,882.25
06/30/1997           28,278.09   24,633.59   23,798.02
07/31/1997           30,778.97   26,606.96   25,902.77
08/29/1997           29,302.54   25,114.69   24,386.67
09/30/1997           30,778.97   26,487.38   25,586.72
10/31/1997           29,453.20   25,613.55   24,641.01
11/28/1997           29,709.31   26,790.10   25,687.64
12/31/1997           30,266.23   27,251.23   25,975.40
01/30/1998           30,599.02   27,564.12   26,752.12
02/27/1998           32,578.23   29,535.75   28,764.47
03/31/1998           34,294.72   31,050.10   29,911.14
04/30/1998           34,820.17   31,360.88   30,325.06
05/29/1998           34,294.72   30,803.23   29,464.56
06/30/1998           36,168.84   32,056.88   31,269.14
07/31/1998           35,625.87   31,735.02   31,062.16
08/31/1998           29,425.50   27,142.91   26,400.48
09/30/1998           31,247.08   28,875.28   28,428.49
10/30/1998           33,453.99   31,241.01   30,713.33
11/30/1998           35,117.93   33,126.76   33,049.54
12/31/1998           37,843.34   35,037.41   36,029.62
01/29/1999           40,476.24   36,511.09   38,145.21
02/26/1999           39,419.37   35,356.70   36,402.61
03/31/1999           41,588.74   36,769.77   38,319.79
04/30/1999           41,032.49   38,202.45   38,368.79
05/28/1999           39,326.66   37,283.37   37,189.62
06/30/1999           42,015.19   39,359.03   39,794.56
07/30/1999           40,587.49   38,135.41   38,529.92
08/31/1999           40,643.12   37,943.03   39,159.20
09/30/1999           39,938.54   36,900.53   38,336.47
10/29/1999           43,257.48   39,252.63   41,232.22
11/30/1999           45,538.09   40,034.61   43,456.53
12/31/1999           52,625.30   42,391.56   47,976.67
01/31/2000           50,729.29   40,269.12   45,726.76
02/29/2000           56,064.57   39,495.26   47,962.36
03/31/2000           57,475.56   43,358.79   51,394.81
04/28/2000           50,574.96   42,057.97   48,949.19
05/31/2000           46,650.66   41,178.93   46,484.76
06/30/2000           50,552.92   42,205.13   50,007.53
07/31/2000           49,362.40   41,551.43   47,922.47
08/31/2000           54,807.91   44,116.96   52,261.95
09/29/2000           51,082.03   41,793.90   47,318.03
10/31/2000           46,253.82   41,629.17   45,079.41
11/30/2000           38,691.83   38,330.45   38,434.32
12/29/2000           38,295.91   38,521.55   37,217.91
01/31/2001           39,524.22   39,892.59   39,789.24
02/28/2001           33,246.20   36,241.98   33,034.25
03/30/2001           29,779.65   33,952.42   29,439.22
04/30/2001           32,427.33   36,597.44   33,162.97
05/31/2001           31,663.05   36,821.97   32,674.44
06/29/2001           30,816.88   35,937.97   31,917.95
07/31/2001           29,561.28   35,591.21   31,120.06
08/31/2001           27,186.55   33,352.01   28,575.84
09/28/2001           25,193.96   30,655.07   25,722.24
10/31/2001           25,930.95   31,245.23   27,071.89
11/30/2001           28,660.52   33,646.86   29,672.56
12/31/2001           28,742.41   33,940.52   29,616.86
01/31/2002           28,715.11   33,452.00   29,093.71
02/28/2002           27,295.73   32,792.72   27,886.34
03/28/2002           28,988.07   34,034.37   28,850.58
04/30/2002           26,804.41   31,971.91   26,496.05
05/31/2002           25,958.24   31,735.30   25,855.48
06/28/2002           23,310.56   29,474.31   23,463.30

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 6/30/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & PoorOs (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

WHAT HINDERED THE FUND'S PERFORMANCE DURING THE HALF?

Our holdings in biotech firms fared poorly over the past six months. We had felt this sector deserved our attention, as these companies are generally immune from the patent expiration issues faced by traditional pharmaceutical firms, and their small revenue bases mean that even a minor increase in income can have a substantial impact on earnings growth. One of our poorest-performing holdings in this area was Genzyme, which we sold after an earnings disappointment and an announcement that it was holding a substantial oversupply of its dialysis product Renagel. The Fund's investment in biotech firm AMGEN, INC. also detracted from performance.

                AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                            YEAR-TO-       1             5           10         SINCE
(INCEPTION DATE)                 DATE          YEAR         YEARS        YEARS     INCEPTION
--------------------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
   With sales charge (5.75%)    (23.63%)     (28.80%)       --             --       (29.53%)
   Without sales charge         (18.99%)     (24.45%)       --             --       (27.84%)
CLASS B SHARES (12/31/99)
   With redemption*             (22.50%)     (27.98%)       --             --      (29.01%)
   Without redemption           (19.27%)     (24.98%)       --             --       (28.31%)
CLASS C SHARES (12/31/99)
   With redemption**            (20.02%)     (25.82%)       --             --       (28.35%)
   Without redemption           (19.21%)     (25.07%)       --             --       (28.35%)
CLASS F SHARES (1/5/62)         (18.90%)     (24.36%)     (3.79%)         8.83%        n/a
CLASS R SHARES (12/31/99)       (18.92%)     (24.49%)       --             --       (27.72%)
Class T Shares (12/31/99)
   With sales charge (4.50%)    (23.18%)     (29.18%)       --             --       (29.75%)
   Without sales charge         (19.56%)     (25.84%)       --             --       (28.44%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Total return is not annualized.

     One of the broad themes impacting the market was that investors had been valuing many companies based on their EBITDA numbers--which show earnings before interest, taxes, depreciation, and amortization--and the recent crisis of confidence in accounting has rendered EBITDA valuations suspect. Unfortunately, companies that used them were subjected to a harsh downward revaluation by the marketplace.

     Media giant AOL TIME WARNER, INC. faced this and other troubles, including a slowdown in subscriber growth at America Online and other revenue concerns at Time Warner. We cut the Fund's exposure to this company in half; but in retrospect, we would have benefited more by selling it entirely. Cable company COMCAST CORPORATION SPECIAL CLASS A has also seen its stock price drop due to an EBITDA-related revaluation and questions over its decision to acquire AT&T Broadband (not a Fund holding).

WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR, AND HOW WILL THIS VIEW DETERMINE YOUR STRATEGY GOING FORWARD?

We believe the market will have to come to terms with three major issues in the months ahead. The first and most basic is the health of American corporations. Average earnings for companies in the S&P 500 dropped

PORTFOLIO COMPOSITION
[CHART]

Consumer Discretionary        22.41%
Information Technology        20.32%
Healthcare                    11.39%
Industrials                   11.35%
Consumer Staples              10.42%
Financials                     9.45%
Materials                      2.59%
Cash & Equivalents            12.07%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

sharply in the first quarter and much more modestly in the second. At the same time, corporate spending, especially on information technology, was quite weak. However, we feel that corporate fundamentals are improving, although it may take some time before we see healthy growth in earnings and spending.

     Second, the explosion of accounting scandals has rocked investor confidence in the equity marketplace. Investors are likely to remain on edge for some time, and even companies with strong business models may be severely punished for minor infractions. Also, companies once audited by Arthur Andersen may find their financial records subjected to intense scrutiny. But as the bear market has begun to excise the manufacturing capacity glut that helped cause it, there is hope that stern financial oversight measures today may help restore investor confidence down the road.

     The potential for a war with Iraq constitutes another weight on the market, and the uncertainty surrounding it has resulted in a general dampening of stock prices. While we consider such a war to be a possibility, we believe that the uncertainty surrounding it--not the fear of war itself--is the negative impact. Once the situation grows more clear, we feel this downward pressure could ease.

     We continue to search one-by-one for investment opportunities in large-cap companies that we believe have the potential to exhibit superior growth rates, and that we feel have sensible valuations.


/s/ John Jares

John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-83.6%
AEROSPACE & DEFENSE-1.0%
       86,925  Lockheed Martin Corporation.......................       $  6,041,287
                                                                        ------------
ALUMINUM-1.0%
      176,550  Alcoa, Inc........................................          5,852,632
                                                                        ------------
APPLICATION SOFTWARE-1.5%
      120,000  Retek, Inc.*......................................          2,916,000
      431,325  Siebel Systems, Inc.*.............................          6,133,441
                                                                        ------------
                                                                           9,049,441
                                                                        ------------
BANKS-1.3%
      109,825  Bank of America Corporation.......................          7,727,286
                                                                        ------------
BIOTECHNOLOGY-2.5%
      246,560  Amgen, Inc.*......................................         10,325,932
      183,850  MedImmune, Inc.*..................................          4,853,639
                                                                        ------------
                                                                          15,179,571
                                                                        ------------
BROADCASTING & CABLE TV-2.5%
      294,200  Clear Channel Communications, Inc.*...............          9,420,283
      243,758  Comcast Corporation Special Class A*..............          5,711,249
                                                                        ------------
                                                                          15,131,532
                                                                        ------------
CASINOS & GAMING-0.8%
      169,275  Mandalay Resort Group*............................          4,666,911
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-1.2%
      189,550  Best Buy Company, Inc.*...........................          6,880,665
                                                                        ------------
COMPUTER HARDWARE-0.8%
      181,835  Dell Computer Corporation*........................          4,753,167
                                                                        ------------
CONSUMER FINANCE-1.4%
      250,800  MBNA Corporation..................................          8,293,956
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

DEPARTMENT STORES-1.4%
      120,304  Kohl's Corporation*...............................       $  8,430,904
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-2.1%
      806,875  Cendant Corporation*..............................         12,813,175
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-5.0%
      434,317  Citigroup, Inc....................................         16,829,784
      117,325  Goldman Sachs Group, Inc..........................          8,605,789
      114,275  Morgan Stanley....................................          4,922,967
                                                                        ------------
                                                                          30,358,540
                                                                        ------------
DRUG RETAIL-1.6%
      251,950  Walgreen Company..................................          9,732,829
                                                                        ------------
FOOD RETAIL-0.9%
      262,000  Kroger Company*...................................          5,213,800
                                                                        ------------
FOREST PRODUCTS-0.8%
       69,850  Weyerhaeuser Company..............................          4,459,923
                                                                        ------------
GENERAL MERCHANDISE STORES-2.2%
      153,575  Costco Wholesale Corporation*.....................          5,931,067
      127,296  Wal-Mart Stores, Inc..............................          7,002,553
                                                                        ------------
                                                                          12,933,620
                                                                        ------------
HEALTHCARE DISTRIBUTORS & SERVICES-0.9%
       96,250  Express Scripts, Inc. Class A*....................          4,823,088
       29,175  Omnicare, Inc.....................................            766,136
                                                                        ------------
                                                                           5,589,224
                                                                        ------------
HEALTHCARE EQUIPMENT-0.7%
      101,269  Medtronic, Inc....................................          4,339,377
                                                                        ------------
HOME IMPROVEMENT RETAIL-2.9%
      185,591  Home Depot, Inc...................................          6,816,757
      233,750  Lowe's Companies, Inc.............................         10,612,250
                                                                        ------------
                                                                          17,429,007
                                                                        ------------
HOUSEHOLD PRODUCTS-1.7%
      117,625  Procter & Gamble Company..........................         10,503,913
                                                                        ------------
INDUSTRIAL CONGLOMERATES-3.6%
       74,025  3M Company........................................          9,105,075
      437,859  General Electric Company..........................         12,719,804
                                                                        ------------
                                                                          21,824,879
                                                                        ------------
INDUSTRIAL GASES-0.9%
       93,900  Praxair, Inc......................................          5,349,483
                                                                        ------------
INDUSTRIAL MACHINERY-1.1%
       94,200  Illinois Tool Works, Inc..........................          6,492,264
                                                                        ------------
INSURANCE BROKERS-0.8%
       53,350  Marsh & McLennan Companies, Inc...................          5,153,610
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
LEISURE FACILITIES-3.5%
    1,100,805  Royal Caribbean Cruises Limited...................       $ 21,465,698
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.3%
      151,800  Harley-Davidson, Inc..............................          7,782,786
                                                                        ------------
MOVIES & ENTERTAINMENT-4.8%
      407,502  AOL Time Warner, Inc.*............................          5,994,354
      347,996  Viacom, Inc. Class B*.............................         15,440,583
      403,975  Walt Disney Company...............................          7,635,128
                                                                        ------------
                                                                          29,070,065
                                                                        ------------
MULTI-LINE INSURANCE-0.9%
       83,124  American International Group, Inc.................          5,671,551
                                                                        ------------
NETWORKING EQUIPMENT-2.3%
      361,575  Brocade Communications Systems, Inc.*.............          6,320,331
      562,630  Cisco Systems, Inc.*..............................          7,848,689
                                                                        ------------
                                                                          14,169,020
                                                                        ------------
PERSONAL PRODUCTS-3.3%
      562,450  Estee Lauder Companies, Inc. Class A..............         19,798,240
                                                                        ------------
PHARMACEUTICALS-5.5%
       62,052  Abbott Laboratories...............................          2,336,258
      138,400  Allergan, Inc.....................................          9,238,200
      219,250  Johnson & Johnson.................................         11,458,005
      199,413  Pfizer, Inc.......................................          6,979,455
       62,957  Wyeth.............................................          3,223,398
                                                                        ------------
                                                                          33,235,316
                                                                        ------------
PUBLISHING-0.9%
      129,812  Tribune Company...................................          5,646,822
                                                                        ------------
RAILROADS-3.5%
      128,025  CSX Corporation...................................          4,456,550
      269,800  Union Pacific Corporation.........................         17,072,944
                                                                        ------------
                                                                          21,529,494
                                                                        ------------
RESTAURANTS-1.0%
      219,250  McDonald's Corporation............................          6,237,663
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-1.6%
       69,125  KLA-Tencor Corporation*...........................          3,040,809
      198,750  Novellus Systems, Inc.*...........................          6,757,500
                                                                        ------------
                                                                           9,798,309
                                                                        ------------
SEMICONDUCTORS-5.3%
      696,701  Intel Corporation.................................         12,728,727
      210,675  Maxim Integrated Products, Inc.*..................          8,075,173
      153,250  Micron Technology, Inc.*..........................          3,098,715
      352,216  Texas Instruments, Inc............................          8,347,519
                                                                        ------------
                                                                          32,250,134
                                                                        ------------

SOFT DRINKS-2.6%
      119,950  Coca-Cola Company.................................          6,717,200
      191,270  PepsiCo, Inc......................................          9,219,214
                                                                        ------------
                                                                          15,936,414
                                                                        ------------


SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
SYSTEMS SOFTWARE-6.2%
      177,125  Adobe Systems, Inc................................       $  5,048,063
      501,388  Microsoft Corporation*............................         27,135,119
      279,985  VERITAS Software Corporation*.....................          5,540,903
                                                                        ------------
                                                                          37,724,085
                                                                        ------------
TOBACCO-0.3%
       42,750  Philip Morris Companies, Inc......................          1,867,320
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$590,828,741)..............................................        506,383,913
                                                                        ------------
COMMON STOCKS (FOREIGN)-4.3%
BIOTECHNOLOGY-1.7%
      649,325  Serono SA ADR (SZ)................................         10,583,998
                                                                        ------------
IT CONSULTING & SERVICES-1.0%
      303,946  Accenture Limited Class A ADR (BD)*...............          5,774,974
                                                                        ------------
SEMICONDUCTORS-1.6%
      265,900  STMicroelectronics NV ADR (SZ)....................          6,469,347
      233,712  Taiwan Semiconductor Manufacturing Company Limited
               Sponsored ADR (TW)*...............................          3,038,256
                                                                        ------------
                                                                           9,507,603
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$32,296,453)...............................................         25,866,575
                                                                        ------------
PRINCIPLE                                                                AMORTIZED
AMOUNT                                                                      COST
------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-11.4%
AIR FREIGHT & LOGISTICS-4.6%
$  27,600,000  United Parcel Service, Inc.
               1.88% 7/1/02......................................       $ 27,600,000
                                                                        ------------
AUTOMOBILE MANUFACTURERS-3.4%
   21,000,000  Toyota Motor Credit Corporation
               1.68% 7/1/02......................................         21,000,000
                                                                        ------------
PHARMACEUTICALS-3.4%
   20,400,000  Merck & Company, Inc.
               1.77% 7/2/02......................................         20,398,997
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$68,998,997).....................................         68,998,997
                                                                        ------------
TOTAL INVESTMENTS-99.3%
(TOTAL COST-$692,124,191)........................................        601,249,485

OTHER ASSETS AND LIABILITIES-0.7%................................          4,116,907
                                                                        ------------
NET ASSETS-100.0%................................................       $605,366,392
                                                                        ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $692,124,191
                                                    ------------
Investment securities, at market..................   601,249,485
Cash..............................................     1,546,179
Receivables:
  Investment securities sold......................    25,072,918
  Capital shares sold.............................       195,104
  Dividends.......................................       379,182
  From transfer agent.............................        40,413
Other assets......................................        13,873
                                                    ------------
    Total Assets..................................   628,497,154
                                                    ------------

LIABILITIES
Payables:
  Investment securities purchased.................    19,466,091
  Capital shares redeemed.........................     2,779,979
  Advisory fees...................................       382,986
  Shareholder servicing fees......................        51,866
  Accounting fees.................................        29,385
  Distribution fees...............................       281,904
  Other...........................................       138,551
                                                    ------------
    Total Liabilities.............................    23,130,762
                                                    ------------
Net Assets........................................  $605,366,392
                                                    ============

Net Assets--Class A...............................  $  6,077,701
Shares Outstanding--Class A.......................       712,123
Net Asset Value, Redemption Price Per Share.......  $       8.53
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $       9.05

Net Assets--Class B...............................  $ 15,454,976
Shares Outstanding--Class B.......................     1,843,665
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       8.38

Net Assets--Class C...............................  $  2,176,747
Shares Outstanding--Class C.......................       260,207
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       8.37

Net Assets--Class F...............................  $578,212,941
Shares Outstanding--Class F.......................    67,671,601
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       8.54

Net Assets--Class R...............................  $  3,097,514
Shares Outstanding--Class R.......................       361,648
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       8.57

Net Assets--Class T...............................  $    346,513
Shares Outstanding--Class T.......................        41,508
Net Asset Value, Redemption Price Per Share.......  $       8.35
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $       8.74

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $     2,586,240
  Interest........................................          776,482
  Foreign taxes withheld..........................          (19,138)
                                                    ---------------
    Total Investment Income.......................        3,343,584
                                                    ---------------
Expenses:
  Advisory fees--Note 2...........................        2,815,059
  Shareholder servicing fees--Note 2..............          328,299
  Accounting fees--Note 2.........................          121,945
  Distribution fees--Note 2.......................        1,032,774
  Transfer agency fees--Note 2....................          591,232
  Registration fees--Note 2.......................           63,721
  Postage and mailing expenses....................           70,630
  Custodian fees and expenses--Note 2.............           14,633
  Printing expenses...............................           50,110
  Legal and audit fees............................           67,386
  Directors' fees and expenses....................           29,998
  Other expenses..................................           42,301
                                                    ---------------
    Total Expenses................................        5,228,088
    Earnings Credits..............................          (12,855)
    Expense Offset to Broker Commissions..........           (2,461)
                                                    ---------------
    Net Expenses..................................        5,212,772
                                                    ---------------
  Net Investment (Loss)...........................       (1,869,188)
                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....      (51,614,206)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................      (94,200,073)
                                                    ---------------
  Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions...     (145,814,279)
                                                    ---------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $  (147,683,467)
                                                    ===============

Purchases of long-term securities.................  $   392,616,392
Proceeds from sales of long-term securities.......  $   535,381,079

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS
                                              ENDED       YEAR ENDED
                                             6/30/02       12/31/01
                                          -------------  -------------
OPERATIONS
Net Investment (Loss)...................  $  (1,869,188) $  (6,493,667)
Net Realized (Loss) from Security
  Transactions..........................    (51,614,206)  (500,420,277)
Net Change in Unrealized
  Appreciation/Depreciation.............    (94,200,073)   150,377,365
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (147,683,467)  (356,536,579)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................              0              0
  Class B...............................              0              0
  Class C...............................              0              0
  Class F...............................              0              0
  Class R...............................              0              0
  Class T...............................              0              0
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................              0              0
                                          -------------  -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                            SIX MONTHS
                                              ENDED         YEAR ENDED
                                             6/30/02         12/31/01
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $      903,998  $    8,718,130
  Class B...............................         821,150       5,046,747
  Class C...............................         119,778         872,746
  Class F...............................      34,483,264     144,240,162
  Class R...............................       1,994,274       2,393,330
  Class T...............................          12,665         326,557
Shares issued in connection with
  acquisition--Note 5
  Class A...............................          83,443               0
  Class B...............................         297,814               0
  Class C...............................          36,681               0
  Class F...............................       1,602,235               0
  Class R...............................             475               0
  Class T...............................           7,690               0
Reinvested dividends and distributions
  Class A...............................               0               0
  Class B...............................               0               0
  Class C...............................               0               0
  Class F...............................               0               0
  Class R...............................               0               0
  Class T...............................               0               0
                                          --------------  --------------
                                              40,363,467     161,597,672
Cost of shares redeemed
  Class A...............................      (1,248,855)     (6,306,430)
  Class B...............................      (1,749,887)     (3,714,222)
  Class C...............................        (429,451)     (1,109,434)
  Class F...............................    (182,101,481)   (375,396,792)
  Class R...............................        (261,285)       (218,572)
  Class T...............................        (193,998)       (318,291)
                                          --------------  --------------
                                            (185,984,957)   (387,063,741)
                                          --------------  --------------
Net (Decrease) from Capital Share
  Transactions..........................    (145,621,490)   (225,466,069)
                                          --------------  --------------
Net (Decrease) in Net Assets............    (293,304,957)   (582,002,648)

NET ASSETS
  Beginning of period...................  $  898,671,349  $1,480,673,997
                                          --------------  --------------
  End of period.........................  $  605,366,392  $  898,671,349
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,388,859,806  $1,534,336,254
Accumulated undistributed net investment
  (loss)................................      (1,869,188)              0
Accumulated undistributed net realized
  (loss) from security transactions.....    (690,749,558)   (639,135,352)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................     (90,874,668)      3,470,447
                                          --------------  --------------
Total...................................  $  605,366,392  $  898,671,349
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  period...........................      $10.53        $14.02      $23.88
Income from investment operations:
    Net investment (loss)..........       (0.03)        (0.05)      (0.05)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (1.97)        (3.44)      (6.39)
                                         ------        ------      ------
        Total from investment
          operations...............       (2.00)        (3.49)      (6.44)
Less distributions:
    From net investment income.....        0.00          0.00        0.00
    From net realized gains........        0.00          0.00       (3.42)
                                         ------        ------      ------
        Total distributions........        0.00          0.00       (3.42)
Net Asset Value, end of period.....      $ 8.53        $10.53      $14.02
                                         ======        ======      ======
Total Return/Ratios
    Total return*..................      (18.99%)      (24.89%)    (27.30%)
    Net assets, end of period
      (000s).......................      $6,078        $7,795      $8,655
    Net expenses to average net
      assets#......................        1.39%**       1.20%       1.05%
    Gross expenses to average net
      assets#......................        1.39%**       1.21%       1.08%
    Net investment (loss) to
      average net assets...........       (0.54%)**     (0.47%)     (0.54%)
    Portfolio turnover rate@.......         118%          152%        182%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  period...........................      $ 10.38      $ 13.91     $ 23.88
Income from investment operations:
    Net investment (loss)..........        (0.07)       (0.13)      (0.11)
    Net (losses) on securities
      (both realized and
      unrealized)..................        (1.93)       (3.40)      (6.44)
                                         -------      -------     -------
        Total from investment
          operations...............        (2.00)       (3.53)      (6.55)
Less distributions:
    From net investment income.....         0.00         0.00        0.00
    From net realized gains........         0.00         0.00       (3.42)
                                         -------      -------     -------
        Total distributions........         0.00         0.00       (3.42)
Net Asset Value, end of period.....      $  8.38      $ 10.38     $ 13.91
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (19.27%)     (25.38%)    (27.77%)
    Net assets, end of period
      (000s).......................      $15,455      $19,829     $25,359
    Net expenses to average net
      assets#......................         2.12%**      1.92%       1.80%
    Gross expenses to average net
      assets#......................         2.12%**      1.93%       1.82%
    Net investment (loss) to
      average net assets...........        (1.27%)**    (1.20%)     (1.29%)
    Portfolio turnover rate@.......          118%         152%        182%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  period...........................      $10.36        $13.92      $23.88
Income from investment operations:
    Net investment (loss)..........       (0.11)        (0.18)      (0.10)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (1.88)        (3.38)      (6.44)
                                         ------        ------      ------
        Total from investment
          operations...............       (1.99)        (3.56)      (6.54)
Less distributions:
    From net investment income.....        0.00          0.00        0.00
    From net realized gains........        0.00          0.00       (3.42)
                                         ------        ------      ------
        Total distributions........        0.00          0.00       (3.42)
Net Asset Value, end of period.....      $ 8.37        $10.36      $13.92
                                         ======        ======      ======
Total Return/Ratios
    Total return*..................      (19.21%)      (25.58%)    (27.72%)
    Net assets, end of period
      (000s).......................      $2,177        $2,979      $4,384
    Net expenses to average net
      assets#......................        2.32%**       2.10%       1.80%
    Gross expenses to average net
      assets#......................        2.33%**       2.11%       1.82%
    Net investment (loss) to
      average net assets...........       (1.47%)**     (1.38%)     (1.28%)
    Portfolio turnover rate@.......         118%          152%        182%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                             SIX MONTHS
                                ENDED                             YEAR ENDED DECEMBER 31,
                              JUNE 30,      --------------------------------------------------------------------
                                2002            2001          2000          1999          1998          1997
                           ---------------  ------------  ------------  ------------  ------------  ------------
CLASS F SHARES
Net Asset Value,
  beginning of period....     $  10.53        $  14.03     $    23.87    $    20.41    $    17.28    $    15.87
Income from investment
  operations:
    Net investment income
      (loss).............        (0.12)          (0.15)         (0.21)        (0.09)         0.01          0.07
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........        (1.87)          (3.35)         (6.21)         7.73          4.26          4.09
                              --------        --------     ----------    ----------    ----------    ----------
         Total from
            investment
            operations...        (1.99)          (3.50)         (6.42)         7.64          4.27          4.16
Less distributions:
    From net investment
      income.............         0.00            0.00           0.00          0.00^        (0.01)        (0.07)
    From net realized
      gains..............         0.00            0.00          (3.42)        (4.18)        (1.13)        (2.68)
                              --------        --------     ----------    ----------    ----------    ----------
         Total
          distributions..         0.00            0.00          (3.42)        (4.18)        (1.14)        (2.75)
Net Asset Value, end of
  period.................     $   8.54        $  10.53     $    14.03    $    23.87    $    20.41    $    17.28
                              ========        ========     ==========    ==========    ==========    ==========
Total Return/Ratios
    Total return.........       (18.90%)        (24.95%)       (27.23%)       39.06%        25.04%        26.60%
    Net assets, end of
      period (000s)......     $578,213        $865,425     $1,441,466    $3,323,606    $2,360,180    $1,757,449
    Net expenses to
      average net
      assets#............         1.29%**         1.30%          1.06%         1.08%         1.08%         1.10%
    Gross expenses to
      average net
      assets#............         1.29%**         1.31%          1.07%         1.09%         1.10%         1.12%
    Net investment income
      (loss) to average
      net assets.........        (0.45%)**       (0.58%)        (0.58%)       (0.47%)        0.05%         0.48%
    Portfolio turnover
      rate@..............          118%            152%           182%          117%          143%          189%

  ^ Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
  period...........................      $10.57        $14.07      $23.88
Income from investment operations:
    Net investment (loss)..........        0.00^        (0.02)      (0.02)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (2.00)        (3.48)      (6.37)
                                         ------        ------      ------
        Total from investment
          operations...............       (2.00)        (3.50)      (6.39)
Less distributions:
    From net investment income.....        0.00          0.00        0.00
    From net realized gains........        0.00          0.00       (3.42)
                                         ------        ------      ------
        Total distributions........        0.00          0.00       (3.42)
Net Asset Value, end of period.....      $ 8.57        $10.57      $14.07
                                         ======        ======      ======
Total Return/Ratios
    Total return...................      (18.92%)      (24.88%)    (27.08%)
    Net assets, end of period
      (000s).......................      $3,098        $2,023      $    9
    Net expenses to average net
      assets#......................        1.41%**       1.46%       0.79%
    Gross expenses to average net
      assets#......................        1.42%**       1.46%       0.82%
    Net investment (loss) to
      average net assets...........       (0.54%)**     (0.72%)     (0.29%)
    Portfolio turnover rate@.......         118%          152%        182%

  ^ Net investment (loss) for the six months ended June 30, 2002 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  period...........................      $10.38        $14.00      $23.88
Income from investment operations:
    Net investment (loss)..........       (0.26)        (0.19)      (0.09)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (1.77)        (3.43)      (6.37)
                                         ------        ------      ------
        Total from investment
          operations...............       (2.03)        (3.62)      (6.46)
Less distributions:
    From net investment income.....        0.00          0.00        0.00
    From net realized gains........        0.00          0.00       (3.42)
                                         ------        ------      ------
        Total distributions........        0.00          0.00       (3.42)
Net Asset Value, end of period.....      $ 8.35        $10.38      $14.00
                                         ======        ======      ======
Total Return/Ratios
    Total return*..................      (19.56%)      (25.86%)    (27.38%)
    Net assets, end of period
      (000s).......................      $  347        $  621      $  802
    Net expenses to average net
      assets#......................        2.95%**       2.55%       1.29%
    Gross expenses to average net
      assets#......................        2.95%**       2.56%       1.32%
    Net investment (loss) to
      average net assets...........       (2.10%)**     (1.83%)     (0.80%)
    Portfolio turnover rate@.......         118%          152%        182%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets,

0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $99,622 during the six months ended
June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002 the Fund was charged $20,042 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002 Class A, Class B, Class C, and Class T shares were charged $9,331, $23,341, $3,378, and $679, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002 Class B, Class C, Class F, and Class T shares were charged $70,022, $10,134, $951,939,and $679, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,107, $2,420, $2,143, $50,263, $4,424, and $2,364, respectively, for state registration fees. During the six months ended June 30, 2002 annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon

Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $          0
Accumulated Capital Losses........................  $575,343,068
Post-October Capital Loss Deferral................  $ 24,275,720
Post-October Currency Loss Deferral...............  $          0
Federal Tax Cost..................................  $700,625,498
Unrealized Appreciation...........................  $ 15,179,652
Unrealized (Depreciation).........................  $(114,555,665)
Net (Depreciation)................................  $(99,376,013)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                            6/30/02       12/31/01
                                          ------------  ------------
CLASS A
      Shares sold.......................        89,568       768,703
      Shares issued in connection with
        acquisition.....................         8,437             0
      Shares issued for dividends
        reinvested......................             0             0
      Shares redeemed...................      (126,294)     (645,738)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (28,289)      122,965
CLASS B
      Shares sold.......................        82,482       428,141
      Shares issued in connection with
        acquisition.....................        30,576             0
      Shares issued for dividends
        reinvested......................             0             0
      Shares redeemed...................      (179,599)     (340,656)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (66,541)       87,485
CLASS C
      Shares sold.......................        11,680        75,466
      Shares issued in connection with
        acquisition.....................         3,774             0
      Shares issued for dividends
        reinvested......................             0             0
      Shares redeemed...................       (42,697)     (102,946)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................       (27,243)      (27,480)
CLASS F
      Shares sold.......................     3,376,287    12,456,303
      Shares issued in connection with
        acquisition.....................       162,005             0
      Shares issued for dividends
        reinvested......................             0             0
      Shares redeemed...................   (18,038,347)  (33,007,668)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................   (14,500,055)  (20,551,365)
CLASS R
      Shares sold.......................       196,729       211,325
      Shares issued in connection with
        acquisition.....................            48             0
      Shares issued for dividends
        reinvested......................             0             0
      Shares redeemed...................       (26,611)      (20,465)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       170,166       190,860
CLASS T
      Shares sold.......................         1,267        32,467
      Shares issued in connection with
        acquisition.....................           791             0
      Shares issued for dividends
        reinvested......................             0             0
      Shares redeemed...................       (20,397)      (29,888)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (18,339)        2,579

5. ACQUISITION OF DREYFUS FOUNDERS FOCUS FUND
On February 22, 2002, the Fund acquired all the net assets of Dreyfus Founders Focus Fund ("Focus") pursuant to a plan of reorganization approved by Focus shareholders on February 15, 2002. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C, Class F, Class R, and Class T shares of the Fund in the amount of 8,437, 30,576, 3,774, 162,005, 48, and 791 shares, respectively, (valued at $83,443, $297,814, $36,681, $1,602,235, $475, and
$7,690, respectively) for the 14,562, 52,804, 6,515, 279,701, 80, and 1,328
Focus Class A, Class B, Class C, Class F, Class R, and Class T shares outstanding, respectively, on February 22, 2002. Focus' net assets on that date ($2,028,338), including $145,042 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Focus immediately before the acquisition were $808,857,376 and $2,028,338, respectively.

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

DREYFUS FOUNDERS GROWTH FUND
P.O. Box 173655
Denver, CO 80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY -SM-
2930 East Third Avenue
Denver, CO 80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO 64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Additional information about the Fund and its directors is available in the FundOs Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use: August 21, 2002

         (C) 2002 Founders Asset Management LLC, Broker-Dealer.

                                                                    A-636-GRO-02

        Dreyfus Founders
        Growth Fund




        SEMIANNUAL REPORT       June 30, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                                      3

Statement of Investments                                10

Statement of Assets and Liabilities                     14

Statement of Operations                                 16

Statements of Changes in Net Assets                     17

Financial Highlights                                    19

Notes to Financial Statements                           25

Your Board Representatives                              32


PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Semiannual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of June 30, 2002 are included in the Statement of Investments.

   -  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN JARES] A DISCUSSION WITH PORTFOLIO MANAGER
                      JOHN JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK IN THE SIX MONTHS ENDED JUNE 30?

Amid a sea of concerns--ranging from profit warnings and sluggish corporate spending to accounting improprieties and rising international tensions--large-capitalization stocks struggled in the first half of the year. The Dreyfus Founders Growth Fund lagged the -13.16% return of the broad market Standard & PoorOs 500 Index during the period. (See pages 6 and 7 for the Fund's total returns and for an index description.)

WHAT GENERAL MARKET FACTORS MOST IMPACTED THE FUND'S PERFORMANCE DURING THE PERIOD?

Growth stocks have been out of the market's favor since the spring of 2000, and the first half of the year saw a continuation of that pattern. The slowdown in the economy has made it much more difficult for companies to post growth in earnings per share. Further, it is perceived that many growth stocks--particularly in the large-capitalization range--carry high valuations, and investors have therefore been unwilling to pay a premium for these equities.

     The first quarter of 2002 brought an abundance of positive economic news, and this helped large-cap growth stocks post better relative performance. As allegations of questionable accounting practices began to mount, however, investors'

[SIDENOTE]

"WHILE CONSUMERS AT THE END OF THE HALF BECAME SOMEWHAT MORE GUARDED IN THEIR SPENDING THAN IN THE FIRST QUARTER, THEIR SPENDING HAD VERY POSITIVE IMPACTS ON THE MARKET OVERALL."

PERFORMANCE HIGHLIGHTS

- The Fund's overweight position in consumer discretionary stocks was driven entirely by the excellent opportunities uncovered by our bottom-up stockpicking approach.

- Select retail stocks performed well, propelled both by consumer spending and Americans' increasing inclination to invest in their homes.

-    The Fund's holdings in biotech firms fared poorly over the past six months.

- We continue to seek investment opportunities in large-cap companies that we believe have the potential to exhibit superior growth rates and that we feel have sensible valuations.

moods took a sharp turn toward the negative. Further, it became clear that America would not make a quick bounce out of recession; rather, the recovery would likely be slow and tepid. The combination of these factors led investors to maintain their value-stock bias, and large-cap growth stocks dropped nearly -19% in the second quarter, as measured by the Lipper Large-Cap Growth Index.

WHAT MANAGEMENT DECISIONS HAD THE MOST IMPACT ON THE FUND/S PERFORMANCE?

Throughout the half, the Fund maintained an overweight exposure to stocks from the consumer discretionary sector. While consumers at the end of the half became somewhat more guarded in their spending than in the first quarter, this flow of cash had very positive impacts on the market overall.

     The Fund's holdings in the consumer discretionary sector, however, were driven not by our outlook for the sector, but entirely by the excellent opportunities uncovered by our bottom-up stockpicking approach. Primary

-------------------
The Lipper Large-Cap Growth Index is an average of the performance of the 30 largest large-cap growth funds tracked by Lipper Inc., adjusted for the reinvestment of dividends and capital gain distributions and reflective of the management expenses associated with the actual funds included in the Index.

among these was ROYAL CARIBBEAN CRUISES LIMITED, one of the largest holdings in the Fund throughout the period. In the wake of the September 11 terrorist attacks, travel stocks fell sharply; and in the case of Royal Caribbean, we felt this created a very attractive valuation. Our in-house research determined that Wall Street's forecasts for the company's earnings growth were too conservative, and in the end we were proven correct. While we were disappointed that the company's stock price did not more closely track its earnings growth, we like the company's longer-term potential.

Another of our larger holdings was UNION PACIFIC CORPORATION, America's leading railroad carrier. While many companies in the market saw their earnings shrink, Union Pacific benefited from upward earnings revisions during the half. Railroad stocks in general are economically sensitive, rising in good times and falling in bad; and as America has pulled out of recession, this company has seen its volumes begin to increase. We feel that Union Pacific's fundamental strengths could lead to further earnings growth should the economic recovery enter full swing.

LARGEST EQUITY HOLDINGS  (ticker symbol)

    1.  Microsoft Corporation  (MSFT)                4.48%
    2.  Royal Caribbean Cruises Limited  (RCL)       3.55%
    3.  Estee Lauder Companies, Inc. Class A  (EL)   3.27%
    4.  Union Pacific Corporation  (UNP)             2.82%
    5.  Citigroup, Inc.  (C)                         2.78%
    6.  Viacom, Inc. Class B  (VIA.B)                2.55%
    7.  Cendant Corporation  (CD)                    2.12%
    8.  Intel Corporation  (INTC)                    2.10%
    9.  General Electric Company  (GE)               2.10%
   10.  Johnson & Johnson  (JNJ)                     1.89%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

     Select retailers also performed well in the first half's market, buoyed both by consumer spending and Americans' increasing inclination to invest in their own homes. Big-name retailers Wal-Mart Stores, Inc., Home Depot, Inc., and Lowe's Companies, Inc. were each held in the portfolio over the half. While these companies experienced mixed results during the period, we feel their long-term outlook is encouraging.

GROWTH OF $10,000 INVESTMENT

[CHART]

                      GROWTH                 RUSSELL 1000
                       FUND       S&P 500       GROWTH
06/30/1992           10,000.00   10,000.00   10,000.00
07/31/1992           10,436.51   10,421.58   10,447.12
08/31/1992            9,970.24   10,197.24   10,319.16
09/30/1992           10,109.13   10,316.09   10,436.58
10/30/1992           10,466.27   10,372.95   10,593.90
11/30/1992           11,091.27   10,711.02   11,053.82
12/31/1992           11,611.36   10,836.19   11,164.47
01/29/1993           11,974.90   10,936.19   11,036.51
02/26/1993           11,666.44   11,073.35   10,859.62
03/31/1993           12,261.33   11,307.68   11,068.87
04/30/1993           11,831.69   11,044.88   10,625.52
05/28/1993           12,823.17   11,319.76   10,997.37
06/30/1993           13,362.98   11,354.56   10,897.25
07/31/1993           13,451.11   11,328.65   10,702.30
08/31/1993           14,134.13   11,748.12   11,141.89
09/30/1993           14,651.90   11,656.09   11,059.84
10/31/1993           14,640.89   11,908.27   11,366.96
11/30/1993           13,924.82   11,780.53   11,290.93
12/31/1993           14,575.98   11,926.76   11,485.13
01/31/1994           15,470.79   12,341.47   11,751.60
02/28/1994           15,247.08   11,994.52   11,536.32
03/31/1994           14,458.24   11,473.87   10,978.55
04/30/1994           14,246.31   11,632.65   11,028.98
05/31/1994           13,869.55   11,806.26   11,196.09
06/30/1994           12,974.74   11,519.75   10,864.89
07/29/1994           13,551.65   11,909.82   11,235.98
08/31/1994           14,422.92   12,389.36   11,861.50
09/30/1994           14,210.99   12,083.99   11,701.17
10/31/1994           14,658.39   12,365.65   11,975.91
11/30/1994           13,987.29   11,905.61   11,592.02
12/31/1994           14,088.34   12,081.33   11,786.23
01/31/1995           13,991.43   12,402.27   12,038.39
02/28/1995           14,669.80   12,874.67   12,542.72
03/31/1995           15,251.26   13,257.06   12,908.54
04/28/1995           15,590.45   13,656.66   13,190.82
05/31/1995           16,111.34   14,186.29   13,649.98
06/30/1995           17,213.70   14,521.70   14,176.84
07/31/1995           18,885.40   15,012.68   14,765.99
08/31/1995           18,885.40   15,041.89   14,782.12
09/29/1995           19,733.36   15,674.72   15,463.50
10/31/1995           19,733.36   15,629.11   15,474.21
11/30/1995           20,363.28   16,302.41   16,075.64
12/31/1995           20,511.10   16,616.40   16,167.80
01/31/1996           20,872.17   17,192.91   16,708.62
02/29/1996           21,524.86   17,340.97   17,014.19
03/29/1996           21,663.73   17,509.09   17,036.03
04/30/1996           22,705.25   17,778.39   17,484.26
05/31/1996           23,566.25   18,220.66   18,095.19
06/28/1996           23,094.09   18,294.28   18,119.77
07/31/1996           21,372.10   17,493.80   17,058.14
08/30/1996           22,177.55   17,859.15   17,498.42
09/30/1996           23,413.49   18,860.72   18,772.62
10/31/1996           23,246.84   19,392.27   18,885.73
11/29/1996           24,732.75   20,849.75   20,303.71
12/31/1996           23,909.07   20,436.69   19,906.20
01/31/1997           25,295.10   21,722.29   21,302.37
02/28/1997           24,737.67   21,880.52   21,158.13
03/31/1997           23,984.40   20,978.03   20,013.15
04/30/1997           25,174.58   22,239.47   21,342.08
05/30/1997           26,771.53   23,575.80   22,882.25
06/30/1997           28,278.09   24,633.59   23,798.02
07/31/1997           30,778.97   26,606.96   25,902.77
08/29/1997           29,302.54   25,114.69   24,386.67
09/30/1997           30,778.97   26,487.38   25,586.72
10/31/1997           29,453.20   25,613.55   24,641.01
11/28/1997           29,709.31   26,790.10   25,687.64
12/31/1997           30,266.23   27,251.23   25,975.40
01/30/1998           30,599.02   27,564.12   26,752.12
02/27/1998           32,578.23   29,535.75   28,764.47
03/31/1998           34,294.72   31,050.10   29,911.14
04/30/1998           34,820.17   31,360.88   30,325.06
05/29/1998           34,294.72   30,803.23   29,464.56
06/30/1998           36,168.84   32,056.88   31,269.14
07/31/1998           35,625.87   31,735.02   31,062.16
08/31/1998           29,425.50   27,142.91   26,400.48
09/30/1998           31,247.08   28,875.28   28,428.49
10/30/1998           33,453.99   31,241.01   30,713.33
11/30/1998           35,117.93   33,126.76   33,049.54
12/31/1998           37,843.34   35,037.41   36,029.62
01/29/1999           40,476.24   36,511.09   38,145.21
02/26/1999           39,419.37   35,356.70   36,402.61
03/31/1999           41,588.74   36,769.77   38,319.79
04/30/1999           41,032.49   38,202.45   38,368.79
05/28/1999           39,326.66   37,283.37   37,189.62
06/30/1999           42,015.19   39,359.03   39,794.56
07/30/1999           40,587.49   38,135.41   38,529.92
08/31/1999           40,643.12   37,943.03   39,159.20
09/30/1999           39,938.54   36,900.53   38,336.47
10/29/1999           43,257.48   39,252.63   41,232.22
11/30/1999           45,538.09   40,034.61   43,456.53
12/31/1999           52,625.30   42,391.56   47,976.67
01/31/2000           50,729.29   40,269.12   45,726.76
02/29/2000           56,064.57   39,495.26   47,962.36
03/31/2000           57,475.56   43,358.79   51,394.81
04/28/2000           50,574.96   42,057.97   48,949.19
05/31/2000           46,650.66   41,178.93   46,484.76
06/30/2000           50,552.92   42,205.13   50,007.53
07/31/2000           49,362.40   41,551.43   47,922.47
08/31/2000           54,807.91   44,116.96   52,261.95
09/29/2000           51,082.03   41,793.90   47,318.03
10/31/2000           46,253.82   41,629.17   45,079.41
11/30/2000           38,691.83   38,330.45   38,434.32
12/29/2000           38,295.91   38,521.55   37,217.91
01/31/2001           39,524.22   39,892.59   39,789.24
02/28/2001           33,246.20   36,241.98   33,034.25
03/30/2001           29,779.65   33,952.42   29,439.22
04/30/2001           32,427.33   36,597.44   33,162.97
05/31/2001           31,663.05   36,821.97   32,674.44
06/29/2001           30,816.88   35,937.97   31,917.95
07/31/2001           29,561.28   35,591.21   31,120.06
08/31/2001           27,186.55   33,352.01   28,575.84
09/28/2001           25,193.96   30,655.07   25,722.24
10/31/2001           25,930.95   31,245.23   27,071.89
11/30/2001           28,660.52   33,646.86   29,672.56
12/31/2001           28,742.41   33,940.52   29,616.86
01/31/2002           28,715.11   33,452.00   29,093.71
02/28/2002           27,295.73   32,792.72   27,886.34
03/28/2002           28,988.07   34,034.37   28,850.58
04/30/2002           26,804.41   31,971.91   26,496.05
05/31/2002           25,958.24   31,735.30   25,855.48
06/28/2002           23,310.56   29,474.31   23,463.30

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 6/30/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & PoorOs (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

WHAT HINDERED THE FUND'S PERFORMANCE DURING THE HALF?

Our holdings in biotech firms fared poorly over the past six months. We had felt this sector deserved our attention, as these companies are generally immune from the patent expiration issues faced by traditional pharmaceutical firms, and their small revenue bases mean that even a minor increase in income can have a substantial impact on earnings growth. One of our poorest-performing holdings in this area was Genzyme, which we sold after an earnings disappointment and an announcement that it was holding a substantial oversupply of its dialysis product Renagel. The Fund's investment in biotech firm AMGEN, INC. also detracted from performance.

                AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                            YEAR-TO-       1             5           10         SINCE
(INCEPTION DATE)                 DATE          YEAR         YEARS        YEARS     INCEPTION
--------------------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
   With sales charge (5.75%)    (23.63%)     (28.80%)       --             --       (29.53%)
   Without sales charge         (18.99%)     (24.45%)       --             --       (27.84%)
CLASS B SHARES (12/31/99)
   With redemption*             (22.50%)     (27.98%)       --             --      (29.01%)
   Without redemption           (19.27%)     (24.98%)       --             --       (28.31%)
CLASS C SHARES (12/31/99)
   With redemption**            (20.02%)     (25.82%)       --             --       (28.35%)
   Without redemption           (19.21%)     (25.07%)       --             --       (28.35%)
CLASS F SHARES (1/5/62)         (18.90%)     (24.36%)     (3.79%)         8.83%        n/a
CLASS R SHARES (12/31/99)       (18.92%)     (24.49%)       --             --       (27.72%)
Class T Shares (12/31/99)
   With sales charge (4.50%)    (23.18%)     (29.18%)       --             --       (29.75%)
   Without sales charge         (19.56%)     (25.84%)       --             --       (28.44%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Total return is not annualized.

     One of the broad themes impacting the market was that investors had been valuing many companies based on their EBITDA numbers--which show earnings before interest, taxes, depreciation, and amortization--and the recent crisis of confidence in accounting has rendered EBITDA valuations suspect. Unfortunately, companies that used them were subjected to a harsh downward revaluation by the marketplace.

     Media giant AOL TIME WARNER, INC. faced this and other troubles, including a slowdown in subscriber growth at America Online and other revenue concerns at Time Warner. We cut the Fund's exposure to this company in half; but in retrospect, we would have benefited more by selling it entirely. Cable company COMCAST CORPORATION SPECIAL CLASS A has also seen its stock price drop due to an EBITDA-related revaluation and questions over its decision to acquire AT&T Broadband (not a Fund holding).

WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR, AND HOW WILL THIS VIEW DETERMINE YOUR STRATEGY GOING FORWARD?

We believe the market will have to come to terms with three major issues in the months ahead. The first and most basic is the health of American corporations. Average earnings for companies in the S&P 500 dropped

PORTFOLIO COMPOSITION
[CHART]

Consumer Discretionary        22.41%
Information Technology        20.32%
Healthcare                    11.39%
Industrials                   11.35%
Consumer Staples              10.42%
Financials                     9.45%
Materials                      2.59%
Cash & Equivalents            12.07%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

sharply in the first quarter and much more modestly in the second. At the same time, corporate spending, especially on information technology, was quite weak. However, we feel that corporate fundamentals are improving, although it may take some time before we see healthy growth in earnings and spending.

     Second, the explosion of accounting scandals has rocked investor confidence in the equity marketplace. Investors are likely to remain on edge for some time, and even companies with strong business models may be severely punished for minor infractions. Also, companies once audited by Arthur Andersen may find their financial records subjected to intense scrutiny. But as the bear market has begun to excise the manufacturing capacity glut that helped cause it, there is hope that stern financial oversight measures today may help restore investor confidence down the road.

     The potential for a war with Iraq constitutes another weight on the market, and the uncertainty surrounding it has resulted in a general dampening of stock prices. While we consider such a war to be a possibility, we believe that the uncertainty surrounding it--not the fear of war itself--is the negative impact. Once the situation grows more clear, we feel this downward pressure could ease.

     We continue to search one-by-one for investment opportunities in large-cap companies that we believe have the potential to exhibit superior growth rates, and that we feel have sensible valuations.


/s/ John Jares

John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-83.6%
AEROSPACE & DEFENSE-1.0%
       86,925  Lockheed Martin Corporation.......................       $  6,041,287
                                                                        ------------
ALUMINUM-1.0%
      176,550  Alcoa, Inc........................................          5,852,632
                                                                        ------------
APPLICATION SOFTWARE-1.5%
      120,000  Retek, Inc.*......................................          2,916,000
      431,325  Siebel Systems, Inc.*.............................          6,133,441
                                                                        ------------
                                                                           9,049,441
                                                                        ------------
BANKS-1.3%
      109,825  Bank of America Corporation.......................          7,727,286
                                                                        ------------
BIOTECHNOLOGY-2.5%
      246,560  Amgen, Inc.*......................................         10,325,932
      183,850  MedImmune, Inc.*..................................          4,853,639
                                                                        ------------
                                                                          15,179,571
                                                                        ------------
BROADCASTING & CABLE TV-2.5%
      294,200  Clear Channel Communications, Inc.*...............          9,420,283
      243,758  Comcast Corporation Special Class A*..............          5,711,249
                                                                        ------------
                                                                          15,131,532
                                                                        ------------
CASINOS & GAMING-0.8%
      169,275  Mandalay Resort Group*............................          4,666,911
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-1.2%
      189,550  Best Buy Company, Inc.*...........................          6,880,665
                                                                        ------------
COMPUTER HARDWARE-0.8%
      181,835  Dell Computer Corporation*........................          4,753,167
                                                                        ------------
CONSUMER FINANCE-1.4%
      250,800  MBNA Corporation..................................          8,293,956
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE

------------------------------------------------------------------------------------

DEPARTMENT STORES-1.4%
      120,304  Kohl's Corporation*...............................       $  8,430,904
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-2.1%
      806,875  Cendant Corporation*..............................         12,813,175
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-5.0%
      434,317  Citigroup, Inc....................................         16,829,784
      117,325  Goldman Sachs Group, Inc..........................          8,605,789
      114,275  Morgan Stanley....................................          4,922,967
                                                                        ------------
                                                                          30,358,540
                                                                        ------------
DRUG RETAIL-1.6%
      251,950  Walgreen Company..................................          9,732,829
                                                                        ------------
FOOD RETAIL-0.9%
      262,000  Kroger Company*...................................          5,213,800
                                                                        ------------
FOREST PRODUCTS-0.8%
       69,850  Weyerhaeuser Company..............................          4,459,923
                                                                        ------------
GENERAL MERCHANDISE STORES-2.2%
      153,575  Costco Wholesale Corporation*.....................          5,931,067
      127,296  Wal-Mart Stores, Inc..............................          7,002,553
                                                                        ------------
                                                                          12,933,620
                                                                        ------------
HEALTHCARE DISTRIBUTORS & SERVICES-0.9%
       96,250  Express Scripts, Inc. Class A*....................          4,823,088
       29,175  Omnicare, Inc.....................................            766,136
                                                                        ------------
                                                                           5,589,224
                                                                        ------------
HEALTHCARE EQUIPMENT-0.7%
      101,269  Medtronic, Inc....................................          4,339,377
                                                                        ------------
HOME IMPROVEMENT RETAIL-2.9%
      185,591  Home Depot, Inc...................................          6,816,757
      233,750  Lowe's Companies, Inc.............................         10,612,250
                                                                        ------------
                                                                          17,429,007
                                                                        ------------
HOUSEHOLD PRODUCTS-1.7%
      117,625  Procter & Gamble Company..........................         10,503,913
                                                                        ------------
INDUSTRIAL CONGLOMERATES-3.6%
       74,025  3M Company........................................          9,105,075
      437,859  General Electric Company..........................         12,719,804
                                                                        ------------
                                                                          21,824,879
                                                                        ------------
INDUSTRIAL GASES-0.9%
       93,900  Praxair, Inc......................................          5,349,483
                                                                        ------------
INDUSTRIAL MACHINERY-1.1%
       94,200  Illinois Tool Works, Inc..........................          6,492,264
                                                                        ------------
INSURANCE BROKERS-0.8%
       53,350  Marsh & McLennan Companies, Inc...................          5,153,610
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
LEISURE FACILITIES-3.5%
    1,100,805  Royal Caribbean Cruises Limited...................       $ 21,465,698
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.3%
      151,800  Harley-Davidson, Inc..............................          7,782,786
                                                                        ------------
MOVIES & ENTERTAINMENT-4.8%
      407,502  AOL Time Warner, Inc.*............................          5,994,354
      347,996  Viacom, Inc. Class B*.............................         15,440,583
      403,975  Walt Disney Company...............................          7,635,128
                                                                        ------------
                                                                          29,070,065
                                                                        ------------
MULTI-LINE INSURANCE-0.9%
       83,124  American International Group, Inc.................          5,671,551
                                                                        ------------
NETWORKING EQUIPMENT-2.3%
      361,575  Brocade Communications Systems, Inc.*.............          6,320,331
      562,630  Cisco Systems, Inc.*..............................          7,848,689
                                                                        ------------
                                                                          14,169,020
                                                                        ------------
PERSONAL PRODUCTS-3.3%
      562,450  Estee Lauder Companies, Inc. Class A..............         19,798,240
                                                                        ------------
PHARMACEUTICALS-5.5%
       62,052  Abbott Laboratories...............................          2,336,258
      138,400  Allergan, Inc.....................................          9,238,200
      219,250  Johnson & Johnson.................................         11,458,005
      199,413  Pfizer, Inc.......................................          6,979,455
       62,957  Wyeth.............................................          3,223,398
                                                                        ------------
                                                                          33,235,316
                                                                        ------------
PUBLISHING-0.9%
      129,812  Tribune Company...................................          5,646,822
                                                                        ------------
RAILROADS-3.5%
      128,025  CSX Corporation...................................          4,456,550
      269,800  Union Pacific Corporation.........................         17,072,944
                                                                        ------------
                                                                          21,529,494
                                                                        ------------
RESTAURANTS-1.0%
      219,250  McDonald's Corporation............................          6,237,663
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-1.6%
       69,125  KLA-Tencor Corporation*...........................          3,040,809
      198,750  Novellus Systems, Inc.*...........................          6,757,500
                                                                        ------------
                                                                           9,798,309
                                                                        ------------
SEMICONDUCTORS-5.3%
      696,701  Intel Corporation.................................         12,728,727
      210,675  Maxim Integrated Products, Inc.*..................          8,075,173
      153,250  Micron Technology, Inc.*..........................          3,098,715
      352,216  Texas Instruments, Inc............................          8,347,519
                                                                        ------------
                                                                          32,250,134
                                                                        ------------

SOFT DRINKS-2.6%
      119,950  Coca-Cola Company.................................          6,717,200
      191,270  PepsiCo, Inc......................................          9,219,214
                                                                        ------------
                                                                          15,936,414
                                                                        ------------


SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
SYSTEMS SOFTWARE-6.2%
      177,125  Adobe Systems, Inc................................       $  5,048,063
      501,388  Microsoft Corporation*............................         27,135,119
      279,985  VERITAS Software Corporation*.....................          5,540,903
                                                                        ------------
                                                                          37,724,085
                                                                        ------------
TOBACCO-0.3%
       42,750  Philip Morris Companies, Inc......................          1,867,320
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$590,828,741)..............................................        506,383,913
                                                                        ------------
COMMON STOCKS (FOREIGN)-4.3%
BIOTECHNOLOGY-1.7%
      649,325  Serono SA ADR (SZ)................................         10,583,998
                                                                        ------------
IT CONSULTING & SERVICES-1.0%
      303,946  Accenture Limited Class A ADR (BD)*...............          5,774,974
                                                                        ------------
SEMICONDUCTORS-1.6%
      265,900  STMicroelectronics NV ADR (SZ)....................          6,469,347
      233,712  Taiwan Semiconductor Manufacturing Company Limited
               Sponsored ADR (TW)*...............................          3,038,256
                                                                        ------------
                                                                           9,507,603
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$32,296,453)...............................................         25,866,575
                                                                        ------------
PRINCIPLE                                                                AMORTIZED
AMOUNT                                                                      COST
------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-11.4%
AIR FREIGHT & LOGISTICS-4.6%
$  27,600,000  United Parcel Service, Inc.
               1.88% 7/1/02......................................       $ 27,600,000
                                                                        ------------
AUTOMOBILE MANUFACTURERS-3.4%
   21,000,000  Toyota Motor Credit Corporation
               1.68% 7/1/02......................................         21,000,000
                                                                        ------------
PHARMACEUTICALS-3.4%
   20,400,000  Merck & Company, Inc.
               1.77% 7/2/02......................................         20,398,997
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$68,998,997).....................................         68,998,997
                                                                        ------------
TOTAL INVESTMENTS-99.3%
(TOTAL COST-$692,124,191)........................................        601,249,485

OTHER ASSETS AND LIABILITIES-0.7%................................          4,116,907
                                                                        ------------
NET ASSETS-100.0%................................................       $605,366,392
                                                                        ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $692,124,191
                                                    ------------
Investment securities, at market..................   601,249,485
Cash..............................................     1,546,179
Receivables:
  Investment securities sold......................    25,072,918
  Capital shares sold.............................       195,104
  Dividends.......................................       379,182
  From transfer agent.............................        40,413
Other assets......................................        13,873
                                                    ------------
    Total Assets..................................   628,497,154
                                                    ------------

LIABILITIES
Payables:
  Investment securities purchased.................    19,466,091
  Capital shares redeemed.........................     2,779,979
  Advisory fees...................................       382,986
  Shareholder servicing fees......................        51,866
  Accounting fees.................................        29,385
  Distribution fees...............................       281,904
  Other...........................................       138,551
                                                    ------------
    Total Liabilities.............................    23,130,762
                                                    ------------
Net Assets........................................  $605,366,392
                                                    ============

Net Assets--Class A...............................  $  6,077,701
Shares Outstanding--Class A.......................       712,123
Net Asset Value, Redemption Price Per Share.......  $       8.53
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $       9.05

Net Assets--Class B...............................  $ 15,454,976
Shares Outstanding--Class B.......................     1,843,665
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       8.38

Net Assets--Class C...............................  $  2,176,747
Shares Outstanding--Class C.......................       260,207
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       8.37

Net Assets--Class F...............................  $578,212,941
Shares Outstanding--Class F.......................    67,671,601
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       8.54

Net Assets--Class R...............................  $  3,097,514
Shares Outstanding--Class R.......................       361,648
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       8.57

Net Assets--Class T...............................  $    346,513
Shares Outstanding--Class T.......................        41,508
Net Asset Value, Redemption Price Per Share.......  $       8.35
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $       8.74

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $     2,586,240
  Interest........................................          776,482
  Foreign taxes withheld..........................          (19,138)
                                                    ---------------
    Total Investment Income.......................        3,343,584
                                                    ---------------
Expenses:
  Advisory fees--Note 2...........................        2,815,059
  Shareholder servicing fees--Note 2..............          328,299
  Accounting fees--Note 2.........................          121,945
  Distribution fees--Note 2.......................        1,032,774
  Transfer agency fees--Note 2....................          591,232
  Registration fees--Note 2.......................           63,721
  Postage and mailing expenses....................           70,630
  Custodian fees and expenses--Note 2.............           14,633
  Printing expenses...............................           50,110
  Legal and audit fees............................           67,386
  Directors' fees and expenses....................           29,998
  Other expenses..................................           42,301
                                                    ---------------
    Total Expenses................................        5,228,088
    Earnings Credits..............................          (12,855)
    Expense Offset to Broker Commissions..........           (2,461)
                                                    ---------------
    Net Expenses..................................        5,212,772
                                                    ---------------
  Net Investment (Loss)...........................       (1,869,188)
                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....      (51,614,206)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................      (94,200,073)
                                                    ---------------
  Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions...     (145,814,279)
                                                    ---------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $  (147,683,467)
                                                    ===============

Purchases of long-term securities.................  $   392,616,392
Proceeds from sales of long-term securities.......  $   535,381,079

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS
                                              ENDED       YEAR ENDED
                                             6/30/02       12/31/01
                                          -------------  -------------
OPERATIONS
Net Investment (Loss)...................  $  (1,869,188) $  (6,493,667)
Net Realized (Loss) from Security
  Transactions..........................    (51,614,206)  (500,420,277)
Net Change in Unrealized
  Appreciation/Depreciation.............    (94,200,073)   150,377,365
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (147,683,467)  (356,536,579)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................              0              0
  Class B...............................              0              0
  Class C...............................              0              0
  Class F...............................              0              0
  Class R...............................              0              0
  Class T...............................              0              0
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................              0              0
                                          -------------  -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                            SIX MONTHS
                                              ENDED         YEAR ENDED
                                             6/30/02         12/31/01
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $      903,998  $    8,718,130
  Class B...............................         821,150       5,046,747
  Class C...............................         119,778         872,746
  Class F...............................      34,483,264     144,240,162
  Class R...............................       1,994,274       2,393,330
  Class T...............................          12,665         326,557
Shares issued in connection with
  acquisition--Note 5
  Class A...............................          83,443               0
  Class B...............................         297,814               0
  Class C...............................          36,681               0
  Class F...............................       1,602,235               0
  Class R...............................             475               0
  Class T...............................           7,690               0
Reinvested dividends and distributions
  Class A...............................               0               0
  Class B...............................               0               0
  Class C...............................               0               0
  Class F...............................               0               0
  Class R...............................               0               0
  Class T...............................               0               0
                                          --------------  --------------
                                              40,363,467     161,597,672
Cost of shares redeemed
  Class A...............................      (1,248,855)     (6,306,430)
  Class B...............................      (1,749,887)     (3,714,222)
  Class C...............................        (429,451)     (1,109,434)
  Class F...............................    (182,101,481)   (375,396,792)
  Class R...............................        (261,285)       (218,572)
  Class T...............................        (193,998)       (318,291)
                                          --------------  --------------
                                            (185,984,957)   (387,063,741)
                                          --------------  --------------
Net (Decrease) from Capital Share
  Transactions..........................    (145,621,490)   (225,466,069)
                                          --------------  --------------
Net (Decrease) in Net Assets............    (293,304,957)   (582,002,648)

NET ASSETS
  Beginning of period...................  $  898,671,349  $1,480,673,997
                                          --------------  --------------
  End of period.........................  $  605,366,392  $  898,671,349
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,388,859,806  $1,534,336,254
Accumulated undistributed net investment
  (loss)................................      (1,869,188)              0
Accumulated undistributed net realized
  (loss) from security transactions.....    (690,749,558)   (639,135,352)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................     (90,874,668)      3,470,447
                                          --------------  --------------
Total...................................  $  605,366,392  $  898,671,349
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  period...........................      $10.53        $14.02      $23.88
Income from investment operations:
    Net investment (loss)..........       (0.03)        (0.05)      (0.05)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (1.97)        (3.44)      (6.39)
                                         ------        ------      ------
        Total from investment
          operations...............       (2.00)        (3.49)      (6.44)
Less distributions:
    From net investment income.....        0.00          0.00        0.00
    From net realized gains........        0.00          0.00       (3.42)
                                         ------        ------      ------
        Total distributions........        0.00          0.00       (3.42)
Net Asset Value, end of period.....      $ 8.53        $10.53      $14.02
                                         ======        ======      ======
Total Return/Ratios
    Total return*..................      (18.99%)      (24.89%)    (27.30%)
    Net assets, end of period
      (000s).......................      $6,078        $7,795      $8,655
    Net expenses to average net
      assets#......................        1.39%**       1.20%       1.05%
    Gross expenses to average net
      assets#......................        1.39%**       1.21%       1.08%
    Net investment (loss) to
      average net assets...........       (0.54%)**     (0.47%)     (0.54%)
    Portfolio turnover rate@.......         118%          152%        182%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  period...........................      $ 10.38      $ 13.91     $ 23.88
Income from investment operations:
    Net investment (loss)..........        (0.07)       (0.13)      (0.11)
    Net (losses) on securities
      (both realized and
      unrealized)..................        (1.93)       (3.40)      (6.44)
                                         -------      -------     -------
        Total from investment
          operations...............        (2.00)       (3.53)      (6.55)
Less distributions:
    From net investment income.....         0.00         0.00        0.00
    From net realized gains........         0.00         0.00       (3.42)
                                         -------      -------     -------
        Total distributions........         0.00         0.00       (3.42)
Net Asset Value, end of period.....      $  8.38      $ 10.38     $ 13.91
                                         =======      =======     =======
Total Return/Ratios
    Total return*..................       (19.27%)     (25.38%)    (27.77%)
    Net assets, end of period
      (000s).......................      $15,455      $19,829     $25,359
    Net expenses to average net
      assets#......................         2.12%**      1.92%       1.80%
    Gross expenses to average net
      assets#......................         2.12%**      1.93%       1.82%
    Net investment (loss) to
      average net assets...........        (1.27%)**    (1.20%)     (1.29%)
    Portfolio turnover rate@.......          118%         152%        182%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  period...........................      $10.36        $13.92      $23.88
Income from investment operations:
    Net investment (loss)..........       (0.11)        (0.18)      (0.10)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (1.88)        (3.38)      (6.44)
                                         ------        ------      ------
        Total from investment
          operations...............       (1.99)        (3.56)      (6.54)
Less distributions:
    From net investment income.....        0.00          0.00        0.00
    From net realized gains........        0.00          0.00       (3.42)
                                         ------        ------      ------
        Total distributions........        0.00          0.00       (3.42)
Net Asset Value, end of period.....      $ 8.37        $10.36      $13.92
                                         ======        ======      ======
Total Return/Ratios
    Total return*..................      (19.21%)      (25.58%)    (27.72%)
    Net assets, end of period
      (000s).......................      $2,177        $2,979      $4,384
    Net expenses to average net
      assets#......................        2.32%**       2.10%       1.80%
    Gross expenses to average net
      assets#......................        2.33%**       2.11%       1.82%
    Net investment (loss) to
      average net assets...........       (1.47%)**     (1.38%)     (1.28%)
    Portfolio turnover rate@.......         118%          152%        182%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                             SIX MONTHS
                                ENDED                             YEAR ENDED DECEMBER 31,
                              JUNE 30,      --------------------------------------------------------------------
                                2002            2001          2000          1999          1998          1997
                           ---------------  ------------  ------------  ------------  ------------  ------------
CLASS F SHARES
Net Asset Value,
  beginning of period....     $  10.53        $  14.03     $    23.87    $    20.41    $    17.28    $    15.87
Income from investment
  operations:
    Net investment income
      (loss).............        (0.12)          (0.15)         (0.21)        (0.09)         0.01          0.07
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........        (1.87)          (3.35)         (6.21)         7.73          4.26          4.09
                              --------        --------     ----------    ----------    ----------    ----------
         Total from
            investment
            operations...        (1.99)          (3.50)         (6.42)         7.64          4.27          4.16
Less distributions:
    From net investment
      income.............         0.00            0.00           0.00          0.00^        (0.01)        (0.07)
    From net realized
      gains..............         0.00            0.00          (3.42)        (4.18)        (1.13)        (2.68)
                              --------        --------     ----------    ----------    ----------    ----------
         Total
          distributions..         0.00            0.00          (3.42)        (4.18)        (1.14)        (2.75)
Net Asset Value, end of
  period.................     $   8.54        $  10.53     $    14.03    $    23.87    $    20.41    $    17.28
                              ========        ========     ==========    ==========    ==========    ==========
Total Return/Ratios
    Total return.........       (18.90%)        (24.95%)       (27.23%)       39.06%        25.04%        26.60%
    Net assets, end of
      period (000s)......     $578,213        $865,425     $1,441,466    $3,323,606    $2,360,180    $1,757,449
    Net expenses to
      average net
      assets#............         1.29%**         1.30%          1.06%         1.08%         1.08%         1.10%
    Gross expenses to
      average net
      assets#............         1.29%**         1.31%          1.07%         1.09%         1.10%         1.12%
    Net investment income
      (loss) to average
      net assets.........        (0.45%)**       (0.58%)        (0.58%)       (0.47%)        0.05%         0.48%
    Portfolio turnover
      rate@..............          118%            152%           182%          117%          143%          189%

  ^ Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
  period...........................      $10.57        $14.07      $23.88
Income from investment operations:
    Net investment (loss)..........        0.00^        (0.02)      (0.02)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (2.00)        (3.48)      (6.37)
                                         ------        ------      ------
        Total from investment
          operations...............       (2.00)        (3.50)      (6.39)
Less distributions:
    From net investment income.....        0.00          0.00        0.00
    From net realized gains........        0.00          0.00       (3.42)
                                         ------        ------      ------
        Total distributions........        0.00          0.00       (3.42)
Net Asset Value, end of period.....      $ 8.57        $10.57      $14.07
                                         ======        ======      ======
Total Return/Ratios
    Total return...................      (18.92%)      (24.88%)    (27.08%)
    Net assets, end of period
      (000s).......................      $3,098        $2,023      $    9
    Net expenses to average net
      assets#......................        1.41%**       1.46%       0.79%
    Gross expenses to average net
      assets#......................        1.42%**       1.46%       0.82%
    Net investment (loss) to
      average net assets...........       (0.54%)**     (0.72%)     (0.29%)
    Portfolio turnover rate@.......         118%          152%        182%

  ^ Net investment (loss) for the six months ended June 30, 2002 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           YEAR ENDED
                                       SIX MONTHS         DECEMBER 31,
                                         ENDED       ----------------------
                                     JUNE 30, 2002      2001        2000
                                     --------------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  period...........................      $10.38        $14.00      $23.88
Income from investment operations:
    Net investment (loss)..........       (0.26)        (0.19)      (0.09)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (1.77)        (3.43)      (6.37)
                                         ------        ------      ------
        Total from investment
          operations...............       (2.03)        (3.62)      (6.46)
Less distributions:
    From net investment income.....        0.00          0.00        0.00
    From net realized gains........        0.00          0.00       (3.42)
                                         ------        ------      ------
        Total distributions........        0.00          0.00       (3.42)
Net Asset Value, end of period.....      $ 8.35        $10.38      $14.00
                                         ======        ======      ======
Total Return/Ratios
    Total return*..................      (19.56%)      (25.86%)    (27.38%)
    Net assets, end of period
      (000s).......................      $  347        $  621      $  802
    Net expenses to average net
      assets#......................        2.95%**       2.55%       1.29%
    Gross expenses to average net
      assets#......................        2.95%**       2.56%       1.32%
    Net investment (loss) to
      average net assets...........       (2.10%)**     (1.83%)     (0.80%)
    Portfolio turnover rate@.......         118%          152%        182%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets,

0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $99,622 during the six months ended
June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002 the Fund was charged $20,042 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002 Class A, Class B, Class C, and Class T shares were charged $9,331, $23,341, $3,378, and $679, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002 Class B, Class C, Class F, and Class T shares were charged $70,022, $10,134, $951,939,and $679, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,107, $2,420, $2,143, $50,263, $4,424, and $2,364, respectively, for state registration fees. During the six months ended June 30, 2002 annual state registration fees did not exceed 2.00% of the average daily net assets for any class of the Fund's shares.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon

Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $          0
Accumulated Capital Losses........................  $575,343,068
Post-October Capital Loss Deferral................  $ 24,275,720
Post-October Currency Loss Deferral...............  $          0
Federal Tax Cost..................................  $700,625,498
Unrealized Appreciation...........................  $ 15,179,652
Unrealized (Depreciation).........................  $(114,555,665)
Net (Depreciation)................................  $(99,376,013)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                            6/30/02       12/31/01
                                          ------------  ------------
CLASS A
      Shares sold.......................        89,568       768,703
      Shares issued in connection with
        acquisition.....................         8,437             0
      Shares issued for dividends
        reinvested......................             0             0
      Shares redeemed...................      (126,294)     (645,738)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (28,289)      122,965
CLASS B
      Shares sold.......................        82,482       428,141
      Shares issued in connection with
        acquisition.....................        30,576             0
      Shares issued for dividends
        reinvested......................             0             0
      Shares redeemed...................      (179,599)     (340,656)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (66,541)       87,485
CLASS C
      Shares sold.......................        11,680        75,466
      Shares issued in connection with
        acquisition.....................         3,774             0
      Shares issued for dividends
        reinvested......................             0             0
      Shares redeemed...................       (42,697)     (102,946)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................       (27,243)      (27,480)
CLASS F
      Shares sold.......................     3,376,287    12,456,303
      Shares issued in connection with
        acquisition.....................       162,005             0
      Shares issued for dividends
        reinvested......................             0             0
      Shares redeemed...................   (18,038,347)  (33,007,668)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................   (14,500,055)  (20,551,365)
CLASS R
      Shares sold.......................       196,729       211,325
      Shares issued in connection with
        acquisition.....................            48             0
      Shares issued for dividends
        reinvested......................             0             0
      Shares redeemed...................       (26,611)      (20,465)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       170,166       190,860
CLASS T
      Shares sold.......................         1,267        32,467
      Shares issued in connection with
        acquisition.....................           791             0
      Shares issued for dividends
        reinvested......................             0             0
      Shares redeemed...................       (20,397)      (29,888)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (18,339)        2,579

5. ACQUISITION OF DREYFUS FOUNDERS FOCUS FUND
On February 22, 2002, the Fund acquired all the net assets of Dreyfus Founders Focus Fund ("Focus") pursuant to a plan of reorganization approved by Focus shareholders on February 15, 2002. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C, Class F, Class R, and Class T shares of the Fund in the amount of 8,437, 30,576, 3,774, 162,005, 48, and 791 shares, respectively, (valued at $83,443, $297,814, $36,681, $1,602,235, $475, and
$7,690, respectively) for the 14,562, 52,804, 6,515, 279,701, 80, and 1,328
Focus Class A, Class B, Class C, Class F, Class R, and Class T shares outstanding, respectively, on February 22, 2002. Focus' net assets on that date ($2,028,338), including $145,042 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Focus immediately before the acquisition were $808,857,376 and $2,028,338, respectively.

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

                        For More Information


                                DREYFUS FOUNDERS
                                GROWTH FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2002 Dreyfus Service Corporation                            213SA0602

SEMIANNUAL REPORT

DREYFUS FOUNDERS
GROWTH AND INCOME FUND

Investment Update
June 30, 2002






[DREYFUS FOUNDERS FUND LOGO]

TABLE OF CONTENTS

Management Overview                      3
Statement of Investments                10
Statement of Assets and Liabilities     15
Statement of Operations                 17
Statements of Changes in Net Assets     18
Financial Highlights                    20
Notes to Financial Statements           26
Your Board Representatives              32

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Semiannual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications







The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of June 30, 2002 are included in the Statement of Investments.

-  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN JARES]

A DISCUSSION WITH PORTFOLIO MANAGER
JOHN JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS IN THE SIX MONTHS ENDED JUNE 30?

Investors had high hopes that the economy and the market would begin to recover in 2002. Unfortunately, these hopes were largely dashed in the first half. Economic indicators did show that an economic recovery was underway, but early optimism that this recovery would be quick and strong eventually gave way to more realistic projections of a slow, lower-level rebound. Taken aback by this, and weighed down with a host of other concerns, investors retained their cautiousness, and equities in many areas of the market suffered.

     The Dreyfus Founders Growth and Income Fund was challenged by this environment; it underperformed the -13.16% return posted by the broad market Standard & Poor's 500 Index. (See pages 6 and 7 for the Fund's total returns and for an index description.)

HOW DID OVERALL MARKET FACTORS INFLUENCE THE PERFORMANCE OF THE GROWTH AND INCOME FUND THROUGH THE HALF?

In the past, large-capitalization stocks were often considered to be safer havens than other asset classes, and therefore benefited in times of investor uncertainty. The first half of 2002 was a time of substantial uncertainty in the markets, and large-caps often seemed to be the furthest thing from investors' minds.


[SIDENOTE]
"WHILE CONSUMER SPENDING PLAYED A MAJOR ROLE FOR MANY OF THE FUND'S MORE POSITIVE HOLDINGS, THE LACK OF STRENGTH IN CORPORATE SPENDING NEGATIVELY IMPACTED A NUMBER OF POSITIONS."

PERFORMANCE HIGHLIGHTS

- The Fund lost ground on an absolute basis during the first six months of 2002.

- A substantial overweighting in consumer discretionary companies aided Fund performance.

- The lack of strength in corporate spending negatively impacted many of the Fund's positions in information technology (IT) companies.

-    Poor-performing biotechnology companies in the Fund detracted from returns.

- Against a backdrop of continued market uncertainty, we are focused on building the Fund's portfolio one stock at a time.


     The crisis in corporate accounting kept investors on edge throughout the half. What began (badly enough) as fallout from the Enron bankruptcy seemed to spread like a virus throughout the market, and many companies--several household names among them--were soon confessing their own accounting sins. Investors punished these companies, but they also started to wonder about the finances of other large businesses with complex balance sheets.

     All the while, fears about the evolving international situation dampened hopes. Heightened Israeli-Palestinian tensions and the growing possibility of war with Iraq conspired not only to increase oil prices, but also to lead investors to discount the possibility of an immediate recovery in the economy and the market.

     The net result of these factors was a shift into investments perceived to have greater defensive potential. Bonds were favored (especially U.S. Treasuries), as were small-capitalization stocks (which often have much less complicated financial structures) and value stocks (which have historically been considered less risky than growth stocks). These flows were extremely harmful to the large-cap growth stock marketplace.

WHAT FACTORS MOST CONTRIBUTED TO THE FUND'S PERFORMANCE?

Throughout the half, the Fund carried a substantial weighting (well over that of its benchmark index) in consumer discretionary companies. This sector of the S&P 500 Index fell along with much of the rest of the market, but within the group we were able to find several companies with solid fundamentals and the opportunity to benefit from the strength in consumer spending trends.

     Within this category, we were extremely pleased with leisure and travel holding ROYAL CARIBBEAN CRUISES LIMITED. After the September 11 terrorist attacks, travel stocks were understandably shunned by the market; and indeed, since those events we have seen that more and more people are choosing to invest in their homes rather than travel. But Royal Caribbean appeared on our screens as an attractive value, a leading company in an industry with just a few key players, and one that has worked hard to build an effective operating structure. We built our own model of the company's earnings growth potential and found that our numbers were higher than those developed by Wall Street analysts. Time proved us right, and we continue to believe the company has strong potential.

LARGEST EQUITY HOLDINGS  (ticker symbol)

        1.      Estee Lauder Companies, Inc. Class A  (EL)      3.25%
        2.      Royal Caribbean Cruises Limited  (RCL)          3.24%
        3.      Microsoft Corporation  (MSFT)                   3.20%
        4.      Exxon Mobil Corporation  (XOM)                  3.15%
        5.      Citigroup, Inc.  (C)                            2.56%
        6.      Viacom, Inc. Class B  (VIA.B)                   2.39%
        7.      Union Pacific Corporation  (UNP)                2.38%
        8.      Cendant Corporation  (CD)                       1.99%
        9.      General Electric Company  (GE)                  1.92%
        10.     Intel Corporation  (INTC)                       1.68%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE, AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SECURITY.

     We also found many compelling opportunities among economically sensitive companies, firms whose revenue prospects stood to gain from a recovering U.S. economy. Primary among these was UNION PACIFIC CORPORATION, the nation's leading railroad carrier. While the firm does not present the standard profile of a growth company, we have been very impressed with the attention management has paid to reducing costs. The company, as might be expected, has high fixed expenses, so much of the

[GRAPH]

GROWTH OF $10,000 INVESTMENT



                GR. & INC.     S&P 500
06/30/1992       10,000.00   10,000.00
07/31/1992       10,255.68   10,421.58
08/31/1992       10,099.43   10,197.24
09/30/1992       10,220.41   10,316.09
10/30/1992       10,405.71   10,372.95
11/30/1992       10,847.60   10,711.02
12/31/1992       10,813.46   10,836.19
01/29/1993       10,876.06   10,936.19
02/26/1993       10,876.06   11,073.35
03/31/1993       11,157.87   11,307.68
04/30/1993       10,860.12   11,044.88
05/28/1993       11,251.90   11,319.76
06/30/1993       11,361.66   11,354.56
07/31/1993       11,361.66   11,328.65
08/31/1993       11,801.06   11,748.12
09/30/1993       12,083.46   11,656.09
10/31/1993       12,224.88   11,908.27
11/30/1993       12,083.46   11,780.53
12/31/1993       12,380.04   11,926.76
01/31/1994       12,780.63   12,341.47
02/28/1994       12,895.08   11,994.52
03/31/1994       12,293.91   11,473.87
04/30/1994       12,503.89   11,632.65
05/31/1994       12,408.44   11,806.26
06/30/1994       11,950.29   11,519.75
07/29/1994       12,293.91   11,909.82
08/31/1994       12,904.78   12,389.36
09/30/1994       12,580.25   12,083.99
10/31/1994       12,790.24   12,365.65
11/30/1994       12,351.17   11,905.61
12/31/1994       12,445.04   12,081.33
01/31/1995       12,647.07   12,402.27
02/28/1995       12,909.71   12,874.67
03/31/1995       13,273.36   13,257.06
04/28/1995       13,374.37   13,656.66
05/31/1995       13,778.43   14,186.29
06/30/1995       14,404.73   14,521.70
07/31/1995       15,091.63   15,012.68
08/31/1995       15,172.44   15,041.89
09/29/1995       15,556.30   15,674.72
10/31/1995       15,212.85   15,629.11
11/30/1995       16,020.97   16,302.41
12/31/1995       16,061.13   16,616.40
01/31/1996       16,661.32   17,192.91
02/29/1996       17,069.45   17,340.97
03/29/1996       17,573.61   17,509.09
04/30/1996       18,197.81   17,778.39
05/31/1996       18,701.98   18,220.66
06/28/1996       18,677.97   18,294.28
07/31/1996       17,789.68   17,493.80
08/30/1996       18,317.85   17,859.15
09/30/1996       18,822.01   18,860.72
10/31/1996       19,302.17   19,392.27
11/29/1996       20,214.46   20,849.75
12/31/1996       19,975.24   20,436.69
01/31/1997       20,638.32   21,722.29
02/28/1997       20,610.69   21,880.52
03/31/1997       20,113.38   20,978.03
04/30/1997       20,886.97   22,239.47
05/30/1997       21,909.22   23,575.80
06/30/1997       22,655.18   24,633.59
07/31/1997       23,401.14   26,606.96
08/29/1997       22,434.15   25,114.69
09/30/1997       23,677.42   26,487.38
10/31/1997       23,263.00   25,613.55
11/28/1997       23,511.66   26,790.10
12/31/1997       23,857.98   27,251.23
01/30/1998       24,513.04   27,564.12
02/27/1998       25,754.20   29,535.75
03/31/1998       26,512.70   31,050.10
04/30/1998       26,788.51   31,360.88
05/29/1998       26,547.17   30,803.23
06/30/1998       27,167.76   32,056.88
07/31/1998       26,340.31   31,735.02
08/31/1998       23,685.59   27,142.91
09/30/1998       25,202.57   28,875.28
10/30/1998       26,685.08   31,241.01
11/30/1998       27,581.48   33,126.76
12/31/1998       28,100.07   35,037.41
01/29/1999       27,332.30   36,511.09
02/26/1999       26,871.65   35,356.70
03/31/1999       28,292.01   36,769.77
04/30/1999       28,599.11   38,202.45
05/28/1999       27,409.08   37,283.37
06/30/1999       28,982.99   39,359.03
07/30/1999       27,984.90   38,135.41
08/31/1999       27,831.35   37,943.03
09/30/1999       27,447.47   36,900.53
10/29/1999       29,251.71   39,252.63
11/30/1999       29,827.53   40,034.61
12/31/1999       32,323.91   42,391.56
01/31/2000       31,134.59   40,269.12
02/29/2000       31,304.49   39,495.26
03/31/2000       33,640.65   43,358.79
04/28/2000       31,092.12   42,057.97
05/31/2000       29,732.90   41,178.93
06/30/2000       30,709.84   42,205.13
07/31/2000       30,072.70   41,551.43
08/31/2000       32,876.09   44,116.96
09/29/2000       31,007.16   41,793.90
10/31/2000       29,180.72   41,629.17
11/30/2000       25,825.15   38,330.45
12/29/2000       25,999.34   38,521.55
01/31/2001       26,319.19   39,892.59
02/28/2001       23,760.38   36,241.98
03/30/2001       22,024.05   33,952.42
04/30/2001       23,531.92   36,597.44
05/31/2001       23,120.68   36,821.97
06/29/2001       22,298.20   35,937.97
07/31/2001       21,749.89   35,591.21
08/31/2001       20,424.79   33,352.01
09/28/2001       19,465.23   30,655.07
10/31/2001       19,556.62   31,245.23
11/30/2001       21,247.26   33,646.86
12/31/2001       21,437.56   33,940.52
01/31/2002       21,346.15   33,452.00
02/28/2002       20,614.80   32,792.72
03/28/2002       21,757.53   34,034.37
04/30/2002       20,294.84   31,971.91
05/31/2002       19,883.45   31,735.30
06/28/2002       18,237.93   29,474.31

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 6/30/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

money saved through cost-cutting efforts may translate directly into earnings. What's more, Union Pacific has begun to see increasing volumes, and may see more growth as the recovery gains steam--a factor which bodes well for future earnings growth.

     Many other of the Fund's consumer cyclical holdings did well as the economy began to gain its footing. Among these were retailers such as LOWE'S COMPANIES, INC. (which benefited from strong consumer spending) and media companies such as giant VIACOM, INC. CLASS B and radio broadcaster CLEAR CHANNEL COMMUNICATIONS, INC. (which tend to see increased advertising revenue during improving economic conditions).


AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                                  YEAR-TO-            1           5       10         SINCE
(INCEPTION DATE)                         DATE+           YEAR        YEARS    YEARS     INCEPTION
-------------------------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
        With sales charge(5.75%)       (20.45%)        (24.69%)        --       --       (22.79%)
        Without sales charge           (15.67%)        (20.09%)        --       --       (20.96%)

CLASS B SHARES (12/31/99)
        With redemption*               (18.99%)        (22.65%)        --       --       (22.13%)
        Without redemption             (15.62%)        (19.43%)        --       --       (21.25%)

CLASS C SHARES (12/31/99)
        With redemption**              (16.88%)        (21.84%)        --       --       (21.82%)
        Without redemption             (16.04%)        (21.05%)        --       --       (21.82%)

CLASS F SHARES (7/5/38)                (15.14%)        (18.41%)     (4.29%)   6.17%        n/a

CLASS R SHARES (12/31/99)              (16.46%)        (19.97%)        --       --       (20.72%)

CLASS T SHARES (12/31/99)
        With sales charge(4.50%)       (19.71%)        (24.09%)        --       --       (22.86%)
        Without sales charge           (15.87%)        (20.51%)        --       --       (21.42%)

     Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

     * The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     ** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     + Total return is not annualized.

WHAT HINDERED THE FUND'S PERFORMANCE DURING THE HALF?

While consumer spending played a major role for many of the Fund's more positive holdings, the lack of strength in corporate spending negatively impacted a number of positions in the Fund. This was most pronounced in the information technology (IT) sector: corporate spending on IT has been extremely weak for some time, and it seemed that many businesses have been waiting for more convincing signs of economic strength before increasing their capital expenditures. Downtrodden holdings in the tech sector included computer storage firms Brocade Communications Systems, which we liquidated during the period, and VERITAS SOFTWARE CORPORATION; semiconductor companies MAXIM INTEGRATED PRODUCTS, INC. and ALTERA; and Check Point Systems, a developer of Internet security software (the latter two which we no longer own).

     We also saw the market devalue companies whose earnings had historically been calculated on an EBITDA basis (earnings before interest, taxes, depreciation, and amortization), as this method has been somewhat discredited by the recent accounting improprieties. Media giant AOL TIME

[GRAPH]

PORTFOLIO COMPOSITION

21.70%         Consumer Discretionary
11.91%         Information Technology
11.07%         Industrials
10.86%         Financials
10.45%         Consumer Staples
10.17%         Healthcare
4.81%          Energy
3.08%          Materials
1.92%          Utilities
0.55%          Telecommunication Services
13.48%         Cash & Equivalents


The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

WARNER, INC. saw its stock slide on these concerns, but was also hurt by a decline in subscriber growth at America Online.

     Biotechnology was also a very weak area for the Fund. While we had been optimistic about select holdings in this industry (feeling that biotechs would be spared some of the patent expiration and government reimbursement issues that have dogged traditional pharmaceutical firms), the market did not share our outlook. Genzyme, for example, was hurt by news that it had overstocked its Renagel dialysis product, and since it may take between six and 12 months to move past the problem, we opted to sell the stock.

WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

It seems that an economic recovery is underway, although its pace is uncertain. But the market must confront several issues if it is to reverse its negative course.

     Corporate earnings continued their slump in the first half, but we are beginning to see signs that fundamentals are improving, and that a recovery in profitability is gaining momentum. Investor confidence has been deeply wounded by an avalanche of accounting scandals, but it has not been damaged beyond repair. The specter of the U.S. beginning a war with Iraq has been hanging over investors' heads for some time, adding to the market's uncertainty.

     While we are confident that a reversal will eventually come, we cannot be certain when it may arrive. This is one of the best reasons for us to stay on course, building the Fund's portfolio one stock at a time.

/s/ John B. Jares

John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-82.0%
AEROSPACE & DEFENSE-0.9%
       31,925  Lockheed Martin Corporation.......................       $  2,218,788
                                                                        ------------
ALUMINUM-0.9%
       62,875  Alcoa, Inc........................................          2,084,306
                                                                        ------------
BANKS-2.0%
       42,125  Bank of America Corporation.......................          2,963,915
       53,700  FleetBoston Financial Corporation.................          1,737,195
                                                                        ------------
                                                                           4,701,110
                                                                        ------------
BIOTECHNOLOGY-2.4%
       93,410  Amgen, Inc.*......................................          3,912,011
       62,525  MedImmune, Inc.*..................................          1,650,660
                                                                        ------------
                                                                           5,562,671
                                                                        ------------
BROADCASTING & CABLE TV-2.3%
      100,050  Clear Channel Communications, Inc.*...............          3,203,601
       89,550  Comcast Corporation Special Class A*..............          2,098,157
                                                                        ------------
                                                                           5,301,758
                                                                        ------------
CASINOS & GAMING-0.8%
       65,225  Mandalay Resort Group*............................          1,798,253
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-1.1%
       71,325  Best Buy Company, Inc.*...........................          2,589,098
                                                                        ------------
COMPUTER HARDWARE-0.7%
       65,675  Dell Computer Corporation*........................          1,716,745
                                                                        ------------
CONSUMER FINANCE-1.1%
       78,525  MBNA Corporation..................................          2,596,822
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

DEPARTMENT STORES-1.5%
      157,166  Nordstrom, Inc....................................       $  3,559,810
                                                                        ------------
DIVERSIFIED CHEMICALS-0.6%
       32,800  E.I. du Pont de Nemours and Company...............          1,456,320
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-2.0%
      293,900  Cendant Corporation*..............................          4,667,132
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-4.7%
      154,924  Citigroup, Inc....................................          6,003,305
       42,400  Goldman Sachs Group, Inc..........................          3,110,040
       41,875  Morgan Stanley....................................          1,803,975
                                                                        ------------
                                                                          10,917,320
                                                                        ------------
DRUG RETAIL-1.4%
       85,650  Walgreen Company..................................          3,308,660
                                                                        ------------
ELECTRIC UTILITIES-1.9%
       42,950  Duke Energy Corporation...........................          1,335,745
       52,750  FPL Group, Inc....................................          3,164,473
                                                                        ------------
                                                                           4,500,218
                                                                        ------------
FOOD RETAIL-1.6%
       61,675  Albertson's, Inc..................................          1,878,621
       95,300  Kroger Company*...................................          1,896,470
                                                                        ------------
                                                                           3,775,091
                                                                        ------------
FOREST PRODUCTS-0.7%
       26,925  Weyerhaeuser Company..............................          1,719,161
                                                                        ------------
GENERAL MERCHANDISE STORES-2.0%
       55,275  Costco Wholesale Corporation*.....................          2,134,721
       47,650  Wal-Mart Stores, Inc..............................          2,621,227
                                                                        ------------
                                                                           4,755,948
                                                                        ------------
HEALTHCARE DISTRIBUTORS & SERVICES-0.9%
       35,725  Express Scripts, Inc. Class A*....................          1,790,180
        9,525  Omnicare, Inc.....................................            250,127
                                                                        ------------
                                                                           2,040,307
                                                                        ------------
HEALTHCARE EQUIPMENT-0.5%
       26,900  Medtronic, Inc....................................          1,152,665
                                                                        ------------
HOME IMPROVEMENT RETAIL-2.6%
       68,650  Home Depot, Inc...................................          2,521,515
       78,975  Lowe's Companies, Inc.............................          3,585,465
                                                                        ------------
                                                                           6,106,980
                                                                        ------------
HOTELS, RESORTS & CRUISE LINES-0.9%
       67,675  Starwood Hotels & Resorts Worldwide, Inc..........          2,225,831
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS-1.6%
       41,925  Procter & Gamble Company..........................       $  3,743,903
                                                                        ------------
INDUSTRIAL CONGLOMERATES-3.3%
       25,650  3M Company........................................          3,154,950
      155,050  General Electric Company..........................          4,504,203
                                                                        ------------
                                                                           7,659,153
                                                                        ------------
INDUSTRIAL GASES-0.8%
       34,500  Praxair, Inc......................................          1,965,465
                                                                        ------------
INDUSTRIAL MACHINERY-1.1%
       35,750  Illinois Tool Works, Inc..........................          2,463,890
                                                                        ------------
INSURANCE BROKERS-1.1%
       26,475  Marsh & McLennan Companies, Inc...................          2,557,485
                                                                        ------------
INTEGRATED OIL & GAS-3.1%
      180,341  Exxon Mobil Corporation...........................          7,379,554
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES-0.5%
       32,100  Verizon Communications, Inc.......................          1,288,815
                                                                        ------------
LEISURE FACILITIES-3.2%
      389,525  Royal Caribbean Cruises Limited...................          7,595,738
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.3%
       58,475  Harley-Davidson, Inc..............................          2,998,013
                                                                        ------------
MOVIES & ENTERTAINMENT-4.1%
       89,212  AOL Time Warner, Inc.*............................          1,312,309
      126,300  Viacom, Inc. Class B*.............................          5,603,931
      137,375  Walt Disney Company...............................          2,596,388
                                                                        ------------
                                                                           9,512,628
                                                                        ------------
MULTI-LINE INSURANCE-2.0%
       30,475  American International Group, Inc.................          2,079,309
       44,075  Hartford Financial Services Group, Inc............          2,621,140
                                                                        ------------
                                                                           4,700,449
                                                                        ------------
NETWORKING EQUIPMENT-0.9%
      151,988  Cisco Systems, Inc.*..............................          2,120,233
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-0.6%
       22,750  Apache Corporation................................          1,307,670
                                                                        ------------
PERSONAL PRODUCTS-3.3%
      216,725  Estee Lauder Companies, Inc. Class A..............          7,628,712
                                                                        ------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

PHARMACEUTICALS-4.8%
       22,800  Abbott Laboratories...............................       $    858,420
       53,175  Allergan, Inc.....................................          3,549,431
       60,275  Johnson & Johnson.................................          3,149,972
       73,259  Pfizer, Inc.......................................          2,564,065
       23,125  Wyeth.............................................          1,184,000
                                                                        ------------
                                                                          11,305,888
                                                                        ------------
PUBLISHING-0.9%
       47,675  Tribune Company...................................          2,073,863
                                                                        ------------
RAILROADS-3.0%
       42,650  CSX Corporation...................................          1,484,647
       88,275  Union Pacific Corporation.........................          5,586,042
                                                                        ------------
                                                                           7,070,689
                                                                        ------------
RESTAURANTS-1.0%
       83,200  McDonald's Corporation............................          2,367,040
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-1.6%
       26,625  KLA-Tencor Corporation*...........................          1,171,234
       72,875  Novellus Systems, Inc.*...........................          2,477,750
                                                                        ------------
                                                                           3,648,984
                                                                        ------------
SEMICONDUCTORS-3.0%
      215,953  Intel Corporation.................................          3,945,461
       81,175  Maxim Integrated Products, Inc.*..................          3,111,438
                                                                        ------------
                                                                           7,056,899
                                                                        ------------
SOFT DRINKS-2.3%
       36,700  Coca-Cola Company.................................          2,055,200
       68,150  PepsiCo, Inc......................................          3,284,830
                                                                        ------------
                                                                           5,340,030
                                                                        ------------
SYSTEMS SOFTWARE-3.9%
      138,650  Microsoft Corporation*............................          7,503,738
       80,929  VERITAS Software Corporation*.....................          1,601,585
                                                                        ------------
                                                                           9,105,323
                                                                        ------------
TOBACCO-0.3%
       16,425  Philip Morris Companies, Inc......................            717,444
                                                                        ------------
TRADING COMPANIES & DISTRIBUTORS-0.8%
       37,625  W.W. Grainger, Inc................................          1,885,013
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$214,212,366)..............................................        192,247,875
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-4.5%
BIOTECHNOLOGY-1.6%
      232,975  Serono SA ADR (SZ)................................       $  3,797,493
                                                                        ------------
IT CONSULTING & SERVICES-0.9%
      111,650  Accenture Limited Class A ADR (BD)*...............          2,121,350
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-1.1%
       84,400  Encana Corporation ADR (CA).......................          2,582,640
                                                                        ------------
SEMICONDUCTORS-0.9%
       88,825  STMicroelectronics NV ADR (SZ)....................          2,161,112
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$12,972,736)...............................................         10,662,595
                                                                        ------------
PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST
------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-13.1%
AIR FREIGHT & LOGISTICS-4.7%
$  11,000,000  United Parcel Service, Inc.
               1.80% 7/2/02......................................       $ 10,999,450
                                                                        ------------
AUTOMOBILE MANUFACTURERS-4.7%
   11,000,000  Toyota Motor Credit Corporation
               1.68% 7/1/02......................................         11,000,000
                                                                        ------------
PHARMACEUTICALS-3.7%
    8,800,000  Merck & Company, Inc.
               1.77% 7/2/02......................................          8,799,567
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$30,799,017).....................................         30,799,017
                                                                        ------------
TOTAL INVESTMENTS-99.6%
(TOTAL COST-$257,984,119)........................................        233,709,487
OTHER ASSETS AND LIABILITIES-0.4%................................            818,751
                                                                        ------------
NET ASSETS-100.0%................................................       $234,528,238
                                                                        ============

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $  257,984,119
                                                    --------------
Investment securities, at market..................     233,709,487
Cash..............................................         619,858
Receivables:
  Investment securities sold......................       6,534,778
  Capital shares sold.............................          27,368
  Dividends.......................................         153,680
  From transfer agent.............................              35
Other assets......................................          11,977
                                                    --------------
    Total Assets..................................     241,057,183
                                                    --------------

LIABILITIES
Payables:
  Investment securities purchased.................       6,105,195
  Capital shares redeemed.........................          62,265
  Advisory fees...................................         130,658
  Shareholder servicing fees......................          29,212
  Accounting fees.................................          12,061
  Distribution fees...............................         123,836
  Other...........................................          65,718
                                                    --------------
    Total Liabilities.............................       6,528,945
                                                    --------------
Net Assets........................................  $  234,528,238
                                                    ==============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (UNAUDITED) (CONTINUED)

Net Assets--Class A...............................  $     412,614
Shares Outstanding--Class A.......................        104,898
Net Asset Value, Redemption Price Per Share.......  $        3.93
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $        4.17

Net Assets--Class B...............................  $   1,359,626
Shares Outstanding--Class B.......................        349,296
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        3.89

Net Assets--Class C...............................  $     183,726
Shares Outstanding--Class C.......................         48,044
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        3.82

Net Assets--Class F...............................  $ 232,369,557
Shares Outstanding--Class F.......................     58,312,143
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        3.98

Net Assets--Class R...............................  $      95,348
Shares Outstanding--Class R.......................         24,063
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        3.96

Net Assets--Class T...............................  $     107,367
Shares Outstanding--Class T.......................         27,743
Net Asset Value, Redemption Price Per Share.......  $        3.87
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $        4.05

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $   1,331,442
  Interest........................................        287,555
  Foreign taxes withheld..........................         (7,050)
                                                    -------------
    Total Investment Income.......................      1,611,947
                                                    -------------
Expenses:
  Advisory fees--Note 2...........................        875,798
  Shareholder servicing fees--Note 2..............        179,082
  Accounting fees--Note 2.........................         43,172
  Distribution fees--Note 2.......................        147,015
  Transfer agency fees--Note 2....................         69,328
  Registration fees--Note 2.......................         30,681
  Postage and mailing expenses....................         24,331
  Custodian fees and expenses--Note 2.............          6,901
  Printing expenses...............................         25,783
  Legal and audit fees............................         20,652
  Directors' fees and expenses....................         10,090
  Other expenses..................................         32,507
                                                    -------------
    Total Expenses................................      1,465,340
    Earnings Credits..............................         (4,355)
    Reimbursed Expenses...........................         (2,918)
    Expense Offset to Broker Commissions..........         (1,592)
                                                    -------------
    Net Expenses..................................      1,456,475
                                                    -------------
  Net Investment Income...........................        155,472
                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (11,705,993)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................    (30,476,976)
                                                    -------------
  Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions...    (42,182,969)
                                                    -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $ (42,027,497)
                                                    =============

Purchases of long-term securities.................  $ 148,268,952
Proceeds from sales of long-term securities.......  $ 165,228,359

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                            6/30/02       12/31/01
                                          ------------  ------------
OPERATIONS
Net Investment Income...................  $    155,472  $     26,440
Net Realized (Loss) from Security
  Transactions..........................   (11,705,993)  (73,336,524)
Net Change in Unrealized
  Appreciation/Depreciation.............   (30,476,976)    6,684,995
                                          ------------  ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (42,027,497)  (66,625,089)
                                          ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................             0          (133)
  Class B...............................             0          (571)
  Class C...............................             0           (98)
  Class F...............................             0      (101,843)
  Class R...............................             0           (18)
  Class T...............................             0           (54)
                                          ------------  ------------
Net (Decrease) from Dividends and
  Distributions.........................             0      (102,717)
                                          ------------  ------------

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                            6/30/02       12/31/01
                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $    143,949  $    670,224
  Class B...............................       109,169     1,030,903
  Class C...............................        37,334       494,446
  Class F...............................     3,270,234    12,109,195
  Class R...............................        65,597        48,839
  Class T...............................         2,478       307,450
Reinvested dividends and distributions
  Class A...............................             0           116
  Class B...............................             0           430
  Class C...............................             0            92
  Class F...............................             0        79,186
  Class R...............................             0             0
  Class T...............................             0            54
                                          ------------  ------------
                                             3,628,761    14,740,935
Cost of shares redeemed
  Class A...............................       (90,433)     (482,257)
  Class B...............................      (100,072)     (298,665)
  Class C...............................       (85,801)     (469,624)
  Class F...............................   (18,034,090)  (42,996,647)
  Class R...............................        (1,718)            0
  Class T...............................        (1,697)     (254,379)
                                          ------------  ------------
                                           (18,313,811)  (44,501,572)
                                          ------------  ------------
Net (Decrease) from Capital Share
  Transactions..........................   (14,685,050)  (29,760,637)
                                          ------------  ------------
Net (Decrease) in Net Assets............   (56,712,547)  (96,488,443)
NET ASSETS
  Beginning of period...................  $291,240,785  $387,729,228
                                          ------------  ------------
  End of period.........................  $234,528,238  $291,240,785
                                          ============  ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $358,950,263  $373,635,313
Accumulated undistributed net investment
  income................................       181,912        26,440
Accumulated undistributed net realized
  (loss) from security transactions.....  (100,329,271)  (88,623,278)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................   (24,274,666)    6,202,310
                                          ------------  ------------
Total...................................  $234,528,238  $291,240,785
                                          ============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                          YEAR ENDED
                                      SIX MONTHS         DECEMBER 31,
                                         ENDED      ----------------------
                                     JUNE 30, 2002     2001        2000
                                     -------------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  period...........................     $  4.66      $  5.73     $  7.61
Income from investment operations:
    Net investment (loss)..........       (0.02)       (0.07)      0.00+
    Net (losses) on securities
      (both realized and
      unrealized)..................       (0.71)       (1.00)      (1.45)
                                        -------      -------     -------
        Total from investment
          operations...............       (0.73)       (1.07)      (1.45)
Less distributions:
    From net investment income.....        0.00         0.00        0.00
    From net realized gains........        0.00         0.00^      (0.43)
                                        -------      -------     -------
        Total distributions........        0.00         0.00       (0.43)
Net Asset Value, end of period.....     $  3.93      $  4.66     $  5.73
                                        =======      =======     =======
Total Return/Ratios
    Total return*..................      (15.67%)     (18.65%)    (19.04%)
    Net assets, end of period
      (000s).......................     $   413      $   442     $   318
    Net expenses to average net
      assets#......................        2.20%**      2.98%       1.01%
    Gross expenses to average net
      assets#......................        2.21%**      2.98%       1.06%
    Net investment (loss) to
      average net assets...........       (1.01%)**    (1.82%)     (0.03%)
    Portfolio turnover rate@.......         123%         144%        165%

  + Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                          YEAR ENDED
                                      SIX MONTHS         DECEMBER 31,
                                         ENDED      ----------------------
                                     JUNE 30, 2002     2001        2000
                                     -------------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  period...........................     $  4.61      $  5.65     $  7.61
Income from investment operations:
    Net investment (loss)..........       (0.02)       (0.04)      (0.02)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (0.70)       (1.00)      (1.51)
                                        -------      -------     -------
        Total from investment
          operations...............       (0.72)       (1.04)      (1.53)
Less distributions:
    From net investment income.....        0.00         0.00        0.00
    From net realized gains........        0.00         0.00^      (0.43)
                                        -------      -------     -------
        Total distributions........        0.00         0.00       (0.43)
Net Asset Value, end of period.....     $  3.89      $  4.61     $  5.65
                                        =======      =======     =======
Total Return/Ratios
    Total return*..................      (15.62%)     (18.38%)    (20.09%)
    Net assets, end of period
      (000s).......................     $ 1,360      $ 1,599     $ 1,170
    Net expenses to average net
      assets#......................        2.17%**      2.19%       1.76%
    Gross expenses to average net
      assets#......................        2.18%**      2.20%       1.80%
    Net investment (loss) to
      average net assets...........       (0.99%)**    (1.03%)     (0.88%)
    Portfolio turnover rate@.......         123%         144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                          YEAR ENDED
                                      SIX MONTHS         DECEMBER 31,
                                         ENDED      ----------------------
                                     JUNE 30, 2002     2001        2000
                                     -------------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  period...........................     $  4.55      $  5.66     $  7.61
Income from investment operations:
    Net investment (loss)..........       (0.08)       (0.13)      (0.01)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (0.65)       (0.98)      (1.51)
                                        -------      -------     -------
        Total from investment
          operations...............       (0.73)       (1.11)      (1.52)
Less distributions:
    From net investment income.....        0.00         0.00        0.00
    From net realized gains........        0.00         0.00^      (0.43)
                                        -------      -------     -------
        Total distributions........        0.00         0.00       (0.43)
Net Asset Value, end of period.....     $  3.82      $  4.55     $  5.66
                                        =======      =======     =======
Total Return/Ratios
    Total return*..................      (16.04%)     (19.58%)    (19.96%)
    Net assets, end of period
      (000s).......................     $   184      $   270     $   343
    Net expenses to average net
      assets#,+....................        3.12%**      3.16%       1.75%
    Gross expenses to average net
      assets#,+....................        3.12%**      3.17%       1.84%
    Net investment (loss) to
      average net assets+..........       (1.92%)**    (2.01%)     (0.83%)
    Portfolio turnover rate@.......         123%         144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.56% (2002) and 3.55% (2001). The gross expense ratios would have been 3.56% (2002) and 3.56% (2001). The net investment (loss) ratios would have been (2.36%)
     (2002) and (2.40%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                           SIX MONTHS
                             ENDED                      YEAR ENDED DECEMBER 31,
                            JUNE 30,   ----------------------------------------------------------
                              2002        2001        2000        1999        1998        1997
                           ----------  ----------  ----------  ----------  ----------  ----------
CLASS F SHARES
Net Asset Value,
  beginning of period....   $   4.69    $   5.69    $   7.61    $   7.32    $   6.92    $   7.23
Income from investment
  operations:
    Net investment income
      (loss).............       0.00+       0.00+      (0.02)       0.00+       0.71        0.13
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........      (0.71)      (1.00)      (1.47)       1.06        0.51        1.25
                            --------    --------    --------    --------    --------    --------
         Total from
            investment
            operations...      (0.71)      (1.00)      (1.49)       1.06        1.22        1.38
Less distributions:
From net investment
  income.................       0.00        0.00        0.00        0.00       (0.11)      (0.13)
From net realized
  gains..................       0.00        0.00^      (0.43)      (0.77)      (0.71)      (1.56)
                            --------    --------    --------    --------    --------    --------
     Total
       distributions.....       0.00        0.00       (0.43)      (0.77)      (0.82)      (1.69)
Net Asset Value, end of
  period.................   $   3.98    $   4.69    $   5.69    $   7.61    $   7.32    $   6.92
                            ========    ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.........     (15.14%)    (17.55%)    (19.57%)     15.03%      17.78%      19.40%
    Net assets, end of
      period (000s)......   $232,370    $288,752    $385,816    $535,035    $542,307    $543,168
    Net expenses to
      average net
      assets#............       1.06%**      1.14%      1.10%       1.12%       1.08%       1.09%
    Gross expenses to
      average net
      assets#............       1.06%**      1.14%      1.12%       1.13%       1.10%       1.11%
    Net investment income
      (loss) to average
      net assets.........       0.13%**      0.02%     (0.24%)     (0.05%)      1.38%       1.84%
    Portfolio turnover
      rate@..............        123%        144%        165%        165%        259%        256%

  + Net investment (loss) for the six months ended June 30, 2002 and the years ended December 31, 2001 and 1999 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                          YEAR ENDED
                                      SIX MONTHS         DECEMBER 31,
                                         ENDED      ----------------------
                                     JUNE 30, 2002     2001        2000
                                     -------------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
  period...........................     $  4.74      $  5.74     $  7.61
Income from investment operations:
    Net investment income (loss)...       (0.04)       (0.01)       0.00+
    Net (losses) on securities
      (both realized and
      unrealized)..................       (0.74)       (0.99)      (1.44)
                                        -------      -------     -------
        Total from investment
          operations...............       (0.78)       (1.00)      (1.44)
Less distributions:
    From net investment income.....        0.00         0.00        0.00
    From net realized gains........        0.00         0.00^      (0.43)
                                        -------      -------     -------
        Total distributions........        0.00         0.00       (0.43)
Net Asset Value, end of period.....     $  3.96      $  4.74     $  5.74
                                        =======      =======     =======
Total Return/Ratios
    Total return...................      (16.46%)      17.39%     (18.91%)
    Net assets, end of period
      (000s).......................     $    95      $    51     $     1
    Net expenses to average net
      assets#,+....................        4.12%**      2.72%       0.76%
    Gross expenses to average net
      assets#,+....................        4.13%**      2.73%       0.79%
    Net investment income (loss) to
      average net assets+..........       (2.96%)**    (1.68%)      0.01%
    Portfolio turnover rate@.......         123%         144%        165%

  + Net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company during the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 7.46%
     (2002) and 82.22% (2001). The gross expense ratios would have been 7.47%
     (2002) and 82.23% (2001). The net investment (loss) ratios would have been (6.30%) (2002) and (81.18%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                          YEAR ENDED
                                      SIX MONTHS         DECEMBER 31,
                                         ENDED      ----------------------
                                     JUNE 30, 2002     2001        2000
                                     -------------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  period...........................     $  4.60      $  5.68     $  7.61
Income from investment operations:
    Net investment (loss)..........       (0.03)       (0.09)      (0.01)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (0.70)       (0.99)      (1.49)
                                        -------      -------     -------
        Total from investment
          operations...............       (0.73)       (1.08)      (1.50)
Less distributions:
    From net investment income.....        0.00         0.00        0.00
    From net realized gains........        0.00         0.00^      (0.43)
                                        -------      -------     -------
        Total distributions........        0.00         0.00       (0.43)
Net Asset Value, end of period.....     $  3.87      $  4.60     $  5.68
                                        =======      =======     =======
Total Return/Ratios
    Total return*..................      (15.87%)     (18.99%)    (19.69%)
    Net assets, end of period
      (000s).......................     $   107      $   127     $    82
    Net expenses to average net
      assets#,+....................        2.77%**      3.13%       1.25%
    Gross expenses to average net
      assets#,+....................        2.77%**      3.14%       1.28%
    Net investment (loss) to
      average net assets+..........       (1.59%)**    (1.96%)     (0.40%)
    Portfolio turnover rate@.......         123%         144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 4.54% (2002) and 6.31% (2001). The gross expense ratios would have been 4.54% (2002) and 6.32% (2001). The net investment (loss) ratios would have been (3.36%)
     (2002) and (5.14%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund"). The Fund offers
Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $12,668 during the six months ended
June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $1,249 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $634, $1,917, $293, and $151, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $5,750, $879, $140,235, and $151, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,571, $2,366, $1,872, $20,456, $1,604, and $1,812, respectively, for state registration fees. During the six months ended June 30, 2002, Class C, Class R, and Class T shares were reimbursed $514, $1,339, and $1,065, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $        26,440
Accumulated Capital Losses........................  $    79,557,938
Post-October Capital Loss Deferral................  $     6,049,144
Post-October Currency Loss Deferral...............  $             0
Federal Tax Cost..................................  $   260,097,819
Unrealized Appreciation...........................  $     5,452,564
Unrealized (Depreciation).........................  $   (31,840,896)
Net (Depreciation)................................  $   (26,388,332)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                            SIX MONTHS          YEAR
                                               ENDED            ENDED
                                              6/30/02         12/31/01
                                          ---------------  ---------------
CLASS A
      Shares sold.......................           31,319          128,154
      Shares issued for dividends
        reinvested......................                0               24
      Shares redeemed...................          (21,339)         (88,734)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            9,980           39,444
CLASS B
      Shares sold.......................           24,316          204,936
      Shares issued for dividends
        reinvested......................                0               92
      Shares redeemed...................          (21,952)         (65,170)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            2,364          139,858
CLASS C
      Shares sold.......................            8,456           97,869
      Shares issued for dividends
        reinvested......................                0               20
      Shares redeemed...................          (19,808)         (99,210)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................          (11,352)          (1,321)
CLASS F
      Shares sold.......................          712,910        2,441,399
      Shares issued for dividends
        reinvested......................                0           17,159
      Shares redeemed...................       (3,952,166)      (8,709,891)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................       (3,239,256)      (6,251,333)
CLASS R
      Shares sold.......................           13,692           10,588
      Shares issued for dividends
        reinvested......................                0                0
      Shares redeemed...................             (359)               0
      NET INCREASE IN SHARES
        OUTSTANDING.....................           13,333           10,588
CLASS T
      Shares sold.......................              566           68,057
      Shares issued for dividends
        reinvested......................                0               14
      Shares redeemed...................             (377)         (54,939)
      NET INCREASE IN SHARES
        OUTSTANDING.....................              189           13,132

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

Dreyfus Founders
Growth and Income Fund
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

Investment Manager

Founders Asset Management LLC
A MELLON FINANCIAL COMPANY (SM)
2930 East Third Avenue
Denver, CO  80206

Transfer Agent and
Dividend Disbursing Agent
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use: August 21, 2002

(C) 2002 Founders Asset Management LLC, Broker-Dealer.

                                                                    A-636-GI-02

        Dreyfus Founders
        Growth and
        Income Fund




        SEMIANNUAL REPORT       June 30, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                      3
Statement of Investments                10
Statement of Assets and Liabilities     15
Statement of Operations                 17
Statements of Changes in Net Assets     18
Financial Highlights                    20
Notes to Financial Statements           26
Your Board Representatives              32

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Semiannual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications







The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of June 30, 2002 are included in the Statement of Investments.

-  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN JARES]

A DISCUSSION WITH PORTFOLIO MANAGER
JOHN JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS IN THE SIX MONTHS ENDED JUNE 30?

Investors had high hopes that the economy and the market would begin to recover in 2002. Unfortunately, these hopes were largely dashed in the first half. Economic indicators did show that an economic recovery was underway, but early optimism that this recovery would be quick and strong eventually gave way to more realistic projections of a slow, lower-level rebound. Taken aback by this, and weighed down with a host of other concerns, investors retained their cautiousness, and equities in many areas of the market suffered.

     The Dreyfus Founders Growth and Income Fund was challenged by this environment; it underperformed the -13.16% return posted by the broad market Standard & Poor's 500 Index. (See pages 6 and 7 for the Fund's total returns and for an index description.)

HOW DID OVERALL MARKET FACTORS INFLUENCE THE PERFORMANCE OF THE GROWTH AND INCOME FUND THROUGH THE HALF?

In the past, large-capitalization stocks were often considered to be safer havens than other asset classes, and therefore benefited in times of investor uncertainty. The first half of 2002 was a time of substantial uncertainty in the markets, and large-caps often seemed to be the furthest thing from investors' minds.


[SIDENOTE]
"WHILE CONSUMER SPENDING PLAYED A MAJOR ROLE FOR MANY OF THE FUND'S MORE POSITIVE HOLDINGS, THE LACK OF STRENGTH IN CORPORATE SPENDING NEGATIVELY IMPACTED A NUMBER OF POSITIONS."

PERFORMANCE HIGHLIGHTS

- The Fund lost ground on an absolute basis during the first six months of 2002.

- A substantial overweighting in consumer discretionary companies aided Fund performance.

- The lack of strength in corporate spending negatively impacted many of the Fund's positions in information technology (IT) companies.

-    Poor-performing biotechnology companies in the Fund detracted from returns.

- Against a backdrop of continued market uncertainty, we are focused on building the Fund's portfolio one stock at a time.


     The crisis in corporate accounting kept investors on edge throughout the half. What began (badly enough) as fallout from the Enron bankruptcy seemed to spread like a virus throughout the market, and many companies--several household names among them--were soon confessing their own accounting sins. Investors punished these companies, but they also started to wonder about the finances of other large businesses with complex balance sheets.

     All the while, fears about the evolving international situation dampened hopes. Heightened Israeli-Palestinian tensions and the growing possibility of war with Iraq conspired not only to increase oil prices, but also to lead investors to discount the possibility of an immediate recovery in the economy and the market.

     The net result of these factors was a shift into investments perceived to have greater defensive potential. Bonds were favored (especially U.S. Treasuries), as were small-capitalization stocks (which often have much less complicated financial structures) and value stocks (which have historically been considered less risky than growth stocks). These flows were extremely harmful to the large-cap growth stock marketplace.

WHAT FACTORS MOST CONTRIBUTED TO THE FUND'S PERFORMANCE?

Throughout the half, the Fund carried a substantial weighting (well over that of its benchmark index) in consumer discretionary companies. This sector of the S&P 500 Index fell along with much of the rest of the market, but within the group we were able to find several companies with solid fundamentals and the opportunity to benefit from the strength in consumer spending trends.

     Within this category, we were extremely pleased with leisure and travel holding ROYAL CARIBBEAN CRUISES LIMITED. After the September 11 terrorist attacks, travel stocks were understandably shunned by the market; and indeed, since those events we have seen that more and more people are choosing to invest in their homes rather than travel. But Royal Caribbean appeared on our screens as an attractive value, a leading company in an industry with just a few key players, and one that has worked hard to build an effective operating structure. We built our own model of the company's earnings growth potential and found that our numbers were higher than those developed by Wall Street analysts. Time proved us right, and we continue to believe the company has strong potential.

LARGEST EQUITY HOLDINGS  (ticker symbol)

        1.      Estee Lauder Companies, Inc. Class A  (EL)      3.25%
        2.      Royal Caribbean Cruises Limited  (RCL)          3.24%
        3.      Microsoft Corporation  (MSFT)                   3.20%
        4.      Exxon Mobil Corporation  (XOM)                  3.15%
        5.      Citigroup, Inc.  (C)                            2.56%
        6.      Viacom, Inc. Class B  (VIA.B)                   2.39%
        7.      Union Pacific Corporation  (UNP)                2.38%
        8.      Cendant Corporation  (CD)                       1.99%
        9.      General Electric Company  (GE)                  1.92%
        10.     Intel Corporation  (INTC)                       1.68%

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE, AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SECURITY.

     We also found many compelling opportunities among economically sensitive companies, firms whose revenue prospects stood to gain from a recovering U.S. economy. Primary among these was UNION PACIFIC CORPORATION, the nation's leading railroad carrier. While the firm does not present the standard profile of a growth company, we have been very impressed with the attention management has paid to reducing costs. The company, as might be expected, has high fixed expenses, so much of the

[GRAPH]

GROWTH OF $10,000 INVESTMENT



                GR. & INC.     S&P 500
06/30/1992       10,000.00   10,000.00
07/31/1992       10,255.68   10,421.58
08/31/1992       10,099.43   10,197.24
09/30/1992       10,220.41   10,316.09
10/30/1992       10,405.71   10,372.95
11/30/1992       10,847.60   10,711.02
12/31/1992       10,813.46   10,836.19
01/29/1993       10,876.06   10,936.19
02/26/1993       10,876.06   11,073.35
03/31/1993       11,157.87   11,307.68
04/30/1993       10,860.12   11,044.88
05/28/1993       11,251.90   11,319.76
06/30/1993       11,361.66   11,354.56
07/31/1993       11,361.66   11,328.65
08/31/1993       11,801.06   11,748.12
09/30/1993       12,083.46   11,656.09
10/31/1993       12,224.88   11,908.27
11/30/1993       12,083.46   11,780.53
12/31/1993       12,380.04   11,926.76
01/31/1994       12,780.63   12,341.47
02/28/1994       12,895.08   11,994.52
03/31/1994       12,293.91   11,473.87
04/30/1994       12,503.89   11,632.65
05/31/1994       12,408.44   11,806.26
06/30/1994       11,950.29   11,519.75
07/29/1994       12,293.91   11,909.82
08/31/1994       12,904.78   12,389.36
09/30/1994       12,580.25   12,083.99
10/31/1994       12,790.24   12,365.65
11/30/1994       12,351.17   11,905.61
12/31/1994       12,445.04   12,081.33
01/31/1995       12,647.07   12,402.27
02/28/1995       12,909.71   12,874.67
03/31/1995       13,273.36   13,257.06
04/28/1995       13,374.37   13,656.66
05/31/1995       13,778.43   14,186.29
06/30/1995       14,404.73   14,521.70
07/31/1995       15,091.63   15,012.68
08/31/1995       15,172.44   15,041.89
09/29/1995       15,556.30   15,674.72
10/31/1995       15,212.85   15,629.11
11/30/1995       16,020.97   16,302.41
12/31/1995       16,061.13   16,616.40
01/31/1996       16,661.32   17,192.91
02/29/1996       17,069.45   17,340.97
03/29/1996       17,573.61   17,509.09
04/30/1996       18,197.81   17,778.39
05/31/1996       18,701.98   18,220.66
06/28/1996       18,677.97   18,294.28
07/31/1996       17,789.68   17,493.80
08/30/1996       18,317.85   17,859.15
09/30/1996       18,822.01   18,860.72
10/31/1996       19,302.17   19,392.27
11/29/1996       20,214.46   20,849.75
12/31/1996       19,975.24   20,436.69
01/31/1997       20,638.32   21,722.29
02/28/1997       20,610.69   21,880.52
03/31/1997       20,113.38   20,978.03
04/30/1997       20,886.97   22,239.47
05/30/1997       21,909.22   23,575.80
06/30/1997       22,655.18   24,633.59
07/31/1997       23,401.14   26,606.96
08/29/1997       22,434.15   25,114.69
09/30/1997       23,677.42   26,487.38
10/31/1997       23,263.00   25,613.55
11/28/1997       23,511.66   26,790.10
12/31/1997       23,857.98   27,251.23
01/30/1998       24,513.04   27,564.12
02/27/1998       25,754.20   29,535.75
03/31/1998       26,512.70   31,050.10
04/30/1998       26,788.51   31,360.88
05/29/1998       26,547.17   30,803.23
06/30/1998       27,167.76   32,056.88
07/31/1998       26,340.31   31,735.02
08/31/1998       23,685.59   27,142.91
09/30/1998       25,202.57   28,875.28
10/30/1998       26,685.08   31,241.01
11/30/1998       27,581.48   33,126.76
12/31/1998       28,100.07   35,037.41
01/29/1999       27,332.30   36,511.09
02/26/1999       26,871.65   35,356.70
03/31/1999       28,292.01   36,769.77
04/30/1999       28,599.11   38,202.45
05/28/1999       27,409.08   37,283.37
06/30/1999       28,982.99   39,359.03
07/30/1999       27,984.90   38,135.41
08/31/1999       27,831.35   37,943.03
09/30/1999       27,447.47   36,900.53
10/29/1999       29,251.71   39,252.63
11/30/1999       29,827.53   40,034.61
12/31/1999       32,323.91   42,391.56
01/31/2000       31,134.59   40,269.12
02/29/2000       31,304.49   39,495.26
03/31/2000       33,640.65   43,358.79
04/28/2000       31,092.12   42,057.97
05/31/2000       29,732.90   41,178.93
06/30/2000       30,709.84   42,205.13
07/31/2000       30,072.70   41,551.43
08/31/2000       32,876.09   44,116.96
09/29/2000       31,007.16   41,793.90
10/31/2000       29,180.72   41,629.17
11/30/2000       25,825.15   38,330.45
12/29/2000       25,999.34   38,521.55
01/31/2001       26,319.19   39,892.59
02/28/2001       23,760.38   36,241.98
03/30/2001       22,024.05   33,952.42
04/30/2001       23,531.92   36,597.44
05/31/2001       23,120.68   36,821.97
06/29/2001       22,298.20   35,937.97
07/31/2001       21,749.89   35,591.21
08/31/2001       20,424.79   33,352.01
09/28/2001       19,465.23   30,655.07
10/31/2001       19,556.62   31,245.23
11/30/2001       21,247.26   33,646.86
12/31/2001       21,437.56   33,940.52
01/31/2002       21,346.15   33,452.00
02/28/2002       20,614.80   32,792.72
03/28/2002       21,757.53   34,034.37
04/30/2002       20,294.84   31,971.91
05/31/2002       19,883.45   31,735.30
06/28/2002       18,237.93   29,474.31

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 6/30/92 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

money saved through cost-cutting efforts may translate directly into earnings. What's more, Union Pacific has begun to see increasing volumes, and may see more growth as the recovery gains steam--a factor which bodes well for future earnings growth.

     Many other of the Fund's consumer cyclical holdings did well as the economy began to gain its footing. Among these were retailers such as LOWE'S COMPANIES, INC. (which benefited from strong consumer spending) and media companies such as giant VIACOM, INC. CLASS B and radio broadcaster CLEAR CHANNEL COMMUNICATIONS, INC. (which tend to see increased advertising revenue during improving economic conditions).


AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                                  YEAR-TO-            1           5       10         SINCE
(INCEPTION DATE)                         DATE+           YEAR        YEARS    YEARS     INCEPTION
-------------------------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
        With sales charge(5.75%)       (20.45%)        (24.69%)        --       --       (22.79%)
        Without sales charge           (15.67%)        (20.09%)        --       --       (20.96%)

CLASS B SHARES (12/31/99)
        With redemption*               (18.99%)        (22.65%)        --       --       (22.13%)
        Without redemption             (15.62%)        (19.43%)        --       --       (21.25%)

CLASS C SHARES (12/31/99)
        With redemption**              (16.88%)        (21.84%)        --       --       (21.82%)
        Without redemption             (16.04%)        (21.05%)        --       --       (21.82%)

CLASS F SHARES (7/5/38)                (15.14%)        (18.41%)     (4.29%)   6.17%        n/a

CLASS R SHARES (12/31/99)              (16.46%)        (19.97%)        --       --       (20.72%)

CLASS T SHARES (12/31/99)
        With sales charge(4.50%)       (19.71%)        (24.09%)        --       --       (22.86%)
        Without sales charge           (15.87%)        (20.51%)        --       --       (21.42%)

     Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

     * The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     ** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     + Total return is not annualized.

WHAT HINDERED THE FUND'S PERFORMANCE DURING THE HALF?

While consumer spending played a major role for many of the Fund's more positive holdings, the lack of strength in corporate spending negatively impacted a number of positions in the Fund. This was most pronounced in the information technology (IT) sector: corporate spending on IT has been extremely weak for some time, and it seemed that many businesses have been waiting for more convincing signs of economic strength before increasing their capital expenditures. Downtrodden holdings in the tech sector included computer storage firms Brocade Communications Systems, which we liquidated during the period, and VERITAS SOFTWARE CORPORATION; semiconductor companies MAXIM INTEGRATED PRODUCTS, INC. and ALTERA; and Check Point Systems, a developer of Internet security software (the latter two which we no longer own).

     We also saw the market devalue companies whose earnings had historically been calculated on an EBITDA basis (earnings before interest, taxes, depreciation, and amortization), as this method has been somewhat discredited by the recent accounting improprieties. Media giant AOL TIME

[GRAPH]

PORTFOLIO COMPOSITION

21.70%         Consumer Discretionary
11.91%         Information Technology
11.07%         Industrials
10.86%         Financials
10.45%         Consumer Staples
10.17%         Healthcare
4.81%          Energy
3.08%          Materials
1.92%          Utilities
0.55%          Telecommunication Services
13.48%         Cash & Equivalents


The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

WARNER, INC. saw its stock slide on these concerns, but was also hurt by a decline in subscriber growth at America Online.

     Biotechnology was also a very weak area for the Fund. While we had been optimistic about select holdings in this industry (feeling that biotechs would be spared some of the patent expiration and government reimbursement issues that have dogged traditional pharmaceutical firms), the market did not share our outlook. Genzyme, for example, was hurt by news that it had overstocked its Renagel dialysis product, and since it may take between six and 12 months to move past the problem, we opted to sell the stock.

WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

It seems that an economic recovery is underway, although its pace is uncertain. But the market must confront several issues if it is to reverse its negative course.

     Corporate earnings continued their slump in the first half, but we are beginning to see signs that fundamentals are improving, and that a recovery in profitability is gaining momentum. Investor confidence has been deeply wounded by an avalanche of accounting scandals, but it has not been damaged beyond repair. The specter of the U.S. beginning a war with Iraq has been hanging over investors' heads for some time, adding to the market's uncertainty.

     While we are confident that a reversal will eventually come, we cannot be certain when it may arrive. This is one of the best reasons for us to stay on course, building the Fund's portfolio one stock at a time.

/s/ John B. Jares

John Jares, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-82.0%
AEROSPACE & DEFENSE-0.9%
       31,925  Lockheed Martin Corporation.......................       $  2,218,788
                                                                        ------------
ALUMINUM-0.9%
       62,875  Alcoa, Inc........................................          2,084,306
                                                                        ------------
BANKS-2.0%
       42,125  Bank of America Corporation.......................          2,963,915
       53,700  FleetBoston Financial Corporation.................          1,737,195
                                                                        ------------
                                                                           4,701,110
                                                                        ------------
BIOTECHNOLOGY-2.4%
       93,410  Amgen, Inc.*......................................          3,912,011
       62,525  MedImmune, Inc.*..................................          1,650,660
                                                                        ------------
                                                                           5,562,671
                                                                        ------------
BROADCASTING & CABLE TV-2.3%
      100,050  Clear Channel Communications, Inc.*...............          3,203,601
       89,550  Comcast Corporation Special Class A*..............          2,098,157
                                                                        ------------
                                                                           5,301,758
                                                                        ------------
CASINOS & GAMING-0.8%
       65,225  Mandalay Resort Group*............................          1,798,253
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-1.1%
       71,325  Best Buy Company, Inc.*...........................          2,589,098
                                                                        ------------
COMPUTER HARDWARE-0.7%
       65,675  Dell Computer Corporation*........................          1,716,745
                                                                        ------------
CONSUMER FINANCE-1.1%
       78,525  MBNA Corporation..................................          2,596,822
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

DEPARTMENT STORES-1.5%
      157,166  Nordstrom, Inc....................................       $  3,559,810
                                                                        ------------
DIVERSIFIED CHEMICALS-0.6%
       32,800  E.I. du Pont de Nemours and Company...............          1,456,320
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-2.0%
      293,900  Cendant Corporation*..............................          4,667,132
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-4.7%
      154,924  Citigroup, Inc....................................          6,003,305
       42,400  Goldman Sachs Group, Inc..........................          3,110,040
       41,875  Morgan Stanley....................................          1,803,975
                                                                        ------------
                                                                          10,917,320
                                                                        ------------
DRUG RETAIL-1.4%
       85,650  Walgreen Company..................................          3,308,660
                                                                        ------------
ELECTRIC UTILITIES-1.9%
       42,950  Duke Energy Corporation...........................          1,335,745
       52,750  FPL Group, Inc....................................          3,164,473
                                                                        ------------
                                                                           4,500,218
                                                                        ------------
FOOD RETAIL-1.6%
       61,675  Albertson's, Inc..................................          1,878,621
       95,300  Kroger Company*...................................          1,896,470
                                                                        ------------
                                                                           3,775,091
                                                                        ------------
FOREST PRODUCTS-0.7%
       26,925  Weyerhaeuser Company..............................          1,719,161
                                                                        ------------
GENERAL MERCHANDISE STORES-2.0%
       55,275  Costco Wholesale Corporation*.....................          2,134,721
       47,650  Wal-Mart Stores, Inc..............................          2,621,227
                                                                        ------------
                                                                           4,755,948
                                                                        ------------
HEALTHCARE DISTRIBUTORS & SERVICES-0.9%
       35,725  Express Scripts, Inc. Class A*....................          1,790,180
        9,525  Omnicare, Inc.....................................            250,127
                                                                        ------------
                                                                           2,040,307
                                                                        ------------
HEALTHCARE EQUIPMENT-0.5%
       26,900  Medtronic, Inc....................................          1,152,665
                                                                        ------------
HOME IMPROVEMENT RETAIL-2.6%
       68,650  Home Depot, Inc...................................          2,521,515
       78,975  Lowe's Companies, Inc.............................          3,585,465
                                                                        ------------
                                                                           6,106,980
                                                                        ------------
HOTELS, RESORTS & CRUISE LINES-0.9%
       67,675  Starwood Hotels & Resorts Worldwide, Inc..........          2,225,831
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS-1.6%
       41,925  Procter & Gamble Company..........................       $  3,743,903
                                                                        ------------
INDUSTRIAL CONGLOMERATES-3.3%
       25,650  3M Company........................................          3,154,950
      155,050  General Electric Company..........................          4,504,203
                                                                        ------------
                                                                           7,659,153
                                                                        ------------
INDUSTRIAL GASES-0.8%
       34,500  Praxair, Inc......................................          1,965,465
                                                                        ------------
INDUSTRIAL MACHINERY-1.1%
       35,750  Illinois Tool Works, Inc..........................          2,463,890
                                                                        ------------
INSURANCE BROKERS-1.1%
       26,475  Marsh & McLennan Companies, Inc...................          2,557,485
                                                                        ------------
INTEGRATED OIL & GAS-3.1%
      180,341  Exxon Mobil Corporation...........................          7,379,554
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES-0.5%
       32,100  Verizon Communications, Inc.......................          1,288,815
                                                                        ------------
LEISURE FACILITIES-3.2%
      389,525  Royal Caribbean Cruises Limited...................          7,595,738
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.3%
       58,475  Harley-Davidson, Inc..............................          2,998,013
                                                                        ------------
MOVIES & ENTERTAINMENT-4.1%
       89,212  AOL Time Warner, Inc.*............................          1,312,309
      126,300  Viacom, Inc. Class B*.............................          5,603,931
      137,375  Walt Disney Company...............................          2,596,388
                                                                        ------------
                                                                           9,512,628
                                                                        ------------
MULTI-LINE INSURANCE-2.0%
       30,475  American International Group, Inc.................          2,079,309
       44,075  Hartford Financial Services Group, Inc............          2,621,140
                                                                        ------------
                                                                           4,700,449
                                                                        ------------
NETWORKING EQUIPMENT-0.9%
      151,988  Cisco Systems, Inc.*..............................          2,120,233
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-0.6%
       22,750  Apache Corporation................................          1,307,670
                                                                        ------------
PERSONAL PRODUCTS-3.3%
      216,725  Estee Lauder Companies, Inc. Class A..............          7,628,712
                                                                        ------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

PHARMACEUTICALS-4.8%
       22,800  Abbott Laboratories...............................       $    858,420
       53,175  Allergan, Inc.....................................          3,549,431
       60,275  Johnson & Johnson.................................          3,149,972
       73,259  Pfizer, Inc.......................................          2,564,065
       23,125  Wyeth.............................................          1,184,000
                                                                        ------------
                                                                          11,305,888
                                                                        ------------
PUBLISHING-0.9%
       47,675  Tribune Company...................................          2,073,863
                                                                        ------------
RAILROADS-3.0%
       42,650  CSX Corporation...................................          1,484,647
       88,275  Union Pacific Corporation.........................          5,586,042
                                                                        ------------
                                                                           7,070,689
                                                                        ------------
RESTAURANTS-1.0%
       83,200  McDonald's Corporation............................          2,367,040
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-1.6%
       26,625  KLA-Tencor Corporation*...........................          1,171,234
       72,875  Novellus Systems, Inc.*...........................          2,477,750
                                                                        ------------
                                                                           3,648,984
                                                                        ------------
SEMICONDUCTORS-3.0%
      215,953  Intel Corporation.................................          3,945,461
       81,175  Maxim Integrated Products, Inc.*..................          3,111,438
                                                                        ------------
                                                                           7,056,899
                                                                        ------------
SOFT DRINKS-2.3%
       36,700  Coca-Cola Company.................................          2,055,200
       68,150  PepsiCo, Inc......................................          3,284,830
                                                                        ------------
                                                                           5,340,030
                                                                        ------------
SYSTEMS SOFTWARE-3.9%
      138,650  Microsoft Corporation*............................          7,503,738
       80,929  VERITAS Software Corporation*.....................          1,601,585
                                                                        ------------
                                                                           9,105,323
                                                                        ------------
TOBACCO-0.3%
       16,425  Philip Morris Companies, Inc......................            717,444
                                                                        ------------
TRADING COMPANIES & DISTRIBUTORS-0.8%
       37,625  W.W. Grainger, Inc................................          1,885,013
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$214,212,366)..............................................        192,247,875
                                                                        ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-4.5%
BIOTECHNOLOGY-1.6%
      232,975  Serono SA ADR (SZ)................................       $  3,797,493
                                                                        ------------
IT CONSULTING & SERVICES-0.9%
      111,650  Accenture Limited Class A ADR (BD)*...............          2,121,350
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-1.1%
       84,400  Encana Corporation ADR (CA).......................          2,582,640
                                                                        ------------
SEMICONDUCTORS-0.9%
       88,825  STMicroelectronics NV ADR (SZ)....................          2,161,112
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$12,972,736)...............................................         10,662,595
                                                                        ------------
PRINCIPAL                                                                AMORTIZED
AMOUNT                                                                      COST
------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-13.1%
AIR FREIGHT & LOGISTICS-4.7%
$  11,000,000  United Parcel Service, Inc.
               1.80% 7/2/02......................................       $ 10,999,450
                                                                        ------------
AUTOMOBILE MANUFACTURERS-4.7%
   11,000,000  Toyota Motor Credit Corporation
               1.68% 7/1/02......................................         11,000,000
                                                                        ------------
PHARMACEUTICALS-3.7%
    8,800,000  Merck & Company, Inc.
               1.77% 7/2/02......................................          8,799,567
                                                                        ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$30,799,017).....................................         30,799,017
                                                                        ------------
TOTAL INVESTMENTS-99.6%
(TOTAL COST-$257,984,119)........................................        233,709,487
OTHER ASSETS AND LIABILITIES-0.4%................................            818,751
                                                                        ------------
NET ASSETS-100.0%................................................       $234,528,238
                                                                        ============

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $  257,984,119
                                                    --------------
Investment securities, at market..................     233,709,487
Cash..............................................         619,858
Receivables:
  Investment securities sold......................       6,534,778
  Capital shares sold.............................          27,368
  Dividends.......................................         153,680
  From transfer agent.............................              35
Other assets......................................          11,977
                                                    --------------
    Total Assets..................................     241,057,183
                                                    --------------

LIABILITIES
Payables:
  Investment securities purchased.................       6,105,195
  Capital shares redeemed.........................          62,265
  Advisory fees...................................         130,658
  Shareholder servicing fees......................          29,212
  Accounting fees.................................          12,061
  Distribution fees...............................         123,836
  Other...........................................          65,718
                                                    --------------
    Total Liabilities.............................       6,528,945
                                                    --------------
Net Assets........................................  $  234,528,238
                                                    ==============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (UNAUDITED) (CONTINUED)

Net Assets--Class A...............................  $     412,614
Shares Outstanding--Class A.......................        104,898
Net Asset Value, Redemption Price Per Share.......  $        3.93
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $        4.17

Net Assets--Class B...............................  $   1,359,626
Shares Outstanding--Class B.......................        349,296
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        3.89

Net Assets--Class C...............................  $     183,726
Shares Outstanding--Class C.......................         48,044
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        3.82

Net Assets--Class F...............................  $ 232,369,557
Shares Outstanding--Class F.......................     58,312,143
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        3.98

Net Assets--Class R...............................  $      95,348
Shares Outstanding--Class R.......................         24,063
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        3.96

Net Assets--Class T...............................  $     107,367
Shares Outstanding--Class T.......................         27,743
Net Asset Value, Redemption Price Per Share.......  $        3.87
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $        4.05

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $   1,331,442
  Interest........................................        287,555
  Foreign taxes withheld..........................         (7,050)
                                                    -------------
    Total Investment Income.......................      1,611,947
                                                    -------------
Expenses:
  Advisory fees--Note 2...........................        875,798
  Shareholder servicing fees--Note 2..............        179,082
  Accounting fees--Note 2.........................         43,172
  Distribution fees--Note 2.......................        147,015
  Transfer agency fees--Note 2....................         69,328
  Registration fees--Note 2.......................         30,681
  Postage and mailing expenses....................         24,331
  Custodian fees and expenses--Note 2.............          6,901
  Printing expenses...............................         25,783
  Legal and audit fees............................         20,652
  Directors' fees and expenses....................         10,090
  Other expenses..................................         32,507
                                                    -------------
    Total Expenses................................      1,465,340
    Earnings Credits..............................         (4,355)
    Reimbursed Expenses...........................         (2,918)
    Expense Offset to Broker Commissions..........         (1,592)
                                                    -------------
    Net Expenses..................................      1,456,475
                                                    -------------
  Net Investment Income...........................        155,472
                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (11,705,993)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................    (30,476,976)
                                                    -------------
  Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions...    (42,182,969)
                                                    -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $ (42,027,497)
                                                    =============

Purchases of long-term securities.................  $ 148,268,952
Proceeds from sales of long-term securities.......  $ 165,228,359

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                            6/30/02       12/31/01
                                          ------------  ------------
OPERATIONS
Net Investment Income...................  $    155,472  $     26,440
Net Realized (Loss) from Security
  Transactions..........................   (11,705,993)  (73,336,524)
Net Change in Unrealized
  Appreciation/Depreciation.............   (30,476,976)    6,684,995
                                          ------------  ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (42,027,497)  (66,625,089)
                                          ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................             0          (133)
  Class B...............................             0          (571)
  Class C...............................             0           (98)
  Class F...............................             0      (101,843)
  Class R...............................             0           (18)
  Class T...............................             0           (54)
                                          ------------  ------------
Net (Decrease) from Dividends and
  Distributions.........................             0      (102,717)
                                          ------------  ------------

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                            6/30/02       12/31/01
                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $    143,949  $    670,224
  Class B...............................       109,169     1,030,903
  Class C...............................        37,334       494,446
  Class F...............................     3,270,234    12,109,195
  Class R...............................        65,597        48,839
  Class T...............................         2,478       307,450
Reinvested dividends and distributions
  Class A...............................             0           116
  Class B...............................             0           430
  Class C...............................             0            92
  Class F...............................             0        79,186
  Class R...............................             0             0
  Class T...............................             0            54
                                          ------------  ------------
                                             3,628,761    14,740,935
Cost of shares redeemed
  Class A...............................       (90,433)     (482,257)
  Class B...............................      (100,072)     (298,665)
  Class C...............................       (85,801)     (469,624)
  Class F...............................   (18,034,090)  (42,996,647)
  Class R...............................        (1,718)            0
  Class T...............................        (1,697)     (254,379)
                                          ------------  ------------
                                           (18,313,811)  (44,501,572)
                                          ------------  ------------
Net (Decrease) from Capital Share
  Transactions..........................   (14,685,050)  (29,760,637)
                                          ------------  ------------
Net (Decrease) in Net Assets............   (56,712,547)  (96,488,443)
NET ASSETS
  Beginning of period...................  $291,240,785  $387,729,228
                                          ------------  ------------
  End of period.........................  $234,528,238  $291,240,785
                                          ============  ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $358,950,263  $373,635,313
Accumulated undistributed net investment
  income................................       181,912        26,440
Accumulated undistributed net realized
  (loss) from security transactions.....  (100,329,271)  (88,623,278)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................   (24,274,666)    6,202,310
                                          ------------  ------------
Total...................................  $234,528,238  $291,240,785
                                          ============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                          YEAR ENDED
                                      SIX MONTHS         DECEMBER 31,
                                         ENDED      ----------------------
                                     JUNE 30, 2002     2001        2000
                                     -------------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of
  period...........................     $  4.66      $  5.73     $  7.61
Income from investment operations:
    Net investment (loss)..........       (0.02)       (0.07)      0.00+
    Net (losses) on securities
      (both realized and
      unrealized)..................       (0.71)       (1.00)      (1.45)
                                        -------      -------     -------
        Total from investment
          operations...............       (0.73)       (1.07)      (1.45)
Less distributions:
    From net investment income.....        0.00         0.00        0.00
    From net realized gains........        0.00         0.00^      (0.43)
                                        -------      -------     -------
        Total distributions........        0.00         0.00       (0.43)
Net Asset Value, end of period.....     $  3.93      $  4.66     $  5.73
                                        =======      =======     =======
Total Return/Ratios
    Total return*..................      (15.67%)     (18.65%)    (19.04%)
    Net assets, end of period
      (000s).......................     $   413      $   442     $   318
    Net expenses to average net
      assets#......................        2.20%**      2.98%       1.01%
    Gross expenses to average net
      assets#......................        2.21%**      2.98%       1.06%
    Net investment (loss) to
      average net assets...........       (1.01%)**    (1.82%)     (0.03%)
    Portfolio turnover rate@.......         123%         144%        165%

  + Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                          YEAR ENDED
                                      SIX MONTHS         DECEMBER 31,
                                         ENDED      ----------------------
                                     JUNE 30, 2002     2001        2000
                                     -------------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of
  period...........................     $  4.61      $  5.65     $  7.61
Income from investment operations:
    Net investment (loss)..........       (0.02)       (0.04)      (0.02)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (0.70)       (1.00)      (1.51)
                                        -------      -------     -------
        Total from investment
          operations...............       (0.72)       (1.04)      (1.53)
Less distributions:
    From net investment income.....        0.00         0.00        0.00
    From net realized gains........        0.00         0.00^      (0.43)
                                        -------      -------     -------
        Total distributions........        0.00         0.00       (0.43)
Net Asset Value, end of period.....     $  3.89      $  4.61     $  5.65
                                        =======      =======     =======
Total Return/Ratios
    Total return*..................      (15.62%)     (18.38%)    (20.09%)
    Net assets, end of period
      (000s).......................     $ 1,360      $ 1,599     $ 1,170
    Net expenses to average net
      assets#......................        2.17%**      2.19%       1.76%
    Gross expenses to average net
      assets#......................        2.18%**      2.20%       1.80%
    Net investment (loss) to
      average net assets...........       (0.99%)**    (1.03%)     (0.88%)
    Portfolio turnover rate@.......         123%         144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                          YEAR ENDED
                                      SIX MONTHS         DECEMBER 31,
                                         ENDED      ----------------------
                                     JUNE 30, 2002     2001        2000
                                     -------------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of
  period...........................     $  4.55      $  5.66     $  7.61
Income from investment operations:
    Net investment (loss)..........       (0.08)       (0.13)      (0.01)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (0.65)       (0.98)      (1.51)
                                        -------      -------     -------
        Total from investment
          operations...............       (0.73)       (1.11)      (1.52)
Less distributions:
    From net investment income.....        0.00         0.00        0.00
    From net realized gains........        0.00         0.00^      (0.43)
                                        -------      -------     -------
        Total distributions........        0.00         0.00       (0.43)
Net Asset Value, end of period.....     $  3.82      $  4.55     $  5.66
                                        =======      =======     =======
Total Return/Ratios
    Total return*..................      (16.04%)     (19.58%)    (19.96%)
    Net assets, end of period
      (000s).......................     $   184      $   270     $   343
    Net expenses to average net
      assets#,+....................        3.12%**      3.16%       1.75%
    Gross expenses to average net
      assets#,+....................        3.12%**      3.17%       1.84%
    Net investment (loss) to
      average net assets+..........       (1.92%)**    (2.01%)     (0.83%)
    Portfolio turnover rate@.......         123%         144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.56% (2002) and 3.55% (2001). The gross expense ratios would have been 3.56% (2002) and 3.56% (2001). The net investment (loss) ratios would have been (2.36%)
     (2002) and (2.40%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                           SIX MONTHS
                             ENDED                      YEAR ENDED DECEMBER 31,
                            JUNE 30,   ----------------------------------------------------------
                              2002        2001        2000        1999        1998        1997
                           ----------  ----------  ----------  ----------  ----------  ----------
CLASS F SHARES
Net Asset Value,
  beginning of period....   $   4.69    $   5.69    $   7.61    $   7.32    $   6.92    $   7.23
Income from investment
  operations:
    Net investment income
      (loss).............       0.00+       0.00+      (0.02)       0.00+       0.71        0.13
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........      (0.71)      (1.00)      (1.47)       1.06        0.51        1.25
                            --------    --------    --------    --------    --------    --------
         Total from
            investment
            operations...      (0.71)      (1.00)      (1.49)       1.06        1.22        1.38
Less distributions:
From net investment
  income.................       0.00        0.00        0.00        0.00       (0.11)      (0.13)
From net realized
  gains..................       0.00        0.00^      (0.43)      (0.77)      (0.71)      (1.56)
                            --------    --------    --------    --------    --------    --------
     Total
       distributions.....       0.00        0.00       (0.43)      (0.77)      (0.82)      (1.69)
Net Asset Value, end of
  period.................   $   3.98    $   4.69    $   5.69    $   7.61    $   7.32    $   6.92
                            ========    ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.........     (15.14%)    (17.55%)    (19.57%)     15.03%      17.78%      19.40%
    Net assets, end of
      period (000s)......   $232,370    $288,752    $385,816    $535,035    $542,307    $543,168
    Net expenses to
      average net
      assets#............       1.06%**      1.14%      1.10%       1.12%       1.08%       1.09%
    Gross expenses to
      average net
      assets#............       1.06%**      1.14%      1.12%       1.13%       1.10%       1.11%
    Net investment income
      (loss) to average
      net assets.........       0.13%**      0.02%     (0.24%)     (0.05%)      1.38%       1.84%
    Portfolio turnover
      rate@..............        123%        144%        165%        165%        259%        256%

  + Net investment (loss) for the six months ended June 30, 2002 and the years ended December 31, 2001 and 1999 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                          YEAR ENDED
                                      SIX MONTHS         DECEMBER 31,
                                         ENDED      ----------------------
                                     JUNE 30, 2002     2001        2000
                                     -------------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of
  period...........................     $  4.74      $  5.74     $  7.61
Income from investment operations:
    Net investment income (loss)...       (0.04)       (0.01)       0.00+
    Net (losses) on securities
      (both realized and
      unrealized)..................       (0.74)       (0.99)      (1.44)
                                        -------      -------     -------
        Total from investment
          operations...............       (0.78)       (1.00)      (1.44)
Less distributions:
    From net investment income.....        0.00         0.00        0.00
    From net realized gains........        0.00         0.00^      (0.43)
                                        -------      -------     -------
        Total distributions........        0.00         0.00       (0.43)
Net Asset Value, end of period.....     $  3.96      $  4.74     $  5.74
                                        =======      =======     =======
Total Return/Ratios
    Total return...................      (16.46%)      17.39%     (18.91%)
    Net assets, end of period
      (000s).......................     $    95      $    51     $     1
    Net expenses to average net
      assets#,+....................        4.12%**      2.72%       0.76%
    Gross expenses to average net
      assets#,+....................        4.13%**      2.73%       0.79%
    Net investment income (loss) to
      average net assets+..........       (2.96%)**    (1.68%)      0.01%
    Portfolio turnover rate@.......         123%         144%        165%

  + Net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company during the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 7.46%
     (2002) and 82.22% (2001). The gross expense ratios would have been 7.47%
     (2002) and 82.23% (2001). The net investment (loss) ratios would have been (6.30%) (2002) and (81.18%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                          YEAR ENDED
                                      SIX MONTHS         DECEMBER 31,
                                         ENDED      ----------------------
                                     JUNE 30, 2002     2001        2000
                                     -------------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of
  period...........................     $  4.60      $  5.68     $  7.61
Income from investment operations:
    Net investment (loss)..........       (0.03)       (0.09)      (0.01)
    Net (losses) on securities
      (both realized and
      unrealized)..................       (0.70)       (0.99)      (1.49)
                                        -------      -------     -------
        Total from investment
          operations...............       (0.73)       (1.08)      (1.50)
Less distributions:
    From net investment income.....        0.00         0.00        0.00
    From net realized gains........        0.00         0.00^      (0.43)
                                        -------      -------     -------
        Total distributions........        0.00         0.00       (0.43)
Net Asset Value, end of period.....     $  3.87      $  4.60     $  5.68
                                        =======      =======     =======
Total Return/Ratios
    Total return*..................      (15.87%)     (18.99%)    (19.69%)
    Net assets, end of period
      (000s).......................     $   107      $   127     $    82
    Net expenses to average net
      assets#,+....................        2.77%**      3.13%       1.25%
    Gross expenses to average net
      assets#,+....................        2.77%**      3.14%       1.28%
    Net investment (loss) to
      average net assets+..........       (1.59%)**    (1.96%)     (0.40%)
    Portfolio turnover rate@.......         123%         144%        165%

  ^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 4.54% (2002) and 6.31% (2001). The gross expense ratios would have been 4.54% (2002) and 6.32% (2001). The net investment (loss) ratios would have been (3.36%)
     (2002) and (5.14%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund"). The Fund offers
Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $12,668 during the six months ended
June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $1,249 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $634, $1,917, $293, and $151, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $5,750, $879, $140,235, and $151, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,571, $2,366, $1,872, $20,456, $1,604, and $1,812, respectively, for state registration fees. During the six months ended June 30, 2002, Class C, Class R, and Class T shares were reimbursed $514, $1,339, and $1,065, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................  $        26,440
Accumulated Capital Losses........................  $    79,557,938
Post-October Capital Loss Deferral................  $     6,049,144
Post-October Currency Loss Deferral...............  $             0
Federal Tax Cost..................................  $   260,097,819
Unrealized Appreciation...........................  $     5,452,564
Unrealized (Depreciation).........................  $   (31,840,896)
Net (Depreciation)................................  $   (26,388,332)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                            SIX MONTHS          YEAR
                                               ENDED            ENDED
                                              6/30/02         12/31/01
                                          ---------------  ---------------
CLASS A
      Shares sold.......................           31,319          128,154
      Shares issued for dividends
        reinvested......................                0               24
      Shares redeemed...................          (21,339)         (88,734)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            9,980           39,444
CLASS B
      Shares sold.......................           24,316          204,936
      Shares issued for dividends
        reinvested......................                0               92
      Shares redeemed...................          (21,952)         (65,170)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            2,364          139,858
CLASS C
      Shares sold.......................            8,456           97,869
      Shares issued for dividends
        reinvested......................                0               20
      Shares redeemed...................          (19,808)         (99,210)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................          (11,352)          (1,321)
CLASS F
      Shares sold.......................          712,910        2,441,399
      Shares issued for dividends
        reinvested......................                0           17,159
      Shares redeemed...................       (3,952,166)      (8,709,891)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................       (3,239,256)      (6,251,333)
CLASS R
      Shares sold.......................           13,692           10,588
      Shares issued for dividends
        reinvested......................                0                0
      Shares redeemed...................             (359)               0
      NET INCREASE IN SHARES
        OUTSTANDING.....................           13,333           10,588
CLASS T
      Shares sold.......................              566           68,057
      Shares issued for dividends
        reinvested......................                0               14
      Shares redeemed...................             (377)         (54,939)
      NET INCREASE IN SHARES
        OUTSTANDING.....................              189           13,132

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

                        For More Information


                                DREYFUS FOUNDERS
                                GROWTH AND INCOME FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2002 Dreyfus Service Corporation                            275SA0602

SEMIANNUAL REPORT
DREYFUS FOUNDERS

INTERNATIONAL EQUITY FUND
INVESTMENT UPDATE

JUNE 30, 2002


DREYFUS FOUNDERS FUNDS
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                      3
Statement of Investments                10
Statement of Assets and Liabilities     14
Statement of Operations                 16
Statements of Changes in Net Assets     17
Financial Highlights                    19
Notes to Financial Statements           25
Your Board Representatives              31

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Semiannual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of June 30, 2002 are included in the Statement of Investments.

O  NOT FDIC-INSURED  O  NOT BANK-GUARANTEED  O  MAY LOSE VALUE

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER
A. EDWARD ALLINSON, CFA
[PHOTO]


HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK IN THE SIX MONTHS ENDED JUNE 30? The first half of 2002 saw markets decline around the globe, despite indications of improvement in the international macroeconomic environment. Accounting scandals in the U.S. and abroad created an atmosphere of suspicion among investors, and the possible repercussions of America's war on terror increased uncertainty. Investors in many countries adopted a more defensive approach, favoring the stocks of value-oriented companies (which are perceived to be a safer bet in a volatile market) over those of growth firms.

These factors, combined with sub-par performance from several key Fund holdings, led the Dreyfus Founders International Equity Fund to lose ground during the half, underperforming the -1.68% return posted by its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index. (See pages 6 and 7 for the Fund's total returns and for an index description.)

WHAT BROAD MARKET FACTORS MOST IMPACTED THE FUND'S PERFORMANCE DURING THE
PERIOD?

At the beginning of the year, investors began to see promising signs that the global economy was on the mend. The U.S., whose economic health impacts the economies of a great many foreign countries, saw strong growth in gross domestic product in the first quarter of 2002. Consumer


[SIDENOTE]

   "EVEN IN THIS DIFFICULT MARKET ENVIRONMENT, WE WERE ABLE TO FIND PROMISING COMPANIES WITH GOOD FUNDAMENTALS, AND MANY OF THESE ARE EXCELLENT EXAMPLES OF
                         OUR `BEST OF BREED' APPROACH."

PERFORMANCE HIGHLIGHTS

- Market uncertainty, combined with sub-par performance from several key Fund holdings, led the Fund to lose ground during the half.

- The Fund's overweight exposure to information technology as well as specific holdings in telecom stocks were detrimental to returns.

- Companies that were hampered by lower corporate spending were a drag on Fund performance.

- The Fund's positioning remains geared toward finding the highest-quality companies the world has to offer, especially those that may stand to benefit from a global economic recovery.

spending--in the U.S. as well as in key international markets such as South Korea--remained robust. The first quarter even saw brightening growth prospects for the Japanese economy, which has been fighting its own structural demons for quite some time.

     But investors weighed these factors against slowdowns in corporate profitability and capital spending, trends which may take time to reverse. For this reason, the market seemed quick to punish companies in traditional growth sectors with lagging earnings--such as information technology (IT), telecommunications, and healthcare--while there was much more tolerance for value-oriented companies in similar situations. As a result, large-cap international growth stocks as a group trailed their value counterparts, though both investment styles lost ground during the half.

WHAT MANAGEMENT DECISIONS HAD THE MOST IMPACT?

As the year began, the Fund carried an overweight exposure (relative to its benchmark) to information technology and telecom stocks, reflecting a belief that these companies would benefit from an eventual recovery in IT spending. In retrospect, the Fund's positioning in these growth sectors may have been premature. While global economies are clearly recovering, it may require a longer period of relative stability before businesses once again feel confident enough to increase capital expenditures. Until that time, we have reduced the Fund's weightings in these sectors.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO AFTER YOU TOOK THE HELM IN APRIL?

Having managed large-cap international funds in the past, my analytical team and I were familiar with many of the names held in the Fund. I kept select names, but repositioned the Fund to reflect our focus on globally dominant companies, those with dynamic leadership, a proven platform, financial strength, and brand power. My approach is to run a somewhat concentrated portfolio with approximately 50 holdings, so the total number of positions was reduced from about 90.

        I positioned the Fund to be regionally neutral, meaning the Fund's country exposure is typically within a few percentage points of its benchmark, the MSCI World ex U.S. Index. Consequently, I generally do not engage in currency hedging.

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)
        1.      Nikko Cordial Corporation  (Japan; 8603)        3.16%
        2.      BP PLC  (United Kingdom; BP)                    3.08%
        3.      Nintendo Company Limited  (Japan; 7974)         3.07%
        4.      Novartis AG  (Switzerland; NOV.N)               3.01%
        5.      UBS AG  (Switzerland; UBS.N)                    2.95%
        6.      Sony Corporation  (Japan; 6758)                 2.83%
        7.      BNP Paribas SA  (France; BNP)                   2.79%
        8.      GlaxoSmithKline PLC  (United Kingdom; GSK)      2.77%
        9.      NTT DoCoMo, Inc.  (Japan; 9437)                 2.63%
        10.     ING Groep NV  (Netherlands; ING.C)              2.50%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

In our repositioning of the Fund, we targeted companies we refer to as the "best of breed," often the leaders in their individual markets, believing they may hold up better in the market's uncertain environment.

GROWTH OF $10,000 INVESTMENT

[CHART]

                                   MSCI

                         INTNL. EQ.        WORLD XUS
12/29/1995               10,000.00
12/31/1995               10,000.00         10,000.00
01/31/1996               10,000.00         10,058.61
02/29/1996               10,370.00         10,087.85
03/29/1996               10,810.00         10,301.42
04/30/1996               11,200.00         10,605.65
05/31/1996               11,520.00         10,424.49
06/28/1996               11,460.00         10,469.67
07/31/1996               10,800.00         10,163.11
08/30/1996               11,060.00         10,201.65
09/30/1996               11,260.00         10,477.94
10/31/1996               11,200.00         10,407.95
11/29/1996               11,670.00         10,837.05
12/31/1996               11,860.00         10,686.71
01/31/1997               12,110.00         10,353.65
02/28/1997               12,210.00         10,510.54
03/31/1997               12,290.00         10,521.13
04/30/1997               12,220.00         10,585.71
05/30/1997               13,260.00         11,283.68
06/30/1997               13,810.00         11,886.22
07/31/1997               14,250.00         12,104.60
08/29/1997               13,560.00         11,213.06
09/30/1997               14,310.00         11,842.44
10/31/1997               13,770.00         10,949.07
11/28/1997               13,720.00         10,826.56
12/31/1997               13,770.26         10,929.58
01/30/1998               14,135.94         11,395.44
02/27/1998               14,958.73         12,137.47
03/31/1998               15,792.94         12,536.08
04/30/1998               16,250.05         12,633.42
05/29/1998               16,684.30         12,567.70
06/30/1998               16,855.71         12,634.44
07/31/1998               17,118.54         12,717.01
08/31/1998               14,718.75         11,092.90
09/30/1998               14,398.78         10,776.06
10/30/1998               14,615.90         11,898.00
11/30/1998               15,358.69         12,500.79
12/31/1998               16,112.19         12,980.41
01/29/1999               16,870.14         12,982.90
02/26/1999               16,192.58         12,656.25
03/31/1999               16,468.20         13,184.24
04/30/1999               17,076.86         13,749.58
05/28/1999               16,456.72         13,055.02
06/30/1999               17,329.51         13,565.39
07/30/1999               17,754.42         13,955.87
08/31/1999               18,121.91         13,995.54
09/30/1999               18,294.17         14,146.65
10/29/1999               19,224.38         14,693.21
11/30/1999               22,129.86         15,207.03
12/31/1999               25,570.90         16,605.29
01/31/2000               24,129.56         15,596.36
02/29/2000               28,106.11         16,038.50
03/31/2000               26,677.64         16,696.75
04/28/2000               24,052.35         15,830.69
05/31/2000               23,486.11         15,447.11
06/30/2000               24,785.89         16,114.74
07/31/2000               23,498.98         15,498.74
08/31/2000               24,283.99         15,701.16
09/29/2000               22,636.75         14,887.73
10/31/2000               21,684.43         14,481.93
11/30/2000               20,114.40         13,898.41
12/29/2000               21,056.98         14,385.00
01/31/2001               21,261.70         14,411.48
02/28/2001               19,024.39         13,270.13
03/30/2001               16,991.81         12,370.36
04/30/2001               18,571.08         13,230.99
05/31/2001               17,693.71         12,795.47
06/29/2001               16,816.34         12,273.65
07/31/2001               16,363.03         12,058.12
08/31/2001               15,207.82         11,736.10
09/28/2001               13,511.56         10,551.64
10/31/2001               14,067.23         10,810.09
11/30/2001               14,491.29         11,234.98
12/31/2001               14,666.77         11,307.02
01/31/2002               13,891.76         10,731.90
02/28/2002               13,482.31         10,797.33
03/28/2002               14,374.31         11,371.27
04/30/2002               14,008.74         11,438.42
05/31/2002               13,891.76         11,588.31
06/28/2002               12,751.17         11,116.93

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on its inception date of 12/29/95 to a $10,000 investment made in an unmanaged securities index. The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from December 31, 1995 through June 30, 2002. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund.

     The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph assumes the reinvestment of dividends and capital gain distributions, and takes into account Class F fees and expenses, subject to applicable fee waivers and expense limitations. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors. Further information related to Fund performance is contained elsewhere in this report.

WHAT INDIVIDUAL HOLDINGS CONTRIBUTED THE MOST TO THE FUND'S PERFORMANCE DURING THE HALF?

Even in this difficult market environment, we were able to find promising companies with good fundamentals, and many of these are excellent examplesof our "best of breed" approach. For example, we were pleased with the performance of several of our automotive stocks, such as Germany's PORSCHE AG PREFERRED (whose high-end product line is benefiting from rising global affluence) and Japan's HONDA MOTOR COMPANY LIMITED, which offers



           AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                                   YEAR-TO-          1          5       10      SINCE
(INCEPTION DATE)                         DATE+           YEAR       YEARS   YEARS   INCEPTION
------------------------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
        With sales charge (5.75%)       (17.95%)        (28.56%)       --      --       (26.05%)
        Without sales charge            (12.96%)        (24.22%)       --      --       (24.28%)
CLASS B SHARES (12/31/99)
        With redemption*                (16.74%)        (27.73%)       --      --       (25.65%)
        Without redemption              (13.27%)        (24.71%)       --      --       (24.85%)
CLASS C SHARES (12/31/99)
        With redemption**               (14.25%)        (25.58%)       --      --       (24.91%)
        Without redemption              (13.39%)        (24.82%)       --      --       (24.91%)
CLASS F SHARES (12/29/95)               (13.06%)        (24.17%)     (1.58%)   n/a        3.81%
CLASS R SHARES (12/31/99)               (13.00%)        (24.13%)       --      --       (24.15%)
CLASS T SHARES (12/31/99)
        With sales charge (4.50%)       (17.05%)        (27.83%)       --      --       (25.90%)
        Without sales charge            (13.14%)        (24.43%)       --      --       (24.51%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividend and capital gain distributions, as well as fee waivers, expense limitations, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     +Total return is not annualized.

best-selling models in many markets around the world. SONY CORPORATION is another household name whose growth potential was borne out during the half, thanks to strong sales of its Playstation gaming console and other digital entertainment products.

     Reinsurance holdings CONVERIUM HOLDING AG and MUNICH RE were also major contributors to the Fund. These and other insurance companies have begun reviewing their pricing policies in the aftermath of the September 11 attacks, and prices for their reinsurance products will likely start rising to more realistic levels.

     Another globally dominant firm that posted impressive performance was DIAGEO PLC. This British beverage company owns brands that are very often No. 1 or No. 2 in their respective marketplaces, and the company is refocusing its efforts to concentrate on these profitable products. Thanks to this and other innovations, Diageo has posted faster earnings growth than its competitors.

     On the downside, the Fund's underperformance was largely a result of poor returns from a few key holdings, rather than its sector, country, or currency exposure. A common theme of these poorly performing holdings was their sensitivity to lower corporate spending.


[CHART]

PORTFOLIO COMPOSITION

26.60% United Kingdom
20.70% Japan
10.87% France
 9.85% Netherlands
 8.20% Switzerland
 4.07% Germany
 3.54% Canada
 3.53% Spain
 1.00% Cash & Equivalents
11.64% Other Countries

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Downward earnings guidance and disappointments dogged many telecommunications companies during the half. Here again, many businesses were hurt by decreasing capital expenditures by their corporate customers, and wireless companies were fighting for profits in a highly saturated marketplace. These dynamics seriously impacted several Fund holdings, including Britain's VODAFONE GROUP PLC and Sweden's LM ERICSSON, two of the largest telecommunications companies in the world. Other companies exposed to the sluggish trends in corporate spending, such as FLEXTRONICS INTERNATIONAL LIMITED ADR, also put a drag on the Fund's performance.

WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR, AND HOW WILL THIS VIEW DETERMINE YOUR STRATEGY GOING FORWARD? In the first half, we believed that international markets would respond positively to signs of stronger economic growth. As it happened, investor concerns about corporate governance, capital spending by businesses, and Mideast tensions reinforced a defensive mindset. We believe a global recovery is underway, but it may yet take some time for this to be accepted by the markets. Until that happens, growth stocks may continue to lag those of value-oriented firms.

     However, we believe that growth stocks may be oversold in many markets, and that many globally dominant, fundamentally strong companies are trading at attractive valuations. And we continue to believe that the solidly improving economic data eventually will translate into increased capital expenditures and healthy corporate profit growth. Therefore, the Fund's positioning remains geared toward finding the highest-quality companies the world has to offer, especially those that may stand to benefit from a global economic recovery.


/s/ A. Edward Allinson

A. Edward Allinson, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-1.9%
OIL & GAS EQUIPMENT & SERVICES-1.9%
17,525       Schlumberger Limited................................       $   814,913
                                                                        -----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$936,324)..................................................           814,913
                                                                        -----------

COMMON STOCKS (FOREIGN)-95.3%
AIR FREIGHT & LOGISTICS-1.1%
38,250       Exel PLC (UK).......................................           487,163
                                                                        -----------
APPAREL RETAIL-1.4%
28,000       Fast Retailing Company Limited (JA).................           607,395
                                                                        -----------
APPAREL, ACCESSORIES, & LUXURY GOODS-1.7%
14,975       LVMH Moet Hennessy Louis Vuitton SA (FR)............           754,296
                                                                        -----------
AUTOMOBILE MANUFACTURERS-1.6%
17,400       Honda Motor Company Limited (JA)....................           705,546
                                                                        -----------
BANKS-16.9%
82,575       Banco Santander Central Hispano SA (SP).............           655,707
121,000      Barclays PLC (UK)...................................         1,018,171
22,000       BNP Paribas SA (FR).................................         1,216,790
84,525       HSBC Holdings PLC (UK)..............................           972,166
74,675       Lloyds TSB Group PLC (UK)...........................           743,335
  91         Mitsubishi Tokyo Financial Group, Inc. (JA).........           613,469
81,400       Standard Chartered PLC (UK).........................           868,598
25,600       UBS AG (SZ).........................................         1,287,569
                                                                        -----------
                                                                          7,375,805
                                                                        -----------
CONSTRUCTION MATERIALS-2.2%
58,075       CRH PLC (IE)........................................           972,219
                                                                        -----------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

CONSUMER ELECTRONICS-10.2%
28,375       Koninklijke (Royal) Philips Electronics NV (NE).....       $   792,258
78,000       Matsushita Electric Industrial Company Limited
             (JA)................................................         1,064,026
9,100        Nintendo Company Limited (JA).......................         1,340,065
23,400       Sony Corporation (JA)...............................         1,235,832
                                                                        -----------
                                                                          4,432,181
                                                                        -----------
DISTILLERS & VINTNERS-2.5%
82,750       Diageo PLC (UK).....................................         1,074,741
                                                                        -----------
DIVERSIFIED COMMERCIAL SERVICES-1.5%
277,250      Hays PLC (UK).......................................           650,861
                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES-7.3%
86,625       Amvescap PLC (UK)...................................           705,809
42,475       ING Groep NV (NE)...................................         1,090,716
273,000      Nikko Cordial Corporation (JA)......................         1,378,027
                                                                        -----------
                                                                          3,174,552
                                                                        -----------
ELECTRIC UTILITIES-1.1%
32,550       Endesa SA (SP)......................................           472,899
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS-3.2%
60,222       AU Optronics Corporation ADR (TW)*..................           500,445
124,160      Flextronics International Limited ADR (SG)*.........           885,261
                                                                        -----------
                                                                          1,385,706
                                                                        -----------
INDUSTRIAL CONGLOMERATES-1.2%
71,000       Hutchison Whampoa Limited (HK)......................           530,245
                                                                        -----------
INTEGRATED OIL & GAS-7.1%
160,125      BP PLC (UK).........................................         1,344,952
16,850       Royal Dutch Petroleum Company (NE)..................           938,607
5,150        TotalFinaElf SA (FR)................................           836,207
                                                                        -----------
                                                                          3,119,766
                                                                        -----------
INTEGRATED TELECOMMUNICATION SERVICES-0.9%
48,975       Telefonica SA (SP)*.................................           411,148
                                                                        -----------
IT CONSULTING & SERVICES-0.7%
67,900       Satyam Computer Services Limited (IN)...............           319,985
                                                                        -----------
MULTI-LINE INSURANCE-2.1%
50,100       Axa (FR)............................................           916,397
                                                                        -----------
MULTI-UTILITIES-2.3%
38,275       Suez SA (FR)........................................         1,020,667
                                                                        -----------
OFFICE ELECTRONICS-2.2%
25,000       Canon, Inc. (JA)....................................           944,883
                                                                        -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-1.1%
16,350       Encana Corporation (CA).............................       $   502,035
                                                                        -----------
PACKAGED FOODS & MEATS-2.2%
14,750       Unilever NV (NE)....................................           965,852
                                                                        -----------
PAPER PRODUCTS-2.4%
113,025      Abitibi-Consolidated, Inc. (CA).....................         1,041,890
                                                                        -----------
PHARMACEUTICALS-5.8%
55,925       GlaxoSmithKline PLC (UK)............................         1,208,867
29,850       Novartis AG (SZ)....................................         1,312,782
                                                                        -----------
                                                                          2,521,649
                                                                        -----------
PUBLISHING-3.8%
92,000       Pearson PLC (UK)....................................           915,091
77,050       Reed Elsevier PLC (UK)..............................           732,327
                                                                        -----------
                                                                          1,647,418
                                                                        -----------
REINSURANCE-4.5%
18,950       Converium Holding AG (SZ)*..........................           979,206
4,150        Muenchener Rueckversicherungs-Gesellschaft AG
             (GE)................................................           981,654
                                                                        -----------
                                                                          1,960,860
                                                                        -----------
SEMICONDUCTOR EQUIPMENT-1.2%
32,250       ASM Holding NV (NE)*................................           510,585
                                                                        -----------
SYSTEMS SOFTWARE-0.9%
28,900       Check Point Software Technologies Limited ADR
             (IS)*...............................................           391,884
                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT-1.5%
437,600      Telefonaktiebolaget LM Ericsson (SW)................           661,863
                                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES-4.7%
 466         NTT DoCoMo, Inc. (JA)...............................         1,146,959
650,000      Vodafone Group PLC (UK).............................           891,769
                                                                        -----------
                                                                          2,038,728
                                                                        -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$44,355,117)...............................................        41,599,219
                                                                        -----------

PREFERRED STOCKS (FOREIGN)-1.8%
AUTOMOBILE MANUFACTURERS-1.8%
1,675        Porsche AG Preferred (GE)...........................           794,074
                                                                        -----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$749,987)..................................................           794,074
                                                                        -----------

PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST
---------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-3.2%
AIR FREIGHT & LOGISTICS-3.2%
1,4$00,000      United Parcel Service, Inc. 1.88% 7/1/02............       $ 1,400,000
                                                                           -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,400,000).........................................         1,400,000
                                                                           -----------
TOTAL INVESTMENTS-102.2%
(TOTAL COST-$47,441,428)............................................        44,608,206
OTHER ASSETS AND LIABILITIES-(2.2%).................................          (948,740)
                                                                           -----------
NET ASSETS-100.0%...................................................       $43,659,466
                                                                           ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost............................    $47,441,428
                                                              -----------
Investment securities, at market..........................     44,608,206
Cash......................................................        648,067
Foreign currency (cost $23,381)...........................         24,371
Receivables:
  Capital shares sold.....................................         12,830
  Dividends...............................................         48,058
  From adviser............................................         14,687
  From transfer agent.....................................         13,692
Other assets..............................................         52,152
                                                              -----------
    Total Assets..........................................     45,422,063
                                                              -----------
LIABILITIES
Payables:
  Investment securities purchased.........................        485,763
  Capital shares redeemed.................................      1,222,578
  Advisory fees...........................................         27,618
  Shareholder servicing fees..............................          8,465
  Accounting fees.........................................          3,682
  Distribution fees.......................................          7,812
  Other...................................................          6,679
                                                              -----------
    Total Liabilities.....................................      1,762,597
                                                              -----------
Net Assets................................................    $43,659,466
                                                              ===========

Net Assets--Class A.........................................    $24,178,258
Shares Outstanding--Class A.................................      2,769,045
Net Asset Value, Redemption Price Per Share.................    $      8.73
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................    $      9.26

Net Assets--Class B.........................................    $ 2,997,374
Shares Outstanding--Class B.................................        350,360
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      8.56

Net Assets--Class C.........................................    $   774,134
Shares Outstanding--Class C.................................         90,662
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      8.54

Net Assets--Class F.........................................    $12,519,165
Shares Outstanding--Class F.................................      1,436,148
Net Asset Value, Offering and Redemption Price Per Share....    $      8.72

Net Assets--Class R.........................................    $ 2,932,120
Shares Outstanding--Class R.................................        334,213
Net Asset Value, Offering and Redemption Price Per Share....    $      8.77

Net Assets--Class T.........................................    $   258,415
Shares Outstanding--Class T.................................         29,823
Net Asset Value, Redemption Price Per Share.................    $      8.66
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................    $      9.07

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends...............................................    $   417,201
  Interest................................................         17,859
  Foreign taxes withheld..................................        (37,027)
                                                              -----------
    Total Investment Income...............................        398,033
                                                              -----------
Expenses:
  Advisory fees--Note 2...................................        254,431
  Shareholder servicing fees--Note 2......................         58,596
  Accounting fees--Note 2.................................          9,540
  Distribution fees--Note 2...............................         35,682
  Transfer agency fees--Note 2............................         59,343
  Registration fees--Note 2...............................         33,585
  Postage and mailing expenses............................          5,247
  Custodian fees and expenses--Note 2.....................         30,032
  Printing expenses.......................................         13,510
  Legal and audit fees....................................          8,726
  Directors' fees and expenses............................          1,951
  Other expenses..........................................         14,446
                                                              -----------
    Total Expenses........................................        525,089
    Earnings Credits......................................         (1,016)
    Reimbursed/Waived Expenses............................       (155,902)
                                                              -----------
    Net Expenses..........................................        368,171
                                                              -----------
  Net Investment Income...................................         29,862
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions............     (1,025,174)
Net Realized Gain from Foreign Currency Transactions......         13,823
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions.............     (5,821,556)
                                                              -----------
    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions.....................     (6,832,907)
                                                              -----------
Net (Decrease) in Net Assets Resulting from Operations....    $(6,803,045)
                                                              ===========

Purchases of long-term securities.........................    $82,524,133
Proceeds from sales of long-term securities...............    $85,003,552

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                        SIX MONTHS         YEAR
                                                          ENDED           ENDED
                                                         6/30/02         12/31/01
                                                       ------------    ------------
OPERATIONS
Net Investment Income (Loss).......................    $     29,862    $   (205,306)
Net Realized (Loss) from Security Transactions.....      (1,025,174)    (17,032,162)
Net Realized Gain (Loss) from Foreign Currency
  Transactions.....................................          13,823         (21,169)
Net Change in Unrealized
  Appreciation/Depreciation........................      (5,821,556)      3,100,247
                                                       ------------    ------------
  Net (Decrease) in Net Assets Resulting from
    Operations.....................................      (6,803,045)    (14,158,390)
                                                       ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions
  and Foreign Currency Transactions
  Class A..........................................               0               0
  Class B..........................................               0               0
  Class C..........................................               0               0
  Class F..........................................               0               0
  Class R..........................................               0               0
  Class T..........................................               0               0
                                                       ------------    ------------
Net (Decrease) from Dividends and Distributions....               0               0
                                                       ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                                    SIX MONTHS         YEAR
                                                      ENDED           ENDED
                                                     6/30/02         12/31/01
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A......................................    $ 18,873,917    $  7,643,000
  Class B......................................         107,205       1,786,462
  Class C......................................         174,475       1,203,372
  Class F......................................       7,524,702      41,711,583
  Class R......................................       1,596,945       7,082,104
  Class T......................................           1,130          83,788
Shares issued in connection with acquisition
  Class A......................................               0      25,680,179
Reinvested dividends and distributions
  Class A......................................               0               0
  Class B......................................               0               0
  Class C......................................               0               0
  Class F......................................               0               0
  Class R......................................               0               0
  Class T......................................               0               0
                                                   ------------    ------------
                                                     28,278,374      85,190,488
Cost of shares redeemed
  Class A......................................     (20,218,577)     (8,653,677)
  Class B......................................        (416,626)     (1,240,846)
  Class C......................................        (688,871)     (1,543,922)
  Class F......................................      (9,667,131)    (46,337,728)
  Class R......................................      (4,232,338)     (1,186,922)
  Class T......................................         (43,478)       (227,066)
                                                   ------------    ------------
                                                    (35,267,021)    (59,190,161)
                                                   ------------    ------------
Net Increase (Decrease) from Capital Share
  Transactions.................................      (6,988,647)     26,000,327
                                                   ------------    ------------
Net Increase (Decrease) in Net Assets..........     (13,791,692)     11,841,937
NET ASSETS
  Beginning of period..........................    $ 57,451,158    $ 45,609,221
                                                   ------------    ------------
  End of period................................    $ 43,659,466    $ 57,451,158
                                                   ============    ============
Net Assets consist of:
Capital (par value and paid-in surplus)........    $ 79,868,666    $ 86,857,313
Accumulated undistributed net investment income
  (loss).......................................          22,970          (6,892)
Accumulated undistributed net realized (loss)
  from security transactions...................     (33,404,889)    (32,393,538)
Unrealized appreciation (depreciation) on
  investments and foreign currency
  transactions.................................      (2,827,281)      2,994,275
                                                   ------------    ------------
Total..........................................    $ 43,659,466    $ 57,451,158
                                                   ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                    YEAR ENDED
                                               SIX MONTHS          DECEMBER 31,
                                                  ENDED        --------------------
                                              JUNE 30, 2002      2001        2000
                                              -------------    --------    --------
CLASS A SHARES
Net Asset Value, beginning of period......       $ 10.03       $ 14.42      $19.88
Income from investment operations:
    Net investment income (loss)..........          0.01          0.00^      (0.03)
    Net (losses) on securities (both
      realized and unrealized)............         (1.31)        (4.39)      (3.53)
                                                 -------       -------      ------
        Total from investment
          operations......................         (1.30)        (4.39)      (3.56)
Less distributions:
    From net investment income............          0.00          0.00        0.00
    From net realized gains...............          0.00          0.00       (1.90)
                                                 -------       -------      ------
        Total distributions...............          0.00          0.00       (1.90)
Net Asset Value, end of period............       $  8.73       $ 10.03      $14.42
                                                 =======       =======      ======
Total Return/Ratios
Total return*.............................        (12.96%)      (30.44%)    (17.60%)
Net assets, end of period (000s)..........       $24,178       $29,151      $4,434
Net expenses to average net assets#, +....          1.40%**       1.44%       1.77%
Gross expenses to average net assets#,
  +.......................................          1.40%**       1.46%       1.82%
Net investment income (loss) to average
  net assets+.............................          0.19%**      (0.74%)     (0.36%)
Portfolio turnover rate@..................           271%          213%        184%

                    ^   Net investment (loss) for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits but after management waiver divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended
                        December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 2.02% (2002) and 1.76%
                        (2001). The gross expense ratios would have been 2.02%
                        (2002) and 1.78% (2001). The net investment income (loss)
                        ratios would have been (0.43%) (2002) and (1.06%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                    YEAR ENDED
                                               SIX MONTHS          DECEMBER 31,
                                                  ENDED        --------------------
                                              JUNE 30, 2002      2001        2000
                                              -------------    --------    --------
CLASS B SHARES
Net Asset Value, beginning of period......       $  9.87       $ 14.29      $19.88
Income from investment operations:
    Net investment (loss).................         (0.05)        (0.12)      (0.09)
    Net (losses) on securities (both
      realized and unrealized)............         (1.26)        (4.30)      (3.60)
                                                 -------       -------      ------
        Total from investment
          operations......................         (1.31)        (4.42)      (3.69)
Less distributions:
    From net investment income............          0.00          0.00        0.00
    From net realized gains...............          0.00          0.00       (1.90)
                                                 -------       -------      ------
        Total distributions...............          0.00          0.00       (1.90)
Net Asset Value, end of period............       $  8.56       $  9.87      $14.29
                                                 =======       =======      ======
Total Return/Ratios
    Total return*.........................        (13.27%)      (30.93%)    (18.27%)
    Net assets, end of period (000s)......       $ 2,997       $ 3,786      $5,129
    Net expenses to average net assets#,
      +...................................          2.15%**       2.26%       2.52%
    Gross expenses to average net assets#,
      +...................................          2.15%**       2.28%       2.57%
    Net investment (loss) to average net
      assets+.............................         (0.58%)**     (1.03%)     (1.18%)
    Portfolio turnover rate@..............           271%          213%        184%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended
                        December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 2.76% (2002) and 2.65%
                        (2001). The gross expense ratios would have been 2.76%
                        (2002) and 2.67% (2001). The net investment (loss) ratios
                        would have been (1.19%) (2002) and (1.42%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                     YEAR ENDED
                                                SIX MONTHS          DECEMBER 31,
                                                   ENDED        --------------------
                                               JUNE 30, 2002      2001        2000
                                               -------------    --------    --------
CLASS C SHARES
Net Asset Value, beginning of period.......       $ 9.86         $14.27      $19.88
Income from investment operations:
    Net investment (loss)..................        (0.18)         (0.16)      (0.07)
    Net (losses) on securities (both
      realized and unrealized).............        (1.14)         (4.25)      (3.64)
                                                  ------         ------      ------
        Total from investment operations...        (1.32)         (4.41)      (3.71)
Less distributions:
    From net investment income.............         0.00           0.00        0.00
    From net realized gains................         0.00           0.00       (1.90)
                                                  ------         ------      ------
        Total distributions................         0.00           0.00       (1.90)
Net Asset Value, end of period.............       $ 8.54         $ 9.86      $14.27
                                                  ======         ======      ======
Total Return/Ratios
Total return*..............................       (13.39%)       (30.90%)    (18.37%)
Net assets, end of period (000s)...........       $  774         $1,429      $2,635
Net expenses to average net assets#, +.....         2.15%**        2.26%       2.50%
Gross expenses to average net assets#, +...         2.16%**        2.29%       2.55%
Net investment (loss) to average net
  assets+..................................        (0.61%)**      (0.99%)     (1.18%)
Portfolio turnover rate@...................          271%           213%        184%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 2.96% (2002) and 2.83% (2001). The gross expense ratios would have been 2.97% (2002) and 2.85% (2001). The net investment income ratios would have been (1.42%)
     (2002) and (1.56%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                               SIX MONTHS                   YEAR ENDED DECEMBER 31,
                                  ENDED       ----------------------------------------------------
                              JUNE 30, 2002     2001       2000       1999       1998       1997
                              -------------   --------   --------   --------   --------   --------
CLASS F SHARES
Net Asset Value, beginning
  of period.................     $ 10.03      $ 14.40    $ 19.87    $ 14.03    $ 12.05    $ 11.86
Income from investment
  operations:
    Net investment income
      (loss)................       (0.02)       (0.07)     (0.08)     (0.05)      0.03      (0.01)
    Net gains (losses) on
      securities (both
      realized and
      unrealized)...........       (1.29)       (4.30)     (3.49)      8.07       2.02       1.89
                                 -------      -------    -------    -------    -------    -------
         Total from
            investment
            operations......       (1.31)       (4.37)     (3.57)      8.02       2.05       1.88
Less distributions:
    From net investment
      income................        0.00         0.00       0.00       0.00       0.00       0.00
    From net realized
      gains.................        0.00         0.00      (1.90)     (2.18)     (0.07)     (1.69)
                                 -------      -------    -------    -------    -------    -------
         Total
            distributions...        0.00         0.00      (1.90)     (2.18)     (0.07)     (1.69)
    Net Asset Value, end of
      period................     $  8.72      $ 10.03    $ 14.40    $ 19.87    $ 14.03    $ 12.05
                                 =======      =======    =======    =======    =======    =======
Total Return/Ratios
Total return................      (13.06%)     (30.35%)   (17.65%)    58.71%     17.01%     16.10%
Net assets, end of period
  (000s)....................     $12,519      $16,640    $30,040    $35,607    $18,938    $15,740
Net expenses to average net
  assets#, +................        1.40%**      1.52%      1.80%      1.80%      1.80%      1.85%
Gross expenses to average
  net assets#, +............        1.40%**      1.55%      1.84%      1.82%      1.83%      1.89%
Net investment income (loss)
  to average net assets+....        0.16%**     (0.26%)    (0.55%)    (0.36%)     0.02%     (0.21%)
Portfolio turnover rate@....         271%         213%       184%       205%       148%       164%

**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 2.01% (2002), 1.96%
     (2001),  1.91% (2000),  1.97% (1999),  1.89% (1998),  and 2.01% (1997). The
     gross  expense  ratios would have been 2.01% (2002),  1.99%  (2001),  1.95%
     (2000),  1.99% (1999),  1.92% (1998),  and 2.05% (1997). The net investment income  (loss)  ratios  would have been  (0.45%)  (2002),  (0.70%)  (2001),
     (0.66%) (2000), (0.53%) (1999), (0.07%) (1998), and (0.37%) (1997).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                    YEAR ENDED
                                               SIX MONTHS          DECEMBER 31,
                                                  ENDED        --------------------
                                              JUNE 30, 2002      2001        2000
                                              -------------    --------    --------
CLASS R SHARES
Net Asset Value, beginning of period......       $ 10.08       $ 14.45      $19.88
Income from investment operations:
    Net investment income (loss)..........          0.01          0.00^      (0.01)
    Net (losses) on securities (both
     realized and unrealized).............         (1.32)        (4.37)      (3.52)
                                                 -------       -------      ------
       Total from investment operations...         (1.31)        (4.37)      (3.53)
Less distributions:
    From net investment income............          0.00          0.00        0.00
    From net realized gains...............          0.00          0.00       (1.90)
                                                 -------       -------      ------
       Total distributions................          0.00          0.00       (1.90)
Net Asset Value, end of period............       $  8.77       $ 10.08      $14.45
                                                 =======       =======      ======
Total Return/Ratios
    Total return..........................        (13.00%)      (30.24%)    (17.45%)
    Net assets, end of period (000s)......       $ 2,932       $ 6,102      $2,716
    Net expenses to average net assets#,
     +....................................          1.15%**       1.26%       1.53%
    Gross expenses to average net assets#,
     +....................................          1.16%**       1.28%       1.63%
    Net investment income (loss) to
     average net assets+..................          0.26%**      (0.04%)     (0.40%)
    Portfolio turnover rate@..............           271%          213%        184%

^ Net investment (loss) for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 1.58% (2002) and 1.55% (2001). The gross expense ratios would have been 1.59% (2002) and 1.57% (2001). The net investment income (loss) ratios would have been (0.17%) (2002) and (0.33%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                     YEAR ENDED
                                                SIX MONTHS          DECEMBER 31,
                                                   ENDED        --------------------
                                               JUNE 30, 2002      2001        2000
                                               -------------    --------    --------
CLASS T SHARES
Net Asset Value, beginning of period.......       $ 9.97         $14.37      $19.88
Income from investment operations:
    Net investment (loss)..................        (0.03)         (0.09)      (0.06)
    Net (losses) on securities (both
      realized and unrealized).............        (1.28)         (4.31)      (3.55)
                                                  ------         ------      ------
        Total from investment operations...        (1.31)         (4.40)      (3.61)
Less distributions:
    From net investment income.............         0.00           0.00        0.00
    From net realized gains................         0.00           0.00       (1.90)
                                                  ------         ------      ------
        Total distributions................         0.00           0.00       (1.90)
Net Asset Value, end of period.............       $ 8.66         $ 9.97      $14.37
                                                  ======         ======      ======
Total Return/Ratios
    Total return*..........................       (13.14%)       (30.62%)    (17.85%)
    Net assets, end of period (000s).......       $  258         $  343      $  654
    Net expenses to average net assets#,
      +....................................         1.65%**        1.77%       1.98%
    Gross expenses to average net assets#,
      +....................................         1.65%**        1.80%       2.03%
    Net investment (loss) to average net
      assets+..............................        (0.08%)**      (0.53%)     (0.70%)
    Portfolio turnover rate@...............          271%           213%        184%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 4.12% (2002) and 2.83% (2001). The gross expense ratios would have been 4.12% (2002) and 2.86% (2001). The net investment (loss) ratios would have been (2.55%)
     (2002) and (1.59%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
the Statement of Operations. Foreign currency held at June 30, 2002 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Founders has agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.40% for Class A and Class F shares, 2.15% for Class B and
Class C shares, 1.15% for Class R shares, and 1.65% for Class T shares. These reductions are made pursuant to a permanent contractual commitment. For the six months ended June 30, 2002, $63,608 was reimbursed to the Fund by Founders pursuant to this provision.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $32,064 during the six months ended
June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $25,710 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $33,882, $4,287, $1,339, and $385, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Due to the expense limitation described above, this increase did not have any effect on the Fund's actual expenses during the period. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $12,860, $4,017, $18,420, and $385, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $16,085, $3,085, $1,744, $7,842, $2,896, and $1,933, respectively, for state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income......................         $         0
Accumulated Capital Losses.........................         $29,821,365
Post-October Capital Loss Deferral.................         $    38,928
Post-October Currency Loss Deferral................         $         0
Federal Tax Cost...................................         $48,017,052
Unrealized Appreciation............................         $ 1,348,406
Unrealized (Depreciation)..........................         $(4,757,252)
Net (Depreciation).................................         $(3,408,846)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                           SIX MONTHS       YEAR
                                                             ENDED         ENDED
                                                            6/30/02       12/31/01
                                                           ----------    ----------
CLASS A
      Shares sold......................................    1,982,846        726,658
      Shares issued in connection with acquisition.....            0      2,689,024
      Shares issued for dividends reinvested...........            0              0
      Shares redeemed..................................    (2,118,847)     (818,201)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....     (136,001)     2,597,481
CLASS B
      Shares sold......................................       11,557        140,613
      Shares issued for dividends reinvested...........            0              0
      Shares redeemed..................................      (44,737)      (115,883)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....      (33,180)        24,730
CLASS C
      Shares sold......................................       18,466         94,979
      Shares issued for dividends reinvested...........            0              0
      Shares redeemed..................................      (72,793)      (134,656)
      NET (DECREASE) IN SHARES OUTSTANDING.............      (54,327)       (39,677)
CLASS F
      Shares sold......................................      799,123      3,457,694
      Shares issued for dividends reinvested...........            0              0
      Shares redeemed..................................    (1,022,201)   (3,885,182)
      NET (DECREASE) IN SHARES OUTSTANDING.............     (223,078)      (427,488)
CLASS R
      Shares sold......................................      171,279        521,082
      Shares issued for dividends reinvested...........            0              0
      Shares redeemed..................................     (442,430)      (103,633)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....     (271,151)       417,449
CLASS T
      Shares sold......................................          118          6,105
      Shares issued for dividends reinvested...........            0              0
      Shares redeemed..................................       (4,685)       (17,249)
      NET (DECREASE) IN SHARES OUTSTANDING.............       (4,567)       (11,144)

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

Dreyfus Founders
International Equity Fund
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

Investment Manager
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO  80206

Transfer Agent and
Dividend Disbursing Agent

Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use: August 21, 2002

                             (C) 2002 Founders Asset

Management LLC, Broker-Dealer.

                                                                     A-636-IE-02

        Dreyfus Founders
        International
        Equity Fund




        SEMIANNUAL REPORT       June 30, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                      3
Statement of Investments                10
Statement of Assets and Liabilities     14
Statement of Operations                 16
Statements of Changes in Net Assets     17
Financial Highlights                    19
Notes to Financial Statements           25
Your Board Representatives              31

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Semiannual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. The Fund's percentage holdings as of June 30, 2002 are included in the Statement of Investments.

O  NOT FDIC-INSURED  O  NOT BANK-GUARANTEED  O  MAY LOSE VALUE

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER
A. EDWARD ALLINSON, CFA
[PHOTO]


HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK IN THE SIX MONTHS ENDED JUNE 30? The first half of 2002 saw markets decline around the globe, despite indications of improvement in the international macroeconomic environment. Accounting scandals in the U.S. and abroad created an atmosphere of suspicion among investors, and the possible repercussions of America's war on terror increased uncertainty. Investors in many countries adopted a more defensive approach, favoring the stocks of value-oriented companies (which are perceived to be a safer bet in a volatile market) over those of growth firms.

These factors, combined with sub-par performance from several key Fund holdings, led the Dreyfus Founders International Equity Fund to lose ground during the half, underperforming the -1.68% return posted by its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index. (See pages 6 and 7 for the Fund's total returns and for an index description.)

WHAT BROAD MARKET FACTORS MOST IMPACTED THE FUND'S PERFORMANCE DURING THE
PERIOD?

At the beginning of the year, investors began to see promising signs that the global economy was on the mend. The U.S., whose economic health impacts the economies of a great many foreign countries, saw strong growth in gross domestic product in the first quarter of 2002. Consumer


[SIDENOTE]

   "EVEN IN THIS DIFFICULT MARKET ENVIRONMENT, WE WERE ABLE TO FIND PROMISING COMPANIES WITH GOOD FUNDAMENTALS, AND MANY OF THESE ARE EXCELLENT EXAMPLES OF
                         OUR `BEST OF BREED' APPROACH."

PERFORMANCE HIGHLIGHTS

- Market uncertainty, combined with sub-par performance from several key Fund holdings, led the Fund to lose ground during the half.

- The Fund's overweight exposure to information technology as well as specific holdings in telecom stocks were detrimental to returns.

- Companies that were hampered by lower corporate spending were a drag on Fund performance.

- The Fund's positioning remains geared toward finding the highest-quality companies the world has to offer, especially those that may stand to benefit from a global economic recovery.

spending--in the U.S. as well as in key international markets such as South Korea--remained robust. The first quarter even saw brightening growth prospects for the Japanese economy, which has been fighting its own structural demons for quite some time.

     But investors weighed these factors against slowdowns in corporate profitability and capital spending, trends which may take time to reverse. For this reason, the market seemed quick to punish companies in traditional growth sectors with lagging earnings--such as information technology (IT), telecommunications, and healthcare--while there was much more tolerance for value-oriented companies in similar situations. As a result, large-cap international growth stocks as a group trailed their value counterparts, though both investment styles lost ground during the half.

WHAT MANAGEMENT DECISIONS HAD THE MOST IMPACT?

As the year began, the Fund carried an overweight exposure (relative to its benchmark) to information technology and telecom stocks, reflecting a belief that these companies would benefit from an eventual recovery in IT spending. In retrospect, the Fund's positioning in these growth sectors may have been premature. While global economies are clearly recovering, it may require a longer period of relative stability before businesses once again feel confident enough to increase capital expenditures. Until that time, we have reduced the Fund's weightings in these sectors.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO AFTER YOU TOOK THE HELM IN APRIL?

Having managed large-cap international funds in the past, my analytical team and I were familiar with many of the names held in the Fund. I kept select names, but repositioned the Fund to reflect our focus on globally dominant companies, those with dynamic leadership, a proven platform, financial strength, and brand power. My approach is to run a somewhat concentrated portfolio with approximately 50 holdings, so the total number of positions was reduced from about 90.

        I positioned the Fund to be regionally neutral, meaning the Fund's country exposure is typically within a few percentage points of its benchmark, the MSCI World ex U.S. Index. Consequently, I generally do not engage in currency hedging.

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)
        1.      Nikko Cordial Corporation  (Japan; 8603)        3.16%
        2.      BP PLC  (United Kingdom; BP)                    3.08%
        3.      Nintendo Company Limited  (Japan; 7974)         3.07%
        4.      Novartis AG  (Switzerland; NOV.N)               3.01%
        5.      UBS AG  (Switzerland; UBS.N)                    2.95%
        6.      Sony Corporation  (Japan; 6758)                 2.83%
        7.      BNP Paribas SA  (France; BNP)                   2.79%
        8.      GlaxoSmithKline PLC  (United Kingdom; GSK)      2.77%
        9.      NTT DoCoMo, Inc.  (Japan; 9437)                 2.63%
        10.     ING Groep NV  (Netherlands; ING.C)              2.50%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

In our repositioning of the Fund, we targeted companies we refer to as the "best of breed," often the leaders in their individual markets, believing they may hold up better in the market's uncertain environment.

GROWTH OF $10,000 INVESTMENT

[CHART]

                                   MSCI

                         INTNL. EQ.        WORLD XUS
12/29/1995               10,000.00
12/31/1995               10,000.00         10,000.00
01/31/1996               10,000.00         10,058.61
02/29/1996               10,370.00         10,087.85
03/29/1996               10,810.00         10,301.42
04/30/1996               11,200.00         10,605.65
05/31/1996               11,520.00         10,424.49
06/28/1996               11,460.00         10,469.67
07/31/1996               10,800.00         10,163.11
08/30/1996               11,060.00         10,201.65
09/30/1996               11,260.00         10,477.94
10/31/1996               11,200.00         10,407.95
11/29/1996               11,670.00         10,837.05
12/31/1996               11,860.00         10,686.71
01/31/1997               12,110.00         10,353.65
02/28/1997               12,210.00         10,510.54
03/31/1997               12,290.00         10,521.13
04/30/1997               12,220.00         10,585.71
05/30/1997               13,260.00         11,283.68
06/30/1997               13,810.00         11,886.22
07/31/1997               14,250.00         12,104.60
08/29/1997               13,560.00         11,213.06
09/30/1997               14,310.00         11,842.44
10/31/1997               13,770.00         10,949.07
11/28/1997               13,720.00         10,826.56
12/31/1997               13,770.26         10,929.58
01/30/1998               14,135.94         11,395.44
02/27/1998               14,958.73         12,137.47
03/31/1998               15,792.94         12,536.08
04/30/1998               16,250.05         12,633.42
05/29/1998               16,684.30         12,567.70
06/30/1998               16,855.71         12,634.44
07/31/1998               17,118.54         12,717.01
08/31/1998               14,718.75         11,092.90
09/30/1998               14,398.78         10,776.06
10/30/1998               14,615.90         11,898.00
11/30/1998               15,358.69         12,500.79
12/31/1998               16,112.19         12,980.41
01/29/1999               16,870.14         12,982.90
02/26/1999               16,192.58         12,656.25
03/31/1999               16,468.20         13,184.24
04/30/1999               17,076.86         13,749.58
05/28/1999               16,456.72         13,055.02
06/30/1999               17,329.51         13,565.39
07/30/1999               17,754.42         13,955.87
08/31/1999               18,121.91         13,995.54
09/30/1999               18,294.17         14,146.65
10/29/1999               19,224.38         14,693.21
11/30/1999               22,129.86         15,207.03
12/31/1999               25,570.90         16,605.29
01/31/2000               24,129.56         15,596.36
02/29/2000               28,106.11         16,038.50
03/31/2000               26,677.64         16,696.75
04/28/2000               24,052.35         15,830.69
05/31/2000               23,486.11         15,447.11
06/30/2000               24,785.89         16,114.74
07/31/2000               23,498.98         15,498.74
08/31/2000               24,283.99         15,701.16
09/29/2000               22,636.75         14,887.73
10/31/2000               21,684.43         14,481.93
11/30/2000               20,114.40         13,898.41
12/29/2000               21,056.98         14,385.00
01/31/2001               21,261.70         14,411.48
02/28/2001               19,024.39         13,270.13
03/30/2001               16,991.81         12,370.36
04/30/2001               18,571.08         13,230.99
05/31/2001               17,693.71         12,795.47
06/29/2001               16,816.34         12,273.65
07/31/2001               16,363.03         12,058.12
08/31/2001               15,207.82         11,736.10
09/28/2001               13,511.56         10,551.64
10/31/2001               14,067.23         10,810.09
11/30/2001               14,491.29         11,234.98
12/31/2001               14,666.77         11,307.02
01/31/2002               13,891.76         10,731.90
02/28/2002               13,482.31         10,797.33
03/28/2002               14,374.31         11,371.27
04/30/2002               14,008.74         11,438.42
05/31/2002               13,891.76         11,588.31
06/28/2002               12,751.17         11,116.93

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on its inception date of 12/29/95 to a $10,000 investment made in an unmanaged securities index. The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from December 31, 1995 through June 30, 2002. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund.

     The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph assumes the reinvestment of dividends and capital gain distributions, and takes into account Class F fees and expenses, subject to applicable fee waivers and expense limitations. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors. Further information related to Fund performance is contained elsewhere in this report.

WHAT INDIVIDUAL HOLDINGS CONTRIBUTED THE MOST TO THE FUND'S PERFORMANCE DURING THE HALF?

Even in this difficult market environment, we were able to find promising companies with good fundamentals, and many of these are excellent examplesof our "best of breed" approach. For example, we were pleased with the performance of several of our automotive stocks, such as Germany's PORSCHE AG PREFERRED (whose high-end product line is benefiting from rising global affluence) and Japan's HONDA MOTOR COMPANY LIMITED, which offers



           AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                                   YEAR-TO-          1          5       10      SINCE
(INCEPTION DATE)                         DATE+           YEAR       YEARS   YEARS   INCEPTION
------------------------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
        With sales charge (5.75%)       (17.95%)        (28.56%)       --      --       (26.05%)
        Without sales charge            (12.96%)        (24.22%)       --      --       (24.28%)
CLASS B SHARES (12/31/99)
        With redemption*                (16.74%)        (27.73%)       --      --       (25.65%)
        Without redemption              (13.27%)        (24.71%)       --      --       (24.85%)
CLASS C SHARES (12/31/99)
        With redemption**               (14.25%)        (25.58%)       --      --       (24.91%)
        Without redemption              (13.39%)        (24.82%)       --      --       (24.91%)
CLASS F SHARES (12/29/95)               (13.06%)        (24.17%)     (1.58%)   n/a        3.81%
CLASS R SHARES (12/31/99)               (13.00%)        (24.13%)       --      --       (24.15%)
CLASS T SHARES (12/31/99)
        With sales charge (4.50%)       (17.05%)        (27.83%)       --      --       (25.90%)
        Without sales charge            (13.14%)        (24.43%)       --      --       (24.51%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividend and capital gain distributions, as well as fee waivers, expense limitations, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     +Total return is not annualized.

best-selling models in many markets around the world. SONY CORPORATION is another household name whose growth potential was borne out during the half, thanks to strong sales of its Playstation gaming console and other digital entertainment products.

     Reinsurance holdings CONVERIUM HOLDING AG and MUNICH RE were also major contributors to the Fund. These and other insurance companies have begun reviewing their pricing policies in the aftermath of the September 11 attacks, and prices for their reinsurance products will likely start rising to more realistic levels.

     Another globally dominant firm that posted impressive performance was DIAGEO PLC. This British beverage company owns brands that are very often No. 1 or No. 2 in their respective marketplaces, and the company is refocusing its efforts to concentrate on these profitable products. Thanks to this and other innovations, Diageo has posted faster earnings growth than its competitors.

     On the downside, the Fund's underperformance was largely a result of poor returns from a few key holdings, rather than its sector, country, or currency exposure. A common theme of these poorly performing holdings was their sensitivity to lower corporate spending.


[CHART]

PORTFOLIO COMPOSITION

26.60% United Kingdom
20.70% Japan
10.87% France
 9.85% Netherlands
 8.20% Switzerland
 4.07% Germany
 3.54% Canada
 3.53% Spain
 1.00% Cash & Equivalents
11.64% Other Countries

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Downward earnings guidance and disappointments dogged many telecommunications companies during the half. Here again, many businesses were hurt by decreasing capital expenditures by their corporate customers, and wireless companies were fighting for profits in a highly saturated marketplace. These dynamics seriously impacted several Fund holdings, including Britain's VODAFONE GROUP PLC and Sweden's LM ERICSSON, two of the largest telecommunications companies in the world. Other companies exposed to the sluggish trends in corporate spending, such as FLEXTRONICS INTERNATIONAL LIMITED ADR, also put a drag on the Fund's performance.

WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR, AND HOW WILL THIS VIEW DETERMINE YOUR STRATEGY GOING FORWARD? In the first half, we believed that international markets would respond positively to signs of stronger economic growth. As it happened, investor concerns about corporate governance, capital spending by businesses, and Mideast tensions reinforced a defensive mindset. We believe a global recovery is underway, but it may yet take some time for this to be accepted by the markets. Until that happens, growth stocks may continue to lag those of value-oriented firms.

     However, we believe that growth stocks may be oversold in many markets, and that many globally dominant, fundamentally strong companies are trading at attractive valuations. And we continue to believe that the solidly improving economic data eventually will translate into increased capital expenditures and healthy corporate profit growth. Therefore, the Fund's positioning remains geared toward finding the highest-quality companies the world has to offer, especially those that may stand to benefit from a global economic recovery.


/s/ A. Edward Allinson

A. Edward Allinson, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-1.9%
OIL & GAS EQUIPMENT & SERVICES-1.9%
17,525       Schlumberger Limited................................       $   814,913
                                                                        -----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$936,324)..................................................           814,913
                                                                        -----------

COMMON STOCKS (FOREIGN)-95.3%
AIR FREIGHT & LOGISTICS-1.1%
38,250       Exel PLC (UK).......................................           487,163
                                                                        -----------
APPAREL RETAIL-1.4%
28,000       Fast Retailing Company Limited (JA).................           607,395
                                                                        -----------
APPAREL, ACCESSORIES, & LUXURY GOODS-1.7%
14,975       LVMH Moet Hennessy Louis Vuitton SA (FR)............           754,296
                                                                        -----------
AUTOMOBILE MANUFACTURERS-1.6%
17,400       Honda Motor Company Limited (JA)....................           705,546
                                                                        -----------
BANKS-16.9%
82,575       Banco Santander Central Hispano SA (SP).............           655,707
121,000      Barclays PLC (UK)...................................         1,018,171
22,000       BNP Paribas SA (FR).................................         1,216,790
84,525       HSBC Holdings PLC (UK)..............................           972,166
74,675       Lloyds TSB Group PLC (UK)...........................           743,335
  91         Mitsubishi Tokyo Financial Group, Inc. (JA).........           613,469
81,400       Standard Chartered PLC (UK).........................           868,598
25,600       UBS AG (SZ).........................................         1,287,569
                                                                        -----------
                                                                          7,375,805
                                                                        -----------
CONSTRUCTION MATERIALS-2.2%
58,075       CRH PLC (IE)........................................           972,219
                                                                        -----------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

CONSUMER ELECTRONICS-10.2%
28,375       Koninklijke (Royal) Philips Electronics NV (NE).....       $   792,258
78,000       Matsushita Electric Industrial Company Limited
             (JA)................................................         1,064,026
9,100        Nintendo Company Limited (JA).......................         1,340,065
23,400       Sony Corporation (JA)...............................         1,235,832
                                                                        -----------
                                                                          4,432,181
                                                                        -----------
DISTILLERS & VINTNERS-2.5%
82,750       Diageo PLC (UK).....................................         1,074,741
                                                                        -----------
DIVERSIFIED COMMERCIAL SERVICES-1.5%
277,250      Hays PLC (UK).......................................           650,861
                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES-7.3%
86,625       Amvescap PLC (UK)...................................           705,809
42,475       ING Groep NV (NE)...................................         1,090,716
273,000      Nikko Cordial Corporation (JA)......................         1,378,027
                                                                        -----------
                                                                          3,174,552
                                                                        -----------
ELECTRIC UTILITIES-1.1%
32,550       Endesa SA (SP)......................................           472,899
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS-3.2%
60,222       AU Optronics Corporation ADR (TW)*..................           500,445
124,160      Flextronics International Limited ADR (SG)*.........           885,261
                                                                        -----------
                                                                          1,385,706
                                                                        -----------
INDUSTRIAL CONGLOMERATES-1.2%
71,000       Hutchison Whampoa Limited (HK)......................           530,245
                                                                        -----------
INTEGRATED OIL & GAS-7.1%
160,125      BP PLC (UK).........................................         1,344,952
16,850       Royal Dutch Petroleum Company (NE)..................           938,607
5,150        TotalFinaElf SA (FR)................................           836,207
                                                                        -----------
                                                                          3,119,766
                                                                        -----------
INTEGRATED TELECOMMUNICATION SERVICES-0.9%
48,975       Telefonica SA (SP)*.................................           411,148
                                                                        -----------
IT CONSULTING & SERVICES-0.7%
67,900       Satyam Computer Services Limited (IN)...............           319,985
                                                                        -----------
MULTI-LINE INSURANCE-2.1%
50,100       Axa (FR)............................................           916,397
                                                                        -----------
MULTI-UTILITIES-2.3%
38,275       Suez SA (FR)........................................         1,020,667
                                                                        -----------
OFFICE ELECTRONICS-2.2%
25,000       Canon, Inc. (JA)....................................           944,883
                                                                        -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-1.1%
16,350       Encana Corporation (CA).............................       $   502,035
                                                                        -----------
PACKAGED FOODS & MEATS-2.2%
14,750       Unilever NV (NE)....................................           965,852
                                                                        -----------
PAPER PRODUCTS-2.4%
113,025      Abitibi-Consolidated, Inc. (CA).....................         1,041,890
                                                                        -----------
PHARMACEUTICALS-5.8%
55,925       GlaxoSmithKline PLC (UK)............................         1,208,867
29,850       Novartis AG (SZ)....................................         1,312,782
                                                                        -----------
                                                                          2,521,649
                                                                        -----------
PUBLISHING-3.8%
92,000       Pearson PLC (UK)....................................           915,091
77,050       Reed Elsevier PLC (UK)..............................           732,327
                                                                        -----------
                                                                          1,647,418
                                                                        -----------
REINSURANCE-4.5%
18,950       Converium Holding AG (SZ)*..........................           979,206
4,150        Muenchener Rueckversicherungs-Gesellschaft AG
             (GE)................................................           981,654
                                                                        -----------
                                                                          1,960,860
                                                                        -----------
SEMICONDUCTOR EQUIPMENT-1.2%
32,250       ASM Holding NV (NE)*................................           510,585
                                                                        -----------
SYSTEMS SOFTWARE-0.9%
28,900       Check Point Software Technologies Limited ADR
             (IS)*...............................................           391,884
                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT-1.5%
437,600      Telefonaktiebolaget LM Ericsson (SW)................           661,863
                                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES-4.7%
 466         NTT DoCoMo, Inc. (JA)...............................         1,146,959
650,000      Vodafone Group PLC (UK).............................           891,769
                                                                        -----------
                                                                          2,038,728
                                                                        -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$44,355,117)...............................................        41,599,219
                                                                        -----------

PREFERRED STOCKS (FOREIGN)-1.8%
AUTOMOBILE MANUFACTURERS-1.8%
1,675        Porsche AG Preferred (GE)...........................           794,074
                                                                        -----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$749,987)..................................................           794,074
                                                                        -----------

PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST
---------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-3.2%
AIR FREIGHT & LOGISTICS-3.2%
1,4$00,000      United Parcel Service, Inc. 1.88% 7/1/02............       $ 1,400,000
                                                                           -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,400,000).........................................         1,400,000
                                                                           -----------
TOTAL INVESTMENTS-102.2%
(TOTAL COST-$47,441,428)............................................        44,608,206
OTHER ASSETS AND LIABILITIES-(2.2%).................................          (948,740)
                                                                           -----------
NET ASSETS-100.0%...................................................       $43,659,466
                                                                           ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost............................    $47,441,428
                                                              -----------
Investment securities, at market..........................     44,608,206
Cash......................................................        648,067
Foreign currency (cost $23,381)...........................         24,371
Receivables:
  Capital shares sold.....................................         12,830
  Dividends...............................................         48,058
  From adviser............................................         14,687
  From transfer agent.....................................         13,692
Other assets..............................................         52,152
                                                              -----------
    Total Assets..........................................     45,422,063
                                                              -----------
LIABILITIES
Payables:
  Investment securities purchased.........................        485,763
  Capital shares redeemed.................................      1,222,578
  Advisory fees...........................................         27,618
  Shareholder servicing fees..............................          8,465
  Accounting fees.........................................          3,682
  Distribution fees.......................................          7,812
  Other...................................................          6,679
                                                              -----------
    Total Liabilities.....................................      1,762,597
                                                              -----------
Net Assets................................................    $43,659,466
                                                              ===========

Net Assets--Class A.........................................    $24,178,258
Shares Outstanding--Class A.................................      2,769,045
Net Asset Value, Redemption Price Per Share.................    $      8.73
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................    $      9.26

Net Assets--Class B.........................................    $ 2,997,374
Shares Outstanding--Class B.................................        350,360
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      8.56

Net Assets--Class C.........................................    $   774,134
Shares Outstanding--Class C.................................         90,662
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      8.54

Net Assets--Class F.........................................    $12,519,165
Shares Outstanding--Class F.................................      1,436,148
Net Asset Value, Offering and Redemption Price Per Share....    $      8.72

Net Assets--Class R.........................................    $ 2,932,120
Shares Outstanding--Class R.................................        334,213
Net Asset Value, Offering and Redemption Price Per Share....    $      8.77

Net Assets--Class T.........................................    $   258,415
Shares Outstanding--Class T.................................         29,823
Net Asset Value, Redemption Price Per Share.................    $      8.66
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................    $      9.07

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends...............................................    $   417,201
  Interest................................................         17,859
  Foreign taxes withheld..................................        (37,027)
                                                              -----------
    Total Investment Income...............................        398,033
                                                              -----------
Expenses:
  Advisory fees--Note 2...................................        254,431
  Shareholder servicing fees--Note 2......................         58,596
  Accounting fees--Note 2.................................          9,540
  Distribution fees--Note 2...............................         35,682
  Transfer agency fees--Note 2............................         59,343
  Registration fees--Note 2...............................         33,585
  Postage and mailing expenses............................          5,247
  Custodian fees and expenses--Note 2.....................         30,032
  Printing expenses.......................................         13,510
  Legal and audit fees....................................          8,726
  Directors' fees and expenses............................          1,951
  Other expenses..........................................         14,446
                                                              -----------
    Total Expenses........................................        525,089
    Earnings Credits......................................         (1,016)
    Reimbursed/Waived Expenses............................       (155,902)
                                                              -----------
    Net Expenses..........................................        368,171
                                                              -----------
  Net Investment Income...................................         29,862
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions............     (1,025,174)
Net Realized Gain from Foreign Currency Transactions......         13,823
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions.............     (5,821,556)
                                                              -----------
    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions.....................     (6,832,907)
                                                              -----------
Net (Decrease) in Net Assets Resulting from Operations....    $(6,803,045)
                                                              ===========

Purchases of long-term securities.........................    $82,524,133
Proceeds from sales of long-term securities...............    $85,003,552

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                        SIX MONTHS         YEAR
                                                          ENDED           ENDED
                                                         6/30/02         12/31/01
                                                       ------------    ------------
OPERATIONS
Net Investment Income (Loss).......................    $     29,862    $   (205,306)
Net Realized (Loss) from Security Transactions.....      (1,025,174)    (17,032,162)
Net Realized Gain (Loss) from Foreign Currency
  Transactions.....................................          13,823         (21,169)
Net Change in Unrealized
  Appreciation/Depreciation........................      (5,821,556)      3,100,247
                                                       ------------    ------------
  Net (Decrease) in Net Assets Resulting from
    Operations.....................................      (6,803,045)    (14,158,390)
                                                       ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions
  and Foreign Currency Transactions
  Class A..........................................               0               0
  Class B..........................................               0               0
  Class C..........................................               0               0
  Class F..........................................               0               0
  Class R..........................................               0               0
  Class T..........................................               0               0
                                                       ------------    ------------
Net (Decrease) from Dividends and Distributions....               0               0
                                                       ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                                    SIX MONTHS         YEAR
                                                      ENDED           ENDED
                                                     6/30/02         12/31/01
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A......................................    $ 18,873,917    $  7,643,000
  Class B......................................         107,205       1,786,462
  Class C......................................         174,475       1,203,372
  Class F......................................       7,524,702      41,711,583
  Class R......................................       1,596,945       7,082,104
  Class T......................................           1,130          83,788
Shares issued in connection with acquisition
  Class A......................................               0      25,680,179
Reinvested dividends and distributions
  Class A......................................               0               0
  Class B......................................               0               0
  Class C......................................               0               0
  Class F......................................               0               0
  Class R......................................               0               0
  Class T......................................               0               0
                                                   ------------    ------------
                                                     28,278,374      85,190,488
Cost of shares redeemed
  Class A......................................     (20,218,577)     (8,653,677)
  Class B......................................        (416,626)     (1,240,846)
  Class C......................................        (688,871)     (1,543,922)
  Class F......................................      (9,667,131)    (46,337,728)
  Class R......................................      (4,232,338)     (1,186,922)
  Class T......................................         (43,478)       (227,066)
                                                   ------------    ------------
                                                    (35,267,021)    (59,190,161)
                                                   ------------    ------------
Net Increase (Decrease) from Capital Share
  Transactions.................................      (6,988,647)     26,000,327
                                                   ------------    ------------
Net Increase (Decrease) in Net Assets..........     (13,791,692)     11,841,937
NET ASSETS
  Beginning of period..........................    $ 57,451,158    $ 45,609,221
                                                   ------------    ------------
  End of period................................    $ 43,659,466    $ 57,451,158
                                                   ============    ============
Net Assets consist of:
Capital (par value and paid-in surplus)........    $ 79,868,666    $ 86,857,313
Accumulated undistributed net investment income
  (loss).......................................          22,970          (6,892)
Accumulated undistributed net realized (loss)
  from security transactions...................     (33,404,889)    (32,393,538)
Unrealized appreciation (depreciation) on
  investments and foreign currency
  transactions.................................      (2,827,281)      2,994,275
                                                   ------------    ------------
Total..........................................    $ 43,659,466    $ 57,451,158
                                                   ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                    YEAR ENDED
                                               SIX MONTHS          DECEMBER 31,
                                                  ENDED        --------------------
                                              JUNE 30, 2002      2001        2000
                                              -------------    --------    --------
CLASS A SHARES
Net Asset Value, beginning of period......       $ 10.03       $ 14.42      $19.88
Income from investment operations:
    Net investment income (loss)..........          0.01          0.00^      (0.03)
    Net (losses) on securities (both
      realized and unrealized)............         (1.31)        (4.39)      (3.53)
                                                 -------       -------      ------
        Total from investment
          operations......................         (1.30)        (4.39)      (3.56)
Less distributions:
    From net investment income............          0.00          0.00        0.00
    From net realized gains...............          0.00          0.00       (1.90)
                                                 -------       -------      ------
        Total distributions...............          0.00          0.00       (1.90)
Net Asset Value, end of period............       $  8.73       $ 10.03      $14.42
                                                 =======       =======      ======
Total Return/Ratios
Total return*.............................        (12.96%)      (30.44%)    (17.60%)
Net assets, end of period (000s)..........       $24,178       $29,151      $4,434
Net expenses to average net assets#, +....          1.40%**       1.44%       1.77%
Gross expenses to average net assets#,
  +.......................................          1.40%**       1.46%       1.82%
Net investment income (loss) to average
  net assets+.............................          0.19%**      (0.74%)     (0.36%)
Portfolio turnover rate@..................           271%          213%        184%

                    ^   Net investment (loss) for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits but after management waiver divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended
                        December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 2.02% (2002) and 1.76%
                        (2001). The gross expense ratios would have been 2.02%
                        (2002) and 1.78% (2001). The net investment income (loss)
                        ratios would have been (0.43%) (2002) and (1.06%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                    YEAR ENDED
                                               SIX MONTHS          DECEMBER 31,
                                                  ENDED        --------------------
                                              JUNE 30, 2002      2001        2000
                                              -------------    --------    --------
CLASS B SHARES
Net Asset Value, beginning of period......       $  9.87       $ 14.29      $19.88
Income from investment operations:
    Net investment (loss).................         (0.05)        (0.12)      (0.09)
    Net (losses) on securities (both
      realized and unrealized)............         (1.26)        (4.30)      (3.60)
                                                 -------       -------      ------
        Total from investment
          operations......................         (1.31)        (4.42)      (3.69)
Less distributions:
    From net investment income............          0.00          0.00        0.00
    From net realized gains...............          0.00          0.00       (1.90)
                                                 -------       -------      ------
        Total distributions...............          0.00          0.00       (1.90)
Net Asset Value, end of period............       $  8.56       $  9.87      $14.29
                                                 =======       =======      ======
Total Return/Ratios
    Total return*.........................        (13.27%)      (30.93%)    (18.27%)
    Net assets, end of period (000s)......       $ 2,997       $ 3,786      $5,129
    Net expenses to average net assets#,
      +...................................          2.15%**       2.26%       2.52%
    Gross expenses to average net assets#,
      +...................................          2.15%**       2.28%       2.57%
    Net investment (loss) to average net
      assets+.............................         (0.58%)**     (1.03%)     (1.18%)
    Portfolio turnover rate@..............           271%          213%        184%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    +   Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended
                        December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 2.76% (2002) and 2.65%
                        (2001). The gross expense ratios would have been 2.76%
                        (2002) and 2.67% (2001). The net investment (loss) ratios
                        would have been (1.19%) (2002) and (1.42%) (2001).
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                     YEAR ENDED
                                                SIX MONTHS          DECEMBER 31,
                                                   ENDED        --------------------
                                               JUNE 30, 2002      2001        2000
                                               -------------    --------    --------
CLASS C SHARES
Net Asset Value, beginning of period.......       $ 9.86         $14.27      $19.88
Income from investment operations:
    Net investment (loss)..................        (0.18)         (0.16)      (0.07)
    Net (losses) on securities (both
      realized and unrealized).............        (1.14)         (4.25)      (3.64)
                                                  ------         ------      ------
        Total from investment operations...        (1.32)         (4.41)      (3.71)
Less distributions:
    From net investment income.............         0.00           0.00        0.00
    From net realized gains................         0.00           0.00       (1.90)
                                                  ------         ------      ------
        Total distributions................         0.00           0.00       (1.90)
Net Asset Value, end of period.............       $ 8.54         $ 9.86      $14.27
                                                  ======         ======      ======
Total Return/Ratios
Total return*..............................       (13.39%)       (30.90%)    (18.37%)
Net assets, end of period (000s)...........       $  774         $1,429      $2,635
Net expenses to average net assets#, +.....         2.15%**        2.26%       2.50%
Gross expenses to average net assets#, +...         2.16%**        2.29%       2.55%
Net investment (loss) to average net
  assets+..................................        (0.61%)**      (0.99%)     (1.18%)
Portfolio turnover rate@...................          271%           213%        184%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 2.96% (2002) and 2.83% (2001). The gross expense ratios would have been 2.97% (2002) and 2.85% (2001). The net investment income ratios would have been (1.42%)
     (2002) and (1.56%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                               SIX MONTHS                   YEAR ENDED DECEMBER 31,
                                  ENDED       ----------------------------------------------------
                              JUNE 30, 2002     2001       2000       1999       1998       1997
                              -------------   --------   --------   --------   --------   --------
CLASS F SHARES
Net Asset Value, beginning
  of period.................     $ 10.03      $ 14.40    $ 19.87    $ 14.03    $ 12.05    $ 11.86
Income from investment
  operations:
    Net investment income
      (loss)................       (0.02)       (0.07)     (0.08)     (0.05)      0.03      (0.01)
    Net gains (losses) on
      securities (both
      realized and
      unrealized)...........       (1.29)       (4.30)     (3.49)      8.07       2.02       1.89
                                 -------      -------    -------    -------    -------    -------
         Total from
            investment
            operations......       (1.31)       (4.37)     (3.57)      8.02       2.05       1.88
Less distributions:
    From net investment
      income................        0.00         0.00       0.00       0.00       0.00       0.00
    From net realized
      gains.................        0.00         0.00      (1.90)     (2.18)     (0.07)     (1.69)
                                 -------      -------    -------    -------    -------    -------
         Total
            distributions...        0.00         0.00      (1.90)     (2.18)     (0.07)     (1.69)
    Net Asset Value, end of
      period................     $  8.72      $ 10.03    $ 14.40    $ 19.87    $ 14.03    $ 12.05
                                 =======      =======    =======    =======    =======    =======
Total Return/Ratios
Total return................      (13.06%)     (30.35%)   (17.65%)    58.71%     17.01%     16.10%
Net assets, end of period
  (000s)....................     $12,519      $16,640    $30,040    $35,607    $18,938    $15,740
Net expenses to average net
  assets#, +................        1.40%**      1.52%      1.80%      1.80%      1.80%      1.85%
Gross expenses to average
  net assets#, +............        1.40%**      1.55%      1.84%      1.82%      1.83%      1.89%
Net investment income (loss)
  to average net assets+....        0.16%**     (0.26%)    (0.55%)    (0.36%)     0.02%     (0.21%)
Portfolio turnover rate@....         271%         213%       184%       205%       148%       164%

**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 2.01% (2002), 1.96%
     (2001),  1.91% (2000),  1.97% (1999),  1.89% (1998),  and 2.01% (1997). The
     gross  expense  ratios would have been 2.01% (2002),  1.99%  (2001),  1.95%
     (2000),  1.99% (1999),  1.92% (1998),  and 2.05% (1997). The net investment income  (loss)  ratios  would have been  (0.45%)  (2002),  (0.70%)  (2001),
     (0.66%) (2000), (0.53%) (1999), (0.07%) (1998), and (0.37%) (1997).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                    YEAR ENDED
                                               SIX MONTHS          DECEMBER 31,
                                                  ENDED        --------------------
                                              JUNE 30, 2002      2001        2000
                                              -------------    --------    --------
CLASS R SHARES
Net Asset Value, beginning of period......       $ 10.08       $ 14.45      $19.88
Income from investment operations:
    Net investment income (loss)..........          0.01          0.00^      (0.01)
    Net (losses) on securities (both
     realized and unrealized).............         (1.32)        (4.37)      (3.52)
                                                 -------       -------      ------
       Total from investment operations...         (1.31)        (4.37)      (3.53)
Less distributions:
    From net investment income............          0.00          0.00        0.00
    From net realized gains...............          0.00          0.00       (1.90)
                                                 -------       -------      ------
       Total distributions................          0.00          0.00       (1.90)
Net Asset Value, end of period............       $  8.77       $ 10.08      $14.45
                                                 =======       =======      ======
Total Return/Ratios
    Total return..........................        (13.00%)      (30.24%)    (17.45%)
    Net assets, end of period (000s)......       $ 2,932       $ 6,102      $2,716
    Net expenses to average net assets#,
     +....................................          1.15%**       1.26%       1.53%
    Gross expenses to average net assets#,
     +....................................          1.16%**       1.28%       1.63%
    Net investment income (loss) to
     average net assets+..................          0.26%**      (0.04%)     (0.40%)
    Portfolio turnover rate@..............           271%          213%        184%

^ Net investment (loss) for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 1.58% (2002) and 1.55% (2001). The gross expense ratios would have been 1.59% (2002) and 1.57% (2001). The net investment income (loss) ratios would have been (0.17%) (2002) and (0.33%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                     YEAR ENDED
                                                SIX MONTHS          DECEMBER 31,
                                                   ENDED        --------------------
                                               JUNE 30, 2002      2001        2000
                                               -------------    --------    --------
CLASS T SHARES
Net Asset Value, beginning of period.......       $ 9.97         $14.37      $19.88
Income from investment operations:
    Net investment (loss)..................        (0.03)         (0.09)      (0.06)
    Net (losses) on securities (both
      realized and unrealized).............        (1.28)         (4.31)      (3.55)
                                                  ------         ------      ------
        Total from investment operations...        (1.31)         (4.40)      (3.61)
Less distributions:
    From net investment income.............         0.00           0.00        0.00
    From net realized gains................         0.00           0.00       (1.90)
                                                  ------         ------      ------
        Total distributions................         0.00           0.00       (1.90)
Net Asset Value, end of period.............       $ 8.66         $ 9.97      $14.37
                                                  ======         ======      ======
Total Return/Ratios
    Total return*..........................       (13.14%)       (30.62%)    (17.85%)
    Net assets, end of period (000s).......       $  258         $  343      $  654
    Net expenses to average net assets#,
      +....................................         1.65%**        1.77%       1.98%
    Gross expenses to average net assets#,
      +....................................         1.65%**        1.80%       2.03%
    Net investment (loss) to average net
      assets+..............................        (0.08%)**      (0.53%)     (0.70%)
    Portfolio turnover rate@...............          271%           213%        184%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 4.12% (2002) and 2.83% (2001). The gross expense ratios would have been 4.12% (2002) and 2.86% (2001). The net investment (loss) ratios would have been (2.55%)
     (2002) and (1.59%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
the Statement of Operations. Foreign currency held at June 30, 2002 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Founders has agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.40% for Class A and Class F shares, 2.15% for Class B and
Class C shares, 1.15% for Class R shares, and 1.65% for Class T shares. These reductions are made pursuant to a permanent contractual commitment. For the six months ended June 30, 2002, $63,608 was reimbursed to the Fund by Founders pursuant to this provision.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $32,064 during the six months ended
June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $25,710 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $33,882, $4,287, $1,339, and $385, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Due to the expense limitation described above, this increase did not have any effect on the Fund's actual expenses during the period. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $12,860, $4,017, $18,420, and $385, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $16,085, $3,085, $1,744, $7,842, $2,896, and $1,933, respectively, for state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income......................         $         0
Accumulated Capital Losses.........................         $29,821,365
Post-October Capital Loss Deferral.................         $    38,928
Post-October Currency Loss Deferral................         $         0
Federal Tax Cost...................................         $48,017,052
Unrealized Appreciation............................         $ 1,348,406
Unrealized (Depreciation)..........................         $(4,757,252)
Net (Depreciation).................................         $(3,408,846)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                           SIX MONTHS       YEAR
                                                             ENDED         ENDED
                                                            6/30/02       12/31/01
                                                           ----------    ----------
CLASS A
      Shares sold......................................    1,982,846        726,658
      Shares issued in connection with acquisition.....            0      2,689,024
      Shares issued for dividends reinvested...........            0              0
      Shares redeemed..................................    (2,118,847)     (818,201)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....     (136,001)     2,597,481
CLASS B
      Shares sold......................................       11,557        140,613
      Shares issued for dividends reinvested...........            0              0
      Shares redeemed..................................      (44,737)      (115,883)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....      (33,180)        24,730
CLASS C
      Shares sold......................................       18,466         94,979
      Shares issued for dividends reinvested...........            0              0
      Shares redeemed..................................      (72,793)      (134,656)
      NET (DECREASE) IN SHARES OUTSTANDING.............      (54,327)       (39,677)
CLASS F
      Shares sold......................................      799,123      3,457,694
      Shares issued for dividends reinvested...........            0              0
      Shares redeemed..................................    (1,022,201)   (3,885,182)
      NET (DECREASE) IN SHARES OUTSTANDING.............     (223,078)      (427,488)
CLASS R
      Shares sold......................................      171,279        521,082
      Shares issued for dividends reinvested...........            0              0
      Shares redeemed..................................     (442,430)      (103,633)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....     (271,151)       417,449
CLASS T
      Shares sold......................................          118          6,105
      Shares issued for dividends reinvested...........            0              0
      Shares redeemed..................................       (4,685)       (17,249)
      NET (DECREASE) IN SHARES OUTSTANDING.............       (4,567)       (11,144)

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

                        For More Information


                                DREYFUS FOUNDERS
                                INTERNATIONAL EQUITY FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2002 Dreyfus Service Corporation                            360SA0602

SEMIANNUAL REPORT

DREYFUS FOUNDERS
MID-CAP GROWTH FUND
INVESTMENT UPDATE

JUNE 30, 2002

[DREYFUS FOUNDERS FUNDS LOGO]

TABLE OF CONTENTS

Management Overview                      3

Statement of Investments                10

Statement of Assets and Liabilities     15

Statement of Operations                 17

Statements of Changes in Net Assets     18

Financial Highlights                    20

Notes to Financial Statements           26

Your Board Representatives              33

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? Its a simple, reliable process: when new documents such as this Semiannual Report are available, well send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

The views expressed herein are current to the date of this report. The views and the composition of the Funds portfolio are subject to change at any time based on market and other conditions. The Funds percentage holdings as of June 30, 2002 are included in the Statement of Investments.

  NOT FDIC-INSURED    NOT BANK-GUARANTEED    MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF KEVIN SONNETT, CFA]

A DISCUSSION WITH PORTFOLIO MANAGER
KEVIN SONNETT, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS
BENCHMARKS IN THE SIX MONTHS ENDED JUNE 30?

Equities faced a difficult market environment in the first six months of 2002 as threats from all quarters seemed to hang over the market. Where once Enron alone bore the brunt of scrutiny for its accounting practices, more accounting scandals and improprieties have since emerged.

     An economic recovery that seemed well established in the first quarter began to look somewhat less certain in the second. And certainly not least, the possibility of further domestic terrorism and a possible war with Iraq hovered over the market. All of these factors left investors understandably anxious and eager for shelter.

     Many industries--especially in the telecom and technology sectors--were unable to work through problems such as overcapacity, poorly conceived business models, slow end-demand, and pricing pressure. Growth stock valuations began the year at relatively high levels, but contracted significantly by the end of the period.

     Stocks from all capitalization ranges struggled against this tide. Despite posting a loss amid these challenges, we were generally pleased with the relative performance of the Dreyfus Founders Mid-Cap Growth Fund, which outperformed its benchmark, the Russell Midcap Growth Index, which fell -19.70%. The Fund was competitive with the Lipper Mid-Cap Growth Fund Index (which fell -17.37%). (See pages 6 and 7 for the Funds total returns and for a description of the Russell Midcap Growth Index.)

[SIDENOTE]

"THE FUNDS STRONG RELATIVE
PERFORMANCE WAS DRIVEN MORE BY
STRONG STOCKPICKING AND TO A LESSER
EXTENT BY SECTOR ALLOCATION."

--------------------------------------------------------------------------------
The Lipper Mid-Cap Growth Fund Index is an average of the performance of the 30 largest mid-cap growth funds tracked by Lipper Inc., adjusted for the reinvestment of dividends and capital gain distributions and reflective of the management expenses associated with the actual funds included in the Index.

PERFORMANCE HIGHLIGHTS

- The Fund outperformed the decline posted by its benchmark, the Russell Midcap Growth Index, during the first six months of 2002.
- The Fund's weighting in healthcare stocks was roughly comparable to the Index, but many individual holdings performed significantly better than those in the benchmark.
- Our stock picks in the industrials sector also did quite well during the period.
- Although the Fund held a significantly underweight position in the poor-performing technology sector, technology holdings hampered absolute performance.

WHAT BROAD MARKET FACTORS MOST IMPACTED
THE FUNDS PERFORMANCE DURING THE PERIOD?

In many ways, growth stocks continued to be victims of the technology bubble that burst back in early 2000. At that time, company executives, investors, sellside analysts, and investment bankers had unrealistic expectations for both the magnitude and duration of growth opportunities. As a result of this attitude and easy access to capital, a considerable amount of manufacturing capacity was created, most of which still exists today. In fact, at the end of the period more than one-third of all high-tech manufacturing capacity sat idle. The extra capacity, which has exceeded long-term historical levels, combined with poor business models, pricing pressure, and weak demand, led to profit disappointments by these companies. This caused investors to shift away from these types of traditional growth opportunities and to concentrate on value stocks, which are perceived as offering more stability in a volatile market.

   Through this process, growth stock valuations (including in the medium-capitalization range) have become much more attractive than they have been for some time. While this allowed us to find what we believe are high-quality companies at compelling prices, it has yet to translate into a reversal of the growth stock underperformance trend.

WHAT WERE THE PRIMARY DRIVERS BEHIND
THE FUNDS PERFORMANCE DURING THE PERIOD?

During a period when every area of the market seemed beset by difficulties, the Funds strong relative performance was driven more by strong stockpicking and to a lesser extent by sector allocation. For instance, the Funds weighting in healthcare stocks was roughly comparable to that of the Russell Midcap Growth Index, but many of the Funds individual holdings performed significantly better than those in the benchmark. Standouts in this area included managed-care companies WellPoint Health Networks, Inc. and Anthem, Inc., as well as Triad Hospitals, Inc. (which operates a national network of hospitals and surgery centers).

     Our picks in the industrials sector also did quite well. We were pleased with the performance of ITT Industries, Inc., a diversified industrial company that offers a wide range of custom- and standard-engineered products. Fastenal Company (which operates a national chain of distribution outlets stocking supplies for maintenance, repair, and construction jobs) was another strong performer.

     Companies that performed well during the period were not confined to a few sectors--we found opportunity in many areas of the market. We saw good returns from financial firm Ambac Financial Group, Inc. (a firm that insures public bond offerings), which has grown steadily. Retailer Bed Bath & Beyond, Inc. was another major contributor to Fund performance. In addition to benefiting from the strong housing market, these stores have

        LARGEST EQUITY HOLDINGS  (ticker symbol)
        1.  Forest Laboratories, Inc.  (FRX)                        2.30%
        2.  SPX Corporation  (SPW)                                  2.28%
        3.  Ambac Financial Group, Inc.  (ABK)                      2.16%
        4.  Affiliated Computer Services, Inc. Class A (ACS)        2.15%
        5.  Danaher Corporation  (DHR)                              2.00%
        6.  Laboratory Corporation of America Holdings  (LH)        1.85%
        7.  Fastenal Company  (FAST)                                1.79%
        8.  Triad Hospitals, Inc.  (TRI)                            1.76%
        9.  Federated Investors, Inc. Class B (FII)                 1.75%
        10. Leggett & Platt, Inc.  (LEG)                            1.70%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

received a boost from the so-called "cocooning" trend: given the uncertainties of terrorism and the weak stock market, people are increasingly staying home and investing in their property.

WHAT HINDERED THE FUNDS PERFORMANCE DURING THE HALF?

The Funds technology stocks were not able to escape the negative currents during the period. However, our bottom-up stockpicking style guided us well and led us to hold a significantly underweight position in

GROWTH OF $10,000 INVESTMENT

                                         RUSSELL
                                         MID-CAP
                        MID-CAP          GROWTH
                        GROWTH         FUND INDEX

    06/30/1992         10,000.00       10,000.00
    07/31/1992         10,563.38       10,445.78
    08/31/1992         10,197.18       10,309.06
    09/30/1992         10,169.01       10,534.90
    10/30/1992         10,676.06       10,852.22
    11/30/1992         11,394.37       11,537.97
    12/31/1992         11,577.05       11,759.04
    01/29/1993         11,890.34       11,897.66
    02/26/1993         11,457.69       11,531.35
    03/31/1993         11,770.99       11,865.32
    04/30/1993         11,353.26       11,377.99
    05/28/1993         12,158.88       11,914.92
    06/30/1993         12,099.21       11,865.97
    07/31/1993         11,845.59       11,828.57
    08/31/1993         12,502.02       12,516.27
    09/30/1993         12,874.99       12,666.09
    10/31/1993         13,083.85       12,870.17
    11/30/1993         12,979.42       12,570.79
    12/31/1993         13,432.22       13,075.25
    01/31/1994         13,905.06       13,411.68
    02/28/1994         13,852.53       13,296.36
    03/31/1994         12,976.89       12,669.68
    04/30/1994         12,801.77       12,638.76
    05/31/1994         12,679.18       12,657.22
    06/30/1994         11,856.08       12,112.73
    07/29/1994         12,521.56       12,448.26
    08/31/1994         13,362.17       13,190.78
    09/30/1994         12,994.41       12,973.25
    10/31/1994         13,449.74       13,197.44
    11/30/1994         12,749.23       12,615.41
    12/31/1994         12,773.50       12,792.30
    01/31/1995         12,901.06       12,946.05
    02/28/1995         13,356.60       13,634.92
    03/31/1995         13,885.04       14,175.69
    04/28/1995         14,012.59       14,294.64
    05/31/1995         14,559.24       14,646.98
    06/30/1995         15,361.00       15,313.54
    07/31/1995         16,399.65       16,277.31
    08/31/1995         16,654.75       16,455.58
    09/29/1995         16,800.53       16,821.85
    10/31/1995         15,925.88       16,396.86
    11/30/1995         16,508.98       17,129.61
    12/31/1995         16,055.33       17,138.82
    01/31/1996         16,100.88       17,441.49
    02/29/1996         16,784.09       18,101.34
    03/29/1996         16,966.27       18,243.90
    04/30/1996         18,264.36       19,125.26
    05/31/1996         18,605.97       19,515.69
    06/28/1996         17,831.67       18,925.93
    07/31/1996         16,328.61       17,456.75
    08/30/1996         17,239.56       18,400.42
    09/30/1996         18,196.04       19,569.18
    10/31/1996         17,922.76       19,339.72
    11/29/1996         18,765.38       20,479.03
    12/31/1996         18,517.13       20,134.08
    01/31/1997         19,048.96       21,024.91
    02/28/1997         18,251.22       20,562.01
    03/31/1997         17,598.53       19,400.08
    04/30/1997         18,202.87       19,875.26
    05/30/1997         19,532.43       21,656.31
    06/30/1997         20,402.69       22,255.63
    07/31/1997         21,828.94       24,385.83
    08/29/1997         21,538.86       24,147.76
    09/30/1997         22,723.37       25,369.92
    10/31/1997         21,442.16       24,099.68
    11/28/1997         21,297.12       24,353.01
    12/31/1997         21,559.46       24,672.75
    01/30/1998         21,782.87       24,228.49
    02/27/1998         23,346.77       26,506.47
    03/31/1998         24,128.72       27,617.51
    04/30/1998         24,407.99       27,992.55
    05/29/1998         23,318.85       26,841.09
    06/30/1998         24,491.77       27,600.56
    07/31/1998         22,341.41       26,418.22
    08/31/1998         16,700.20       21,376.13
    09/30/1998         17,174.96       22,993.14
    10/30/1998         17,789.35       24,686.03
    11/30/1998         18,878.49       26,351.20
    12/31/1998         21,186.40       29,080.25
    01/29/1999         21,528.11       29,952.14
    02/26/1999         19,278.48       28,487.32
    03/31/1999         20,417.53       30,073.81
    04/30/1999         21,157.92       31,444.14
    05/28/1999         21,955.26       31,039.65
    06/30/1999         23,436.03       33,206.65
    07/30/1999         23,379.07       32,149.35
    08/31/1999         22,382.40       31,815.21
    09/30/1999         22,496.31       31,544.33
    10/29/1999         24,432.70       33,983.33
    11/30/1999         26,682.33       37,502.63
    12/31/1999         30,141.73       43,996.39
    01/31/2000         29,586.12       43,987.48
    02/29/2000         35,385.28       53,234.92
    03/31/2000         33,579.55       53,289.66
    04/28/2000         30,801.51       48,116.73
    05/31/2000         27,780.39       44,609.32
    06/30/2000         32,364.16       49,342.57
    07/31/2000         30,211.18       46,218.20
    08/31/2000         33,162.85       53,188.57
    09/29/2000         30,141.73       50,588.25
    10/31/2000         28,370.73       47,125.77
    11/30/2000         21,946.51       36,884.89
    12/29/2000         23,002.25       38,827.13
    01/31/2001         23,899.13       41,045.23
    02/28/2001         20,680.93       33,945.58
    03/30/2001         18,465.11       29,087.38
    04/30/2001         20,628.17       33,936.07
    05/31/2001         20,997.47       33,776.52
    06/29/2001         20,733.68       33,794.68
    07/31/2001         19,836.81       31,515.18
    08/31/2001         17,990.30       29,230.93
    09/28/2001         15,141.39       24,399.97
    10/31/2001         15,985.51       26,964.83
    11/30/2001         17,304.45       29,867.82
    12/31/2001         18,306.84       31,003.25
    01/31/2002         17,937.54       29,996.24
    02/28/2002         16,882.39       28,295.69
    03/28/2002         18,148.57       30,455.42
    04/30/2002         17,832.02       28,843.09
    05/31/2002         17,357.21       27,982.22
    06/28/2002         16,091.03       24,894.18

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 6/30/92 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

the poor-performing technology sector. While this helped the Funds performance relative to its peers, our investments in technology companies hampered absolute performance.

     A number of forces were behind the sectors weakness. Continued sluggishness in information technology (IT) spending by corporations, combined with overcapacity, unrealistic long-term growth expectations, and high valuations, weighed heavily on technology stocks. We had anticipated a resurgence in IT spending earlier in 2002, but this failed to materialize, and many analysts now expect it may not recover until sometime next year.

     Victims of this spending slowdown included Fund holding Celestica, Inc. ADR (a contract manufacturer for the computer, network, and

           AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                         YEAR-TO-         1               5             10          SINCE
(INCEPTION DATE)                DATE+         YEAR           YEARS          YEARS       INCEPTION
Class A Shares (12/31/99)
  With sales charge (5.75%)    (17.53%)       (28.16%)           --            --        (24.45%)
  Without sales charge         (12.50%)       (23.80%)           --            --        (22.64%)
Class B Shares (12/31/99)
  With redemption*             (16.18%)       (26.76%)           --            --        (23.64%)
  Without redemption           (12.68%)       (23.71%)           --            --        (23.03%)
Class C Shares (12/31/99)
  With redemption**            (13.96%)       (25.49%)           --            --        (23.45%)
  Without redemption           (13.10%)       (24.74%)                                   (23.45%)
Class F Shares (9/8/61)        (12.10%)       (22.39%)        (4.64%)        4.87%         n/a
Class R Shares (12/31/99)      (12.93%)       (23.29%)           --            --        (22.46%)
Class T Shares (12/31/99)
  With sales charge (4.50%)    (16.90%)       (28.05%)           --            --        (24.61%)
  Without sales charge         (12.98%)       (24.74%)           --            --        (23.21%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Funds historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Funds investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing such as limited product lines, less liquidity, and small market share.
   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   +Total return is not annualized.

telecommunications equipment industries), which was hurt by reduced capital spending by its primary customers. We feel that the firm has effectively controlled its expenses during the economic downturn and are optimistic about its long-term prospects, and we continue to own the stock. Additionally, QLogic Corporation, a component manufacturer in the storage networking industry, suffered slowing growth as result of general technology spending concerns. Although QLogic is one of the more expensive stocks in the Fund, we are anticipating future profit growth.

     Certain other tech holdings had more individual hurdles to clear. An example is Macrovision Corporation, which develops copy protection technologies for videotapes and DVDs. While the companys earnings have held up relatively well in the slow economic environment, its profits were impacted by a delay in the rollout of new industry-wide encryption standards. Despite the decline in the stock price, we believe it still may offer good potential over the long run.

     Outside of technology, the Fund was also hindered by negative surprises in a few healthcare holdings. Foremost among these was CYTYC Corporation, a firm that manufactures and markets medical diagnostic products, which declined as revenues fell short of expecations, partially

PORTFOLIO COMPOSITION

  25.90% Consumer Discretionary
  23.20% Industrials
  21.47% Healthcare
  15.96% Information Technology
   6.78% Financials
   3.44% Energy
   0.97% Consumer Staples
   0.76% Materials
   1.52% Cash & Equivalents

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

related to an earlier inventory buildup. Also, a pending but perhaps doomed acquisition bid added to the selling pressure, and we decided to liquidate the stock. While we were underweight in the biotechnology sector generally, poor showings by our holdings--particularly MedImmune, Inc. and Biovail (which we no longer own)--also put downward pressure on the Fund.

WHATS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR, AND
HOW WILL THIS VIEW DETERMINE YOUR STRATEGY GOING FORWARD?

We are optimistic about the future prospects of mid-cap companies. On the basis of current fundamentals, valuation, and risk/reward profiles, we feel that equities in general are more attractive now than they have been for some time. And while the shape of the economic recovery has yet to be determined, many of the excesses that sparked the downturn are slowly being worked through.

     We believe it is important in this value-conscious market to maintain a degree of perspective. In the mid-cap universe, weve found numerous companies that may appear expensive when comparing their historical valuation levels and current price/earnings ratios to the overall market multiple, but which actually are attractively priced when viewed over a longer time period. These stocks, in industries such as restaurants and healthcare services, were decidedly out of favor during the tech stock run-up in the late 1990s, but have since been among the best performers.

     As the market moves from an uncertain path to a greater degree of stability, we feel that such companies may offer appreciation potential, and our analytical team continues to search one-by-one for the best opportunities.

/s/ Kevin S. Sonnett

Kevin S. Sonnett, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-95.9%
ADVERTISING-0.4%
8,850        Omnicom Group, Inc..................................       $    405,330
                                                                        ------------
AEROSPACE & DEFENSE-2.7%
15,275       General Dynamics Corporation........................          1,624,496
27,275       L-3 Communications Holdings, Inc.*..................          1,472,850
                                                                        ------------
                                                                           3,097,346
                                                                        ------------
AIR FREIGHT & LOGISTICS-1.5%
22,100       Expeditors International of Washington, Inc.........            732,836
32,750       J.B. Hunt Transport Services, Inc.*.................            966,780
                                                                        ------------
                                                                           1,699,616
                                                                        ------------
APPAREL RETAIL-3.8%
44,850       Abercrombie & Fitch Company Class A*................          1,081,782
36,450       Ross Stores, Inc....................................          1,485,338
85,450       TJX Companies, Inc..................................          1,675,675
                                                                        ------------
                                                                           4,242,795
                                                                        ------------
APPLICATION SOFTWARE-4.0%
30,050       Activision, Inc.*...................................            873,253
72,925       Cadence Design Systems, Inc.*.......................          1,175,551
20,275       Synopsys, Inc.*.....................................          1,111,273
47,300       THQ, Inc.*..........................................          1,410,486
                                                                        ------------
                                                                           4,570,563
                                                                        ------------
BANKS-0.5%
20,917       New York Community Bancorp, Inc.....................            558,066
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

BIOTECHNOLOGY-3.1%
29,875       Celgene Corporation*................................       $    457,088
15,500       Cephalon, Inc.*.....................................            700,600
29,025       Gilead Sciences, Inc.*..............................            954,342
52,800       MedImmune, Inc.*....................................          1,393,919
                                                                        ------------
                                                                           3,505,949
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-1.3%
31,600       CDW Computer Centers, Inc.*.........................          1,479,196
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS-1.2%
36,650       QLogic Corporation*.................................          1,396,365
                                                                        ------------
CONSUMER FINANCE-1.2%
47,350       AmeriCredit Corporation*............................          1,328,168
                                                                        ------------
DATA PROCESSING SERVICES-6.8%
51,200       Affiliated Computer Services, Inc. Class A*.........          2,430,976
44,425       BISYS Group, Inc.*..................................          1,479,353
46,087       Fiserv, Inc.*.......................................          1,691,854
22,500       Investors Financial Services Corporation............            754,650
49,000       SunGard Data Systems, Inc.*.........................          1,297,520
                                                                        ------------
                                                                           7,654,353
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-1.9%
28,962       Apollo Group, Inc. Class A*.........................          1,141,392
40,650       ARAMARK Corporation Class B*........................          1,014,218
                                                                        ------------
                                                                           2,155,610
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-3.9%
36,250       Ambac Financial Group, Inc..........................          2,443,250
57,025       Federated Investors, Inc. Class B...................          1,971,354
                                                                        ------------
                                                                           4,414,604
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-2.5%
66,325       Arrow Electronics, Inc.*............................          1,376,244
39,800       Tech Data Corporation*..............................          1,506,430
                                                                        ------------
                                                                           2,882,674
                                                                        ------------
GENERAL MERCHANDISE STORES-1.4%
41,075       Dollar Tree Stores, Inc.*...........................          1,618,766
                                                                        ------------

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

HEALTHCARE DISTRIBUTORS & SERVICES-6.9%
16,950       AmerisourceBergen Corporation.......................       $  1,288,200
29,650       Express Scripts, Inc. Class A*......................          1,485,762
19,700       Henry Schein, Inc.*.................................            876,650
45,800       Laboratory Corporation of America Holdings*.........          2,090,770
12,000       Patterson Dental Company*...........................            603,960
16,625       Quest Diagnostics, Inc.*............................          1,430,581
                                                                        ------------
                                                                           7,775,923
                                                                        ------------
HEALTHCARE EQUIPMENT-1.2%
38,212       DENTSPLY International, Inc.........................          1,410,405
                                                                        ------------
HEALTHCARE FACILITIES-1.8%
46,525       Triad Hospitals, Inc.*..............................          1,987,548
                                                                        ------------
HOME FURNISHINGS-1.7%
81,825       Leggett & Platt, Inc................................          1,914,705
                                                                        ------------
HOMEBUILDING-0.8%
15,150       Lennar Corporation..................................            927,180
                                                                        ------------
HOTELS, RESORTS & CRUISE LINES-2.2%
28,425       Marriott International, Inc. Class A................          1,081,571
43,000       Starwood Hotels & Resorts Worldwide, Inc............          1,414,270
                                                                        ------------
                                                                           2,495,841
                                                                        ------------
HOUSEHOLD APPLIANCES-1.0%
25,975       Maytag Corporation..................................          1,107,834
                                                                        ------------
INDUSTRIAL CONGLOMERATES-5.5%
33,975       Danaher Corporation.................................          2,254,241
30,600       Ingersoll-Rand Company Class A......................          1,397,196
21,925       SPX Corporation*....................................          2,576,188
                                                                        ------------
                                                                           6,227,625
                                                                        ------------
INDUSTRIAL MACHINERY-1.5%
23,475       ITT Industries, Inc.................................          1,657,335
                                                                        ------------
INSURANCE BROKERS-1.2%
39,300       Arthur J. Gallagher & Company.......................          1,361,745
                                                                        ------------
IT CONSULTING & SERVICES-1.2%
94,750       KPMG Consulting, Inc.*..............................          1,407,985
                                                                        ------------
LEISURE FACILITIES-1.5%
88,950       Royal Caribbean Cruises Limited.....................          1,734,525
                                                                        ------------
LEISURE PRODUCTS-2.4%
65,875       Brunswick Corporation...............................          1,844,500
28,225       Nautilus Group, Inc.*...............................            863,685
                                                                        ------------
                                                                           2,708,185
                                                                        ------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

MANAGED HEALTHCARE-2.6%
22,125       Anthem, Inc.*.......................................       $  1,487,243
18,400       WellPoint Health Networks, Inc.*....................          1,431,704
                                                                        ------------
                                                                           2,918,947
                                                                        ------------
METAL & GLASS CONTAINERS-0.8%
124,700      Crown Cork & Seal Company, Inc.*....................            854,195
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.5%
32,075       Harley-Davidson, Inc................................          1,644,485
                                                                        ------------
MOVIES & ENTERTAINMENT-0.6%
50,340       Macrovision Corporation*............................            659,957
                                                                        ------------
NETWORKING EQUIPMENT-0.7%
44,425       Brocade Communications Systems, Inc.*...............            776,549
                                                                        ------------
OIL & GAS DRILLING-0.6%
19,950       Nabors Industries Limited*..........................            701,243
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES-1.6%
22,400       BJ Services Company*................................            758,912
15,775       Smith International, Inc.*..........................          1,075,697
                                                                        ------------
                                                                           1,834,609
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-1.2%
23,472       Apache Corporation..................................          1,349,171
                                                                        ------------
PERSONAL PRODUCTS-1.0%
31,250       Estee Lauder Companies, Inc. Class A................          1,100,000
                                                                        ------------
PHARMACEUTICALS-4.8%
12,925       Allergan, Inc.......................................            862,744
30,700       Andrx Group*........................................            827,979
36,700       Forest Laboratories, Inc.*..........................          2,598,360
58,909       SICOR, Inc.*........................................          1,092,173
                                                                        ------------
                                                                           5,381,256
                                                                        ------------
RESTAURANTS-3.2%
53,075       Brinker International, Inc.*........................          1,685,131
76,137       Darden Restaurants, Inc.............................          1,880,584
                                                                        ------------
                                                                           3,565,715
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-1.4%
22,100       KLA-Tencor Corporation*.............................            972,179
18,100       Novellus Systems, Inc.*.............................            615,400
                                                                        ------------
                                                                           1,587,579
                                                                        ------------

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

SEMICONDUCTORS-2.4%
77,650       Fairchild Semiconductor Corporation Class A*........       $  1,886,895
28,925       Microchip Technology, Inc.*.........................            793,413
                                                                        ------------
                                                                           2,680,308
                                                                        ------------
SPECIALTY STORES-4.2%
19,250       AutoZone, Inc.*.....................................          1,488,025
41,425       Bed Bath & Beyond, Inc.*............................          1,563,380
117,775      Foot Locker, Inc.*..................................          1,701,849
                                                                        ------------
                                                                           4,753,254
                                                                        ------------
SYSTEMS SOFTWARE-0.7%
41,125       Network Associates, Inc.*...........................            792,479
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT-0.2%
127,900      DMC Stratex Networks, Inc.*.........................            257,079
                                                                        ------------
TRADING COMPANIES & DISTRIBUTORS-3.3%
52,375       Fastenal Company....................................          2,016,961
33,850       W.W. Grainger, Inc..................................          1,695,885
                                                                        ------------
                                                                           3,712,846
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$110,890,838)..............................................        108,295,909
                                                                        ------------

COMMON STOCKS (FOREIGN)-2.6%
ELECTRONIC EQUIPMENT & INSTRUMENTS-1.5%
73,575       Celestica, Inc. ADR (CA)*...........................          1,670,888
                                                                        ------------
PHARMACEUTICALS-1.1%
19,100       Teva Pharmaceutical Industries Limited Sponsored ADR
             (IS)................................................          1,275,498
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$3,383,689)................................................          2,946,386
                                                                        ------------
PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST
---------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-2.4%
AIR FREIGHT & LOGISTICS-2.4%
 AIR FREIGHT & LOGISTICS-&NDASH;CONTINUED
2,7$00,000      United Parcel Service, Inc. 1.88% 7/1/02............       $  2,700,000
                                                                           ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$2,700,000).........................................          2,700,000
                                                                           ------------
TOTAL INVESTMENTS-100.9%
(TOTAL COST-$116,974,527)...........................................        113,942,295
OTHER ASSETS AND LIABILITIES-(0.9%).................................           (989,103)
                                                                           ------------
NET ASSETS-100.0%...................................................       $112,953,192
                                                                           ============

*  NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost...........................    $116,974,527
                                                             ------------
Investment securities, at market.........................     113,942,295
Cash.....................................................         288,455
Receivables:
  Investment securities sold.............................       2,313,040
  Capital shares sold....................................       1,658,100
  Dividends..............................................          26,039
  From transfer agent....................................           1,456
Other assets.............................................          16,844
                                                             ------------
    Total Assets.........................................     118,246,229
                                                             ------------

LIABILITIES
Payables:
  Investment securities purchased........................       4,946,514
  Capital shares redeemed................................          55,378
  Advisory fees..........................................          74,409
  Shareholder servicing fees.............................          17,942
  Accounting fees........................................           5,460
  Distribution fees......................................          79,275
  Other..................................................         114,059
                                                             ------------
    Total Liabilities....................................       5,293,037
                                                             ------------
Net Assets...............................................    $112,953,192
                                                             ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (UNAUDITED) (CONTINUED)

Net Assets--Class A.........................................    $    537,561
Shares Outstanding--Class A.................................         178,767
Net Asset Value and Redemption Price Per Share..............    $       3.01
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................    $       3.19

Net Assets--Class B.........................................    $  1,123,882
Shares Outstanding--Class B.................................         379,051
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $       2.96

Net Assets--Class C.........................................    $    336,798
Shares Outstanding--Class C.................................         115,184
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $       2.92

Net Assets--Class F.........................................    $110,836,824
Shares Outstanding--Class F.................................      36,376,112
Net Asset Value, Offering and Redemption Price Per Share....    $       3.05

Net Assets--Class R.........................................    $     95,757
Shares Outstanding--Class R.................................          31,613
Net Asset Value, Offering and Redemption Price Per Share....    $       3.03

Net Assets--Class T.........................................    $     22,370
Shares Outstanding--Class T.................................           7,593
Net Asset Value and Redemption Price Per Share..............    $       2.95
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................    $       3.09

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends..............................................    $    144,728
  Interest...............................................          27,227
  Foreign taxes withheld.................................            (846)
                                                             ------------
    Total Investment Income..............................         171,109
                                                             ------------
Expenses:
  Advisory fees--Note 2..................................         467,410
  Shareholder servicing fees--Note 2.....................         110,938
  Accounting fees--Note 2................................          18,454
  Distribution fees--Note 2..............................         146,374
  Transfer agency fees--Note 2...........................          37,630
  Registration fees--Note 2..............................          31,142
  Postage and mailing expenses...........................          15,289
  Custodian fees and expenses--Note 2....................           5,704
  Printing expenses......................................          16,695
  Legal and audit fees...................................           8,543
  Directors' fees and expenses...........................           4,805
  Other expenses.........................................          21,069
                                                             ------------
    Total Expenses.......................................         884,053
    Earnings Credits.....................................          (2,007)
    Reimbursed Expenses..................................          (2,949)
                                                             ------------
    Net Expenses.........................................         879,097
                                                             ------------
  Net Investment (Loss)..................................        (707,988)
                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions...........      (8,180,217)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions............      (5,772,629)
                                                             ------------
  Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions......................     (13,952,846)
                                                             ------------
Net (Decrease) in Net Assets Resulting from Operations...    $(14,660,834)
                                                             ============

Purchases of long-term securities........................    $109,689,097
Proceeds from sales of long-term securities..............    $103,141,183

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                        SIX MONTHS         YEAR
                                                          ENDED           ENDED
                                                         6/30/02         12/31/01
                                                       ------------    ------------
OPERATIONS
Net Investment (Loss)..............................    $   (707,988)   $ (1,172,686)
Net Realized (Loss) from Security Transactions.....      (8,180,217)    (41,116,438)
Net Change in Unrealized
  Appreciation/Depreciation........................      (5,772,629)      6,298,093
                                                       ------------    ------------
  Net (Decrease) in Net Assets Resulting from
    Operations.....................................     (14,660,834)    (35,991,031)
                                                       ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions
  and Foreign Currency Transactions
  Class A..........................................               0               0
  Class B..........................................               0               0
  Class C..........................................               0               0
  Class F..........................................               0               0
  Class R..........................................               0               0
  Class T..........................................               0               0
                                                       ------------    ------------
Net (Decrease) from Dividends and Distributions....               0               0
                                                       ------------    ------------

                                                       SIX MONTHS         YEAR
                                                         ENDED            ENDED
                                                        6/30/02         12/31/01
                                                      ------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A.........................................    $    157,468    $     513,085
  Class B.........................................         338,395          555,063
  Class C.........................................          81,509          220,117
  Class F.........................................      15,322,683       56,652,277
  Class R.........................................         111,799           85,158
  Class T.........................................          12,887            2,382
Reinvested dividends and distributions
  Class A.........................................               0                0
  Class B.........................................               0                0
  Class C.........................................               0                0
  Class F.........................................               0                0
  Class R.........................................               0                0
  Class T.........................................               0                0
                                                      ------------    -------------
                                                        16,024,741       58,028,082
Cost of shares redeemed
  Class A.........................................         (80,662)        (453,446)
  Class B.........................................        (196,430)        (217,833)
  Class C.........................................         (74,682)        (195,688)
  Class F.........................................      (9,836,138)     (67,785,017)
  Class R.........................................         (49,237)         (40,765)
  Class T.........................................          (7,752)          (4,640)
                                                      ------------    -------------
                                                       (10,244,901)     (68,697,389)
                                                      ------------    -------------
Net Increase (Decrease) from Capital Share
  Transactions....................................       5,779,840      (10,669,307)
                                                      ------------    -------------
Net (Decrease) in Net Assets......................      (8,880,994)     (46,660,338)

NET ASSETS
  Beginning of period.............................    $121,834,186    $ 168,494,524
                                                      ------------    -------------
  End of period...................................    $112,953,192    $ 121,834,186
                                                      ============    =============
Net Assets consist of:
Capital (par value and paid-in surplus)...........    $200,343,217    $ 194,563,377
Accumulated undistributed net investment (loss)...        (707,988)               0
Accumulated undistributed net realized (losses)
  from security transactions......................     (83,649,661)     (75,469,444)
Unrealized appreciation (depreciation) on
  investments and foreign currency transactions...      (3,032,376)       2,740,253
                                                      ------------    -------------
Total.............................................    $112,953,192    $ 121,834,186
                                                      ============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS          YEAR ENDED
                                                 ENDED            DECEMBER 31,
                                                JUNE 30,     ----------------------
                                                  2002         2001          2000
                                               ----------    --------      --------
CLASS A SHARES
Net Asset Value, beginning of period.......     $  3.44      $  4.38       $  8.68
Income from investment operations:
    Net investment (loss)..................       (0.02)       (0.06)        (0.02)
    Net (losses) on securities (both
      realized and unrealized).............       (0.41)       (0.88)        (2.05)
                                                -------      -------       -------
        Total from investment operations...       (0.43)       (0.94)        (2.07)
Less distributions:
    From net investment income.............        0.00         0.00          0.00
    From net realized gains................        0.00         0.00         (2.23)
                                                -------      -------       -------
        Total distributions................        0.00         0.00         (2.23)
Net Asset Value, end of period.............     $  3.01      $  3.44       $  4.38
                                                =======      =======       =======
Total Return/Ratios
    Total return*..........................      (12.50%)      (21.46%)     (23.40%)
    Net assets, end of period (000s).......     $   538      $   538       $   625
    Net expenses to average net assets#....        2.38%**      2.46%         1.25%
    Gross expenses to average net
      assets#..............................        2.39%**      2.47%         1.29%
    Net investment (loss) to average net
      assets...............................       (2.08%)**    (1.93%)       (0.74%)
    Portfolio turnover rate@...............         185%         214%          226%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS          YEAR ENDED
                                                 ENDED            DECEMBER 31,
                                                JUNE 30,     ----------------------
                                                  2002         2001          2000
                                               ----------    --------      --------
CLASS B SHARES
Net Asset Value, beginning of period.......     $  3.39      $  4.32       $  8.68
Income from investment operations:
    Net investment (loss)..................       (0.03)       (0.05)        (0.04)
    Net (losses) on securities (both
      realized and unrealized).............       (0.40)       (0.88)        (2.09)
                                                -------      -------       -------
        Total from investment operations...       (0.43)       (0.93)        (2.13)
Less distributions:
    From net investment income.............        0.00         0.00          0.00
    From net realized gains................        0.00         0.00         (2.23)
                                                -------      -------       -------
        Total distributions................        0.00         0.00         (2.23)
Net Asset Value, end of period.............     $  2.96      $  3.39       $  4.32
                                                =======      =======       =======
Total Return/Ratios
    Total return*..........................      (12.68%)     (21.53%)      (24.14%)
    Net assets, end of period (000s).......     $ 1,124      $ 1,138       $ 1,047
    Net expenses to average net assets#....        2.68%**      2.58%         1.99%
    Gross expenses to average net
      assets#..............................        2.68%**      2.59%         2.04%
    Net investment (loss) to average net
      assets...............................       (2.38%)**    (2.06%)       (1.47%)
    Portfolio turnover rate@...............         185%         214%          226%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED) (CONTINUED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS          YEAR ENDED
                                                 ENDED            DECEMBER 31,
                                                JUNE 30,     ----------------------
                                                  2002         2001          2000
                                               ----------    --------      --------
CLASS C SHARES
Net Asset Value, beginning of period.......     $  3.36      $  4.32       $  8.68
Income from investment operations:
    Net investment (loss)..................       (0.05)       (0.08)        (0.04)
    Net (losses) on securities (both
      realized and unrealized).............       (0.39)       (0.88)        (2.09)
                                                -------      -------       -------
        Total from investment operations...       (0.44)       (0.96)        (2.13)
Less distributions:
    From net investment income.............        0.00         0.00          0.00
    From net realized gains................        0.00         0.00         (2.23)
                                                -------      -------       -------
        Total distributions................        0.00         0.00         (2.23)
Net Asset Value, end of period.............     $  2.92      $  3.36       $  4.32
                                                =======      =======       =======

Total Return/Ratios
    Total return*..........................      (13.10%)     (22.22%)      (24.14%)
    Net assets, end of period (000s).......     $   337      $   380       $   422
    Net expenses to average net
      assets#,+............................        3.28%**      3.93%         2.00%
    Gross expenses to average net
      assets#,+............................        3.28%**      3.94%         2.04%
    Net investment (loss) to average net
      assets+..............................       (2.97%)**    (3.41%)       (1.46%)
    Portfolio turnover rate@...............         185%         214%          226%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.36% (2002) and 4.24% (2001). The gross expense ratios would have been 3.36% (2002) and 4.25% (2001). The net investment (loss) ratios would have been (3.05%)
     (2002) and (3.72%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                           SIX MONTHS
                             ENDED                    YEAR ENDED DECEMBER 31,
                            JUNE 30,    ----------------------------------------------------
                              2002        2001       2000       1999       1998       1997
                           ----------   --------   --------   --------   --------   --------
CLASS F SHARES
Net Asset Value,
  beginning of period....   $   3.47    $   4.36   $   8.68   $   7.44   $   7.72   $   7.66
Income from investment
  operations:
    Net investment income
      (loss).............      (0.01)      (0.05)     (0.03)     (0.08)     (0.03)      0.01
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........      (0.41)      (0.84)     (2.06)      3.12      (0.11)      1.21
                            --------    --------   --------   --------   --------   --------
        Total from
          investment
          operations.....      (0.42)      (0.89)     (2.09)      3.04      (0.14)      1.22
Less distributions:
    From net investment
      income.............       0.00        0.00       0.00       0.00^      0.00^      0.00
    From net realized
      gains..............       0.00        0.00      (2.23)     (1.80)     (0.14)     (1.16)
                            --------    --------   --------   --------   --------   --------
        Total
         distributions...       0.00        0.00      (2.23)     (1.80)     (0.14)     (1.16)
Net Asset Value, end of
  period.................   $   3.05    $   3.47   $   4.36   $   8.68   $   7.44   $   7.72
                            ========    ========   ========   ========   ========   ========
Total Return/Ratios
    Total return.........     (12.10%)    (20.41%)   (23.69%)    42.27%     (1.73%)    16.40%
    Net assets, end of
      period (000s)......   $110,837    $119,708   $166,365   $253,385   $252,855   $320,186
    Net expenses to
      average net
      assets#............       1.51%**     1.37%      1.36%      1.40%      1.33%      1.30%
    Gross expenses to
      average net
      assets#............       1.51%**     1.39%      1.39%      1.42%      1.35%      1.32%
    Net investment (loss)
      to average net
      assets.............      (1.21%)**    (0.84%)    (0.92%)    (0.98%)    (0.39%)    (0.05%)
    Portfolio turnover
      rate@..............        185%        214%       226%       186%       152%       110%

^ Distributions from net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED) (CONTINUED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS          YEAR ENDED
                                                 ENDED            DECEMBER 31,
                                                JUNE 30,     ----------------------
                                                  2002         2001          2000
                                               ----------    --------      --------
CLASS R SHARES
Net Asset Value, beginning of period.......     $  3.48      $  4.39       $  8.68
Income from investment operations:
    Net investment income (loss)...........       (0.02)        0.01         (0.03)
    Net (losses) on securities (both
     realized and unrealized)..............       (0.43)       (0.92)        (2.03)
                                                -------      -------       -------
        Total from investment operations...       (0.45)       (0.91)        (2.06)
Less distributions:
    From net investment income.............        0.00         0.00          0.00
    From net realized gains................        0.00         0.00         (2.23)
                                                -------      -------       -------
        Total distributions................        0.00         0.00         (2.23)
Net Asset Value, end of period.............     $  3.03      $  3.48       $  4.39
                                                =======      =======       =======
Total Return/Ratios
    Total return...........................      (12.93%)     (20.73%)      (23.28%)
    Net assets, end of period (000s).......     $    96      $    49       $     7
    Net expenses to average net
     assets#,+.............................        2.42%**      2.89%         1.00%
    Gross expenses to average net
     assets#,+.............................        2.42%**      2.91%         1.03%
    Net investment (loss) to average net
     assets+...............................       (2.11%)**    (2.40%)       (0.55%)
    Portfolio turnover rate@...............         185%         214%          226%

**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 5.22% (2002) and 57.53% (2001). The gross expense ratios would have been 5.22% (2002) and 57.54% (2001). The net investment (loss) ratios would have been (4.91%)
     (2002) and (57.04%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS          YEAR ENDED
                                                 ENDED            DECEMBER 31,
                                                JUNE 30,     ----------------------
                                                  2002         2001          2000
                                               ----------    --------      --------
CLASS T SHARES
Net Asset Value, beginning of period.......     $  3.39      $  4.35       $  8.68
Income from investment operations:
    Net investment (loss)..................       (0.03)       (0.11)        (0.02)
    Net (losses) on securities (both
      realized and unrealized).............       (0.41)       (0.85)        (2.08)
                                                -------      -------       -------
        Total from investment operations...       (0.44)       (0.96)        (2.10)
Less distributions:
    From net investment income.............        0.00         0.00          0.00
    From net realized gains................        0.00         0.00         (2.23)
                                                -------      -------       -------
        Total distributions................        0.00         0.00         (2.23)
Net Asset Value, end of period.............     $  2.95      $  3.39       $  4.35
                                                =======      =======       =======
Total Return/Ratios
    Total return*..........................      (12.98%)     (22.07%)      (23.80%)
    Net assets, end of period (000s).......     $    22      $    20       $    29
    Net expenses to average net
      assets#,+............................        3.78%**      3.11%         1.50%
    Gross expenses to average net
      assets#,+............................        3.79%**      3.13%         1.55%
    Net investment (loss) to average net
      assets,+.............................       (3.48%)**    (2.57%)       (0.98%)
    Portfolio turnover rate@...............         185%         214%          226%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 15.96% (2002) and 28.89% (2001).The gross expense ratios would have been 15.97% (2002) and 28.91% (2001). The net investment (loss) ratios would have been (15.66%) (2002) and (28.35%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) is the distributor of the Fund's shares. The Distributor retained $898 during the six months ended
June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $1,945 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $719, $1,432, $471, and $30, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $4,296, $1,414, $140,634, and $30, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,536, $2,545, $2,157, $20,758, $1,588, and $1,558, respectively, for state registration fees. During the six months ended June 30, 2002, Class C, Class R, and Class T shares were reimbursed $157, $1,345, and $1,447, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................         $          0
Net Capital Loss Carryovers.......................         $ 67,548,486
Post-October Capital Loss Deferral................         $  3,999,760
Post-October Currency Loss Deferral...............         $          0
Federal Tax Cost..................................         $121,503,926
Unrealized Appreciation...........................         $  6,633,731
Unrealized (Depreciation).........................         $(14,195,362)
Net (Depreciation)................................         $ (7,561,631)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                         SIX MONTHS        YEAR
                                                            ENDED          ENDED
                                                           6/30/02       12/31/01
                                                         -----------    -----------
CLASS A
      Shares sold....................................         47,126        139,124
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................        (24,868)      (125,439)
      NET INCREASE IN SHARES OUTSTANDING.............         22,258         13,685
CLASS B
      Shares sold....................................        103,872        154,136
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................        (60,214)       (61,089)
      NET INCREASE IN SHARES OUTSTANDING.............         43,658         93,047
CLASS C
      Shares sold....................................         25,196         64,231
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................        (23,166)       (48,698)
      NET INCREASE IN SHARES OUTSTANDING.............          2,030         15,533
CLASS F
      Shares sold....................................      4,801,247     14,522,400
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................     (2,950,062)   (18,131,262)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING..................................      1,851,185     (3,608,862)
CLASS R
      Shares sold....................................         33,090         23,512
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................        (15,670)       (10,807)
      NET INCREASE IN SHARES OUTSTANDING.............         17,420         12,705
CLASS T
      Shares sold....................................          3,900            592
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................         (2,324)        (1,259)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING..................................          1,576           (667)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2002, there were no such borrowings.

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

DREYFUS FOUNDERS
MID-CAP GROWTH FUND
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
FOUNDERS ASSET MANAGEMENT LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the
Fund and its directors is available in
the Funds Statement of Additional
Information, which can be obtained
free of charge by contacting the Fund.
  This report is authorized for
distribution to prospective investors
only if preceded or accompanied by a
current prospectus, which contains
more complete information including
charges, expenses, and share classes.
Please read the prospectus carefully
before you invest or send money.
Date of first use: August 21, 2002
   (C) 2002 Founders Asset
Management LLC, Broker-Dealer.
                         A-636-MC-02

        Dreyfus Founders
        Mid-Cap Growth Fund




        SEMIANNUAL REPORT       June 30, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                      3

Statement of Investments                10

Statement of Assets and Liabilities     15

Statement of Operations                 17

Statements of Changes in Net Assets     18

Financial Highlights                    20

Notes to Financial Statements           26

Your Board Representatives              33

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? Its a simple, reliable process: when new documents such as this Semiannual Report are available, well send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

The views expressed herein are current to the date of this report. The views and the composition of the Funds portfolio are subject to change at any time based on market and other conditions. The Funds percentage holdings as of June 30, 2002 are included in the Statement of Investments.

  NOT FDIC-INSURED    NOT BANK-GUARANTEED    MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF KEVIN SONNETT, CFA]

A DISCUSSION WITH PORTFOLIO MANAGER
KEVIN SONNETT, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS
BENCHMARKS IN THE SIX MONTHS ENDED JUNE 30?

Equities faced a difficult market environment in the first six months of 2002 as threats from all quarters seemed to hang over the market. Where once Enron alone bore the brunt of scrutiny for its accounting practices, more accounting scandals and improprieties have since emerged.

     An economic recovery that seemed well established in the first quarter began to look somewhat less certain in the second. And certainly not least, the possibility of further domestic terrorism and a possible war with Iraq hovered over the market. All of these factors left investors understandably anxious and eager for shelter.

     Many industries--especially in the telecom and technology sectors--were unable to work through problems such as overcapacity, poorly conceived business models, slow end-demand, and pricing pressure. Growth stock valuations began the year at relatively high levels, but contracted significantly by the end of the period.

     Stocks from all capitalization ranges struggled against this tide. Despite posting a loss amid these challenges, we were generally pleased with the relative performance of the Dreyfus Founders Mid-Cap Growth Fund, which outperformed its benchmark, the Russell Midcap Growth Index, which fell -19.70%. The Fund was competitive with the Lipper Mid-Cap Growth Fund Index (which fell -17.37%). (See pages 6 and 7 for the Funds total returns and for a description of the Russell Midcap Growth Index.)

[SIDENOTE]

"THE FUNDS STRONG RELATIVE
PERFORMANCE WAS DRIVEN MORE BY
STRONG STOCKPICKING AND TO A LESSER
EXTENT BY SECTOR ALLOCATION."

--------------------------------------------------------------------------------
The Lipper Mid-Cap Growth Fund Index is an average of the performance of the 30 largest mid-cap growth funds tracked by Lipper Inc., adjusted for the reinvestment of dividends and capital gain distributions and reflective of the management expenses associated with the actual funds included in the Index.

PERFORMANCE HIGHLIGHTS

- The Fund outperformed the decline posted by its benchmark, the Russell Midcap Growth Index, during the first six months of 2002.
- The Fund's weighting in healthcare stocks was roughly comparable to the Index, but many individual holdings performed significantly better than those in the benchmark.
- Our stock picks in the industrials sector also did quite well during the period.
- Although the Fund held a significantly underweight position in the poor-performing technology sector, technology holdings hampered absolute performance.

WHAT BROAD MARKET FACTORS MOST IMPACTED
THE FUNDS PERFORMANCE DURING THE PERIOD?

In many ways, growth stocks continued to be victims of the technology bubble that burst back in early 2000. At that time, company executives, investors, sellside analysts, and investment bankers had unrealistic expectations for both the magnitude and duration of growth opportunities. As a result of this attitude and easy access to capital, a considerable amount of manufacturing capacity was created, most of which still exists today. In fact, at the end of the period more than one-third of all high-tech manufacturing capacity sat idle. The extra capacity, which has exceeded long-term historical levels, combined with poor business models, pricing pressure, and weak demand, led to profit disappointments by these companies. This caused investors to shift away from these types of traditional growth opportunities and to concentrate on value stocks, which are perceived as offering more stability in a volatile market.

   Through this process, growth stock valuations (including in the medium-capitalization range) have become much more attractive than they have been for some time. While this allowed us to find what we believe are high-quality companies at compelling prices, it has yet to translate into a reversal of the growth stock underperformance trend.

WHAT WERE THE PRIMARY DRIVERS BEHIND
THE FUNDS PERFORMANCE DURING THE PERIOD?

During a period when every area of the market seemed beset by difficulties, the Funds strong relative performance was driven more by strong stockpicking and to a lesser extent by sector allocation. For instance, the Funds weighting in healthcare stocks was roughly comparable to that of the Russell Midcap Growth Index, but many of the Funds individual holdings performed significantly better than those in the benchmark. Standouts in this area included managed-care companies WellPoint Health Networks, Inc. and Anthem, Inc., as well as Triad Hospitals, Inc. (which operates a national network of hospitals and surgery centers).

     Our picks in the industrials sector also did quite well. We were pleased with the performance of ITT Industries, Inc., a diversified industrial company that offers a wide range of custom- and standard-engineered products. Fastenal Company (which operates a national chain of distribution outlets stocking supplies for maintenance, repair, and construction jobs) was another strong performer.

     Companies that performed well during the period were not confined to a few sectors--we found opportunity in many areas of the market. We saw good returns from financial firm Ambac Financial Group, Inc. (a firm that insures public bond offerings), which has grown steadily. Retailer Bed Bath & Beyond, Inc. was another major contributor to Fund performance. In addition to benefiting from the strong housing market, these stores have

        LARGEST EQUITY HOLDINGS  (ticker symbol)
        1.  Forest Laboratories, Inc.  (FRX)                        2.30%
        2.  SPX Corporation  (SPW)                                  2.28%
        3.  Ambac Financial Group, Inc.  (ABK)                      2.16%
        4.  Affiliated Computer Services, Inc. Class A (ACS)        2.15%
        5.  Danaher Corporation  (DHR)                              2.00%
        6.  Laboratory Corporation of America Holdings  (LH)        1.85%
        7.  Fastenal Company  (FAST)                                1.79%
        8.  Triad Hospitals, Inc.  (TRI)                            1.76%
        9.  Federated Investors, Inc. Class B (FII)                 1.75%
        10. Leggett & Platt, Inc.  (LEG)                            1.70%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

received a boost from the so-called "cocooning" trend: given the uncertainties of terrorism and the weak stock market, people are increasingly staying home and investing in their property.

WHAT HINDERED THE FUNDS PERFORMANCE DURING THE HALF?

The Funds technology stocks were not able to escape the negative currents during the period. However, our bottom-up stockpicking style guided us well and led us to hold a significantly underweight position in

GROWTH OF $10,000 INVESTMENT

                                         RUSSELL
                                         MID-CAP
                        MID-CAP          GROWTH
                        GROWTH         FUND INDEX

    06/30/1992         10,000.00       10,000.00
    07/31/1992         10,563.38       10,445.78
    08/31/1992         10,197.18       10,309.06
    09/30/1992         10,169.01       10,534.90
    10/30/1992         10,676.06       10,852.22
    11/30/1992         11,394.37       11,537.97
    12/31/1992         11,577.05       11,759.04
    01/29/1993         11,890.34       11,897.66
    02/26/1993         11,457.69       11,531.35
    03/31/1993         11,770.99       11,865.32
    04/30/1993         11,353.26       11,377.99
    05/28/1993         12,158.88       11,914.92
    06/30/1993         12,099.21       11,865.97
    07/31/1993         11,845.59       11,828.57
    08/31/1993         12,502.02       12,516.27
    09/30/1993         12,874.99       12,666.09
    10/31/1993         13,083.85       12,870.17
    11/30/1993         12,979.42       12,570.79
    12/31/1993         13,432.22       13,075.25
    01/31/1994         13,905.06       13,411.68
    02/28/1994         13,852.53       13,296.36
    03/31/1994         12,976.89       12,669.68
    04/30/1994         12,801.77       12,638.76
    05/31/1994         12,679.18       12,657.22
    06/30/1994         11,856.08       12,112.73
    07/29/1994         12,521.56       12,448.26
    08/31/1994         13,362.17       13,190.78
    09/30/1994         12,994.41       12,973.25
    10/31/1994         13,449.74       13,197.44
    11/30/1994         12,749.23       12,615.41
    12/31/1994         12,773.50       12,792.30
    01/31/1995         12,901.06       12,946.05
    02/28/1995         13,356.60       13,634.92
    03/31/1995         13,885.04       14,175.69
    04/28/1995         14,012.59       14,294.64
    05/31/1995         14,559.24       14,646.98
    06/30/1995         15,361.00       15,313.54
    07/31/1995         16,399.65       16,277.31
    08/31/1995         16,654.75       16,455.58
    09/29/1995         16,800.53       16,821.85
    10/31/1995         15,925.88       16,396.86
    11/30/1995         16,508.98       17,129.61
    12/31/1995         16,055.33       17,138.82
    01/31/1996         16,100.88       17,441.49
    02/29/1996         16,784.09       18,101.34
    03/29/1996         16,966.27       18,243.90
    04/30/1996         18,264.36       19,125.26
    05/31/1996         18,605.97       19,515.69
    06/28/1996         17,831.67       18,925.93
    07/31/1996         16,328.61       17,456.75
    08/30/1996         17,239.56       18,400.42
    09/30/1996         18,196.04       19,569.18
    10/31/1996         17,922.76       19,339.72
    11/29/1996         18,765.38       20,479.03
    12/31/1996         18,517.13       20,134.08
    01/31/1997         19,048.96       21,024.91
    02/28/1997         18,251.22       20,562.01
    03/31/1997         17,598.53       19,400.08
    04/30/1997         18,202.87       19,875.26
    05/30/1997         19,532.43       21,656.31
    06/30/1997         20,402.69       22,255.63
    07/31/1997         21,828.94       24,385.83
    08/29/1997         21,538.86       24,147.76
    09/30/1997         22,723.37       25,369.92
    10/31/1997         21,442.16       24,099.68
    11/28/1997         21,297.12       24,353.01
    12/31/1997         21,559.46       24,672.75
    01/30/1998         21,782.87       24,228.49
    02/27/1998         23,346.77       26,506.47
    03/31/1998         24,128.72       27,617.51
    04/30/1998         24,407.99       27,992.55
    05/29/1998         23,318.85       26,841.09
    06/30/1998         24,491.77       27,600.56
    07/31/1998         22,341.41       26,418.22
    08/31/1998         16,700.20       21,376.13
    09/30/1998         17,174.96       22,993.14
    10/30/1998         17,789.35       24,686.03
    11/30/1998         18,878.49       26,351.20
    12/31/1998         21,186.40       29,080.25
    01/29/1999         21,528.11       29,952.14
    02/26/1999         19,278.48       28,487.32
    03/31/1999         20,417.53       30,073.81
    04/30/1999         21,157.92       31,444.14
    05/28/1999         21,955.26       31,039.65
    06/30/1999         23,436.03       33,206.65
    07/30/1999         23,379.07       32,149.35
    08/31/1999         22,382.40       31,815.21
    09/30/1999         22,496.31       31,544.33
    10/29/1999         24,432.70       33,983.33
    11/30/1999         26,682.33       37,502.63
    12/31/1999         30,141.73       43,996.39
    01/31/2000         29,586.12       43,987.48
    02/29/2000         35,385.28       53,234.92
    03/31/2000         33,579.55       53,289.66
    04/28/2000         30,801.51       48,116.73
    05/31/2000         27,780.39       44,609.32
    06/30/2000         32,364.16       49,342.57
    07/31/2000         30,211.18       46,218.20
    08/31/2000         33,162.85       53,188.57
    09/29/2000         30,141.73       50,588.25
    10/31/2000         28,370.73       47,125.77
    11/30/2000         21,946.51       36,884.89
    12/29/2000         23,002.25       38,827.13
    01/31/2001         23,899.13       41,045.23
    02/28/2001         20,680.93       33,945.58
    03/30/2001         18,465.11       29,087.38
    04/30/2001         20,628.17       33,936.07
    05/31/2001         20,997.47       33,776.52
    06/29/2001         20,733.68       33,794.68
    07/31/2001         19,836.81       31,515.18
    08/31/2001         17,990.30       29,230.93
    09/28/2001         15,141.39       24,399.97
    10/31/2001         15,985.51       26,964.83
    11/30/2001         17,304.45       29,867.82
    12/31/2001         18,306.84       31,003.25
    01/31/2002         17,937.54       29,996.24
    02/28/2002         16,882.39       28,295.69
    03/28/2002         18,148.57       30,455.42
    04/30/2002         17,832.02       28,843.09
    05/31/2002         17,357.21       27,982.22
    06/28/2002         16,091.03       24,894.18

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 6/30/92 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

the poor-performing technology sector. While this helped the Funds performance relative to its peers, our investments in technology companies hampered absolute performance.

     A number of forces were behind the sectors weakness. Continued sluggishness in information technology (IT) spending by corporations, combined with overcapacity, unrealistic long-term growth expectations, and high valuations, weighed heavily on technology stocks. We had anticipated a resurgence in IT spending earlier in 2002, but this failed to materialize, and many analysts now expect it may not recover until sometime next year.

     Victims of this spending slowdown included Fund holding Celestica, Inc. ADR (a contract manufacturer for the computer, network, and

           AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                         YEAR-TO-         1               5             10          SINCE
(INCEPTION DATE)                DATE+         YEAR           YEARS          YEARS       INCEPTION
Class A Shares (12/31/99)
  With sales charge (5.75%)    (17.53%)       (28.16%)           --            --        (24.45%)
  Without sales charge         (12.50%)       (23.80%)           --            --        (22.64%)
Class B Shares (12/31/99)
  With redemption*             (16.18%)       (26.76%)           --            --        (23.64%)
  Without redemption           (12.68%)       (23.71%)           --            --        (23.03%)
Class C Shares (12/31/99)
  With redemption**            (13.96%)       (25.49%)           --            --        (23.45%)
  Without redemption           (13.10%)       (24.74%)                                   (23.45%)
Class F Shares (9/8/61)        (12.10%)       (22.39%)        (4.64%)        4.87%         n/a
Class R Shares (12/31/99)      (12.93%)       (23.29%)           --            --        (22.46%)
Class T Shares (12/31/99)
  With sales charge (4.50%)    (16.90%)       (28.05%)           --            --        (24.61%)
  Without sales charge         (12.98%)       (24.74%)           --            --        (23.21%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Funds historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Funds investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing such as limited product lines, less liquidity, and small market share.
   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   +Total return is not annualized.

telecommunications equipment industries), which was hurt by reduced capital spending by its primary customers. We feel that the firm has effectively controlled its expenses during the economic downturn and are optimistic about its long-term prospects, and we continue to own the stock. Additionally, QLogic Corporation, a component manufacturer in the storage networking industry, suffered slowing growth as result of general technology spending concerns. Although QLogic is one of the more expensive stocks in the Fund, we are anticipating future profit growth.

     Certain other tech holdings had more individual hurdles to clear. An example is Macrovision Corporation, which develops copy protection technologies for videotapes and DVDs. While the companys earnings have held up relatively well in the slow economic environment, its profits were impacted by a delay in the rollout of new industry-wide encryption standards. Despite the decline in the stock price, we believe it still may offer good potential over the long run.

     Outside of technology, the Fund was also hindered by negative surprises in a few healthcare holdings. Foremost among these was CYTYC Corporation, a firm that manufactures and markets medical diagnostic products, which declined as revenues fell short of expecations, partially

PORTFOLIO COMPOSITION

  25.90% Consumer Discretionary
  23.20% Industrials
  21.47% Healthcare
  15.96% Information Technology
   6.78% Financials
   3.44% Energy
   0.97% Consumer Staples
   0.76% Materials
   1.52% Cash & Equivalents

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

related to an earlier inventory buildup. Also, a pending but perhaps doomed acquisition bid added to the selling pressure, and we decided to liquidate the stock. While we were underweight in the biotechnology sector generally, poor showings by our holdings--particularly MedImmune, Inc. and Biovail (which we no longer own)--also put downward pressure on the Fund.

WHATS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR, AND
HOW WILL THIS VIEW DETERMINE YOUR STRATEGY GOING FORWARD?

We are optimistic about the future prospects of mid-cap companies. On the basis of current fundamentals, valuation, and risk/reward profiles, we feel that equities in general are more attractive now than they have been for some time. And while the shape of the economic recovery has yet to be determined, many of the excesses that sparked the downturn are slowly being worked through.

     We believe it is important in this value-conscious market to maintain a degree of perspective. In the mid-cap universe, weve found numerous companies that may appear expensive when comparing their historical valuation levels and current price/earnings ratios to the overall market multiple, but which actually are attractively priced when viewed over a longer time period. These stocks, in industries such as restaurants and healthcare services, were decidedly out of favor during the tech stock run-up in the late 1990s, but have since been among the best performers.

     As the market moves from an uncertain path to a greater degree of stability, we feel that such companies may offer appreciation potential, and our analytical team continues to search one-by-one for the best opportunities.

/s/ Kevin S. Sonnett

Kevin S. Sonnett, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-95.9%
ADVERTISING-0.4%
8,850        Omnicom Group, Inc..................................       $    405,330
                                                                        ------------
AEROSPACE & DEFENSE-2.7%
15,275       General Dynamics Corporation........................          1,624,496
27,275       L-3 Communications Holdings, Inc.*..................          1,472,850
                                                                        ------------
                                                                           3,097,346
                                                                        ------------
AIR FREIGHT & LOGISTICS-1.5%
22,100       Expeditors International of Washington, Inc.........            732,836
32,750       J.B. Hunt Transport Services, Inc.*.................            966,780
                                                                        ------------
                                                                           1,699,616
                                                                        ------------
APPAREL RETAIL-3.8%
44,850       Abercrombie & Fitch Company Class A*................          1,081,782
36,450       Ross Stores, Inc....................................          1,485,338
85,450       TJX Companies, Inc..................................          1,675,675
                                                                        ------------
                                                                           4,242,795
                                                                        ------------
APPLICATION SOFTWARE-4.0%
30,050       Activision, Inc.*...................................            873,253
72,925       Cadence Design Systems, Inc.*.......................          1,175,551
20,275       Synopsys, Inc.*.....................................          1,111,273
47,300       THQ, Inc.*..........................................          1,410,486
                                                                        ------------
                                                                           4,570,563
                                                                        ------------
BANKS-0.5%
20,917       New York Community Bancorp, Inc.....................            558,066
                                                                        ------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

BIOTECHNOLOGY-3.1%
29,875       Celgene Corporation*................................       $    457,088
15,500       Cephalon, Inc.*.....................................            700,600
29,025       Gilead Sciences, Inc.*..............................            954,342
52,800       MedImmune, Inc.*....................................          1,393,919
                                                                        ------------
                                                                           3,505,949
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL-1.3%
31,600       CDW Computer Centers, Inc.*.........................          1,479,196
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS-1.2%
36,650       QLogic Corporation*.................................          1,396,365
                                                                        ------------
CONSUMER FINANCE-1.2%
47,350       AmeriCredit Corporation*............................          1,328,168
                                                                        ------------
DATA PROCESSING SERVICES-6.8%
51,200       Affiliated Computer Services, Inc. Class A*.........          2,430,976
44,425       BISYS Group, Inc.*..................................          1,479,353
46,087       Fiserv, Inc.*.......................................          1,691,854
22,500       Investors Financial Services Corporation............            754,650
49,000       SunGard Data Systems, Inc.*.........................          1,297,520
                                                                        ------------
                                                                           7,654,353
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES-1.9%
28,962       Apollo Group, Inc. Class A*.........................          1,141,392
40,650       ARAMARK Corporation Class B*........................          1,014,218
                                                                        ------------
                                                                           2,155,610
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES-3.9%
36,250       Ambac Financial Group, Inc..........................          2,443,250
57,025       Federated Investors, Inc. Class B...................          1,971,354
                                                                        ------------
                                                                           4,414,604
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-2.5%
66,325       Arrow Electronics, Inc.*............................          1,376,244
39,800       Tech Data Corporation*..............................          1,506,430
                                                                        ------------
                                                                           2,882,674
                                                                        ------------
GENERAL MERCHANDISE STORES-1.4%
41,075       Dollar Tree Stores, Inc.*...........................          1,618,766
                                                                        ------------

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

HEALTHCARE DISTRIBUTORS & SERVICES-6.9%
16,950       AmerisourceBergen Corporation.......................       $  1,288,200
29,650       Express Scripts, Inc. Class A*......................          1,485,762
19,700       Henry Schein, Inc.*.................................            876,650
45,800       Laboratory Corporation of America Holdings*.........          2,090,770
12,000       Patterson Dental Company*...........................            603,960
16,625       Quest Diagnostics, Inc.*............................          1,430,581
                                                                        ------------
                                                                           7,775,923
                                                                        ------------
HEALTHCARE EQUIPMENT-1.2%
38,212       DENTSPLY International, Inc.........................          1,410,405
                                                                        ------------
HEALTHCARE FACILITIES-1.8%
46,525       Triad Hospitals, Inc.*..............................          1,987,548
                                                                        ------------
HOME FURNISHINGS-1.7%
81,825       Leggett & Platt, Inc................................          1,914,705
                                                                        ------------
HOMEBUILDING-0.8%
15,150       Lennar Corporation..................................            927,180
                                                                        ------------
HOTELS, RESORTS & CRUISE LINES-2.2%
28,425       Marriott International, Inc. Class A................          1,081,571
43,000       Starwood Hotels & Resorts Worldwide, Inc............          1,414,270
                                                                        ------------
                                                                           2,495,841
                                                                        ------------
HOUSEHOLD APPLIANCES-1.0%
25,975       Maytag Corporation..................................          1,107,834
                                                                        ------------
INDUSTRIAL CONGLOMERATES-5.5%
33,975       Danaher Corporation.................................          2,254,241
30,600       Ingersoll-Rand Company Class A......................          1,397,196
21,925       SPX Corporation*....................................          2,576,188
                                                                        ------------
                                                                           6,227,625
                                                                        ------------
INDUSTRIAL MACHINERY-1.5%
23,475       ITT Industries, Inc.................................          1,657,335
                                                                        ------------
INSURANCE BROKERS-1.2%
39,300       Arthur J. Gallagher & Company.......................          1,361,745
                                                                        ------------
IT CONSULTING & SERVICES-1.2%
94,750       KPMG Consulting, Inc.*..............................          1,407,985
                                                                        ------------
LEISURE FACILITIES-1.5%
88,950       Royal Caribbean Cruises Limited.....................          1,734,525
                                                                        ------------
LEISURE PRODUCTS-2.4%
65,875       Brunswick Corporation...............................          1,844,500
28,225       Nautilus Group, Inc.*...............................            863,685
                                                                        ------------
                                                                           2,708,185
                                                                        ------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

MANAGED HEALTHCARE-2.6%
22,125       Anthem, Inc.*.......................................       $  1,487,243
18,400       WellPoint Health Networks, Inc.*....................          1,431,704
                                                                        ------------
                                                                           2,918,947
                                                                        ------------
METAL & GLASS CONTAINERS-0.8%
124,700      Crown Cork & Seal Company, Inc.*....................            854,195
                                                                        ------------
MOTORCYCLE MANUFACTURERS-1.5%
32,075       Harley-Davidson, Inc................................          1,644,485
                                                                        ------------
MOVIES & ENTERTAINMENT-0.6%
50,340       Macrovision Corporation*............................            659,957
                                                                        ------------
NETWORKING EQUIPMENT-0.7%
44,425       Brocade Communications Systems, Inc.*...............            776,549
                                                                        ------------
OIL & GAS DRILLING-0.6%
19,950       Nabors Industries Limited*..........................            701,243
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES-1.6%
22,400       BJ Services Company*................................            758,912
15,775       Smith International, Inc.*..........................          1,075,697
                                                                        ------------
                                                                           1,834,609
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION-1.2%
23,472       Apache Corporation..................................          1,349,171
                                                                        ------------
PERSONAL PRODUCTS-1.0%
31,250       Estee Lauder Companies, Inc. Class A................          1,100,000
                                                                        ------------
PHARMACEUTICALS-4.8%
12,925       Allergan, Inc.......................................            862,744
30,700       Andrx Group*........................................            827,979
36,700       Forest Laboratories, Inc.*..........................          2,598,360
58,909       SICOR, Inc.*........................................          1,092,173
                                                                        ------------
                                                                           5,381,256
                                                                        ------------
RESTAURANTS-3.2%
53,075       Brinker International, Inc.*........................          1,685,131
76,137       Darden Restaurants, Inc.............................          1,880,584
                                                                        ------------
                                                                           3,565,715
                                                                        ------------
SEMICONDUCTOR EQUIPMENT-1.4%
22,100       KLA-Tencor Corporation*.............................            972,179
18,100       Novellus Systems, Inc.*.............................            615,400
                                                                        ------------
                                                                           1,587,579
                                                                        ------------

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------

SEMICONDUCTORS-2.4%
77,650       Fairchild Semiconductor Corporation Class A*........       $  1,886,895
28,925       Microchip Technology, Inc.*.........................            793,413
                                                                        ------------
                                                                           2,680,308
                                                                        ------------
SPECIALTY STORES-4.2%
19,250       AutoZone, Inc.*.....................................          1,488,025
41,425       Bed Bath & Beyond, Inc.*............................          1,563,380
117,775      Foot Locker, Inc.*..................................          1,701,849
                                                                        ------------
                                                                           4,753,254
                                                                        ------------
SYSTEMS SOFTWARE-0.7%
41,125       Network Associates, Inc.*...........................            792,479
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT-0.2%
127,900      DMC Stratex Networks, Inc.*.........................            257,079
                                                                        ------------
TRADING COMPANIES & DISTRIBUTORS-3.3%
52,375       Fastenal Company....................................          2,016,961
33,850       W.W. Grainger, Inc..................................          1,695,885
                                                                        ------------
                                                                           3,712,846
                                                                        ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$110,890,838)..............................................        108,295,909
                                                                        ------------

COMMON STOCKS (FOREIGN)-2.6%
ELECTRONIC EQUIPMENT & INSTRUMENTS-1.5%
73,575       Celestica, Inc. ADR (CA)*...........................          1,670,888
                                                                        ------------
PHARMACEUTICALS-1.1%
19,100       Teva Pharmaceutical Industries Limited Sponsored ADR
             (IS)................................................          1,275,498
                                                                        ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$3,383,689)................................................          2,946,386
                                                                        ------------
PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST
---------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-2.4%
AIR FREIGHT & LOGISTICS-2.4%
 AIR FREIGHT & LOGISTICS-&NDASH;CONTINUED
2,7$00,000      United Parcel Service, Inc. 1.88% 7/1/02............       $  2,700,000
                                                                           ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$2,700,000).........................................          2,700,000
                                                                           ------------
TOTAL INVESTMENTS-100.9%
(TOTAL COST-$116,974,527)...........................................        113,942,295
OTHER ASSETS AND LIABILITIES-(0.9%).................................           (989,103)
                                                                           ------------
NET ASSETS-100.0%...................................................       $112,953,192
                                                                           ============

*  NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

*  NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost...........................    $116,974,527
                                                             ------------
Investment securities, at market.........................     113,942,295
Cash.....................................................         288,455
Receivables:
  Investment securities sold.............................       2,313,040
  Capital shares sold....................................       1,658,100
  Dividends..............................................          26,039
  From transfer agent....................................           1,456
Other assets.............................................          16,844
                                                             ------------
    Total Assets.........................................     118,246,229
                                                             ------------

LIABILITIES
Payables:
  Investment securities purchased........................       4,946,514
  Capital shares redeemed................................          55,378
  Advisory fees..........................................          74,409
  Shareholder servicing fees.............................          17,942
  Accounting fees........................................           5,460
  Distribution fees......................................          79,275
  Other..................................................         114,059
                                                             ------------
    Total Liabilities....................................       5,293,037
                                                             ------------
Net Assets...............................................    $112,953,192
                                                             ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (UNAUDITED) (CONTINUED)

Net Assets--Class A.........................................    $    537,561
Shares Outstanding--Class A.................................         178,767
Net Asset Value and Redemption Price Per Share..............    $       3.01
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................    $       3.19

Net Assets--Class B.........................................    $  1,123,882
Shares Outstanding--Class B.................................         379,051
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $       2.96

Net Assets--Class C.........................................    $    336,798
Shares Outstanding--Class C.................................         115,184
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $       2.92

Net Assets--Class F.........................................    $110,836,824
Shares Outstanding--Class F.................................      36,376,112
Net Asset Value, Offering and Redemption Price Per Share....    $       3.05

Net Assets--Class R.........................................    $     95,757
Shares Outstanding--Class R.................................          31,613
Net Asset Value, Offering and Redemption Price Per Share....    $       3.03

Net Assets--Class T.........................................    $     22,370
Shares Outstanding--Class T.................................           7,593
Net Asset Value and Redemption Price Per Share..............    $       2.95
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................    $       3.09

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends..............................................    $    144,728
  Interest...............................................          27,227
  Foreign taxes withheld.................................            (846)
                                                             ------------
    Total Investment Income..............................         171,109
                                                             ------------
Expenses:
  Advisory fees--Note 2..................................         467,410
  Shareholder servicing fees--Note 2.....................         110,938
  Accounting fees--Note 2................................          18,454
  Distribution fees--Note 2..............................         146,374
  Transfer agency fees--Note 2...........................          37,630
  Registration fees--Note 2..............................          31,142
  Postage and mailing expenses...........................          15,289
  Custodian fees and expenses--Note 2....................           5,704
  Printing expenses......................................          16,695
  Legal and audit fees...................................           8,543
  Directors' fees and expenses...........................           4,805
  Other expenses.........................................          21,069
                                                             ------------
    Total Expenses.......................................         884,053
    Earnings Credits.....................................          (2,007)
    Reimbursed Expenses..................................          (2,949)
                                                             ------------
    Net Expenses.........................................         879,097
                                                             ------------
  Net Investment (Loss)..................................        (707,988)
                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions...........      (8,180,217)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions............      (5,772,629)
                                                             ------------
  Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions......................     (13,952,846)
                                                             ------------
Net (Decrease) in Net Assets Resulting from Operations...    $(14,660,834)
                                                             ============

Purchases of long-term securities........................    $109,689,097
Proceeds from sales of long-term securities..............    $103,141,183

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                        SIX MONTHS         YEAR
                                                          ENDED           ENDED
                                                         6/30/02         12/31/01
                                                       ------------    ------------
OPERATIONS
Net Investment (Loss)..............................    $   (707,988)   $ (1,172,686)
Net Realized (Loss) from Security Transactions.....      (8,180,217)    (41,116,438)
Net Change in Unrealized
  Appreciation/Depreciation........................      (5,772,629)      6,298,093
                                                       ------------    ------------
  Net (Decrease) in Net Assets Resulting from
    Operations.....................................     (14,660,834)    (35,991,031)
                                                       ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions
  and Foreign Currency Transactions
  Class A..........................................               0               0
  Class B..........................................               0               0
  Class C..........................................               0               0
  Class F..........................................               0               0
  Class R..........................................               0               0
  Class T..........................................               0               0
                                                       ------------    ------------
Net (Decrease) from Dividends and Distributions....               0               0
                                                       ------------    ------------

                                                       SIX MONTHS         YEAR
                                                         ENDED            ENDED
                                                        6/30/02         12/31/01
                                                      ------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A.........................................    $    157,468    $     513,085
  Class B.........................................         338,395          555,063
  Class C.........................................          81,509          220,117
  Class F.........................................      15,322,683       56,652,277
  Class R.........................................         111,799           85,158
  Class T.........................................          12,887            2,382
Reinvested dividends and distributions
  Class A.........................................               0                0
  Class B.........................................               0                0
  Class C.........................................               0                0
  Class F.........................................               0                0
  Class R.........................................               0                0
  Class T.........................................               0                0
                                                      ------------    -------------
                                                        16,024,741       58,028,082
Cost of shares redeemed
  Class A.........................................         (80,662)        (453,446)
  Class B.........................................        (196,430)        (217,833)
  Class C.........................................         (74,682)        (195,688)
  Class F.........................................      (9,836,138)     (67,785,017)
  Class R.........................................         (49,237)         (40,765)
  Class T.........................................          (7,752)          (4,640)
                                                      ------------    -------------
                                                       (10,244,901)     (68,697,389)
                                                      ------------    -------------
Net Increase (Decrease) from Capital Share
  Transactions....................................       5,779,840      (10,669,307)
                                                      ------------    -------------
Net (Decrease) in Net Assets......................      (8,880,994)     (46,660,338)

NET ASSETS
  Beginning of period.............................    $121,834,186    $ 168,494,524
                                                      ------------    -------------
  End of period...................................    $112,953,192    $ 121,834,186
                                                      ============    =============
Net Assets consist of:
Capital (par value and paid-in surplus)...........    $200,343,217    $ 194,563,377
Accumulated undistributed net investment (loss)...        (707,988)               0
Accumulated undistributed net realized (losses)
  from security transactions......................     (83,649,661)     (75,469,444)
Unrealized appreciation (depreciation) on
  investments and foreign currency transactions...      (3,032,376)       2,740,253
                                                      ------------    -------------
Total.............................................    $112,953,192    $ 121,834,186
                                                      ============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS          YEAR ENDED
                                                 ENDED            DECEMBER 31,
                                                JUNE 30,     ----------------------
                                                  2002         2001          2000
                                               ----------    --------      --------
CLASS A SHARES
Net Asset Value, beginning of period.......     $  3.44      $  4.38       $  8.68
Income from investment operations:
    Net investment (loss)..................       (0.02)       (0.06)        (0.02)
    Net (losses) on securities (both
      realized and unrealized).............       (0.41)       (0.88)        (2.05)
                                                -------      -------       -------
        Total from investment operations...       (0.43)       (0.94)        (2.07)
Less distributions:
    From net investment income.............        0.00         0.00          0.00
    From net realized gains................        0.00         0.00         (2.23)
                                                -------      -------       -------
        Total distributions................        0.00         0.00         (2.23)
Net Asset Value, end of period.............     $  3.01      $  3.44       $  4.38
                                                =======      =======       =======
Total Return/Ratios
    Total return*..........................      (12.50%)      (21.46%)     (23.40%)
    Net assets, end of period (000s).......     $   538      $   538       $   625
    Net expenses to average net assets#....        2.38%**      2.46%         1.25%
    Gross expenses to average net
      assets#..............................        2.39%**      2.47%         1.29%
    Net investment (loss) to average net
      assets...............................       (2.08%)**    (1.93%)       (0.74%)
    Portfolio turnover rate@...............         185%         214%          226%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS          YEAR ENDED
                                                 ENDED            DECEMBER 31,
                                                JUNE 30,     ----------------------
                                                  2002         2001          2000
                                               ----------    --------      --------
CLASS B SHARES
Net Asset Value, beginning of period.......     $  3.39      $  4.32       $  8.68
Income from investment operations:
    Net investment (loss)..................       (0.03)       (0.05)        (0.04)
    Net (losses) on securities (both
      realized and unrealized).............       (0.40)       (0.88)        (2.09)
                                                -------      -------       -------
        Total from investment operations...       (0.43)       (0.93)        (2.13)
Less distributions:
    From net investment income.............        0.00         0.00          0.00
    From net realized gains................        0.00         0.00         (2.23)
                                                -------      -------       -------
        Total distributions................        0.00         0.00         (2.23)
Net Asset Value, end of period.............     $  2.96      $  3.39       $  4.32
                                                =======      =======       =======
Total Return/Ratios
    Total return*..........................      (12.68%)     (21.53%)      (24.14%)
    Net assets, end of period (000s).......     $ 1,124      $ 1,138       $ 1,047
    Net expenses to average net assets#....        2.68%**      2.58%         1.99%
    Gross expenses to average net
      assets#..............................        2.68%**      2.59%         2.04%
    Net investment (loss) to average net
      assets...............................       (2.38%)**    (2.06%)       (1.47%)
    Portfolio turnover rate@...............         185%         214%          226%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED) (CONTINUED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS          YEAR ENDED
                                                 ENDED            DECEMBER 31,
                                                JUNE 30,     ----------------------
                                                  2002         2001          2000
                                               ----------    --------      --------
CLASS C SHARES
Net Asset Value, beginning of period.......     $  3.36      $  4.32       $  8.68
Income from investment operations:
    Net investment (loss)..................       (0.05)       (0.08)        (0.04)
    Net (losses) on securities (both
      realized and unrealized).............       (0.39)       (0.88)        (2.09)
                                                -------      -------       -------
        Total from investment operations...       (0.44)       (0.96)        (2.13)
Less distributions:
    From net investment income.............        0.00         0.00          0.00
    From net realized gains................        0.00         0.00         (2.23)
                                                -------      -------       -------
        Total distributions................        0.00         0.00         (2.23)
Net Asset Value, end of period.............     $  2.92      $  3.36       $  4.32
                                                =======      =======       =======

Total Return/Ratios
    Total return*..........................      (13.10%)     (22.22%)      (24.14%)
    Net assets, end of period (000s).......     $   337      $   380       $   422
    Net expenses to average net
      assets#,+............................        3.28%**      3.93%         2.00%
    Gross expenses to average net
      assets#,+............................        3.28%**      3.94%         2.04%
    Net investment (loss) to average net
      assets+..............................       (2.97%)**    (3.41%)       (1.46%)
    Portfolio turnover rate@...............         185%         214%          226%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.36% (2002) and 4.24% (2001). The gross expense ratios would have been 3.36% (2002) and 4.25% (2001). The net investment (loss) ratios would have been (3.05%)
     (2002) and (3.72%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                           SIX MONTHS
                             ENDED                    YEAR ENDED DECEMBER 31,
                            JUNE 30,    ----------------------------------------------------
                              2002        2001       2000       1999       1998       1997
                           ----------   --------   --------   --------   --------   --------
CLASS F SHARES
Net Asset Value,
  beginning of period....   $   3.47    $   4.36   $   8.68   $   7.44   $   7.72   $   7.66
Income from investment
  operations:
    Net investment income
      (loss).............      (0.01)      (0.05)     (0.03)     (0.08)     (0.03)      0.01
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........      (0.41)      (0.84)     (2.06)      3.12      (0.11)      1.21
                            --------    --------   --------   --------   --------   --------
        Total from
          investment
          operations.....      (0.42)      (0.89)     (2.09)      3.04      (0.14)      1.22
Less distributions:
    From net investment
      income.............       0.00        0.00       0.00       0.00^      0.00^      0.00
    From net realized
      gains..............       0.00        0.00      (2.23)     (1.80)     (0.14)     (1.16)
                            --------    --------   --------   --------   --------   --------
        Total
         distributions...       0.00        0.00      (2.23)     (1.80)     (0.14)     (1.16)
Net Asset Value, end of
  period.................   $   3.05    $   3.47   $   4.36   $   8.68   $   7.44   $   7.72
                            ========    ========   ========   ========   ========   ========
Total Return/Ratios
    Total return.........     (12.10%)    (20.41%)   (23.69%)    42.27%     (1.73%)    16.40%
    Net assets, end of
      period (000s)......   $110,837    $119,708   $166,365   $253,385   $252,855   $320,186
    Net expenses to
      average net
      assets#............       1.51%**     1.37%      1.36%      1.40%      1.33%      1.30%
    Gross expenses to
      average net
      assets#............       1.51%**     1.39%      1.39%      1.42%      1.35%      1.32%
    Net investment (loss)
      to average net
      assets.............      (1.21%)**    (0.84%)    (0.92%)    (0.98%)    (0.39%)    (0.05%)
    Portfolio turnover
      rate@..............        185%        214%       226%       186%       152%       110%

^ Distributions from net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED) (CONTINUED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS          YEAR ENDED
                                                 ENDED            DECEMBER 31,
                                                JUNE 30,     ----------------------
                                                  2002         2001          2000
                                               ----------    --------      --------
CLASS R SHARES
Net Asset Value, beginning of period.......     $  3.48      $  4.39       $  8.68
Income from investment operations:
    Net investment income (loss)...........       (0.02)        0.01         (0.03)
    Net (losses) on securities (both
     realized and unrealized)..............       (0.43)       (0.92)        (2.03)
                                                -------      -------       -------
        Total from investment operations...       (0.45)       (0.91)        (2.06)
Less distributions:
    From net investment income.............        0.00         0.00          0.00
    From net realized gains................        0.00         0.00         (2.23)
                                                -------      -------       -------
        Total distributions................        0.00         0.00         (2.23)
Net Asset Value, end of period.............     $  3.03      $  3.48       $  4.39
                                                =======      =======       =======
Total Return/Ratios
    Total return...........................      (12.93%)     (20.73%)      (23.28%)
    Net assets, end of period (000s).......     $    96      $    49       $     7
    Net expenses to average net
     assets#,+.............................        2.42%**      2.89%         1.00%
    Gross expenses to average net
     assets#,+.............................        2.42%**      2.91%         1.03%
    Net investment (loss) to average net
     assets+...............................       (2.11%)**    (2.40%)       (0.55%)
    Portfolio turnover rate@...............         185%         214%          226%

**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 5.22% (2002) and 57.53% (2001). The gross expense ratios would have been 5.22% (2002) and 57.54% (2001). The net investment (loss) ratios would have been (4.91%)
     (2002) and (57.04%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS          YEAR ENDED
                                                 ENDED            DECEMBER 31,
                                                JUNE 30,     ----------------------
                                                  2002         2001          2000
                                               ----------    --------      --------
CLASS T SHARES
Net Asset Value, beginning of period.......     $  3.39      $  4.35       $  8.68
Income from investment operations:
    Net investment (loss)..................       (0.03)       (0.11)        (0.02)
    Net (losses) on securities (both
      realized and unrealized).............       (0.41)       (0.85)        (2.08)
                                                -------      -------       -------
        Total from investment operations...       (0.44)       (0.96)        (2.10)
Less distributions:
    From net investment income.............        0.00         0.00          0.00
    From net realized gains................        0.00         0.00         (2.23)
                                                -------      -------       -------
        Total distributions................        0.00         0.00         (2.23)
Net Asset Value, end of period.............     $  2.95      $  3.39       $  4.35
                                                =======      =======       =======
Total Return/Ratios
    Total return*..........................      (12.98%)     (22.07%)      (23.80%)
    Net assets, end of period (000s).......     $    22      $    20       $    29
    Net expenses to average net
      assets#,+............................        3.78%**      3.11%         1.50%
    Gross expenses to average net
      assets#,+............................        3.79%**      3.13%         1.55%
    Net investment (loss) to average net
      assets,+.............................       (3.48%)**    (2.57%)       (0.98%)
    Portfolio turnover rate@...............         185%         214%          226%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 15.96% (2002) and 28.89% (2001).The gross expense ratios would have been 15.97% (2002) and 28.91% (2001). The net investment (loss) ratios would have been (15.66%) (2002) and (28.35%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders) is the distributor of the Fund's shares. The Distributor retained $898 during the six months ended
June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $1,945 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $719, $1,432, $471, and $30, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $4,296, $1,414, $140,634, and $30, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,536, $2,545, $2,157, $20,758, $1,588, and $1,558, respectively, for state registration fees. During the six months ended June 30, 2002, Class C, Class R, and Class T shares were reimbursed $157, $1,345, and $1,447, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................         $          0
Net Capital Loss Carryovers.......................         $ 67,548,486
Post-October Capital Loss Deferral................         $  3,999,760
Post-October Currency Loss Deferral...............         $          0
Federal Tax Cost..................................         $121,503,926
Unrealized Appreciation...........................         $  6,633,731
Unrealized (Depreciation).........................         $(14,195,362)
Net (Depreciation)................................         $ (7,561,631)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                         SIX MONTHS        YEAR
                                                            ENDED          ENDED
                                                           6/30/02       12/31/01
                                                         -----------    -----------
CLASS A
      Shares sold....................................         47,126        139,124
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................        (24,868)      (125,439)
      NET INCREASE IN SHARES OUTSTANDING.............         22,258         13,685
CLASS B
      Shares sold....................................        103,872        154,136
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................        (60,214)       (61,089)
      NET INCREASE IN SHARES OUTSTANDING.............         43,658         93,047
CLASS C
      Shares sold....................................         25,196         64,231
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................        (23,166)       (48,698)
      NET INCREASE IN SHARES OUTSTANDING.............          2,030         15,533
CLASS F
      Shares sold....................................      4,801,247     14,522,400
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................     (2,950,062)   (18,131,262)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING..................................      1,851,185     (3,608,862)
CLASS R
      Shares sold....................................         33,090         23,512
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................        (15,670)       (10,807)
      NET INCREASE IN SHARES OUTSTANDING.............         17,420         12,705
CLASS T
      Shares sold....................................          3,900            592
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................         (2,324)        (1,259)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING..................................          1,576           (667)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2002, there were no such borrowings.

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

                        For More Information


                                DREYFUS FOUNDERS
                                MID-CAP GROWTH FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2002 Dreyfus Service Corporation                            291SA0602

SEMIANNUAL REPORT

DREYFUS FOUNDERS
PASSPORT FUND

INVESTMENT UPDATE

JUNE 30, 2002

[DREYFUS FOUNDERS FUND LOGO]

TABLE OF CONTENTS

Management Overview                      3

Statement of Investments                10

Statement of Assets and Liabilities     19

Statement of Operations                 21

Statements of Changes in Net Assets     22

Financial Highlights                    24

Notes to Financial Statements           30

Your Board Representatives              37

PAPERLESS DELIVERY OF THIS REPORT

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regulatory material online? Its a simple, reliable process: when new documents such as this Semiannual Report are available, well send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

The views expressed herein are current to the date of this report. The views and the composition of the Funds portfolio are subject to change at any time based on market and other conditions. The Funds percentage holdings as of June 30, 2002 are included in the Statement of Investments.

  NOT FDIC-INSURED    NOT BANK-GUARANTEED    MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF TRACY STOUFFER, CFA]

A DISCUSSION WITH PORTFOLIO MANAGER
TRACY STOUFFER, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS
BENCHMARKS IN THE SIX MONTHS ENDED JUNE 30?

Much of the international marketplace was impacted by the same concerns that weighed on domestic investors: a worldwide economic slowdown, accounting scandals at high-profile companies, and tensions in the Middle East. At the same time, however, many overseas economies were less directly affected by these dynamics than was the U.S. As a result, international equities (in both large- and small-capitalization ranges) generally outperformed domestic stocks during the half.

     For the period, the Dreyfus Founders Passport Fund was competitive with its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, which returned -1.68% for the six months ended June 30, 2002. The Fund underperformed the MSCI World ex U.S. Small-Cap Index, which posted a 10.13% return for the half. (See page 6 and 7 for the Funds total returns and for a description of the MSCI World ex U.S. Index).

[SIDENOTE]

"WE HAVE SEEN IMPRESSIVE
PROGRESS FROM MANY COUNTRIES
IN THE ASIAN REGION IN ADDRESSING
STRUCTURAL PROBLEMS IN THEIR
ECONOMIES, AND MORE STRONG
COMPANIES ARE EMERGING THERE."

--------------------------------------------------------------------------------
The Morgan Stanley Capital International (MSCI) World ex U.S. Small-Cap Index is an average of the performance of selected foreign small-capitalization securities. Total return figures assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund.

PERFORMANCE HIGHLIGHTS

- Investors during the half began to focus on the positive aspects of small international companies, and it became easier to find high-quality companies at attractive valuations.

- The Fund recorded positive performance from gold mining stocks in the portfolio, which rose in response to the dollars weakness.

- The portfolio also benefited from several stocks that have benefited from the "cocooning" theme that we are seeing worldwide:in a time when travel may be dangerous and equities a seemingly poor investment, many people are choosing to stay home and invest in their property.

- Economic growth in numerous Asian countries is being driven by strong domestic consumption, creating new investment opportunities for the Fund.

WHAT BROAD MARKET FACTORS MOST IMPACTED
YOUR ASSET CLASS DURING THE PERIOD?

Growth stocks in the international small-capitalization asset class have long been out of favor, as they have in the U.S. Yet investors during the half began to focus on the positive aspects of these companies. For example, they generally have uncomplicated financial structures and are therefore perceived to be less prone to the accounting improprieties that have plagued larger companies. These stocks have been devalued by the market over the past two years, and it has therefore been easier to find high-quality companies at attractive valuations.

     Exchange rates also played a role, albeit a relatively smaller one, in the Funds progress through the half. Small-caps overseas tend to have little exposure to the vagaries of the currency markets, as they are more often focused on local or regional markets rather than broad international trade. Yet a long-awaited drop in the value of the U.S. dollar relative to the Japanese yen did have a negative impact on the Funds performance relative to its benchmark--most gains from the appreciation of the yen came in the first quarter of the year, when the Funds exposure to Japanese companies was minimal. Countering this, however, was positive performance by gold mining stocks in the portfolio, which rose in response to the dollars weakness.

HOW DID INDIVIDUAL COUNTRY DYNAMICS IMPACT YOUR DECISIONS?

We began and ended the half with a strong weighting in Asian companies. In the years since the 1997-98 currency crisis, we have seen impressive progress from many countries in this region in addressing structural problems in their economies (such as the mass of bad debts). Price-to-earnings multiples for stocks in the region are low on a relative basis, and we have found that the quality of corporate fundamentals is on the rise.

     Another important factor has captured our attention. Many East Asian economies built their reputations on being exporters, but recent economic strength in several of these countries (South Korea in particular) is being driven by strong domestic consumption. This has helped to partially offset the declines in exports and capital expenditures that have accompanied the global slowdown. This domestic demand theme appeared again and again in the Funds holdings throughout the half.

     The Fund was also impacted by our approach to Japanese investments. Our exposure to this country at the start of the half was slight, but by June 30, 2002, Japan was the Funds largest country weighting, representing

LARGEST EQUITY HOLDINGS  (country of origin; ticker symbol)
  1.   Asian Property Development PCL  (Thailand; AP)          1.36%
  2.   HIT Entertainment 144A  (United Kingdom; HTE)           1.25%
  3.   Swedish Match AB  (Sweden; SWMA)                        1.19%
  4.   Elekta AB Class B  (Sweden; EKTAB)                      1.18%
  5.   Cosco Pacific Limited  (Hong Kong; 1199)                1.10%
  6.   SFI Group PLC  (United Kingdom; SUF)                    1.06%
  7.   John Wood Group PLC 144A  (United Kingdom; WG)          1.04%
  8.   ICAP PLC  (United Kingdom; IAP)                         1.03%
  9.   M-Real Oyj Class B  (Finland; MRL.B)                    1.02%
  10.  CHC Helicopter Corporation Class A  (Canada; FLY.A)     1.01%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

more than 18% of the portfolio. Our early decision to steer clear was based on our perception that Japans economy was beset by fundamental weaknesses, such as chronic overemployment and an unwillingness to let failed companies declare bankruptcy.

     More recently, we have seen many positive signs. Layoffs have been on the rise, and wage negotiations are beginning to take the place of seniority-based pay structures. The government has allowed bankruptcies in some major companies, and corporate managers seem to be focusing

GROWTH OF $10,000 INVESTMENT

                                MSCI
                 Passport       World xUS
11/16/1993       10,000.00
11/30/1993       10,010.00         10,000.00
12/31/1993       10,530.00         10,715.81
01/31/1994       10,830.00         11,606.03
02/28/1994       10,610.00         11,553.24
03/31/1994        9,900.00         11,055.91
04/29/1994        9,980.00         11,503.12
05/31/1994        9,880.00         11,442.61
06/30/1994        9,680.00         11,574.30
07/29/1994        9,920.00         11,701.36
08/31/1994       10,080.00         11,993.23
09/30/1994        9,980.00         11,643.05
10/31/1994        9,990.00         12,009.46
11/30/1994        9,480.00         11,425.73
12/31/1994        9,439.22         11,503.07
01/31/1995        9,068.46         11,048.98
02/28/1995        9,178.69         11,041.24
03/31/1995        9,589.52         11,722.02
04/28/1995        9,950.26         12,154.29
05/31/1995       10,431.24         12,032.30
06/30/1995       10,591.56         11,836.81
07/31/1995       11,393.19         12,553.48
08/31/1995       11,182.77         12,092.39
09/29/1995       11,513.44         12,317.52
10/31/1995       11,713.85         11,994.84
11/30/1995       11,623.66         12,332.82
12/31/1995       11,741.09         12,815.29
01/31/1996       11,901.92         12,890.39
02/29/1996       12,505.06         12,927.87
03/29/1996       12,866.94         13,201.56
04/30/1996       13,319.30         13,591.45
05/31/1996       13,640.97         13,359.28
06/28/1996       13,671.13         13,417.19
07/31/1996       13,088.09         13,024.32
08/30/1996       13,258.98         13,073.70
09/30/1996       13,379.61         13,427.79
10/31/1996       13,691.23         13,338.09
11/29/1996       13,972.70         13,887.99
12/31/1996       14,094.72         13,695.33
01/31/1997       14,307.51         13,268.49
02/28/1997       14,652.03         13,469.56
03/31/1997       14,621.63         13,483.13
04/30/1997       14,256.85         13,565.89
05/30/1997       14,976.28         14,460.37
06/30/1997       15,219.47         15,232.54
07/31/1997       15,158.67         15,512.39
08/29/1997       14,479.77         14,369.86
09/30/1997       15,118.14         15,176.43
10/31/1997       14,439.24         14,031.55
11/28/1997       14,510.17         13,874.54
12/31/1997       14,331.14         14,006.58
01/30/1998       14,698.87         14,603.58
02/27/1998       15,486.88         15,554.51
03/31/1998       16,379.95         16,065.35
04/30/1998       16,831.73         16,190.10
05/29/1998       17,546.19         16,105.87
06/30/1998       17,619.74         16,191.40
07/31/1998       17,682.78         16,297.22
08/31/1998       15,119.14         14,215.87
09/30/1998       14,215.57         13,809.84
10/30/1998       14,835.46         15,247.64
11/30/1998       15,476.37         16,020.12
12/31/1998       16,122.16         16,634.77
01/29/1999       16,651.29         16,637.95
02/26/1999       15,873.80         16,219.35
03/31/1999       16,694.48         16,895.99
04/30/1999       17,504.37         17,620.49
05/28/1999       16,867.26         16,730.39
06/30/1999       17,623.15         17,384.44
07/30/1999       18,325.05         17,884.85
08/31/1999       18,227.87         17,935.68
09/30/1999       18,843.38         18,129.34
10/29/1999       19,707.26         18,829.77
11/30/1999       25,117.31         19,488.24
12/31/1999       30,218.76         21,280.16
01/31/2000       32,076.96         19,987.19
02/29/2000       40,933.04         20,553.80
03/31/2000       34,936.73         21,397.37
04/28/2000       28,413.28         20,287.48
05/31/2000       25,500.78         19,795.91
06/30/2000       27,161.30         20,651.50
07/31/2000       26,080.65         19,862.08
08/31/2000       27,872.95         20,121.49
09/29/2000       26,199.26         19,079.05
10/31/2000       23,708.48         18,559.01
11/30/2000       20,993.67         17,811.21
12/29/2000       21,259.25         18,434.79
01/31/2001       21,124.22         18,468.73
02/28/2001       19,638.93         17,006.06
03/30/2001       17,208.44         15,852.97
04/30/2001       17,883.58         16,955.90
05/31/2001       17,448.49         16,397.76
06/29/2001       16,578.32         15,729.03
07/31/2001       15,243.05         15,452.82
08/31/2001       14,897.98         15,040.16
09/28/2001       12,827.57         13,522.23
10/31/2001       13,412.68         13,853.44
11/30/2001       14,627.93         14,397.95
12/31/2001       14,507.90         14,490.28
01/31/2002       14,717.94         13,753.23
02/28/2002       14,447.89         13,837.09
03/28/2002       15,318.06         14,572.61
04/30/2002       15,243.05         14,658.66
05/31/2002       15,708.14         14,850.75
06/28/2002       15,108.02         14,246.67

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on its inception date of 11/16/93 to a $10,000 investment made in an unmanaged securities index. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from November 30, 1993 through June 30, 2002. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

on ways to increase earnings growth rates. All in all, Japan has become a much more promising place for small-cap investing, though we remain cautious and vigilant.

WHICH STOCKS WERE THE GREATEST
CONTRIBUTORS TO THE FUNDS PERFORMANCE?

Because of our dedication to an intensive research approach, our top performers for the half came from a wide range of countries and market sectors. We were perhaps most pleased with Merloni, Elettrodomestici SPA, an Italian white goods company that is second only to Electrolux (not a Fund holding) in most European markets. The company has garnered a substantial market share

           AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

Class                               Year-to-        1              5          10        Since
(Inception Date)                      Date+        Year          Years       Years    Inception
Class A Shares (12/31/99)
        With sales charge (5.75%)    (1.85%)     (14.21%)           --         --      (25.97%)
        Without sales charge          4.13%       (8.94%)           --         --      (24.19%)
Class B Shares (12/31/99)
        With redemption*             (0.33%)     (13.21%)           --         --      (25.54%)
        Without redemption            3.67%       (9.60%)           --         --      (24.74%)
Class C Shares (12/31/99)
        With redemption**             2.57%      (10.69%)           --         --      (24.83%)
        Without redemption            3.57%       (9.79%)           --         --      (24.83%)
Class F Shares (11/16/93)             4.03%       (8.96%)        (0.17%)       --        4.89%
Class R Shares (12/31/99)             3.66%      (10.80%)           --         --      (24.72%)
Class T Shares (12/31/99)
        With sales charge (4.50%)    (1.61%)     (15.16%)           --         --      (26.43%)
        Without sales charge          3.05%      (11.16%)           --         --      (25.06%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, an expense limit for Class R shares, and adjustments for financial statement purposes. Part of the Funds historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Funds investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   +Total return is not annualized.

in Russia, where a strong appetite for appliances has been driven by the success of the Russian oil industry. Merloni has also been the beneficiary of the "cocooning" theme that we are seeing worldwide: in a time when travel may be dangerous and equities a seemingly poor investment, many people are choosing to stay home and invest in their property.

     Of course, in every trend there are exceptions. We found great opportunity in two British travel companies, ebookers PLC (a comprehensive online travel agency) and lastminute.com PLC (which markets airline, hotel, restaurant, and theater reservations and other gift items to impromptu shoppers).

     We have been attracted to companies that are dedicated to positive restructuring efforts. German apparel company Puma AG Rudolf Dassler Sport 144A has undertaken a very promising transformation geared toward reinventing itself as a lifestyle company, offering high-end products alongside its traditional footwear lines. This sparked strong performance over the half.

WHICH SELECTIONS HINDERED THE
FUNDS PERFORMANCE DURING THE HALF?

As with our positive performers, negative stock stories came from all segments of the market, and their slides were triggered by a wide number of factors. For example, we felt that the U.K.s Eyretel PLC (a software firm

PORTFOLIO COMPOSITION

   18.44% Japan
   11.94% United Kingdom
    9.72% Hong Kong
    8.07% Canada
    4.77% Thailand
    4.56% Italy
    4.10% South Korea
    3.45% Switzerland
    9.20% Cash & Equivalent
   26.75% Other Countries

The Funds portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

that specializes in performance measurement tools for call centers) was fundamentally strong, but it was dragged down along with its peers over concerns that corporate spending on information technology would remain weak.

     Other companies were damaged by deteriorating business opportunities. Phenomedia, a German firm that produces cellular telephone software, has been severely hurt by the unsuccessful rollout of so-called third generation or 3G cellular services in Europe. The company is now on the road to bankruptcy, and is no longer a Fund holding.

     International tensions had a negative effect on markets around the world, but they had a very direct impact on Taro Pharmaceuticals, an Israeli producer of over-the-counter and prescription medications, which we decided to liquidate during the period. While one of its products did take a long time to move through the approval process, the stock did not respond to positive news items throughout the half due to concerns about the ongoing Israeli-Palestinian conflict.

WHATS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

We are optimistic about the prospects for small-capitalization international stocks in the months ahead. Foreign economies often follow Americas lead to some extent; and as the U.S. recovery gains momentum, many countries may benefit. Promising governmental and market reforms in Asia, and the rise of domestic demand in countries such as South Korea and Malaysia, bode well for companies in the region, as does the opening of Chinas market following its acceptance into the World Trade Organization.

     But regardless of the macroeconomic situation, we believe that our growth-focused investment approach will continue to uncover opportunities in small-capitalization international stocks.

/s/ Tracy Stouffer

Tracy Stouffer, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                  MARKET VALUE
-------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-91.4%
AGRICULTURAL PRODUCTS-1.0%
25,620       Hokuto Corporation (JA)............................       $      666,920
12,025       Nutreco Holding NV (NE)............................              409,503
92,500       Sygen International PLC (UK)*......................               70,672
                                                                       --------------
                                                                            1,147,095
                                                                       --------------
AIRLINES-1.0%
3,352,000    China Eastern Airlines Corporation Limited Class H
             (CN)*..............................................              562,986
46,150       Korean Air Company Limited (KR)*...................              609,983
                                                                       --------------
                                                                            1,172,969
                                                                       --------------
APPAREL RETAIL-1.5%
3,590,000    Bossini International Holdings Limited (HK)*.......              257,754
39,600       Chiyoda Company Limited (JA).......................              397,797
89,450       Matalan PLC (UK)...................................              425,433
19,000       Nishimatsuya Chain Company Limited (JA)............              618,241
                                                                       --------------
                                                                            1,699,225
                                                                       --------------
APPAREL, ACCESSORIES & LUXURY GOODS-1.3%
20,900       Gildan Activewear, Inc. (CA)*......................              468,872
718,000      Mainland Headwear Holdings Limited (HK)............              248,548
79,000       Sanyo Shokai Limited (JA)..........................              438,317
5,024,000    Tack Fat Group International Limited (HK)*.........              354,270
                                                                       --------------
                                                                            1,510,007
                                                                       --------------
APPLICATION SOFTWARE-1.2%
140,950      Autonomy Corporation PLC (UK)*.....................              569,386
299,725      Eyretel PLC (UK)*..................................              196,466
 104         Intelligent Wave, Inc. (JA)........................              262,048
2,800        NEC Soft Limited (JA)..............................              301,361
                                                                       --------------
                                                                            1,329,261
                                                                       --------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
-------------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT-3.1%
665,000      APM Automotive Holdings Berhad (MA)................       $      574,015
112,800      Avon Rubber PLC (UK)...............................              287,846
309,000      Cycle & Carriage Limited (SG)......................              829,037
7,027        Hanyil Company Limited (KR)........................              125,591
224,000      MBM Resources Berhad (MA)..........................              306,534
1,847,500    PT Astra Otoparts Tbk (ID)*........................              424,093
47,000       Showa Corporation (JA).............................              392,137
1,043,000    Tong Yang Industry Company Limited (TW)*...........              671,213
                                                                       --------------
                                                                            3,610,466
                                                                       --------------
BANKS-2.4%
369,950      Cassa di Risparmio di Firenze SPA (IT).............              488,882
161,200      Dah Sing Financial Group (HK)......................              785,364
1,752,000    RHB Capital Berhad (MA)............................            1,083,502
95,600       Wing Lung Bank Limited (HK)........................              420,411
                                                                       --------------
                                                                            2,778,159
                                                                       --------------
BREWERS-0.9%
19,550       Carlsberg AS Class B (DE)..........................            1,024,064
                                                                       --------------
BROADCASTING & CABLE TV-0.7%
67,575       BEC World Public Company Limited (TH)..............              390,526
42,700       TV Azteca SA de CV Sponsored ADR (MX)..............              290,787
167,825      Wireless Group PLC (UK)*...........................              191,873
                                                                       --------------
                                                                              873,186
                                                                       --------------
BUILDING PRODUCTS-0.5%
79,900       GranitiFiandre SPA (IT)............................              606,845
                                                                       --------------
CASINOS & GAMING-1.5%
34,075       Intralot SA (GR)...................................              670,394
210,675      Paddy Power PLC (IE)...............................            1,102,793
                                                                       --------------
                                                                            1,773,187
                                                                       --------------
CATALOG RETAIL-0.6%
7,700        Belluna Company Limited (JA).......................              300,661
19,200       Nissen Company Limited (JA)........................              349,219
                                                                       --------------
                                                                              649,880
                                                                       --------------
CLOSED-END FUNDS-0.7%
95,350       Japan Smaller Capitalization Fund, Inc. (JA)*......              761,847
                                                                       --------------
COMMERCIAL PRINTING-0.4%
1,558,000    Next Media Limited (HK)*...........................              419,478
                                                                       --------------
COMPUTER STORAGE & PERIPHERALS-0.7%
161,000      Gigabyte Technology Company Limited (TW)...........              342,154
7,825        Logitech International SA (SZ)*....................              363,856
1,882,000    Proview International Holdings Limited (HK)*.......              164,078
                                                                       --------------
                                                                              870,088
                                                                       --------------


PRODUCING. SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING-2.0%
170,400      Ch. Karnchang Public Company Limited (TH)*.........       $       91,912
1,044,150    Italian-Thai Development Public Company Limited
             (TH)*..............................................              766,859
247,000      Road Builder (M) Holdings Berhad (MA)..............              351,009
235,980      Technical Olympic SA (GR)..........................            1,034,816
                                                                       --------------
                                                                            2,244,596
                                                                       --------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.4%
6,988,000    PT United Tractors Tbk (ID)........................              441,125
                                                                       --------------
CONSTRUCTION MATERIALS-0.6%
686,500      PT Semen Gresik (Persero) (ID).....................              661,860
                                                                       --------------
CONSUMER ELECTRONICS-1.3%
569,000      Kenwood Corporation (JA)*..........................              564,936
766,000      Ngai Lik Industrial Holding Limited (HK)...........              274,985
209,000      Saeco International Group SPA (IT).................              646,094
                                                                       --------------
                                                                            1,486,015
                                                                       --------------
CONSUMER FINANCE-0.6%
145,200      First Active PLC (IE)..............................              688,356
                                                                       --------------
DEPARTMENT STORES-0.8%
21,000       Izumi Company Limited (JA).........................              322,036
114,925      Organizacion Soriana SA de CV (MX)*................              286,599
63,000       Parco Company Limited (JA).........................              313,276
                                                                       --------------
                                                                              921,911
                                                                       --------------
DISTILLERS & VINTNERS-2.0%
29,100       Davide Campari-Milano SPA (IT)*....................              962,815
12,084       Kook Soon Dang Brewery Company Limited (KR)........              434,958
27,175       Remy Cointreau SA (FR).............................              872,284
                                                                       --------------
                                                                            2,270,057
                                                                       --------------
DISTRIBUTORS-0.8%
56,600       Doshisha Company Limited (JA)......................              885,437
                                                                       --------------
DIVERSIFIED COMMERCIAL SERVICES-1.9%
168,100      ebookers PLC (UK)*.................................              730,313
21,750       Flight Centre Limited (AU).........................              332,728
3,475        SGS Societe Generale de Surveillance Holding SA
             (SZ)...............................................            1,109,142
                                                                       --------------
                                                                            2,172,183
                                                                       --------------
DIVERSIFIED FINANCIAL SERVICES-3.4%
1,608,000    Arab-Malaysian Corporation Berhad (MA)*............              554,351
35,500       Diamond Lease Company Limited (JA).................              734,548
94,075       ICAP PLC (UK)......................................            1,197,449
603,375      Kiatnakin Finance Public Company Limited (TH)......              570,269
1,255,000    TA Enterprise Berhad (MA)..........................              257,612
1,122,100    TISCO Financial Public Company Limited (TH)*.......              670,094
                                                                       --------------
                                                                            3,984,323
                                                                       --------------
DIVERSIFIED METALS & MINING-0.6%
550,000      Malaysia Mining Corporation Berhad (MA)............              434,222
2,338,000    PT Aneka Tambang Tbk (ID)..........................              301,886
                                                                       --------------
                                                                              736,108
                                                                       --------------

SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

DRUG RETAIL-0.4%
5,300        Cawachi Limited (JA)...............................       $      468,729
                                                                       --------------
ELECTRIC UTILITIES-0.7%
2,960,000    Shandong International Power Development Company
             Limited Class H (CN)...............................              796,954
                                                                       --------------
ELECTRICAL COMPONENTS & EQUIPMENT-1.3%
4,510        Hankuk Electric Glass Company Limited (KR).........              259,062
14,000       Japan Cash Machine Company Limited (JA)............              232,445
25,100       Leoni AG (GE)......................................              832,948
7,000        Seikoh Giken Company Limited (JA)..................              200,324
                                                                       --------------
                                                                            1,524,779
                                                                       --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-0.6%
6,900        Enplas Corporation (JA)............................              206,097
62,700       Nitto Electric Works Limited (JA)..................              496,971
                                                                       --------------
                                                                              703,068
                                                                       --------------
EMPLOYMENT SERVICES-0.5%
 182         Goodwill Group, Inc. (JA)..........................              621,061
                                                                       --------------
ENVIRONMENTAL SERVICES-0.2%
27,970       Woongjin Coway Company Limited (KR)................              220,884
                                                                       --------------
FOOD RETAIL-1.2%
28,600       C & S Company Limited (JA).........................              682,452
9,900        C Two-Network Company Limited (JA).................              312,224
29,400       Ministop Company Limited (JA)......................              443,247
                                                                       --------------
                                                                            1,437,923
                                                                       --------------
FOOTWEAR-1.1%
401,000      Asics Corporation (JA)*............................              404,827
992,000      Kingmaker Footwear Holdings Limited (HK)...........              324,320
7,600        Puma AG Rudolf Dassler Sport 144A (GE)+............              552,454
                                                                       --------------
                                                                            1,281,601
                                                                       --------------
GENERAL MERCHANDISE STORES-1.1%
6,400        Don Quijote Company Limited (JA)...................              616,206
27,500       Ryohin Keikaku Company Limited (JA)................              688,325
                                                                       --------------
                                                                            1,304,531
                                                                       --------------
GOLD-3.4%
32,900       Agnico-Eagle Mines Limited (CA)....................              478,066
761,900      Eldorado Gold Corporation (CA)*....................              606,154
212,675      Kinross Gold Corporation (CA)*.....................              475,439
53,025       Meridian Gold, Inc. (CA)*..........................              861,146
81,500       Newcrest Mining Limited (AU).......................              346,809
96,400       Randgold & Exploration Company Limited ADR (SA)*...              535,984
503,150      Wheaton River Minerals Limited (CA)*...............              486,311
                                                                       --------------
                                                                            3,789,909
                                                                       --------------


RESALE.       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

HEALTHCARE DISTRIBUTORS & SERVICES-1.3%
106,000      Capio AB (SW)*.....................................       $      899,654
43,200       N.I.C. Corporation (JA)............................              598,317
                                                                       --------------
                                                                            1,497,971
                                                                       --------------
HEALTHCARE EQUIPMENT-1.5%
121,900      Elekta AB Class B (SW)*............................            1,366,205
16,400       Getinge AB Class B (SW)............................              321,212
                                                                       --------------
                                                                            1,687,417
                                                                       --------------
HEALTHCARE FACILITIES-0.5%
549,875      NHP PLC (UK)*......................................              634,955
                                                                       --------------
HEALTHCARE SUPPLIES-1.1%
36,000       Nipro Corporation (JA).............................              588,406
9,900        Nobel Biocare AB (SZ)..............................              663,576
                                                                       --------------
                                                                            1,251,982
                                                                       --------------
HEAVY ELECTRICAL EQUIPMENT-0.5%
13,929       Eneserve Corporation (JA)..........................              626,395
                                                                       --------------
HIGHWAYS & RAILTRACKS-0.4%
3,414,000    PT Citra Marga Nusaphala Persada Tbk (ID)..........              150,859
116,000      Transurban Group (AU)..............................              273,508
                                                                       --------------
                                                                              424,367
                                                                       --------------
HOME FURNISHINGS-1.5%
36,275       Dorel Industries, Inc. Class B (CA)*...............              900,376
22,100       Ekornes ASA (NW)...................................              278,312
47,320       Nien Made Enterprise Company Limited (TW)*.........               78,610
12,600       Nitori Company Limited (JA)........................              507,759
                                                                       --------------
                                                                            1,765,057
                                                                       --------------
HOME IMPROVEMENT RETAIL-0.2%
6,600        Komeri Company Limited (JA)........................              192,180
                                                                       --------------
HOMEBUILDING-0.2%
20,775       Berkeley Group PLC (UK)............................              232,769
                                                                       --------------
HOTELS, RESORTS & CRUISE LINES-2.6%
580,300      Arena Leisure PLC (UK)*............................              247,689
111,500      De Vere Group PLC (UK).............................              598,293
319,000      First Choice Holidays PLC (UK).....................              510,595
1,103,500    Hongkong and Shanghai Hotels Limited (HK)..........              512,864
112,125      Hyatt Regency Hotels and Tourism SA (GR)...........              717,600
518,000      Shangri-La Asia Limited (HK).......................              431,683
                                                                       --------------
                                                                            3,018,724
                                                                       --------------
HOUSEHOLD APPLIANCES-1.3%
90,125       De'Longhi SPA (IT).................................              485,117
98,250       Merloni Elettrodomestici SPA (IT)..................            1,074,200
                                                                       --------------
                                                                            1,559,317
                                                                       --------------
HOUSEHOLD PRODUCTS-0.5%
2,100,000    Global Green Tech Group Limited (HK)...............              527,713
                                                                       --------------

SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-0.2%
149,000      Shanghai Industrial Holdings Limited (HK)..........       $      287,505
                                                                       --------------
INDUSTRIAL MACHINERY-2.6%
102,675      Babcock International Group PLC (UK)...............              187,820
1,610,000    Fong's Industries Company Limited (HK).............              253,894
7,925        Jenoptik AG (GE)...................................              149,890
364,000      Kawasaki Heavy Industries Limited (JA)*............              464,657
1,100        Rieter Holding AG (SZ).............................              258,702
19,050       SABAF SPA (IT).....................................              279,400
31,700       Saurer AG (SZ)*....................................              937,240
12,800       Shima Seiki Manufacturing Limited (JA).............              294,753
67,000       Toshiba Tungaloy Company Limited (JA)..............              171,055
                                                                       --------------
                                                                            2,997,411
                                                                       --------------
INTEGRATED OIL & GAS-0.3%
51,475       Enagas 144A (SP)*+.................................              324,356
                                                                       --------------
INTERNET RETAIL-0.2%
2,420        LG Home Shopping, Inc. (KR)........................              265,545
                                                                       --------------
INTERNET SOFTWARE & SERVICES-0.4%
14,300       AsiaInfo Holdings, Inc. ADR (CN)*..................              189,475
14,475       Open Text Corporation ADR (CA)*....................              283,855
                                                                       --------------
                                                                              473,330
                                                                       --------------
LEISURE FACILITIES-0.3%
 204         Round One Corporation (JA)*........................              302,963
                                                                       --------------
LEISURE PRODUCTS-2.6%
1,962,000    Dream International Limited (HK)...................              442,725
898,000      Kin Yat Holdings Limited (HK)......................              224,509
752,175      lastminute.com PLC (UK)*...........................            1,080,334
10,000       Mars Engineering Corporation (JA)..................              308,704
8,350        Mega Bloks, Inc. (CA)*.............................              107,882
62,650       Mega Bloks, Inc. 144A (CA)*+.......................              809,437
145,825      Warthog PLC (UK)*..................................               66,688
                                                                       --------------
                                                                            3,040,279
                                                                       --------------
MARINE-0.5%
91,400       Golar LNG Limited (NW)*............................              560,288
                                                                       --------------
MARINE PORTS & SERVICES-1.1%
1,600,000    Cosco Pacific Limited (HK).........................            1,271,844
                                                                       --------------
MOVIES & ENTERTAINMENT-1.5%
354,125      HIT Entertainment PLC 144A (UK)+...................            1,450,779
36,490       Plenus Entertainment, Inc. (KR)....................              323,052
                                                                       --------------
                                                                            1,773,831
                                                                       --------------


RESALE.       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

MULTI-SECTOR HOLDINGS-0.6%
3,992,000    First Pacific Company Limited (HK).................       $      747,249
                                                                       --------------
OFFICE SERVICES & SUPPLIES-0.5%
32,000       Kokuyo Company Limited (JA)........................              337,204
5,830        Sindo Ricoh Company Limited (KR)...................              284,967
                                                                       --------------
                                                                              622,171
                                                                       --------------
OIL & GAS EQUIPMENT & SERVICES-3.1%
51,375       CHC Helicopter Corporation Class A (CA)............            1,165,387
62,370       Hellenic Petroleum SA (GR).........................              380,688
64,725       Hydralift ASA (NW).................................              483,022
375,900      John Wood Group PLC 144A (UK)*+....................            1,203,338
30,025       Tesco Corporation (CA)*............................              332,646
                                                                       --------------
                                                                            3,565,081
                                                                       --------------
OIL & GAS EXPLORATION & PRODUCTION-0.7%
307,725      Canadian 88 Energy Corporation (CA)*...............              552,363
80,175       Compton Petroleum Corporation (CA)*................              208,226
                                                                       --------------
                                                                              760,589
                                                                       --------------
PACKAGED FOODS & MEATS-5.6%
1,275        Bonduelle SCA (FR).................................               88,148
1,430,000    Cofco International Limited (HK)...................              435,433
59,800       CoolBrands International, Inc. (CA)*...............              281,130
52,000       Cranswick PLC (UK).................................              788,720
28,650       CSM NV (NE)........................................              688,449
33,000       Fuji Oil Company Limited (JA)......................              330,121
  75         Lindt & Spruengli AG (SZ)..........................              473,727
695,000      People's Food Holdings Limited (CN)*...............              495,670
2,822,500    PT Indofood Sukses Makmur Tbk (ID).................              348,248
12,350       Pulmuone Company Limited (KR)......................              323,390
20,900       Taisei Lamick Company Limited (JA).................              636,472
2,478,000    Tingyi (Cayman Islands) Holding Corporation (HK)...              754,548
1,103,000    United Food Holdings Limited (SG)..................              427,665
48,600       Viscofan, Industria Navarra de Envolturas
             Celulosicas SA (SP)................................              374,400
                                                                       --------------
                                                                            6,446,121
                                                                       --------------
PAPER PACKAGING-0.3%
7,800        Huhtamaki Oyj (FI).................................              354,293
                                                                       --------------
PAPER PRODUCTS-2.8%
132,000      Hokuetsu Paper Mills Limited (JA)..................              833,700
121,500      M-Real Oyj Class B (FI)............................            1,174,800
133,950      Norske Skog Canada Limited (CA)*...................              651,739
107,380      Shinmoorim Paper Manufacturing Company Limited
             (KR)*..............................................              569,498
                                                                       --------------
                                                                            3,229,737
                                                                       --------------


SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

PHARMACEUTICALS-1.0%
10,650       Angiotech Pharmaceuricals, Inc. (CA)*..............       $      396,968
1,012,000    Far East Pharmaceutical Technology Company Limited
             (HK)...............................................              308,153
10,300       Pliva dd GDR 144A (CR)+............................              151,822
7,148,500    PT Kalbe Farma Tbk (ID)*...........................              336,392
                                                                       --------------
                                                                            1,193,335
                                                                       --------------
PRECIOUS METALS & MINERALS-0.2%
88,250       Aur Resources, Inc. (CA)*..........................              271,556
                                                                       --------------
PUBLISHING-0.6%
109,950      Arnoldo Mondadori Editore SPA (IT).................              728,656
                                                                       --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-3.5%
1,441,175    Asian Property Development Public Company Limited
             (TH)*..............................................            1,570,708
2,385,000    Hemaraj Land and Development Public Company Limited
             (TH)*..............................................              364,682
351,000      Hopewell Holdings Limited (HK).....................              238,509
297,500      Kerry Properties Limited (HK)......................              312,768
51,000       Leopalace21 Corporation (JA)*......................              361,684
147,275      Marylebone Warwick Balfour Group PLC (UK)..........              208,789
1,740,000    Midland Realty Holdings Limited (HK)...............              162,852
3,744,000    Shanghai Real Estates Limited (HK).................              595,223
581,300      Supalai Public Company Limited (TH)*...............              265,954
                                                                       --------------
                                                                            4,081,169
                                                                       --------------
RESTAURANTS-2.0%
10,100       Buffalo Grill SA (FR)..............................              161,201
51,125       Enterprise Inns PLC (UK)...........................              399,024
12,100       Plenus Company Limited (JA)........................              498,715
409,475      SFI Group PLC (UK).................................            1,223,431
                                                                       --------------
                                                                            2,282,371
                                                                       --------------
SEMICONDUCTOR EQUIPMENT-0.6%
 184         Kubotek Corporation (JA)...........................              549,592
5,200        SEZ Holding AG (SZ)................................              190,431
                                                                       --------------
                                                                              740,023
                                                                       --------------
SOFT DRINKS-0.7%
21,800       Coca-Cola West Japan Company Limited (JA)..........              407,422
 530         Lotte Chilsung Beverage Company Limited (KR).......              365,681
                                                                       --------------
                                                                              773,103
                                                                       --------------
SPECIALTY CHEMICALS-1.8%
43,400       Auriga Industries AS Class B (DE)..................              438,518
128,000      Nippon Shokubai Company Limited (JA)...............              642,904
2,160,750    Thai Film Industries Public Company Limited
             (TH)*..............................................              312,182
140,800      Yule Catto & Company PLC (UK)......................              647,122
                                                                       --------------
                                                                            2,040,726
                                                                       --------------
SPECIALTY STORES-0.1%
1,256,000    Water Oasis Group Limited (HK).....................              152,980
                                                                       --------------

RESALE.       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-0.8%
57,790       Pantech Company Limited (KR)*......................       $      490,006
22,243       You Eal Electronics Company Limited (KR)*..........              468,727
                                                                       --------------
                                                                              958,733
                                                                       --------------
TEXTILES-0.3%
392,000      Texwinca Holdings Limited (HK).....................              336,731
                                                                       --------------
TOBACCO-1.2%
166,000      Swedish Match AB (SW)..............................            1,372,767
                                                                       --------------
TRUCKING-0.3%
12,600       Norbert Dentressangle (FR).........................              337,867
                                                                       --------------
WATER UTILITIES-0.6%
97,000       Kelda Group PLC (UK)...............................              631,387
                                                                       --------------
WIRELESS TELECOMMUNICATION SERVICES-0.4%
1,515,600    Shin Corporation Public Company Limited (TH)*......              510,935
                                                                       --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$105,262,716).............................................          105,720,946
                                                                       --------------
PREFERRED STOCKS (FOREIGN)-0.4%
APPAREL, ACCESSORIES & LUXURY GOODS-0.4%
25,882       Escada AG Preferred (GE)...........................              472,906
                                                                       --------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$559,217).................................................              472,906
                                                                       --------------
RIGHTS AND WARRANTS-0.0%
HEALTHCARE FACILITIES-0.0%
206,203      NHP PLC Nil Paid Rights (UK)*......................               40,863
                                                                       --------------
BUILDING PRODUCTS-0.0%
818,325      Home Product Center Public Company Limited Warrants
             (TH)*..............................................                    2
                                                                       --------------
TOTAL RIGHTS AND WARRANTS
(COST-$167,475).................................................               40,865
                                                                       --------------

PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST
----------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-6.5%
AIR FREIGHT & LOGISTICS-4.8%
5,5$00,000      United Parcel Service, Inc. 1.88% 7/1/02...........       $    5,500,000
                                                                          --------------
ELECTRIC UTILITIES-1.7%
2,000,000       Duke Energy Corporation 1.95% 7/1/02...............            2,000,000
                                                                          --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$7,500,000)........................................            7,500,000
                                                                          --------------
TOTAL INVESTMENTS-98.3%
(TOTAL COST-$113,489,408)..........................................          113,734,717
OTHER ASSETS AND LIABILITIES-1.7%..................................            1,982,919
                                                                          --------------
NET ASSETS-100.0%..................................................       $  115,717,636
                                                                          ==============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.
   18

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost...........................    $113,489,408
                                                             ------------
Investment securities, at market.........................     113,734,717
Cash.....................................................         319,778
Foreign currency (cost $163,025).........................         166,841
Receivables:
  Investment securities sold.............................       4,035,324
  Capital shares sold....................................       1,470,966
  Dividends..............................................         289,338
  From transfer agent....................................          52,415
Other assets.............................................          43,669
                                                             ------------
    Total Assets.........................................     120,113,048
                                                             ------------

LIABILITIES
Payables:
  Investment securities purchased........................       3,615,543
  Capital shares redeemed................................         479,602
  Advisory fees..........................................          96,993
  Shareholder servicing fees.............................          15,648
  Accounting fees........................................           9,699
  Distribution fees......................................          44,677
  Other..................................................         133,250
                                                             ------------
    Total Liabilities....................................       4,395,412
                                                             ------------
Net Assets...............................................    $115,717,636
                                                             ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (UNAUDITED) (CONTINUED)

Net Assets--Class A.........................................    $14,082,171
Shares Outstanding--Class A.................................      1,397,300
Net Asset Value, Redemption Price Per Share.................    $     10.08
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................    $     10.69

Net Assets--Class B.........................................    $18,556,539
Shares Outstanding--Class B.................................      1,876,978
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      9.89

Net Assets--Class C.........................................    $ 7,788,840
Shares Outstanding--Class C.................................        789,629
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      9.86

Net Assets--Class F.........................................    $74,719,353
Shares Outstanding--Class F.................................      7,424,407
Net Asset Value, Offering and Redemption Price Per Share....    $     10.06

Net Assets--Class R.........................................    $    78,478
Shares Outstanding--Class R.................................          7,919
Net Asset Value, Offering and Redemption Price Per Share....    $      9.91

Net Assets--Class T.........................................    $   492,255
Shares Outstanding--Class T.................................         50,286
Net Asset Value, Redemption Price Per Share.................    $      9.79
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................    $     10.25

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends..............................................    $  1,257,068
  Interest...............................................          16,868
  Foreign taxes withheld.................................        (129,658)
                                                             ------------
    Total Investment Income..............................       1,144,278
                                                             ------------
Expenses:
  Advisory fees--Note 2..................................         598,847
  Shareholder servicing fees--Note 2.....................         100,858
  Accounting fees--Note 2................................          23,214
  Distribution fees--Note 2..............................         201,815
  Transfer agency fees--Note 2...........................          76,002
  Registration fees--Note 2..............................          34,503
  Postage and mailing expenses...........................          30,501
  Custodian fees and expenses--Note 2....................         230,184
  Printing expenses......................................          40,452
  Legal and audit fees...................................          11,791
  Directors' fees and expenses...........................           8,876
  Line of Credit expenses................................           5,413
  Other expenses.........................................          69,168
                                                             ------------
    Total Expenses.......................................       1,431,624
    Earnings Credits.....................................          (2,080)
    Reimbursed Expenses..................................            (942)
                                                             ------------
    Net Expenses.........................................       1,428,602
                                                             ------------
  Net Investment (Loss)..................................        (284,324)
                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain from Security Transactions.............       4,685,131
Net Realized (Loss) from Foreign Currency Transactions...        (278,222)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions............       1,003,180
                                                             ------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions........       5,410,089
                                                             ------------
Net Increase in Net Assets Resulting from Operations.....    $  5,125,765
                                                             ============

Purchases of long-term securities........................    $291,068,262
Proceeds from sales of long-term securities..............    $314,078,992

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                       SIX MONTHS         YEAR
                                                         ENDED            ENDED
                                                        6/30/02         12/31/01
                                                      ------------    -------------
OPERATIONS
Net Investment (Loss).............................    $   (284,324)   $    (834,574)
Net Realized Gain (Loss) from Security
  Transactions....................................       4,685,131      (71,375,941)
Net Realized (Loss) from Foreign Currency
  Transactions....................................        (278,222)        (790,060)
Net Change in Unrealized
  Appreciation/Depreciation.......................       1,003,180       (6,365,780)
                                                      ------------    -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations...............................       5,125,765      (79,366,355)
                                                      ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions
  and Foreign Currency Transactions
  Class A.........................................               0                0
  Class B.........................................               0                0
  Class C.........................................               0                0
  Class F.........................................               0                0
  Class R.........................................               0                0
  Class T.........................................               0                0
                                                      ------------    -------------
Net (Decrease) from Dividends and Distributions...               0                0
                                                      ------------    -------------

                                                  SIX MONTHS          YEAR
                                                     ENDED            ENDED
                                                    6/30/02         12/31/01
                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................    $  26,740,387    $  85,010,060
  Class B....................................          300,682        3,545,519
  Class C....................................        4,421,976        5,455,210
  Class F....................................       45,447,152      134,494,356
  Class R....................................        2,978,400          805,807
  Class T....................................        3,534,706        1,031,539
Reinvested dividends and distributions
  Class A....................................                0                0
  Class B....................................                0                0
  Class C....................................                0                0
  Class F....................................                0                0
  Class R....................................                0                0
  Class T....................................                0                0
                                                 -------------    -------------
                                                    83,423,303      230,342,491
Cost of Shares Redeemed
  Class A....................................      (27,408,895)     (97,617,825)
  Class B....................................       (2,125,212)      (7,604,692)
  Class C....................................       (5,919,794)      (9,045,951)
  Class F....................................      (52,580,404)    (185,615,837)
  Class R....................................       (2,977,484)        (610,592)
  Class T....................................       (3,630,027)      (1,094,493)
                                                 -------------    -------------
                                                   (94,641,816)    (301,589,390)
                                                 -------------    -------------
Net (Decrease) from Capital Share
  Transactions...............................      (11,218,513)     (71,246,899)
                                                 -------------    -------------
Net (Decrease) in Net Assets.................       (6,092,748)    (150,613,254)
NET ASSETS
  Beginning of period........................    $ 121,810,384    $ 272,423,638
                                                 -------------    -------------
  End of period..............................    $ 115,717,636    $ 121,810,384
                                                 =============    =============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)......    $ 301,205,161    $ 312,423,674
Accumulated undistributed net investment
  (loss).....................................         (587,594)        (303,270)
Accumulated undistributed net realized (loss)
  from security transactions.................     (185,162,140)    (189,569,049)
Unrealized appreciation (depreciation) on
  investments and foreign currency
  transactions...............................          262,209         (740,971)
                                                 -------------    -------------
Total........................................    $ 115,717,636    $ 121,810,384
                                                 =============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS         YEAR ENDED
                                                 ENDED           DECEMBER 31,
                                                JUNE 30,     --------------------
                                                  2002         2001        2000
                                               ----------    --------    --------
CLASS A SHARES
Net Asset Value, beginning of period.......     $  9.68      $ 14.18     $ 22.93
Income from investment operations:
    Net investment (loss)..................       (0.02)       (0.14)      (0.13)
    Net gain (loss) on securities (both
      realized
      and unrealized)......................        0.42        (4.36)      (6.65)
                                                -------      -------     -------
        Total from investment operations...        0.40        (4.50)      (6.78)
Less distributions:
    From net investment income.............        0.00         0.00        0.00
    From net realized gains................        0.00         0.00       (1.97)
                                                -------      -------     -------
        Total distributions................        0.00         0.00       (1.97)
Net Asset Value, end of period.............     $ 10.08      $  9.68     $ 14.18
                                                =======      =======     =======
Total Return/Ratios
    Total return*..........................        4.13%      (31.74%)    (29.61%)
    Net assets, end of period (000s).......     $14,082      $14,033     $36,353
    Net expenses to average net assets#....        2.17%**      1.87%       1.59%
    Gross expenses to average net
      assets#..............................        2.17%**      1.88%       1.61%
    Net investment (loss) to average net
      assets...............................       (0.27%)**    (0.26%)     (0.80%)
    Portfolio turnover rate@...............         652%         704%        535%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS         YEAR ENDED
                                                 ENDED           DECEMBER 31,
                                                JUNE 30,     --------------------
                                                  2002         2001        2000
                                               ----------    --------    --------
CLASS B SHARES
Net Asset Value, beginning of period.......     $  9.54      $ 14.08     $ 22.93
Income from investment operations:
    Net investment (loss)..................       (0.10)       (0.18)      (0.23)
    Net gain (loss) on securities (both
      realized
      and unrealized)......................        0.45        (4.36)      (6.65)
                                                -------      -------     -------
        Total from investment operations...        0.35        (4.54)      (6.88)
Less distributions:
    From net investment income.............        0.00         0.00        0.00
    From net realized gains................        0.00         0.00       (1.97)
                                                -------      -------     -------
        Total distributions................        0.00         0.00       (1.97)
Net Asset Value, end of period.............     $  9.89      $  9.54     $ 14.08
                                                =======      =======     =======
Total Return/Ratios
    Total return*..........................        3.67%      (32.24%)    (30.05%)
    Net assets, end of period (000s).......     $18,557      $19,661     $35,000
    Net expenses to average net assets#....        3.05%**      2.64%       2.35%
    Gross expenses to average net
      assets#..............................        3.05%**      2.66%       2.38%
    Net investment (loss) to average net
      assets...............................       (1.13%)**    (1.06%)     (1.50%)
    Portfolio turnover rate@...............         652%         704%        535%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS         YEAR ENDED
                                                 ENDED           DECEMBER 31,
                                                JUNE 30,     --------------------
                                                  2002         2001        2000
                                               ----------    --------    --------
CLASS C SHARES
Net Asset Value, beginning of period.......     $  9.52      $ 14.06     $ 22.93
Income from investment operations:
    Net investment (loss)..................       (0.14)       (0.22)      (0.21)
    Net gain (loss) on securities (both
      realized
      and unrealized)......................        0.48        (4.32)      (6.69)
                                                -------      -------     -------
        Total from investment operations...        0.34        (4.54)      (6.90)
Less distributions:
    From net investment income.............        0.00         0.00        0.00
    From net realized gains................        0.00         0.00       (1.97)
                                                -------      -------     -------
        Total distributions................        0.00         0.00       (1.97)
Net Asset Value, end of period.............     $  9.86      $  9.52     $ 14.06
                                                =======      =======     =======
Total Return/Ratios
    Total return*..........................        3.57%      (32.29%)    (30.13%)
    Net assets, end of period (000s).......     $ 7,789      $ 8,928     $17,925
    Net expenses to average net assets#....        2.98%**      2.65%       2.35%
    Gross expenses to average net
      assets#..............................        2.99%**      2.67%       2.38%
    Net investment (loss) to average net
      assets...............................       (1.07%)**    (1.08%)     (1.50%)
    Portfolio turnover rate@...............         652%         704%        535%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                 SIX MONTHS
                                   ENDED                    YEAR ENDED DECEMBER 31,
                                  JUNE 30,    ----------------------------------------------------
                                    2002        2001       2000       1999       1998       1997
                                 ----------   --------   --------   --------   --------   --------
CLASS F SHARES
Net Asset Value, beginning of
  period.......................   $  9.67     $ 14.17    $  22.93   $  14.93   $  13.64   $  13.91
Income from investment
  operations:
    Net investment income
      (loss)...................     (0.06)      (0.22)      (0.19)     (0.11)      0.00       0.02
    Net gain (loss) on
      securities (both realized
      and unrealized)..........      0.45       (4.28)      (6.60)     12.94       1.68       0.22
                                  -------     -------    --------   --------   --------   --------
        Total from investment
          operations...........      0.39       (4.50)      (6.79)     12.83       1.68       0.24
Less distributions:
    From net investment
      income...................      0.00        0.00        0.00       0.00      (0.01)     (0.03)
    From net realized gains....      0.00        0.00       (1.97)     (4.83)     (0.38)     (0.48)
                                  -------     -------    --------   --------   --------   --------
        Total distributions....      0.00        0.00       (1.97)     (4.83)     (0.39)     (0.51)
    Net Asset Value, end of
      period...................   $ 10.06     $  9.67    $  14.17   $  22.93   $  14.93   $  13.64
                                  =======     =======    ========   ========   ========   ========
Total Return/Ratios
    Total return...............      4.03%     (31.76%)    (29.65%)    87.44%     12.50%      1.70%
    Net assets, end of period
      (000s)...................   $74,719     $78,574    $182,036   $261,437   $124,572   $122,646
    Net expenses to average net
      assets#..................      2.17%**     1.90%       1.59%      1.63%      1.52%      1.53%
    Gross expenses to average
      net assets#..............      2.17%**     1.92%       1.61%      1.64%      1.54%      1.55%
    Net investment income
      (loss) to average net
      assets...................     (0.26%)**   (0.30%)     (0.88%)    (0.91%)     0.09%      0.20%
    Portfolio turnover rate@...       652%        704%        535%       330%        34%        51%

**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                SIX MONTHS         YEAR ENDED
                                                  ENDED           DECEMBER 31,
                                                 JUNE 30,     --------------------
                                                   2002         2001        2000
                                                ----------    --------    --------
CLASS R SHARES
Net Asset Value, beginning of period........      $ 9.56      $ 14.22     $ 22.93
Income from investment operations:
    Net investment (loss)...................       (0.16)       (0.17)      (0.09)
    Net gain (loss) on securities (both
     realized and unrealized)...............        0.51        (4.49)      (6.65)
                                                  ------      -------     -------
       Total from investment operations.....        0.35        (4.66)      (6.74)
Less distributions:
    From net investment income..............        0.00         0.00        0.00
    From net realized gains.................        0.00         0.00       (1.97)
                                                  ------      -------     -------
       Total distributions..................        0.00         0.00       (1.97)
Net Asset Value, end of period..............      $ 9.91      $  9.56     $ 14.22
                                                  ======      =======     =======
Total Return/Ratios
    Total return............................        3.66%      (32.77%)    (29.44%)
    Net assets, end of period (000s)........      $   78      $    76     $   241
    Net expenses to average net assets#,
     +......................................        3.28%**      1.84%       1.31%
    Gross expenses to average net assets#,
     +......................................        3.33%**      1.86%       1.33%
    Net investment (loss) to average net
     assets, +..............................       (1.28%)**    (0.08%)     (0.55%)
    Portfolio turnover rate@................         652%         704%        535%

**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002, and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 4.24% (2002) and 2.76% (2001). The gross expense ratios would have been 4.29% (2002) and 2.78% (2001). The net investment (loss) ratios would have been (2.24%)
     (2002) and (1.00%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                SIX MONTHS         YEAR ENDED
                                                  ENDED           DECEMBER 31,
                                                 JUNE 30,     --------------------
                                                   2002         2001        2000
                                                ----------    --------    --------
CLASS T SHARES
Net Asset Value, beginning of period........      $ 9.50      $ 14.14     $ 22.93
Income from investment operations:
    Net investment (loss)...................       (0.25)       (0.22)      (0.16)
    Net gain (loss) on securities (both
      realized and unrealized)..............        0.54        (4.42)      (6.66)
                                                  ------      -------     -------
        Total from investment operations....        0.29        (4.64)      (6.82)
Less distributions:
    From net investment income..............        0.00         0.00        0.00
    From net realized gains.................        0.00         0.00       (1.97)
                                                  ------      -------     -------
        Total distributions.................        0.00         0.00       (1.97)
Net Asset Value, end of period..............      $ 9.79      $  9.50     $ 14.14
                                                  ======      =======     =======
Total Return/Ratios
    Total return*...........................        3.05%      (32.82%)    (29.79%)
    Net assets, end of period (000s)........      $  492      $   538     $   869
    Net expenses to average net assets#.....        4.47%**      3.14%       1.84%
    Gross expenses to average net assets#...        4.47%**      3.16%       1.87%
    Net investment (loss) to average net
      assets................................       (2.86%)**    (1.60%)     (1.00%)
    Portfolio turnover rate@................         652%         704%        535%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A,
Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2002 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets,

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $136,494 during the six months ended June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $39,435 pursuant to this transfer agency agreement. State Street Bank and Trust ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $17,861, $24,324, $10,782, and $872, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all

Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $72,972, $32,344, $95,627, and $872, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $3,501, $11,063, $2,706, $12,921, $1,425, and $2,887, respectively, for state registration fees. During the six months ended June 30, 2002, Class R shares were reimbursed $942, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 and 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................         $          0
Accumulated Capital Losses........................         $187,842,797
Post-October Capital Loss Deferral................         $          0
Post-October Currency Loss Deferral...............         $     67,050
Federal Tax Cost..................................         $113,532,914
Unrealized Appreciation...........................         $  6,280,699
Unrealized (Depreciation).........................         $ (6,078,896)
Net Appreciation..................................         $    201,803

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                         SIX MONTHS        YEAR
                                                            ENDED          ENDED
                                                           6/30/02       12/31/01
                                                         -----------    -----------
CLASS A
      Shares sold....................................      2,665,223      7,835,388
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................     (2,716,980)    (8,949,882)
      NET (DECREASE) IN SHARES OUTSTANDING...........        (51,757)    (1,114,494)
CLASS B
      Shares sold....................................         30,931        275,907
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................       (214,150)      (701,640)
      NET (DECREASE) IN SHARES OUTSTANDING...........       (183,219)      (425,733)
CLASS C
      Shares sold....................................        449,773        499,926
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................       (597,576)      (837,777)
      NET (DECREASE) IN SHARES OUTSTANDING...........       (147,803)      (337,851)
CLASS F
      Shares sold....................................      4,530,366     12,306,091
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................     (5,229,798)   (17,033,169)
      NET (DECREASE) IN SHARES OUTSTANDING...........       (699,432)    (4,727,078)
CLASS R
      Shares sold....................................        295,388         57,835
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................       (295,388)       (66,841)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING..................................              0         (9,006)
CLASS T
      Shares sold....................................        368,128         99,814
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................       (374,492)      (104,598)
      NET (DECREASE) IN SHARES OUTSTANDING...........         (6,364)        (4,784)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2002, there were no such borrowings.

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

DREYFUS FOUNDERS PASSPORT FUND
P.O. Box 173655
Denver, CO 80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
FOUNDERS ASSET MANAGEMENT LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO 80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO 64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Additional information about the
Fund and its directors is available in
the Funds Statement of Additional
Information, which can be obtained
free of charge by contacting the Fund.
  This report is authorized for
distribution to prospective investors
only if preceded or accompanied by a
current prospectus, which contains
more complete information including
charges, expenses, and share classes.
Please read the prospectus carefully
before you invest or send money.
Date of first use: August 21, 2002
     (C) 2002, Founders Asset
   Management LLC, Broker-Dealer.
                         A-636-PAS-02

        Dreyfus Founders
        Passport Fund




        SEMIANNUAL REPORT       June 30, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                      3

Statement of Investments                10

Statement of Assets and Liabilities     19

Statement of Operations                 21

Statements of Changes in Net Assets     22

Financial Highlights                    24

Notes to Financial Statements           30

Your Board Representatives              37

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? Its a simple, reliable process: when new documents such as this Semiannual Report are available, well send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

The views expressed herein are current to the date of this report. The views and the composition of the Funds portfolio are subject to change at any time based on market and other conditions. The Funds percentage holdings as of June 30, 2002 are included in the Statement of Investments.

  NOT FDIC-INSURED    NOT BANK-GUARANTEED    MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF TRACY STOUFFER, CFA]

A DISCUSSION WITH PORTFOLIO MANAGER
TRACY STOUFFER, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS
BENCHMARKS IN THE SIX MONTHS ENDED JUNE 30?

Much of the international marketplace was impacted by the same concerns that weighed on domestic investors: a worldwide economic slowdown, accounting scandals at high-profile companies, and tensions in the Middle East. At the same time, however, many overseas economies were less directly affected by these dynamics than was the U.S. As a result, international equities (in both large- and small-capitalization ranges) generally outperformed domestic stocks during the half.

     For the period, the Dreyfus Founders Passport Fund was competitive with its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, which returned -1.68% for the six months ended June 30, 2002. The Fund underperformed the MSCI World ex U.S. Small-Cap Index, which posted a 10.13% return for the half. (See page 6 and 7 for the Funds total returns and for a description of the MSCI World ex U.S. Index).

[SIDENOTE]

"WE HAVE SEEN IMPRESSIVE
PROGRESS FROM MANY COUNTRIES
IN THE ASIAN REGION IN ADDRESSING
STRUCTURAL PROBLEMS IN THEIR
ECONOMIES, AND MORE STRONG
COMPANIES ARE EMERGING THERE."

--------------------------------------------------------------------------------
The Morgan Stanley Capital International (MSCI) World ex U.S. Small-Cap Index is an average of the performance of selected foreign small-capitalization securities. Total return figures assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund.

PERFORMANCE HIGHLIGHTS

- Investors during the half began to focus on the positive aspects of small international companies, and it became easier to find high-quality companies at attractive valuations.

- The Fund recorded positive performance from gold mining stocks in the portfolio, which rose in response to the dollars weakness.

- The portfolio also benefited from several stocks that have benefited from the "cocooning" theme that we are seeing worldwide:in a time when travel may be dangerous and equities a seemingly poor investment, many people are choosing to stay home and invest in their property.

- Economic growth in numerous Asian countries is being driven by strong domestic consumption, creating new investment opportunities for the Fund.

WHAT BROAD MARKET FACTORS MOST IMPACTED
YOUR ASSET CLASS DURING THE PERIOD?

Growth stocks in the international small-capitalization asset class have long been out of favor, as they have in the U.S. Yet investors during the half began to focus on the positive aspects of these companies. For example, they generally have uncomplicated financial structures and are therefore perceived to be less prone to the accounting improprieties that have plagued larger companies. These stocks have been devalued by the market over the past two years, and it has therefore been easier to find high-quality companies at attractive valuations.

     Exchange rates also played a role, albeit a relatively smaller one, in the Funds progress through the half. Small-caps overseas tend to have little exposure to the vagaries of the currency markets, as they are more often focused on local or regional markets rather than broad international trade. Yet a long-awaited drop in the value of the U.S. dollar relative to the Japanese yen did have a negative impact on the Funds performance relative to its benchmark--most gains from the appreciation of the yen came in the first quarter of the year, when the Funds exposure to Japanese companies was minimal. Countering this, however, was positive performance by gold mining stocks in the portfolio, which rose in response to the dollars weakness.

HOW DID INDIVIDUAL COUNTRY DYNAMICS IMPACT YOUR DECISIONS?

We began and ended the half with a strong weighting in Asian companies. In the years since the 1997-98 currency crisis, we have seen impressive progress from many countries in this region in addressing structural problems in their economies (such as the mass of bad debts). Price-to-earnings multiples for stocks in the region are low on a relative basis, and we have found that the quality of corporate fundamentals is on the rise.

     Another important factor has captured our attention. Many East Asian economies built their reputations on being exporters, but recent economic strength in several of these countries (South Korea in particular) is being driven by strong domestic consumption. This has helped to partially offset the declines in exports and capital expenditures that have accompanied the global slowdown. This domestic demand theme appeared again and again in the Funds holdings throughout the half.

     The Fund was also impacted by our approach to Japanese investments. Our exposure to this country at the start of the half was slight, but by June 30, 2002, Japan was the Funds largest country weighting, representing

LARGEST EQUITY HOLDINGS  (country of origin; ticker symbol)
  1.   Asian Property Development PCL  (Thailand; AP)          1.36%
  2.   HIT Entertainment 144A  (United Kingdom; HTE)           1.25%
  3.   Swedish Match AB  (Sweden; SWMA)                        1.19%
  4.   Elekta AB Class B  (Sweden; EKTAB)                      1.18%
  5.   Cosco Pacific Limited  (Hong Kong; 1199)                1.10%
  6.   SFI Group PLC  (United Kingdom; SUF)                    1.06%
  7.   John Wood Group PLC 144A  (United Kingdom; WG)          1.04%
  8.   ICAP PLC  (United Kingdom; IAP)                         1.03%
  9.   M-Real Oyj Class B  (Finland; MRL.B)                    1.02%
  10.  CHC Helicopter Corporation Class A  (Canada; FLY.A)     1.01%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

more than 18% of the portfolio. Our early decision to steer clear was based on our perception that Japans economy was beset by fundamental weaknesses, such as chronic overemployment and an unwillingness to let failed companies declare bankruptcy.

     More recently, we have seen many positive signs. Layoffs have been on the rise, and wage negotiations are beginning to take the place of seniority-based pay structures. The government has allowed bankruptcies in some major companies, and corporate managers seem to be focusing

GROWTH OF $10,000 INVESTMENT

                                MSCI
                 Passport       World xUS
11/16/1993       10,000.00
11/30/1993       10,010.00         10,000.00
12/31/1993       10,530.00         10,715.81
01/31/1994       10,830.00         11,606.03
02/28/1994       10,610.00         11,553.24
03/31/1994        9,900.00         11,055.91
04/29/1994        9,980.00         11,503.12
05/31/1994        9,880.00         11,442.61
06/30/1994        9,680.00         11,574.30
07/29/1994        9,920.00         11,701.36
08/31/1994       10,080.00         11,993.23
09/30/1994        9,980.00         11,643.05
10/31/1994        9,990.00         12,009.46
11/30/1994        9,480.00         11,425.73
12/31/1994        9,439.22         11,503.07
01/31/1995        9,068.46         11,048.98
02/28/1995        9,178.69         11,041.24
03/31/1995        9,589.52         11,722.02
04/28/1995        9,950.26         12,154.29
05/31/1995       10,431.24         12,032.30
06/30/1995       10,591.56         11,836.81
07/31/1995       11,393.19         12,553.48
08/31/1995       11,182.77         12,092.39
09/29/1995       11,513.44         12,317.52
10/31/1995       11,713.85         11,994.84
11/30/1995       11,623.66         12,332.82
12/31/1995       11,741.09         12,815.29
01/31/1996       11,901.92         12,890.39
02/29/1996       12,505.06         12,927.87
03/29/1996       12,866.94         13,201.56
04/30/1996       13,319.30         13,591.45
05/31/1996       13,640.97         13,359.28
06/28/1996       13,671.13         13,417.19
07/31/1996       13,088.09         13,024.32
08/30/1996       13,258.98         13,073.70
09/30/1996       13,379.61         13,427.79
10/31/1996       13,691.23         13,338.09
11/29/1996       13,972.70         13,887.99
12/31/1996       14,094.72         13,695.33
01/31/1997       14,307.51         13,268.49
02/28/1997       14,652.03         13,469.56
03/31/1997       14,621.63         13,483.13
04/30/1997       14,256.85         13,565.89
05/30/1997       14,976.28         14,460.37
06/30/1997       15,219.47         15,232.54
07/31/1997       15,158.67         15,512.39
08/29/1997       14,479.77         14,369.86
09/30/1997       15,118.14         15,176.43
10/31/1997       14,439.24         14,031.55
11/28/1997       14,510.17         13,874.54
12/31/1997       14,331.14         14,006.58
01/30/1998       14,698.87         14,603.58
02/27/1998       15,486.88         15,554.51
03/31/1998       16,379.95         16,065.35
04/30/1998       16,831.73         16,190.10
05/29/1998       17,546.19         16,105.87
06/30/1998       17,619.74         16,191.40
07/31/1998       17,682.78         16,297.22
08/31/1998       15,119.14         14,215.87
09/30/1998       14,215.57         13,809.84
10/30/1998       14,835.46         15,247.64
11/30/1998       15,476.37         16,020.12
12/31/1998       16,122.16         16,634.77
01/29/1999       16,651.29         16,637.95
02/26/1999       15,873.80         16,219.35
03/31/1999       16,694.48         16,895.99
04/30/1999       17,504.37         17,620.49
05/28/1999       16,867.26         16,730.39
06/30/1999       17,623.15         17,384.44
07/30/1999       18,325.05         17,884.85
08/31/1999       18,227.87         17,935.68
09/30/1999       18,843.38         18,129.34
10/29/1999       19,707.26         18,829.77
11/30/1999       25,117.31         19,488.24
12/31/1999       30,218.76         21,280.16
01/31/2000       32,076.96         19,987.19
02/29/2000       40,933.04         20,553.80
03/31/2000       34,936.73         21,397.37
04/28/2000       28,413.28         20,287.48
05/31/2000       25,500.78         19,795.91
06/30/2000       27,161.30         20,651.50
07/31/2000       26,080.65         19,862.08
08/31/2000       27,872.95         20,121.49
09/29/2000       26,199.26         19,079.05
10/31/2000       23,708.48         18,559.01
11/30/2000       20,993.67         17,811.21
12/29/2000       21,259.25         18,434.79
01/31/2001       21,124.22         18,468.73
02/28/2001       19,638.93         17,006.06
03/30/2001       17,208.44         15,852.97
04/30/2001       17,883.58         16,955.90
05/31/2001       17,448.49         16,397.76
06/29/2001       16,578.32         15,729.03
07/31/2001       15,243.05         15,452.82
08/31/2001       14,897.98         15,040.16
09/28/2001       12,827.57         13,522.23
10/31/2001       13,412.68         13,853.44
11/30/2001       14,627.93         14,397.95
12/31/2001       14,507.90         14,490.28
01/31/2002       14,717.94         13,753.23
02/28/2002       14,447.89         13,837.09
03/28/2002       15,318.06         14,572.61
04/30/2002       15,243.05         14,658.66
05/31/2002       15,708.14         14,850.75
06/28/2002       15,108.02         14,246.67

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on its inception date of 11/16/93 to a $10,000 investment made in an unmanaged securities index. The Fund's performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from November 30, 1993 through June 30, 2002. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

on ways to increase earnings growth rates. All in all, Japan has become a much more promising place for small-cap investing, though we remain cautious and vigilant.

WHICH STOCKS WERE THE GREATEST
CONTRIBUTORS TO THE FUNDS PERFORMANCE?

Because of our dedication to an intensive research approach, our top performers for the half came from a wide range of countries and market sectors. We were perhaps most pleased with Merloni, Elettrodomestici SPA, an Italian white goods company that is second only to Electrolux (not a Fund holding) in most European markets. The company has garnered a substantial market share

           AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

Class                               Year-to-        1              5          10        Since
(Inception Date)                      Date+        Year          Years       Years    Inception
Class A Shares (12/31/99)
        With sales charge (5.75%)    (1.85%)     (14.21%)           --         --      (25.97%)
        Without sales charge          4.13%       (8.94%)           --         --      (24.19%)
Class B Shares (12/31/99)
        With redemption*             (0.33%)     (13.21%)           --         --      (25.54%)
        Without redemption            3.67%       (9.60%)           --         --      (24.74%)
Class C Shares (12/31/99)
        With redemption**             2.57%      (10.69%)           --         --      (24.83%)
        Without redemption            3.57%       (9.79%)           --         --      (24.83%)
Class F Shares (11/16/93)             4.03%       (8.96%)        (0.17%)       --        4.89%
Class R Shares (12/31/99)             3.66%      (10.80%)           --         --      (24.72%)
Class T Shares (12/31/99)
        With sales charge (4.50%)    (1.61%)     (15.16%)           --         --      (26.43%)
        Without sales charge          3.05%      (11.16%)           --         --      (25.06%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, an expense limit for Class R shares, and adjustments for financial statement purposes. Part of the Funds historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Funds investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   +Total return is not annualized.

in Russia, where a strong appetite for appliances has been driven by the success of the Russian oil industry. Merloni has also been the beneficiary of the "cocooning" theme that we are seeing worldwide: in a time when travel may be dangerous and equities a seemingly poor investment, many people are choosing to stay home and invest in their property.

     Of course, in every trend there are exceptions. We found great opportunity in two British travel companies, ebookers PLC (a comprehensive online travel agency) and lastminute.com PLC (which markets airline, hotel, restaurant, and theater reservations and other gift items to impromptu shoppers).

     We have been attracted to companies that are dedicated to positive restructuring efforts. German apparel company Puma AG Rudolf Dassler Sport 144A has undertaken a very promising transformation geared toward reinventing itself as a lifestyle company, offering high-end products alongside its traditional footwear lines. This sparked strong performance over the half.

WHICH SELECTIONS HINDERED THE
FUNDS PERFORMANCE DURING THE HALF?

As with our positive performers, negative stock stories came from all segments of the market, and their slides were triggered by a wide number of factors. For example, we felt that the U.K.s Eyretel PLC (a software firm

PORTFOLIO COMPOSITION

   18.44% Japan
   11.94% United Kingdom
    9.72% Hong Kong
    8.07% Canada
    4.77% Thailand
    4.56% Italy
    4.10% South Korea
    3.45% Switzerland
    9.20% Cash & Equivalent
   26.75% Other Countries

The Funds portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

that specializes in performance measurement tools for call centers) was fundamentally strong, but it was dragged down along with its peers over concerns that corporate spending on information technology would remain weak.

     Other companies were damaged by deteriorating business opportunities. Phenomedia, a German firm that produces cellular telephone software, has been severely hurt by the unsuccessful rollout of so-called third generation or 3G cellular services in Europe. The company is now on the road to bankruptcy, and is no longer a Fund holding.

     International tensions had a negative effect on markets around the world, but they had a very direct impact on Taro Pharmaceuticals, an Israeli producer of over-the-counter and prescription medications, which we decided to liquidate during the period. While one of its products did take a long time to move through the approval process, the stock did not respond to positive news items throughout the half due to concerns about the ongoing Israeli-Palestinian conflict.

WHATS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

We are optimistic about the prospects for small-capitalization international stocks in the months ahead. Foreign economies often follow Americas lead to some extent; and as the U.S. recovery gains momentum, many countries may benefit. Promising governmental and market reforms in Asia, and the rise of domestic demand in countries such as South Korea and Malaysia, bode well for companies in the region, as does the opening of Chinas market following its acceptance into the World Trade Organization.

     But regardless of the macroeconomic situation, we believe that our growth-focused investment approach will continue to uncover opportunities in small-capitalization international stocks.

/s/ Tracy Stouffer

Tracy Stouffer, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                  MARKET VALUE
-------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-91.4%
AGRICULTURAL PRODUCTS-1.0%
25,620       Hokuto Corporation (JA)............................       $      666,920
12,025       Nutreco Holding NV (NE)............................              409,503
92,500       Sygen International PLC (UK)*......................               70,672
                                                                       --------------
                                                                            1,147,095
                                                                       --------------
AIRLINES-1.0%
3,352,000    China Eastern Airlines Corporation Limited Class H
             (CN)*..............................................              562,986
46,150       Korean Air Company Limited (KR)*...................              609,983
                                                                       --------------
                                                                            1,172,969
                                                                       --------------
APPAREL RETAIL-1.5%
3,590,000    Bossini International Holdings Limited (HK)*.......              257,754
39,600       Chiyoda Company Limited (JA).......................              397,797
89,450       Matalan PLC (UK)...................................              425,433
19,000       Nishimatsuya Chain Company Limited (JA)............              618,241
                                                                       --------------
                                                                            1,699,225
                                                                       --------------
APPAREL, ACCESSORIES & LUXURY GOODS-1.3%
20,900       Gildan Activewear, Inc. (CA)*......................              468,872
718,000      Mainland Headwear Holdings Limited (HK)............              248,548
79,000       Sanyo Shokai Limited (JA)..........................              438,317
5,024,000    Tack Fat Group International Limited (HK)*.........              354,270
                                                                       --------------
                                                                            1,510,007
                                                                       --------------
APPLICATION SOFTWARE-1.2%
140,950      Autonomy Corporation PLC (UK)*.....................              569,386
299,725      Eyretel PLC (UK)*..................................              196,466
 104         Intelligent Wave, Inc. (JA)........................              262,048
2,800        NEC Soft Limited (JA)..............................              301,361
                                                                       --------------
                                                                            1,329,261
                                                                       --------------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                  MARKET VALUE
-------------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT-3.1%
665,000      APM Automotive Holdings Berhad (MA)................       $      574,015
112,800      Avon Rubber PLC (UK)...............................              287,846
309,000      Cycle & Carriage Limited (SG)......................              829,037
7,027        Hanyil Company Limited (KR)........................              125,591
224,000      MBM Resources Berhad (MA)..........................              306,534
1,847,500    PT Astra Otoparts Tbk (ID)*........................              424,093
47,000       Showa Corporation (JA).............................              392,137
1,043,000    Tong Yang Industry Company Limited (TW)*...........              671,213
                                                                       --------------
                                                                            3,610,466
                                                                       --------------
BANKS-2.4%
369,950      Cassa di Risparmio di Firenze SPA (IT).............              488,882
161,200      Dah Sing Financial Group (HK)......................              785,364
1,752,000    RHB Capital Berhad (MA)............................            1,083,502
95,600       Wing Lung Bank Limited (HK)........................              420,411
                                                                       --------------
                                                                            2,778,159
                                                                       --------------
BREWERS-0.9%
19,550       Carlsberg AS Class B (DE)..........................            1,024,064
                                                                       --------------
BROADCASTING & CABLE TV-0.7%
67,575       BEC World Public Company Limited (TH)..............              390,526
42,700       TV Azteca SA de CV Sponsored ADR (MX)..............              290,787
167,825      Wireless Group PLC (UK)*...........................              191,873
                                                                       --------------
                                                                              873,186
                                                                       --------------
BUILDING PRODUCTS-0.5%
79,900       GranitiFiandre SPA (IT)............................              606,845
                                                                       --------------
CASINOS & GAMING-1.5%
34,075       Intralot SA (GR)...................................              670,394
210,675      Paddy Power PLC (IE)...............................            1,102,793
                                                                       --------------
                                                                            1,773,187
                                                                       --------------
CATALOG RETAIL-0.6%
7,700        Belluna Company Limited (JA).......................              300,661
19,200       Nissen Company Limited (JA)........................              349,219
                                                                       --------------
                                                                              649,880
                                                                       --------------
CLOSED-END FUNDS-0.7%
95,350       Japan Smaller Capitalization Fund, Inc. (JA)*......              761,847
                                                                       --------------
COMMERCIAL PRINTING-0.4%
1,558,000    Next Media Limited (HK)*...........................              419,478
                                                                       --------------
COMPUTER STORAGE & PERIPHERALS-0.7%
161,000      Gigabyte Technology Company Limited (TW)...........              342,154
7,825        Logitech International SA (SZ)*....................              363,856
1,882,000    Proview International Holdings Limited (HK)*.......              164,078
                                                                       --------------
                                                                              870,088
                                                                       --------------


PRODUCING. SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING-2.0%
170,400      Ch. Karnchang Public Company Limited (TH)*.........       $       91,912
1,044,150    Italian-Thai Development Public Company Limited
             (TH)*..............................................              766,859
247,000      Road Builder (M) Holdings Berhad (MA)..............              351,009
235,980      Technical Olympic SA (GR)..........................            1,034,816
                                                                       --------------
                                                                            2,244,596
                                                                       --------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.4%
6,988,000    PT United Tractors Tbk (ID)........................              441,125
                                                                       --------------
CONSTRUCTION MATERIALS-0.6%
686,500      PT Semen Gresik (Persero) (ID).....................              661,860
                                                                       --------------
CONSUMER ELECTRONICS-1.3%
569,000      Kenwood Corporation (JA)*..........................              564,936
766,000      Ngai Lik Industrial Holding Limited (HK)...........              274,985
209,000      Saeco International Group SPA (IT).................              646,094
                                                                       --------------
                                                                            1,486,015
                                                                       --------------
CONSUMER FINANCE-0.6%
145,200      First Active PLC (IE)..............................              688,356
                                                                       --------------
DEPARTMENT STORES-0.8%
21,000       Izumi Company Limited (JA).........................              322,036
114,925      Organizacion Soriana SA de CV (MX)*................              286,599
63,000       Parco Company Limited (JA).........................              313,276
                                                                       --------------
                                                                              921,911
                                                                       --------------
DISTILLERS & VINTNERS-2.0%
29,100       Davide Campari-Milano SPA (IT)*....................              962,815
12,084       Kook Soon Dang Brewery Company Limited (KR)........              434,958
27,175       Remy Cointreau SA (FR).............................              872,284
                                                                       --------------
                                                                            2,270,057
                                                                       --------------
DISTRIBUTORS-0.8%
56,600       Doshisha Company Limited (JA)......................              885,437
                                                                       --------------
DIVERSIFIED COMMERCIAL SERVICES-1.9%
168,100      ebookers PLC (UK)*.................................              730,313
21,750       Flight Centre Limited (AU).........................              332,728
3,475        SGS Societe Generale de Surveillance Holding SA
             (SZ)...............................................            1,109,142
                                                                       --------------
                                                                            2,172,183
                                                                       --------------
DIVERSIFIED FINANCIAL SERVICES-3.4%
1,608,000    Arab-Malaysian Corporation Berhad (MA)*............              554,351
35,500       Diamond Lease Company Limited (JA).................              734,548
94,075       ICAP PLC (UK)......................................            1,197,449
603,375      Kiatnakin Finance Public Company Limited (TH)......              570,269
1,255,000    TA Enterprise Berhad (MA)..........................              257,612
1,122,100    TISCO Financial Public Company Limited (TH)*.......              670,094
                                                                       --------------
                                                                            3,984,323
                                                                       --------------
DIVERSIFIED METALS & MINING-0.6%
550,000      Malaysia Mining Corporation Berhad (MA)............              434,222
2,338,000    PT Aneka Tambang Tbk (ID)..........................              301,886
                                                                       --------------
                                                                              736,108
                                                                       --------------

SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

DRUG RETAIL-0.4%
5,300        Cawachi Limited (JA)...............................       $      468,729
                                                                       --------------
ELECTRIC UTILITIES-0.7%
2,960,000    Shandong International Power Development Company
             Limited Class H (CN)...............................              796,954
                                                                       --------------
ELECTRICAL COMPONENTS & EQUIPMENT-1.3%
4,510        Hankuk Electric Glass Company Limited (KR).........              259,062
14,000       Japan Cash Machine Company Limited (JA)............              232,445
25,100       Leoni AG (GE)......................................              832,948
7,000        Seikoh Giken Company Limited (JA)..................              200,324
                                                                       --------------
                                                                            1,524,779
                                                                       --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-0.6%
6,900        Enplas Corporation (JA)............................              206,097
62,700       Nitto Electric Works Limited (JA)..................              496,971
                                                                       --------------
                                                                              703,068
                                                                       --------------
EMPLOYMENT SERVICES-0.5%
 182         Goodwill Group, Inc. (JA)..........................              621,061
                                                                       --------------
ENVIRONMENTAL SERVICES-0.2%
27,970       Woongjin Coway Company Limited (KR)................              220,884
                                                                       --------------
FOOD RETAIL-1.2%
28,600       C & S Company Limited (JA).........................              682,452
9,900        C Two-Network Company Limited (JA).................              312,224
29,400       Ministop Company Limited (JA)......................              443,247
                                                                       --------------
                                                                            1,437,923
                                                                       --------------
FOOTWEAR-1.1%
401,000      Asics Corporation (JA)*............................              404,827
992,000      Kingmaker Footwear Holdings Limited (HK)...........              324,320
7,600        Puma AG Rudolf Dassler Sport 144A (GE)+............              552,454
                                                                       --------------
                                                                            1,281,601
                                                                       --------------
GENERAL MERCHANDISE STORES-1.1%
6,400        Don Quijote Company Limited (JA)...................              616,206
27,500       Ryohin Keikaku Company Limited (JA)................              688,325
                                                                       --------------
                                                                            1,304,531
                                                                       --------------
GOLD-3.4%
32,900       Agnico-Eagle Mines Limited (CA)....................              478,066
761,900      Eldorado Gold Corporation (CA)*....................              606,154
212,675      Kinross Gold Corporation (CA)*.....................              475,439
53,025       Meridian Gold, Inc. (CA)*..........................              861,146
81,500       Newcrest Mining Limited (AU).......................              346,809
96,400       Randgold & Exploration Company Limited ADR (SA)*...              535,984
503,150      Wheaton River Minerals Limited (CA)*...............              486,311
                                                                       --------------
                                                                            3,789,909
                                                                       --------------


RESALE.       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

HEALTHCARE DISTRIBUTORS & SERVICES-1.3%
106,000      Capio AB (SW)*.....................................       $      899,654
43,200       N.I.C. Corporation (JA)............................              598,317
                                                                       --------------
                                                                            1,497,971
                                                                       --------------
HEALTHCARE EQUIPMENT-1.5%
121,900      Elekta AB Class B (SW)*............................            1,366,205
16,400       Getinge AB Class B (SW)............................              321,212
                                                                       --------------
                                                                            1,687,417
                                                                       --------------
HEALTHCARE FACILITIES-0.5%
549,875      NHP PLC (UK)*......................................              634,955
                                                                       --------------
HEALTHCARE SUPPLIES-1.1%
36,000       Nipro Corporation (JA).............................              588,406
9,900        Nobel Biocare AB (SZ)..............................              663,576
                                                                       --------------
                                                                            1,251,982
                                                                       --------------
HEAVY ELECTRICAL EQUIPMENT-0.5%
13,929       Eneserve Corporation (JA)..........................              626,395
                                                                       --------------
HIGHWAYS & RAILTRACKS-0.4%
3,414,000    PT Citra Marga Nusaphala Persada Tbk (ID)..........              150,859
116,000      Transurban Group (AU)..............................              273,508
                                                                       --------------
                                                                              424,367
                                                                       --------------
HOME FURNISHINGS-1.5%
36,275       Dorel Industries, Inc. Class B (CA)*...............              900,376
22,100       Ekornes ASA (NW)...................................              278,312
47,320       Nien Made Enterprise Company Limited (TW)*.........               78,610
12,600       Nitori Company Limited (JA)........................              507,759
                                                                       --------------
                                                                            1,765,057
                                                                       --------------
HOME IMPROVEMENT RETAIL-0.2%
6,600        Komeri Company Limited (JA)........................              192,180
                                                                       --------------
HOMEBUILDING-0.2%
20,775       Berkeley Group PLC (UK)............................              232,769
                                                                       --------------
HOTELS, RESORTS & CRUISE LINES-2.6%
580,300      Arena Leisure PLC (UK)*............................              247,689
111,500      De Vere Group PLC (UK).............................              598,293
319,000      First Choice Holidays PLC (UK).....................              510,595
1,103,500    Hongkong and Shanghai Hotels Limited (HK)..........              512,864
112,125      Hyatt Regency Hotels and Tourism SA (GR)...........              717,600
518,000      Shangri-La Asia Limited (HK).......................              431,683
                                                                       --------------
                                                                            3,018,724
                                                                       --------------
HOUSEHOLD APPLIANCES-1.3%
90,125       De'Longhi SPA (IT).................................              485,117
98,250       Merloni Elettrodomestici SPA (IT)..................            1,074,200
                                                                       --------------
                                                                            1,559,317
                                                                       --------------
HOUSEHOLD PRODUCTS-0.5%
2,100,000    Global Green Tech Group Limited (HK)...............              527,713
                                                                       --------------

SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-0.2%
149,000      Shanghai Industrial Holdings Limited (HK)..........       $      287,505
                                                                       --------------
INDUSTRIAL MACHINERY-2.6%
102,675      Babcock International Group PLC (UK)...............              187,820
1,610,000    Fong's Industries Company Limited (HK).............              253,894
7,925        Jenoptik AG (GE)...................................              149,890
364,000      Kawasaki Heavy Industries Limited (JA)*............              464,657
1,100        Rieter Holding AG (SZ).............................              258,702
19,050       SABAF SPA (IT).....................................              279,400
31,700       Saurer AG (SZ)*....................................              937,240
12,800       Shima Seiki Manufacturing Limited (JA).............              294,753
67,000       Toshiba Tungaloy Company Limited (JA)..............              171,055
                                                                       --------------
                                                                            2,997,411
                                                                       --------------
INTEGRATED OIL & GAS-0.3%
51,475       Enagas 144A (SP)*+.................................              324,356
                                                                       --------------
INTERNET RETAIL-0.2%
2,420        LG Home Shopping, Inc. (KR)........................              265,545
                                                                       --------------
INTERNET SOFTWARE & SERVICES-0.4%
14,300       AsiaInfo Holdings, Inc. ADR (CN)*..................              189,475
14,475       Open Text Corporation ADR (CA)*....................              283,855
                                                                       --------------
                                                                              473,330
                                                                       --------------
LEISURE FACILITIES-0.3%
 204         Round One Corporation (JA)*........................              302,963
                                                                       --------------
LEISURE PRODUCTS-2.6%
1,962,000    Dream International Limited (HK)...................              442,725
898,000      Kin Yat Holdings Limited (HK)......................              224,509
752,175      lastminute.com PLC (UK)*...........................            1,080,334
10,000       Mars Engineering Corporation (JA)..................              308,704
8,350        Mega Bloks, Inc. (CA)*.............................              107,882
62,650       Mega Bloks, Inc. 144A (CA)*+.......................              809,437
145,825      Warthog PLC (UK)*..................................               66,688
                                                                       --------------
                                                                            3,040,279
                                                                       --------------
MARINE-0.5%
91,400       Golar LNG Limited (NW)*............................              560,288
                                                                       --------------
MARINE PORTS & SERVICES-1.1%
1,600,000    Cosco Pacific Limited (HK).........................            1,271,844
                                                                       --------------
MOVIES & ENTERTAINMENT-1.5%
354,125      HIT Entertainment PLC 144A (UK)+...................            1,450,779
36,490       Plenus Entertainment, Inc. (KR)....................              323,052
                                                                       --------------
                                                                            1,773,831
                                                                       --------------


RESALE.       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

MULTI-SECTOR HOLDINGS-0.6%
3,992,000    First Pacific Company Limited (HK).................       $      747,249
                                                                       --------------
OFFICE SERVICES & SUPPLIES-0.5%
32,000       Kokuyo Company Limited (JA)........................              337,204
5,830        Sindo Ricoh Company Limited (KR)...................              284,967
                                                                       --------------
                                                                              622,171
                                                                       --------------
OIL & GAS EQUIPMENT & SERVICES-3.1%
51,375       CHC Helicopter Corporation Class A (CA)............            1,165,387
62,370       Hellenic Petroleum SA (GR).........................              380,688
64,725       Hydralift ASA (NW).................................              483,022
375,900      John Wood Group PLC 144A (UK)*+....................            1,203,338
30,025       Tesco Corporation (CA)*............................              332,646
                                                                       --------------
                                                                            3,565,081
                                                                       --------------
OIL & GAS EXPLORATION & PRODUCTION-0.7%
307,725      Canadian 88 Energy Corporation (CA)*...............              552,363
80,175       Compton Petroleum Corporation (CA)*................              208,226
                                                                       --------------
                                                                              760,589
                                                                       --------------
PACKAGED FOODS & MEATS-5.6%
1,275        Bonduelle SCA (FR).................................               88,148
1,430,000    Cofco International Limited (HK)...................              435,433
59,800       CoolBrands International, Inc. (CA)*...............              281,130
52,000       Cranswick PLC (UK).................................              788,720
28,650       CSM NV (NE)........................................              688,449
33,000       Fuji Oil Company Limited (JA)......................              330,121
  75         Lindt & Spruengli AG (SZ)..........................              473,727
695,000      People's Food Holdings Limited (CN)*...............              495,670
2,822,500    PT Indofood Sukses Makmur Tbk (ID).................              348,248
12,350       Pulmuone Company Limited (KR)......................              323,390
20,900       Taisei Lamick Company Limited (JA).................              636,472
2,478,000    Tingyi (Cayman Islands) Holding Corporation (HK)...              754,548
1,103,000    United Food Holdings Limited (SG)..................              427,665
48,600       Viscofan, Industria Navarra de Envolturas
             Celulosicas SA (SP)................................              374,400
                                                                       --------------
                                                                            6,446,121
                                                                       --------------
PAPER PACKAGING-0.3%
7,800        Huhtamaki Oyj (FI).................................              354,293
                                                                       --------------
PAPER PRODUCTS-2.8%
132,000      Hokuetsu Paper Mills Limited (JA)..................              833,700
121,500      M-Real Oyj Class B (FI)............................            1,174,800
133,950      Norske Skog Canada Limited (CA)*...................              651,739
107,380      Shinmoorim Paper Manufacturing Company Limited
             (KR)*..............................................              569,498
                                                                       --------------
                                                                            3,229,737
                                                                       --------------


SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

PHARMACEUTICALS-1.0%
10,650       Angiotech Pharmaceuricals, Inc. (CA)*..............       $      396,968
1,012,000    Far East Pharmaceutical Technology Company Limited
             (HK)...............................................              308,153
10,300       Pliva dd GDR 144A (CR)+............................              151,822
7,148,500    PT Kalbe Farma Tbk (ID)*...........................              336,392
                                                                       --------------
                                                                            1,193,335
                                                                       --------------
PRECIOUS METALS & MINERALS-0.2%
88,250       Aur Resources, Inc. (CA)*..........................              271,556
                                                                       --------------
PUBLISHING-0.6%
109,950      Arnoldo Mondadori Editore SPA (IT).................              728,656
                                                                       --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-3.5%
1,441,175    Asian Property Development Public Company Limited
             (TH)*..............................................            1,570,708
2,385,000    Hemaraj Land and Development Public Company Limited
             (TH)*..............................................              364,682
351,000      Hopewell Holdings Limited (HK).....................              238,509
297,500      Kerry Properties Limited (HK)......................              312,768
51,000       Leopalace21 Corporation (JA)*......................              361,684
147,275      Marylebone Warwick Balfour Group PLC (UK)..........              208,789
1,740,000    Midland Realty Holdings Limited (HK)...............              162,852
3,744,000    Shanghai Real Estates Limited (HK).................              595,223
581,300      Supalai Public Company Limited (TH)*...............              265,954
                                                                       --------------
                                                                            4,081,169
                                                                       --------------
RESTAURANTS-2.0%
10,100       Buffalo Grill SA (FR)..............................              161,201
51,125       Enterprise Inns PLC (UK)...........................              399,024
12,100       Plenus Company Limited (JA)........................              498,715
409,475      SFI Group PLC (UK).................................            1,223,431
                                                                       --------------
                                                                            2,282,371
                                                                       --------------
SEMICONDUCTOR EQUIPMENT-0.6%
 184         Kubotek Corporation (JA)...........................              549,592
5,200        SEZ Holding AG (SZ)................................              190,431
                                                                       --------------
                                                                              740,023
                                                                       --------------
SOFT DRINKS-0.7%
21,800       Coca-Cola West Japan Company Limited (JA)..........              407,422
 530         Lotte Chilsung Beverage Company Limited (KR).......              365,681
                                                                       --------------
                                                                              773,103
                                                                       --------------
SPECIALTY CHEMICALS-1.8%
43,400       Auriga Industries AS Class B (DE)..................              438,518
128,000      Nippon Shokubai Company Limited (JA)...............              642,904
2,160,750    Thai Film Industries Public Company Limited
             (TH)*..............................................              312,182
140,800      Yule Catto & Company PLC (UK)......................              647,122
                                                                       --------------
                                                                            2,040,726
                                                                       --------------
SPECIALTY STORES-0.1%
1,256,000    Water Oasis Group Limited (HK).....................              152,980
                                                                       --------------

RESALE.       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                 MARKET VALUE
-------------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-0.8%
57,790       Pantech Company Limited (KR)*......................       $      490,006
22,243       You Eal Electronics Company Limited (KR)*..........              468,727
                                                                       --------------
                                                                              958,733
                                                                       --------------
TEXTILES-0.3%
392,000      Texwinca Holdings Limited (HK).....................              336,731
                                                                       --------------
TOBACCO-1.2%
166,000      Swedish Match AB (SW)..............................            1,372,767
                                                                       --------------
TRUCKING-0.3%
12,600       Norbert Dentressangle (FR).........................              337,867
                                                                       --------------
WATER UTILITIES-0.6%
97,000       Kelda Group PLC (UK)...............................              631,387
                                                                       --------------
WIRELESS TELECOMMUNICATION SERVICES-0.4%
1,515,600    Shin Corporation Public Company Limited (TH)*......              510,935
                                                                       --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$105,262,716).............................................          105,720,946
                                                                       --------------
PREFERRED STOCKS (FOREIGN)-0.4%
APPAREL, ACCESSORIES & LUXURY GOODS-0.4%
25,882       Escada AG Preferred (GE)...........................              472,906
                                                                       --------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$559,217).................................................              472,906
                                                                       --------------
RIGHTS AND WARRANTS-0.0%
HEALTHCARE FACILITIES-0.0%
206,203      NHP PLC Nil Paid Rights (UK)*......................               40,863
                                                                       --------------
BUILDING PRODUCTS-0.0%
818,325      Home Product Center Public Company Limited Warrants
             (TH)*..............................................                    2
                                                                       --------------
TOTAL RIGHTS AND WARRANTS
(COST-$167,475).................................................               40,865
                                                                       --------------

PRINCIPAL                                                                  AMORTIZED
AMOUNT                                                                        COST
----------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-6.5%
AIR FREIGHT & LOGISTICS-4.8%
5,5$00,000      United Parcel Service, Inc. 1.88% 7/1/02...........       $    5,500,000
                                                                          --------------
ELECTRIC UTILITIES-1.7%
2,000,000       Duke Energy Corporation 1.95% 7/1/02...............            2,000,000
                                                                          --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$7,500,000)........................................            7,500,000
                                                                          --------------
TOTAL INVESTMENTS-98.3%
(TOTAL COST-$113,489,408)..........................................          113,734,717
OTHER ASSETS AND LIABILITIES-1.7%..................................            1,982,919
                                                                          --------------
NET ASSETS-100.0%..................................................       $  115,717,636
                                                                          ==============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.
   18

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost...........................    $113,489,408
                                                             ------------
Investment securities, at market.........................     113,734,717
Cash.....................................................         319,778
Foreign currency (cost $163,025).........................         166,841
Receivables:
  Investment securities sold.............................       4,035,324
  Capital shares sold....................................       1,470,966
  Dividends..............................................         289,338
  From transfer agent....................................          52,415
Other assets.............................................          43,669
                                                             ------------
    Total Assets.........................................     120,113,048
                                                             ------------

LIABILITIES
Payables:
  Investment securities purchased........................       3,615,543
  Capital shares redeemed................................         479,602
  Advisory fees..........................................          96,993
  Shareholder servicing fees.............................          15,648
  Accounting fees........................................           9,699
  Distribution fees......................................          44,677
  Other..................................................         133,250
                                                             ------------
    Total Liabilities....................................       4,395,412
                                                             ------------
Net Assets...............................................    $115,717,636
                                                             ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (UNAUDITED) (CONTINUED)

Net Assets--Class A.........................................    $14,082,171
Shares Outstanding--Class A.................................      1,397,300
Net Asset Value, Redemption Price Per Share.................    $     10.08
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................    $     10.69

Net Assets--Class B.........................................    $18,556,539
Shares Outstanding--Class B.................................      1,876,978
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      9.89

Net Assets--Class C.........................................    $ 7,788,840
Shares Outstanding--Class C.................................        789,629
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      9.86

Net Assets--Class F.........................................    $74,719,353
Shares Outstanding--Class F.................................      7,424,407
Net Asset Value, Offering and Redemption Price Per Share....    $     10.06

Net Assets--Class R.........................................    $    78,478
Shares Outstanding--Class R.................................          7,919
Net Asset Value, Offering and Redemption Price Per Share....    $      9.91

Net Assets--Class T.........................................    $   492,255
Shares Outstanding--Class T.................................         50,286
Net Asset Value, Redemption Price Per Share.................    $      9.79
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................    $     10.25

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends..............................................    $  1,257,068
  Interest...............................................          16,868
  Foreign taxes withheld.................................        (129,658)
                                                             ------------
    Total Investment Income..............................       1,144,278
                                                             ------------
Expenses:
  Advisory fees--Note 2..................................         598,847
  Shareholder servicing fees--Note 2.....................         100,858
  Accounting fees--Note 2................................          23,214
  Distribution fees--Note 2..............................         201,815
  Transfer agency fees--Note 2...........................          76,002
  Registration fees--Note 2..............................          34,503
  Postage and mailing expenses...........................          30,501
  Custodian fees and expenses--Note 2....................         230,184
  Printing expenses......................................          40,452
  Legal and audit fees...................................          11,791
  Directors' fees and expenses...........................           8,876
  Line of Credit expenses................................           5,413
  Other expenses.........................................          69,168
                                                             ------------
    Total Expenses.......................................       1,431,624
    Earnings Credits.....................................          (2,080)
    Reimbursed Expenses..................................            (942)
                                                             ------------
    Net Expenses.........................................       1,428,602
                                                             ------------
  Net Investment (Loss)..................................        (284,324)
                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain from Security Transactions.............       4,685,131
Net Realized (Loss) from Foreign Currency Transactions...        (278,222)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions............       1,003,180
                                                             ------------
    Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions........       5,410,089
                                                             ------------
Net Increase in Net Assets Resulting from Operations.....    $  5,125,765
                                                             ============

Purchases of long-term securities........................    $291,068,262
Proceeds from sales of long-term securities..............    $314,078,992

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                       SIX MONTHS         YEAR
                                                         ENDED            ENDED
                                                        6/30/02         12/31/01
                                                      ------------    -------------
OPERATIONS
Net Investment (Loss).............................    $   (284,324)   $    (834,574)
Net Realized Gain (Loss) from Security
  Transactions....................................       4,685,131      (71,375,941)
Net Realized (Loss) from Foreign Currency
  Transactions....................................        (278,222)        (790,060)
Net Change in Unrealized
  Appreciation/Depreciation.......................       1,003,180       (6,365,780)
                                                      ------------    -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations...............................       5,125,765      (79,366,355)
                                                      ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions
  and Foreign Currency Transactions
  Class A.........................................               0                0
  Class B.........................................               0                0
  Class C.........................................               0                0
  Class F.........................................               0                0
  Class R.........................................               0                0
  Class T.........................................               0                0
                                                      ------------    -------------
Net (Decrease) from Dividends and Distributions...               0                0
                                                      ------------    -------------

                                                  SIX MONTHS          YEAR
                                                     ENDED            ENDED
                                                    6/30/02         12/31/01
                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................    $  26,740,387    $  85,010,060
  Class B....................................          300,682        3,545,519
  Class C....................................        4,421,976        5,455,210
  Class F....................................       45,447,152      134,494,356
  Class R....................................        2,978,400          805,807
  Class T....................................        3,534,706        1,031,539
Reinvested dividends and distributions
  Class A....................................                0                0
  Class B....................................                0                0
  Class C....................................                0                0
  Class F....................................                0                0
  Class R....................................                0                0
  Class T....................................                0                0
                                                 -------------    -------------
                                                    83,423,303      230,342,491
Cost of Shares Redeemed
  Class A....................................      (27,408,895)     (97,617,825)
  Class B....................................       (2,125,212)      (7,604,692)
  Class C....................................       (5,919,794)      (9,045,951)
  Class F....................................      (52,580,404)    (185,615,837)
  Class R....................................       (2,977,484)        (610,592)
  Class T....................................       (3,630,027)      (1,094,493)
                                                 -------------    -------------
                                                   (94,641,816)    (301,589,390)
                                                 -------------    -------------
Net (Decrease) from Capital Share
  Transactions...............................      (11,218,513)     (71,246,899)
                                                 -------------    -------------
Net (Decrease) in Net Assets.................       (6,092,748)    (150,613,254)
NET ASSETS
  Beginning of period........................    $ 121,810,384    $ 272,423,638
                                                 -------------    -------------
  End of period..............................    $ 115,717,636    $ 121,810,384
                                                 =============    =============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)......    $ 301,205,161    $ 312,423,674
Accumulated undistributed net investment
  (loss).....................................         (587,594)        (303,270)
Accumulated undistributed net realized (loss)
  from security transactions.................     (185,162,140)    (189,569,049)
Unrealized appreciation (depreciation) on
  investments and foreign currency
  transactions...............................          262,209         (740,971)
                                                 -------------    -------------
Total........................................    $ 115,717,636    $ 121,810,384
                                                 =============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS         YEAR ENDED
                                                 ENDED           DECEMBER 31,
                                                JUNE 30,     --------------------
                                                  2002         2001        2000
                                               ----------    --------    --------
CLASS A SHARES
Net Asset Value, beginning of period.......     $  9.68      $ 14.18     $ 22.93
Income from investment operations:
    Net investment (loss)..................       (0.02)       (0.14)      (0.13)
    Net gain (loss) on securities (both
      realized
      and unrealized)......................        0.42        (4.36)      (6.65)
                                                -------      -------     -------
        Total from investment operations...        0.40        (4.50)      (6.78)
Less distributions:
    From net investment income.............        0.00         0.00        0.00
    From net realized gains................        0.00         0.00       (1.97)
                                                -------      -------     -------
        Total distributions................        0.00         0.00       (1.97)
Net Asset Value, end of period.............     $ 10.08      $  9.68     $ 14.18
                                                =======      =======     =======
Total Return/Ratios
    Total return*..........................        4.13%      (31.74%)    (29.61%)
    Net assets, end of period (000s).......     $14,082      $14,033     $36,353
    Net expenses to average net assets#....        2.17%**      1.87%       1.59%
    Gross expenses to average net
      assets#..............................        2.17%**      1.88%       1.61%
    Net investment (loss) to average net
      assets...............................       (0.27%)**    (0.26%)     (0.80%)
    Portfolio turnover rate@...............         652%         704%        535%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS         YEAR ENDED
                                                 ENDED           DECEMBER 31,
                                                JUNE 30,     --------------------
                                                  2002         2001        2000
                                               ----------    --------    --------
CLASS B SHARES
Net Asset Value, beginning of period.......     $  9.54      $ 14.08     $ 22.93
Income from investment operations:
    Net investment (loss)..................       (0.10)       (0.18)      (0.23)
    Net gain (loss) on securities (both
      realized
      and unrealized)......................        0.45        (4.36)      (6.65)
                                                -------      -------     -------
        Total from investment operations...        0.35        (4.54)      (6.88)
Less distributions:
    From net investment income.............        0.00         0.00        0.00
    From net realized gains................        0.00         0.00       (1.97)
                                                -------      -------     -------
        Total distributions................        0.00         0.00       (1.97)
Net Asset Value, end of period.............     $  9.89      $  9.54     $ 14.08
                                                =======      =======     =======
Total Return/Ratios
    Total return*..........................        3.67%      (32.24%)    (30.05%)
    Net assets, end of period (000s).......     $18,557      $19,661     $35,000
    Net expenses to average net assets#....        3.05%**      2.64%       2.35%
    Gross expenses to average net
      assets#..............................        3.05%**      2.66%       2.38%
    Net investment (loss) to average net
      assets...............................       (1.13%)**    (1.06%)     (1.50%)
    Portfolio turnover rate@...............         652%         704%        535%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                               SIX MONTHS         YEAR ENDED
                                                 ENDED           DECEMBER 31,
                                                JUNE 30,     --------------------
                                                  2002         2001        2000
                                               ----------    --------    --------
CLASS C SHARES
Net Asset Value, beginning of period.......     $  9.52      $ 14.06     $ 22.93
Income from investment operations:
    Net investment (loss)..................       (0.14)       (0.22)      (0.21)
    Net gain (loss) on securities (both
      realized
      and unrealized)......................        0.48        (4.32)      (6.69)
                                                -------      -------     -------
        Total from investment operations...        0.34        (4.54)      (6.90)
Less distributions:
    From net investment income.............        0.00         0.00        0.00
    From net realized gains................        0.00         0.00       (1.97)
                                                -------      -------     -------
        Total distributions................        0.00         0.00       (1.97)
Net Asset Value, end of period.............     $  9.86      $  9.52     $ 14.06
                                                =======      =======     =======
Total Return/Ratios
    Total return*..........................        3.57%      (32.29%)    (30.13%)
    Net assets, end of period (000s).......     $ 7,789      $ 8,928     $17,925
    Net expenses to average net assets#....        2.98%**      2.65%       2.35%
    Gross expenses to average net
      assets#..............................        2.99%**      2.67%       2.38%
    Net investment (loss) to average net
      assets...............................       (1.07%)**    (1.08%)     (1.50%)
    Portfolio turnover rate@...............         652%         704%        535%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                 SIX MONTHS
                                   ENDED                    YEAR ENDED DECEMBER 31,
                                  JUNE 30,    ----------------------------------------------------
                                    2002        2001       2000       1999       1998       1997
                                 ----------   --------   --------   --------   --------   --------
CLASS F SHARES
Net Asset Value, beginning of
  period.......................   $  9.67     $ 14.17    $  22.93   $  14.93   $  13.64   $  13.91
Income from investment
  operations:
    Net investment income
      (loss)...................     (0.06)      (0.22)      (0.19)     (0.11)      0.00       0.02
    Net gain (loss) on
      securities (both realized
      and unrealized)..........      0.45       (4.28)      (6.60)     12.94       1.68       0.22
                                  -------     -------    --------   --------   --------   --------
        Total from investment
          operations...........      0.39       (4.50)      (6.79)     12.83       1.68       0.24
Less distributions:
    From net investment
      income...................      0.00        0.00        0.00       0.00      (0.01)     (0.03)
    From net realized gains....      0.00        0.00       (1.97)     (4.83)     (0.38)     (0.48)
                                  -------     -------    --------   --------   --------   --------
        Total distributions....      0.00        0.00       (1.97)     (4.83)     (0.39)     (0.51)
    Net Asset Value, end of
      period...................   $ 10.06     $  9.67    $  14.17   $  22.93   $  14.93   $  13.64
                                  =======     =======    ========   ========   ========   ========
Total Return/Ratios
    Total return...............      4.03%     (31.76%)    (29.65%)    87.44%     12.50%      1.70%
    Net assets, end of period
      (000s)...................   $74,719     $78,574    $182,036   $261,437   $124,572   $122,646
    Net expenses to average net
      assets#..................      2.17%**     1.90%       1.59%      1.63%      1.52%      1.53%
    Gross expenses to average
      net assets#..............      2.17%**     1.92%       1.61%      1.64%      1.54%      1.55%
    Net investment income
      (loss) to average net
      assets...................     (0.26%)**   (0.30%)     (0.88%)    (0.91%)     0.09%      0.20%
    Portfolio turnover rate@...       652%        704%        535%       330%        34%        51%

**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                SIX MONTHS         YEAR ENDED
                                                  ENDED           DECEMBER 31,
                                                 JUNE 30,     --------------------
                                                   2002         2001        2000
                                                ----------    --------    --------
CLASS R SHARES
Net Asset Value, beginning of period........      $ 9.56      $ 14.22     $ 22.93
Income from investment operations:
    Net investment (loss)...................       (0.16)       (0.17)      (0.09)
    Net gain (loss) on securities (both
     realized and unrealized)...............        0.51        (4.49)      (6.65)
                                                  ------      -------     -------
       Total from investment operations.....        0.35        (4.66)      (6.74)
Less distributions:
    From net investment income..............        0.00         0.00        0.00
    From net realized gains.................        0.00         0.00       (1.97)
                                                  ------      -------     -------
       Total distributions..................        0.00         0.00       (1.97)
Net Asset Value, end of period..............      $ 9.91      $  9.56     $ 14.22
                                                  ======      =======     =======
Total Return/Ratios
    Total return............................        3.66%      (32.77%)    (29.44%)
    Net assets, end of period (000s)........      $   78      $    76     $   241
    Net expenses to average net assets#,
     +......................................        3.28%**      1.84%       1.31%
    Gross expenses to average net assets#,
     +......................................        3.33%**      1.86%       1.33%
    Net investment (loss) to average net
     assets, +..............................       (1.28%)**    (0.08%)     (0.55%)
    Portfolio turnover rate@................         652%         704%        535%

**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company for the six months ended June 30, 2002, and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 4.24% (2002) and 2.76% (2001). The gross expense ratios would have been 4.29% (2002) and 2.78% (2001). The net investment (loss) ratios would have been (2.24%)
     (2002) and (1.00%) (2001).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                SIX MONTHS         YEAR ENDED
                                                  ENDED           DECEMBER 31,
                                                 JUNE 30,     --------------------
                                                   2002         2001        2000
                                                ----------    --------    --------
CLASS T SHARES
Net Asset Value, beginning of period........      $ 9.50      $ 14.14     $ 22.93
Income from investment operations:
    Net investment (loss)...................       (0.25)       (0.22)      (0.16)
    Net gain (loss) on securities (both
      realized and unrealized)..............        0.54        (4.42)      (6.66)
                                                  ------      -------     -------
        Total from investment operations....        0.29        (4.64)      (6.82)
Less distributions:
    From net investment income..............        0.00         0.00        0.00
    From net realized gains.................        0.00         0.00       (1.97)
                                                  ------      -------     -------
        Total distributions.................        0.00         0.00       (1.97)
Net Asset Value, end of period..............      $ 9.79      $  9.50     $ 14.14
                                                  ======      =======     =======
Total Return/Ratios
    Total return*...........................        3.05%      (32.82%)    (29.79%)
    Net assets, end of period (000s)........      $  492      $   538     $   869
    Net expenses to average net assets#.....        4.47%**      3.14%       1.84%
    Gross expenses to average net assets#...        4.47%**      3.16%       1.87%
    Net investment (loss) to average net
      assets................................       (2.86%)**    (1.60%)     (1.00%)
    Portfolio turnover rate@................         652%         704%        535%

*    Sales charges are not reflected in the total return.
**   Annualized.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period. SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A,
Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2002 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets,

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $136,494 during the six months ended June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $39,435 pursuant to this transfer agency agreement. State Street Bank and Trust ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $17,861, $24,324, $10,782, and $872, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, Founders increased the fee to 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net assets of all

Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $72,972, $32,344, $95,627, and $872, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $3,501, $11,063, $2,706, $12,921, $1,425, and $2,887, respectively, for state registration fees. During the six months ended June 30, 2002, Class R shares were reimbursed $942, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the years 2008 and 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income.....................         $          0
Accumulated Capital Losses........................         $187,842,797
Post-October Capital Loss Deferral................         $          0
Post-October Currency Loss Deferral...............         $     67,050
Federal Tax Cost..................................         $113,532,914
Unrealized Appreciation...........................         $  6,280,699
Unrealized (Depreciation).........................         $ (6,078,896)
Net Appreciation..................................         $    201,803

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                         SIX MONTHS        YEAR
                                                            ENDED          ENDED
                                                           6/30/02       12/31/01
                                                         -----------    -----------
CLASS A
      Shares sold....................................      2,665,223      7,835,388
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................     (2,716,980)    (8,949,882)
      NET (DECREASE) IN SHARES OUTSTANDING...........        (51,757)    (1,114,494)
CLASS B
      Shares sold....................................         30,931        275,907
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................       (214,150)      (701,640)
      NET (DECREASE) IN SHARES OUTSTANDING...........       (183,219)      (425,733)
CLASS C
      Shares sold....................................        449,773        499,926
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................       (597,576)      (837,777)
      NET (DECREASE) IN SHARES OUTSTANDING...........       (147,803)      (337,851)
CLASS F
      Shares sold....................................      4,530,366     12,306,091
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................     (5,229,798)   (17,033,169)
      NET (DECREASE) IN SHARES OUTSTANDING...........       (699,432)    (4,727,078)
CLASS R
      Shares sold....................................        295,388         57,835
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................       (295,388)       (66,841)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING..................................              0         (9,006)
CLASS T
      Shares sold....................................        368,128         99,814
      Shares issued for dividends reinvested.........              0              0
      Shares redeemed................................       (374,492)      (104,598)
      NET (DECREASE) IN SHARES OUTSTANDING...........         (6,364)        (4,784)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2002, there were no such borrowings.

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

                        For More Information


                                DREYFUS FOUNDERS
                                PASSPORT FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2002 Dreyfus Service Corporation                            281SA0602

SEMIANNUAL REPORT

[GRAPHIC OF WORLD GLOBE]

                      DREYFUS FOUNDERS

                      WORLDWIDE GROWTH

                      FUND

                      INVESTMENT UPDATE

                      JUNE 30, 2002


                [DREYFUS FOUNDERS FUNDS LOGO}

TABLE OF CONTENTS

Management Overview                      3

Statement of Investments                10

Statement of Assets and Liabilities     16

Statement of Operations                 18

Statements of Changes in Net Assets     19

Financial Highlights                    21

Notes to Financial Statements           27

Your Board Representatives              33


PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? Its a simple, reliable process: when new documents such as this Semiannual Report are available, well send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

The views expressed herein are current to the date of this report. The views and the composition of the Funds portfolio are subject to change at any time based on market and other conditions. The Funds percentage holdings as of June 30, 2002 are included in the Statement of Investments.

            - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF A. EDWARD ALLINSON, CFA AND JOHN JARES, CFA]

A DISCUSSION WITH CO-PORTFOLIO
MANAGERS A. EDWARD ALLINSON, CFA
AND JOHN JARES, CFA


HOW DID THE FUND PERFORM RELATIVE TO ITS
BENCHMARK IN THE SIX MONTHS ENDED JUNE 30?

Foreign and domestic markets struggled through the first half of the year, declining despite signs that a global economic recovery was in progress.
The Dreyfus Founders Worldwide Growth Fund fell during the period, underperforming the -8.82% return posted by its benchmark, the Morgan Stanley Capital International (MSCI) World Index. (See pages 6 and 7 for the Funds total returns and for an index description.)

WHAT BROAD MARKET FACTORS MOST IMPACTED
THE FUNDS PERFORMANCE DURING THE PERIOD?

There was an optimistic feeling in the air as we ended the fourth quarter of 2001. The U.S. economy seemed to be pulling out of its recession, posting strong first-quarter numbers in both gross domestic product growth and consumer spending. Since the U.S. represents such a large market for companies around the world, this was taken as a very positive sign that long-term downward trends in corporate profitability and capital spending might begin to reverse during the first half.

[SIDENOTE]

"IN OUR REPOSITIONING OF THE
FOREIGN HOLDINGS, WE TARGETED
COMPANIES WE REFER TO AS THE
'BEST OF BREED,' OFTEN THE LEADERS
IN THEIR INDIVIDUAL MARKETS."

PERFORMANCE HIGHLIGHTS

- While global economic growth did begin to show signs of renewed vigor in the first six months of 2002, this did not translate into corporate demand.

- The Funds limited exposure to Japanese companies was detrimental to performance.

- The Funds upward momentum was driven by a few key holdings, but disappointments in several major positions made a disproportionate contribution on the downside.

- We continue to focus squarely on finding the best companies the world has to offer and on trying to position the Fund to benefit from an eventual economic recovery.

     Our hopes were dashed almost immediately, as cautious investors chose to sell and lock in profits they had made in the waning months of 2001. Instead of rebounding, corporate earnings declined sharply in the opening months of the year, and an increase in capital expenditures seemed nowhere in sight. Eventually, doubts about the nature and strength of the broad recovery began to creep in. These, in addition to general fears about tensions in the Middle East and Americas war on terror, encouraged investors to continue along the defensive course they had charted in 2001.

     This manifested itself in a global distaste for growth stocks, which are not typically favored in an uncertain market. Investors preferred value stocks, and entire sectors of "traditional" growth opportunity -- such as information technology (IT) and telecommunicationswere shunned, to the detriment of the Fund.

WHAT MANAGEMENT DECISIONS HAD THE
MOST IMPACT ON THE FUNDS PERFORMANCE?

In the first quarter, we anticipated that economic growth would accelerate in key markets around the world, that corporate profits and spending would rise, and that stock markets would react positively to these developments. We therefore took positions in many companies that stood to benefit from these trends. This resulted in the portfolio being overweight (compared to its benchmark) in IT stocks, and heavily weighted in telecommunications and healthcare stocks.

     While global economic growth did begin to show signs of renewed vigor, this did not translate into the kind of corporate demand scenario we had envisioned. Instead, many businesses chose to devote their efforts to restructuring and cost cutting -- actions which may well be beneficial in the longer run, but which did little to bolster the shorter-term prospects of many traditional growth companies. As a result, the Funds performance was hurt by our weightings in these sectors. Though we still believe that a turnaround in business profit and spending trends is in the works, we may not see such improvement for a while.

     Japan was an area of missed opportunity in the first half. The Funds exposure to Japan was well underweight its benchmark index in the first quarter -- the economy there had been battling serious structural problems for some time, and our bottom-up research was simply not locating many attractive potential investments. But the Japanese market performed strongly in the first quarter; and at the same time, the Japanese yen gained strength against the U.S. dollar. By the end of the half, we had increased or initiated many positions in promising Japanese companies, and the country was the third-largest weighting in the Fund at the end of June.

LARGEST EQUITY HOLDINGS (ticker symbol)

        1.  Este Lauder Companies, Inc. Class A (EL)       3.23%
        2.  Royal Caribbean Cruises Limited (RCL)          2.66%
        3.  Microsoft Corporation (MSFT)                   2.21%
        4.  Citigroup, Inc. (C)                            2.00%
        5.  Harley-Davidson, Inc. (HDI)                    1.67%
        6.  Johnson & Johnson (JNJ)                        1.65%
        7.  General Electric Company (GE)                  1.58%
        8.  ARAMARK Corporation Class B (RMK)              1.55%
        9.  Allergan, Inc. (AGN)                           1.50%
        10. Amgen, Inc. (AMGN)                             1.43%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

MR. ALLINSON, WHAT CHANGES WERE MADE TO
THE INTERNATIONAL PORTION OF THE FUND AFTER
YOU BECAME CO-PORTFOLIO MANAGER IN APRIL?

Having managed large-cap international funds in the past, my analytical team and I were familiar with many of the international names held in the Fund. I kept select names, but repositioned the international portion of the portfolio to reflect our focus on globally dominant companies, those with dynamic leadership, a proven platform, financial strength, and brand power. My approach is to run a somewhat concentrated portfolio, so the total number of international positions was reduced.

GROWTH OF $10,000 INVESTMENT

[REPRESENTATION OF MOUNTAIN CHART]

                                          MSCI
                 WORLDWIDE               WORLD
 06/30/1992      10,000.00             10,000.00
 07/31/1992       9,926.69             10,022.26
 08/31/1992       9,706.74             10,262.68
 09/30/1992       9,765.40             10,165.31
 10/30/1992       9,838.71              9,886.70
 11/30/1992      10,256.60             10,060.47
 12/31/1992      10,359.24             10,138.61
 01/29/1993      10,227.27             10,169.48
 02/28/1993       9,868.04             10,407.34
 03/31/1993      10,256.60             11,007.67
 04/30/1993      10,417.89             11,514.79
 05/31/1993      10,740.47             11,777.12
 06/30/1993      10,703.81             11,675.29
 07/31/1993      10,630.50             11,912.79
 08/31/1993      11,429.62             12,455.91
 09/30/1993      11,671.55             12,222.80
 10/29/1993      12,265.40             12,556.67
 11/30/1993      12,162.76             11,843.42
 12/31/1993      13,455.39             12,420.05
 01/31/1994      13,942.91             13,236.32
 02/28/1994      13,755.40             13,062.11
 03/31/1994      12,765.37             12,496.05
 04/29/1994      12,742.87             12,879.41
 05/31/1994      12,720.37             12,909.63
 06/30/1994      12,562.87             12,870.82
 07/29/1994      13,162.89             13,112.57
 08/31/1994      13,800.40             13,504.47
 09/30/1994      13,695.40             13,146.66
 10/31/1994      13,875.41             13,517.59
 11/30/1994      13,395.39             12,928.33
 12/31/1994      13,165.19             13,050.49
 01/31/1995      12,849.35             12,851.47
 02/28/1995      13,041.93             13,035.70
 03/31/1995      13,488.73             13,660.85
 04/28/1995      14,051.09             14,133.78
 05/31/1995      14,297.60             14,251.48
 06/30/1995      14,721.28             14,243.90
 07/31/1995      15,691.92             14,953.37
 08/31/1995      15,399.19             14,617.02
 09/29/1995      15,768.95             15,039.59
 10/31/1995      15,360.67             14,799.57
 11/30/1995      15,553.26             15,310.21
 12/31/1995      15,881.43             15,754.60
 01/31/1996      16,057.27             16,036.34
 02/29/1996      16,632.74             16,130.71
 03/29/1996      16,960.44             16,395.79
 04/30/1996      17,639.82             16,777.96
 05/31/1996      17,823.65             16,789.10
 06/28/1996      17,687.78             16,870.64
 07/31/1996      16,680.70             16,271.03
 08/30/1996      17,160.26             16,454.67
 09/30/1996      17,336.10             17,095.51
 10/31/1996      17,104.31             17,211.47
 11/29/1996      17,655.80             18,172.58
 12/31/1996      18,097.52             17,878.13
 01/31/1997      18,213.80             18,090.24
 02/28/1997      18,271.94             18,294.92
 03/31/1997      18,122.44             17,929.63
 04/30/1997      18,404.82             18,512.28
 05/30/1997      19,517.75             19,651.55
 06/30/1997      20,032.69             20,628.30
 07/31/1997      20,921.37             21,575.01
 08/29/1997      19,899.80             20,128.34
 09/30/1997      20,937.98             21,218.46
 10/31/1997      19,991.16             20,098.28
 11/28/1997      19,775.22             20,450.52
 12/31/1997      20,006.68             20,696.33
 01/30/1998      20,499.50             21,269.66
 02/27/1998      21,759.99             22,704.99
 03/31/1998      22,593.99             23,660.26
 04/30/1998      22,840.40             23,887.92
 05/29/1998      23,285.84             23,584.98
 06/30/1998      23,029.95             24,141.13
 07/31/1998      22,935.18             24,098.81
 08/31/1998      19,494.90             20,881.56
 09/30/1998      19,172.67             21,247.28
 10/30/1998      19,921.38             23,164.38
 11/30/1998      20,859.64             24,538.32
 12/31/1998      21,932.56             25,733.41
 01/29/1999      22,648.40             26,293.15
 02/26/1999      22,131.40             25,589.99
 03/31/1999      22,827.36             26,651.72
 04/30/1999      23,244.93             27,698.62
 05/28/1999      22,777.65             26,682.75
 06/30/1999      23,205.16             27,923.53
 07/30/1999      23,483.54             27,836.00
 08/31/1999      23,582.97             27,782.73
 09/30/1999      23,563.08             27,509.56
 10/29/1999      25,004.71             28,935.73
 11/30/1999      28,027.14             29,746.02
 12/31/1999      32,630.03             32,150.01
 01/31/2000      30,944.72             30,305.20
 02/29/2000      34,898.70             30,383.29
 03/31/2000      34,094.94             32,479.58
 04/28/2000      30,452.10             31,102.54
 05/31/2000      29,220.53             30,311.41
 06/30/2000      31,385.50             31,328.30
 07/31/2000      29,972.44             30,442.63
 08/31/2000      31,644.77             31,429.11
 09/29/2000      29,402.03             29,754.25
 10/31/2000      27,807.47             29,252.07
 11/30/2000      24,877.64             27,472.42
 12/29/2000      25,405.03             27,913.17
 01/31/2001      26,004.13             28,450.68
 02/28/2001      22,862.91             26,043.11
 03/30/2001      20,596.05             24,328.15
 04/30/2001      22,441.92             26,121.47
 05/31/2001      21,826.63             25,781.09
 06/29/2001      21,017.04             24,969.71
 07/31/2001      20,401.75             24,635.96
 08/31/2001      18,960.67             23,449.82
 09/28/2001      17,341.48             21,380.39
 10/31/2001      17,843.43             21,788.65
 11/30/2001      18,814.94             23,074.36
 12/31/2001      18,976.86             23,217.08
 01/31/2002      18,313.00             22,511.34
 02/28/2002      17,454.83             22,313.35
 03/28/2002      18,458.72             23,296.25
 04/30/2002      17,665.32             22,504.42
 05/31/2002      17,422.44             22,541.94
 06/28/2002      15,916.60             21,170.34

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 6/30/92 to a $10,000 investment made in an unmanaged securities index on that date. The Funds performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Funds performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

        The Morgan Stanley Capital International (MSCI) World Index is an arithmetical average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

I positioned the international portfolio to be regionally neutral, meaning its country exposure is typically within a few percentage points of the Funds benchmark, the MSCI World Index. Consequently, I generally do not engage in currency hedging.

     In our repositioning of the foreign holdings, we targeted companies we refer to as the "best of breed," often the leaders in their individual markets, believing they may hold up better in the markets uncertain environment. At the end of the process, we felt that the portfolio was well positioned to benefit from an economic recovery, but also that the fundamental strength of our major foreign holdings might serve us in good stead in the event of continued market volatility.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                                  YEAR-TO-          1             5           10            SINCE
(INCEPTION DATE)                         DATE+          YEAR         YEARS       YEARS         INCEPTION
---------------------------------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
        With sales charge (5.75%)      (21.01%)       (29.22%)        --          --            (26.83%)
        Without sales charge           (16.23%)       (24.89%)        --          --            (25.07%)

CLASS B SHARES (12/31/99)
        With redemption*               (19.92%)       (28.15%)        --          --            (26.33%)
        Without redemption             (16.58%)       (25.16%)        --          --            (25.61%)

CLASS C SHARES (12/31/99)
        With redemption**              (17.76%)       (27.31%)        --          --            (26.19%)
        Without redemption             (16.93%)       (26.58%)        --          --            (26.19%)

CLASS F SHARES (12/29/89)              (16.13%)       (24.27%)      (4.50%)      4.76%            6.67%

CLASS R SHARES (12/31/99)              (16.00%)       (24.04%)        --          --            (24.72%)

CLASS T SHARES (12/31/99)
        With sales charge (4.50%)      (21.00%)       (30.04%)        --          --            (27.39%)
        Without sales charge           (17.28%)       (26.74%)        --          --            (26.04%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Funds historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Funds investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     + Total return is not annualized.

WHAT INDIVIDUAL HOLDINGS CONTRIBUTED MOST
TO THE FUNDS PERFORMANCE DURING THE HALF?

Many of the companies that performed well provide excellent examples of our best of "breed approach." For example, we were pleased with the return of automotive companies Porsche AG Preferred (which is seeing sales grow in response to rising global affluence) and Honda Motor Company Limited (whose models are gaining market share from their U.S. competitors).

     We also saw strong performance by Japans Sony Corporation, which benefited from increasing sales of digital entertainment products (notably its Playstation gaming console and software). In a similar vein, Canon, Inc. has done very well thanks to rising sales of its printer and digital camera products.

     Another global leader which was a major positive contributor to the Fund was U.K. beverage firm Diageo PLC. While not itself a household name, Diageo owns a stable of well-known brands such as Smirnoff and Jos Cuervo, brands which are often at or near the top of their respective markets. The companys strategic decision to focus its efforts on promoting these top brands helped keep Diageos revenue stream growing at a double-digit rate.

PORTFOLIO COMPOSITION

[REPRESENTATION OF PIE CHART]

54.54% United States
12.13% United Kingdom
9.22% Japan
4.92% France
4.61% Netherlands
3.68% Switzerland
1.85% Germany
1.57% Spain
1.57% Canada
1.47% Cash & Equivalents
4.44% Other Countries

The Funds portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     In the Funds domestic holdings, we saw positive returns from travel company Royal Caribbean Cruises Limited, one of the Funds largest positions throughout the half. While this stock had been beaten down along with other travel-related companies in the wake of the September 11 attacks, we felt that this created a very attractive valuation. Royal Caribbean is one of the top participants in an oligopolistic industry, where services are offered by only a few companies.

     Just as much of the Funds upward momentum was driven by a few key holdings, disappointments in a few major holdings made a disproportionate contribution on the downside. For example, our positions in the telecommunication sector (including Britains Vodafone Group PLC and Swedens LM Ericsson, both global leaders) were detrimental. Other companies exposed to the sluggish trends in corporate spending, such as Flextronics International Limited ADR, also put a drag on the Funds performance.

WHATS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

We still believe that signs point to a global economic recovery. Through the rest of the year, we believe positive economic data may increasingly translate into higher capital expenditures and growth in corporate earnings. With our focus squarely on finding the best companies the world has to offer, we have tried to position the Fund to capture this trend once it begins.



/s/ A. Edward Allinson, CFA                    /s/ John Jares, CFA
---------------------------                    -------------------
A. Edward Allinson, CFA                        John Jares, CFA
Co-Portfolio Manager                           Co-Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-54.6%
BANKS-3.9%
    16,900  Bank of America Corporation.................................  $ 1,189,083
    19,662  Fifth Third Bancorp.........................................    1,310,471
    23,300  Wells Fargo & Company.......................................    1,166,398
                                                                          -----------
                                                                            3,665,952
                                                                          -----------
BIOTECHNOLOGY-1.4%
    32,675  Amgen, Inc.*................................................    1,368,429
                                                                          -----------
BROADCASTING & CABLE TV-1.7%
    29,575  Clear Channel Communications, Inc.*.........................      946,992
    29,000  Comcast Corporation Special Class A*........................      679,470
                                                                          -----------
                                                                            1,626,462
                                                                          -----------
CASINOS & GAMING-0.8%
    26,375  Mandalay Resort Group*......................................      727,159
                                                                          -----------
COMPUTER & ELECTRONICS RETAIL-1.0%
    26,062  Best Buy Company, Inc.*.....................................      946,051
                                                                          -----------
COMPUTER HARDWARE-1.2%
    45,000  Dell Computer Corporation*..................................    1,176,300
                                                                          -----------
DEPARTMENT STORES-1.0%
    13,800  Kohl's Corporation*.........................................      967,104
                                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES-1.6%
    59,150  ARAMARK Corporation Class B*................................    1,475,793
                                                                          -----------
DIVERSIFIED FINANCIAL SERVICES-4.3%
    20,850  American Express Company....................................      757,272
    49,258  Citigroup, Inc..............................................    1,908,748
    15,000  H&R Block, Inc..............................................      692,250
    18,000  Merrill Lynch & Company, Inc................................      729,000
                                                                          -----------
                                                                            4,087,270
                                                                          -----------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

DRUG RETAIL-1.0%
    25,475  Walgreen Company............................................  $   984,099
                                                                          -----------
FOREST PRODUCTS-0.7%
    10,875  Weyerhaeuser Company........................................      694,369
                                                                          -----------
GENERAL MERCHANDISE STORES-1.2%
    21,075  Wal-Mart Stores, Inc........................................    1,159,336
                                                                          -----------
HEALTHCARE EQUIPMENT-1.9%
    27,375  Baxter International, Inc...................................    1,216,545
    14,000  Medtronic, Inc..............................................      599,900
                                                                          -----------
                                                                            1,816,445
                                                                          -----------
INDUSTRIAL CONGLOMERATES-2.2%
     5,000  3M Company..................................................      615,000
    51,850  General Electric Company....................................    1,506,243
                                                                          -----------
                                                                            2,121,243
                                                                          -----------
INDUSTRIAL MACHINERY-1.0%
    14,450  Illinois Tool Works, Inc....................................      995,894
                                                                          -----------
LEISURE FACILITIES-2.7%
   130,200  Royal Caribbean Cruises Limited.............................    2,538,900
                                                                          -----------
MANAGED HEALTHCARE-0.9%
     9,475  UnitedHealth Group, Inc.....................................      867,436
                                                                          -----------
MOTORCYCLE MANUFACTURERS-1.7%
    31,025  Harley-Davidson, Inc........................................    1,590,652
                                                                          -----------
MOVIES & ENTERTAINMENT-0.9%
    20,000  Viacom, Inc. Class B*.......................................      887,400
                                                                          -----------
NETWORKING EQUIPMENT-0.9%
    46,025  Brocade Communications Systems, Inc.*.......................      804,517
                                                                          -----------
OIL & GAS EQUIPMENT & SERVICES-0.9%
    17,550  Schlumberger Limited........................................      816,075
                                                                          -----------
PERSONAL PRODUCTS-3.2%
    87,625  Estee Lauder Companies, Inc. Class A........................    3,084,400
                                                                          -----------
PHARMACEUTICALS-5.3%
    21,450  Allergan, Inc...............................................    1,431,788
    30,175  Johnson & Johnson...........................................    1,576,946
    30,412  Pfizer, Inc.................................................    1,064,420
    19,200  Wyeth.......................................................      983,040
                                                                          -----------
                                                                            5,056,194
                                                                          -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

RAILROADS-2.6%
    34,300  CSX Corporation.............................................  $ 1,193,983
    20,000  Union Pacific Corporation...................................    1,265,600
                                                                          -----------
                                                                            2,459,583
                                                                          -----------
RESTAURANTS-1.0%
    33,600  McDonald's Corporation......................................      955,920
                                                                          -----------
SEMICONDUCTOR EQUIPMENT-1.5%
    10,725  KLA-Tencor Corporation*.....................................      471,793
    26,700  Novellus Systems, Inc.*.....................................      907,800
                                                                          -----------
                                                                            1,379,593
                                                                          -----------
SEMICONDUCTORS-3.2%
    38,300  Intel Corporation...........................................      699,741
    24,200  Maxim Integrated Products, Inc.*............................      927,586
    23,875  Micron Technology, Inc.*....................................      482,753
    40,800  Texas Instruments, Inc......................................      966,960
                                                                          -----------
                                                                            3,077,040
                                                                          -----------
SOFT DRINKS-1.6%
    13,575  Coca-Cola Company...........................................      760,200
    16,025  PepsiCo, Inc................................................      772,405
                                                                          -----------
                                                                            1,532,605
                                                                          -----------
SYSTEMS SOFTWARE-3.0%
    38,900  Microsoft Corporation*......................................    2,105,268
    39,075  VERITAS Software Corporation*...............................      773,294
                                                                          -----------
                                                                            2,878,562
                                                                          -----------
TOBACCO-0.3%
     6,625  Philip Morris Companies, Inc................................      289,380
                                                                          -----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$54,757,387)......................................................   52,030,163
                                                                          -----------

COMMON STOCKS (FOREIGN)-43.2%
AIR FREIGHT & LOGISTICS-0.5%
    38,200  Exel PLC (UK)...............................................      486,526
                                                                          -----------
APPAREL RETAIL-0.6%
    27,100  Fast Retailing Company Limited (JA).........................      587,872
                                                                          -----------
APPAREL, ACCESSORIES & LUXURY GOODS-0.8%
    14,525  LVMH Moet Hennessy Louis Vuitton SA (FR)....................      731,630
                                                                          -----------
AUTOMOBILE MANUFACTURERS-0.7%
    16,900  Honda Motor Company Limited (JA)............................      685,272
                                                                          -----------

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

BANKS-7.6%
    24,825  UBS AG (SZ).................................................  $ 1,248,590
    80,100  Banco Santander Central Hispano SA (SP).....................      636,053
   118,400  Barclays PLC (UK)...........................................      996,293
    21,250  BNP Paribas SA (FR).........................................    1,175,309
    81,975  HSBC Holdings PLC (UK)......................................      942,837
    74,825  Lloyds TSB Group PLC (UK)...................................      744,828
        89  Mitsubishi Tokyo Financial Group, Inc. (JA).................      599,986
    81,475  Standard Chartered PLC (UK).................................      869,398
                                                                          -----------
                                                                            7,213,294
                                                                          -----------
CONSTRUCTION MATERIALS-1.0%
    56,325  CRH PLC (IE)................................................      942,922
                                                                          -----------
CONSUMER ELECTRONICS-4.7%
    31,425  Koninklijke (Royal) Philips Electronics NV (NE).............      877,417
    76,000  Matsushita Electric Industrial Company Limited (JA).........    1,036,743
     8,800  Nintendo Company Limited (JA)...............................    1,295,887
    24,900  Sony Corporation (JA).......................................    1,315,052
                                                                          -----------
                                                                            4,525,099
                                                                          -----------
DISTILLERS & VINTNERS-1.2%
    89,425  Diageo PLC (UK).............................................    1,161,434
                                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES-0.6%
   259,950  Hays PLC (UK)...............................................      610,248
                                                                          -----------
DIVERSIFIED FINANCIAL SERVICES-3.4%
    86,500  Amvescap PLC (UK)...........................................      704,790
    45,900  ING Groep NV (NE)...........................................    1,178,667
   265,000  Nikko Cordial Corporation (JA)..............................    1,337,646
                                                                          -----------
                                                                            3,221,103
                                                                          -----------
ELECTRIC UTILITIES-0.5%
    31,575  Endesa SA (SP)..............................................      458,734
                                                                          -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS-1.5%
    60,195  AU Optronics Corporation ADR (TW)*..........................      500,220
   124,985  Flextronics International Limited ADR (SG)*.................      891,143
                                                                          -----------
                                                                            1,391,363
                                                                          -----------
INDUSTRIAL CONGLOMERATES-0.5%
    69,000  Hutchison Whampoa Limited (HK)..............................      515,308
                                                                          -----------
INTEGRATED OIL & GAS-3.2%
   160,275  BP PLC (UK).................................................    1,346,212
    16,350  Royal Dutch Petroleum Company (NE)..........................      910,756
     4,850  TotalFinaElf SA (FR)........................................      787,496
                                                                          -----------
                                                                            3,044,464
                                                                          -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-0.4%
    48,125  Telefonica SA (SP)*.........................................  $   404,012
                                                                          -----------
IT CONSULTING & SERVICES-0.3%
    67,800  Satyam Computer Services Limited (IN).......................      319,514
                                                                          -----------
MULTI-LINE INSURANCE-0.9%
    49,525  Axa (FR)....................................................      905,880
                                                                          -----------
MULTI-UTILITIES-1.2%
    41,150  Suez SA (FR)................................................    1,097,333
                                                                          -----------
OFFICE ELECTRONICS-1.0%
    24,000  Canon, Inc. (JA)............................................      907,088
                                                                          -----------
OIL & GAS EXPLORATION & PRODUCTION-0.5%
    15,850  Encana Corporation (CA).....................................      486,682
                                                                          -----------
PACKAGED FOODS & MEATS-1.0%
    14,325  Unilever NV (NE)............................................      938,022
                                                                          -----------
PAPER PRODUCTS-1.1%
   109,625  Abitibi-Consolidated, Inc. (CA).............................    1,010,548
                                                                          -----------
PHARMACEUTICALS-2.6%
    56,250  GlaxoSmithKline PLC (UK)....................................    1,215,892
    29,250  Novartis AG (SZ)............................................    1,286,395
                                                                          -----------
                                                                            2,502,287
                                                                          -----------
PUBLISHING-1.7%
    89,250  Pearson PLC (UK)............................................      887,738
    74,750  Reed Elsevier PLC (UK)......................................      710,467
                                                                          -----------
                                                                            1,598,205
                                                                          -----------
REINSURANCE-2.1%
    18,900  Converium Holding AG (SZ)*..................................      976,623
     4,150  Muenchener Rueckversicherungs-Gesellschaft AG (GE)..........      981,654
                                                                          -----------
                                                                            1,958,277
                                                                          -----------
SEMICONDUCTOR EQUIPMENT-0.5%
    31,250  ASM Holding NV (NE)*........................................      494,753
                                                                          -----------
SYSTEMS SOFTWARE-0.4%
    28,800  Check Point Software Technologies Limited ADR (IS)*.........      390,528
                                                                          -----------
TELECOMMUNICATIONS EQUIPMENT-0.7%
   436,800  Telefonaktiebolaget LM Ericsson (SW)........................      660,652
                                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES-2.0%
       420  NTT DoCoMo, Inc. (JA).......................................    1,033,740
   650,650  Vodafone Group PLC (UK).....................................      892,660
                                                                          -----------
                                                                            1,926,400
                                                                          -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$44,171,650)......................................................   41,175,450
                                                                          -----------

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

PREFERRED STOCKS (FOREIGN)-0.8%
AUTOMOBILE MANUFACTURERS-0.8%
     1,650  Porsche AG Preferred (GE)...................................  $   782,222
                                                                          -----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$738,792).........................................................      782,222
                                                                          -----------
PRINCIPAL                                                                  AMORTIZED
VALUE                                                                         COST
--------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-0.5%
AIR FREIGHT & LOGISTICS-0.5%
$  500,000  United Parcel Service, Inc. 1.88% 7/1/02....................  $   500,000
                                                                          -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$500,000)...............................................      500,000
                                                                          -----------
TOTAL INVESTMENTS-99.1%.................................................   94,487,835
(TOTAL COST-$100,167,829)
OTHER ASSETS AND LIABILITIES-0.9%.......................................      904,517
                                                                          -----------
NET ASSETS-100.0%.......................................................  $95,392,352
                                                                          ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost..............................  $100,167,829
                                                              ------------
Investment securities, at market............................    94,487,835
Cash........................................................       280,801
Foreign currency (cost $37,629).............................        39,629
Receivables:
  Investment securities sold................................     3,870,144
  Capital shares sold.......................................       112,046
  Dividends.................................................       102,993
  From transfer agent.......................................         5,013
Other assets................................................        76,922
                                                              ------------
    Total Assets............................................    98,975,383
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................     3,240,793
  Capital shares redeemed...................................       182,162
  Advisory fees.............................................        81,789
  Shareholder servicing fees................................        11,716
  Accounting fees...........................................         6,332
  Distribution fees.........................................        23,365
  Other.....................................................        36,874
                                                              ------------
    Total Liabilities.......................................     3,583,031
                                                              ------------
Net Assets..................................................  $ 95,392,352
                                                              ============

Net Assets--Class A.........................................  $    706,853
Shares Outstanding--Class A.................................        72,066
Net Asset Value and Redemption Price Per Share..............  $       9.81
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................  $      10.41

Net Assets--Class B.........................................  $  1,833,817
Shares Outstanding--Class B.................................       190,807
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $       9.61

Net Assets--Class C.........................................  $    272,156
Shares Outstanding--Class C.................................        28,897
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $       9.42

Net Assets--Class F.........................................  $ 76,878,573
Shares Outstanding--Class F.................................     7,824,326
Net Asset Value, Offering and Redemption Price Per Share....  $       9.83

Net Assets--Class R.........................................  $ 15,627,486
Shares Outstanding--Class R.................................     1,574,729
Net Asset Value, Offering and Redemption Price Per Share....  $       9.92

Net Assets--Class T.........................................  $     73,467
Shares Outstanding--Class T.................................         7,752
Net Asset Value and Redemption Price Per Share..............  $       9.48
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $       9.93

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    746,547
  Interest..................................................        51,211
  Foreign taxes withheld....................................       (44,141)
                                                              ------------
    Total Investment Income.................................       753,617
                                                              ------------
Expenses:
  Advisory fees--Note 2.....................................       558,050
  Shareholder servicing fees--Note 2........................        73,805
  Accounting fees--Note 2...................................        19,152
  Distribution fees--Note 2.................................       122,281
  Transfer agency fees--Note 2..............................        55,036
  Registration fees--Note 2.................................        32,390
  Postage and mailing expenses..............................         9,896
  Custodian fees and expenses--Note 2.......................        28,032
  Printing expenses.........................................        22,907
  Legal and audit fees......................................         7,341
  Directors' fees and expenses..............................         3,695
  Other expenses............................................        50,855
                                                              ------------
    Total Expenses..........................................       983,440
    Earnings Credits........................................        (2,291)
    Reimbursed Expenses.....................................        (1,105)
    Expense Offset to Broker Commissions....................        (2,151)
                                                              ------------
    Net Expenses............................................       977,893
                                                              ------------
  Net Investment (Loss).....................................      (224,276)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions..............    (7,778,245)
Net Realized Gain from Foreign Currency Transactions........        23,999
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions...............   (11,125,961)
                                                              ------------
    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions.......................   (18,880,207)
                                                              ------------
Net (Decrease) in Net Assets Resulting from Operations......  $(19,104,483)
                                                              ============

Purchases of long-term securities...........................  $125,411,830
Proceeds from sales of long-term securities.................  $127,338,047

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                               SIX MONTHS       YEAR
                                                                 ENDED         ENDED
                                                                6/30/02       12/31/01
                                                              ------------  ------------
OPERATIONS
Net Investment (Loss).......................................  $   (224,276) $   (735,480)
Net Realized (Loss) from Security Transactions..............    (7,778,245)  (52,549,235)
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................        23,999       (90,311)
Net Change in Unrealized Appreciation/Depreciation..........   (11,125,961)    3,832,017
                                                              ------------  ------------
  Net (Decrease) in Net Assets Resulting from Operations....   (19,104,483)  (49,543,009)
                                                              ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions and
  Foreign Currency Transactions
  Class A...................................................             0             0
  Class B...................................................             0             0
  Class C...................................................             0             0
  Class F...................................................             0             0
  Class R...................................................             0             0
  Class T...................................................             0             0
                                                              ------------  ------------
Net (Decrease) from Dividends and Distributions.............             0             0
                                                              ------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                                               SIX MONTHS       YEAR
                                                                 ENDED          ENDED
                                                                6/30/02       12/31/01
                                                              ------------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...................................................  $  3,079,631  $   9,456,530
  Class B...................................................       331,464      1,016,341
  Class C...................................................        23,761        283,134
  Class F...................................................    19,169,724     78,279,419
  Class R...................................................     2,972,790      3,359,636
  Class T...................................................     1,559,000        499,342
Reinvested dividends and distributions
  Class A...................................................             0              0
  Class B...................................................             0              0
  Class C...................................................             0              0
  Class F...................................................             0              0
  Class R...................................................             0              0
  Class T...................................................             0              0
                                                              ------------  -------------
                                                                27,136,370     92,894,402
Cost of shares redeemed
  Class A...................................................    (3,200,285)    (8,913,279)
  Class B...................................................      (234,652)      (585,505)
  Class C...................................................       (74,035)      (160,521)
  Class F...................................................   (28,360,555)  (111,219,855)
  Class R...................................................    (3,552,579)    (5,260,816)
  Class T...................................................    (1,563,639)      (432,860)
                                                              ------------  -------------
                                                               (36,985,745)  (126,572,836)
                                                              ------------  -------------
Net (Decrease) from Capital Share Transactions..............    (9,849,375)   (33,678,434)
                                                              ------------  -------------
Net (Decrease) in Net Assets................................   (28,953,858)   (83,221,443)

NET ASSETS
  Beginning of period.......................................  $124,346,210  $ 207,567,653
                                                              ------------  -------------
  End of period.............................................  $ 95,392,352  $ 124,346,210
                                                              ============  =============

Net Assets consist of:
Capital (par value and paid-in surplus).....................  $171,978,817  $ 181,828,192
Accumulated undistributed net investment (loss).............      (228,085)        (3,809)
Accumulated undistributed net realized (loss) from security
  transactions..............................................   (70,688,657)   (62,934,411)
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions.............................    (5,669,723)     5,456,238
                                                              ------------  -------------
Total.......................................................  $ 95,392,352  $ 124,346,210
                                                              ============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                              SIX MONTHS       YEAR ENDED
                                                                ENDED         DECEMBER 31,
                                                               JUNE 30,   --------------------
                                                                 2002       2001       2000
                                                              ----------  ---------  ---------
CLASS A SHARES
Net Asset Value, beginning of period........................   $ 11.71     $ 15.78    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.09)      (0.09)     (0.09)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (1.81)      (3.98)     (5.44)
                                                               -------     -------    -------
        Total from investment operations....................     (1.90)      (4.07)     (5.53)
Less distributions:
    From net investment income..............................      0.00        0.00       0.00
    From net realized gains.................................      0.00        0.00      (3.87)
                                                               -------     -------    -------
        Total distributions.................................      0.00        0.00      (3.87)
Net Asset Value, end of period..............................   $  9.81     $ 11.71    $ 15.78
                                                               =======     =======    =======
Total Return/Ratios
    Total return*...........................................    (16.23%)    (25.79%)   (21.82%)
    Net assets, end of period (000s)........................   $   707     $ 1,003    $   800
    Net expenses to average net assets#.....................      2.14%**     2.09%      1.41%
    Gross expenses to average net assets#...................      2.15%**     2.10%      1.43%
    Net investment (loss) to average net assets.............     (0.79%)**    (0.96%)    (0.35%)
    Portfolio turnover rate@................................       190%        145%       210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                              SIX MONTHS       YEAR ENDED
                                                                ENDED         DECEMBER 31,
                                                               JUNE 30,   --------------------
                                                                 2002       2001       2001
                                                              ----------  ---------  ---------
CLASS B SHARES
Net Asset Value, beginning of period........................   $ 11.52     $ 15.57    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.06)      (0.15)     (0.11)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (1.85)      (3.90)     (5.63)
                                                               -------     -------    -------
        Total from investment operations....................     (1.91)      (4.05)     (5.74)
Less distributions:
    From net investment income..............................      0.00        0.00       0.00
    From net realized gains.................................      0.00        0.00      (3.87)
                                                               -------     -------    -------
        Total distributions.................................      0.00        0.00      (3.87)
Net Asset Value, end of period..............................   $  9.61     $ 11.52    $ 15.57
                                                               =======     =======    =======
Total Return/Ratios
    Total return*...........................................    (16.58%)    (26.01%)   (22.67%)
    Net assets, end of period (000s)........................   $ 1,834     $ 2,089    $ 2,329
    Net expenses to average net assets#.....................      2.72%**     2.53%      2.21%
    Gross expenses to average net assets#...................      2.73%**     2.54%      2.25%
    Net investment (loss) to average net assets.............     (1.36%)**    (1.43%)    (1.40%)
    Portfolio turnover rate@................................       190%        145%       210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                              SIX MONTHS       YEAR ENDED
                                                                ENDED         DECEMBER 31,
                                                               JUNE 30,   --------------------
                                                                 2002       2001       2001
                                                              ----------  ---------  ---------
CLASS C SHARES
Net Asset Value, beginning of period........................   $ 11.34     $ 15.56    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.20)      (0.30)     (0.11)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (1.72)      (3.92)     (5.64)
                                                               -------     -------    -------
        Total from investment operations....................     (1.92)      (4.22)     (5.75)
Less distributions:
    From net investment income..............................      0.00        0.00       0.00
    From net realized gains.................................      0.00        0.00      (3.87)
                                                               -------     -------    -------
        Total distributions.................................      0.00        0.00      (3.87)
Net Asset Value, end of period..............................   $  9.42     $ 11.34    $ 15.56
                                                               =======     =======    =======
Total Return/Ratios
    Total return............................................    (16.93%)    (27.12%)   (22.70%)
    Net assets, end of period (000s)........................   $   272     $   380    $   375
    Net expenses to average net assets#, +..................      3.75%**     4.17%      2.21%
    Gross expenses to average net assets#, +................      3.75%**     4.18%      2.25%
    Net investment (loss) to average net assets, +..........     (2.41%)**    (3.07%)    (1.31%)
    Portfolio turnover rate@................................       190%        145%       210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2002. Had these fees not been reimbursed, the net expense ratio would have been 3.88%. The gross expense ratio would have been 3.88%. The net investment (loss) ratio would have been (2.54%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS
                                                             ENDED                      YEAR ENDED DECEMBER 31,
                                                            JUNE 30,   ----------------------------------------------------------
                                                              2002        2001        2000        1999        1998        1997
                                                           ----------  ----------  ----------  ----------  ----------  ----------
CLASS F SHARES
Net Asset Value, beginning of period.....................   $ 11.72     $  15.69    $  25.17    $  22.06    $  21.11    $  21.79
Income from investment operations:
    Net investment income (loss).........................     (0.06)       (0.14)      (0.16)      (0.06)       0.08        0.02
    Net gain (loss) on securities (both realized and
       unrealized).......................................     (1.83)       (3.83)      (5.45)      10.11        1.90        2.22
                                                            -------     --------    --------    --------    --------    --------
        Total from investment operations.................     (1.89)       (3.97)      (5.61)      10.05        1.98        2.24
Less distributions:
    From net investment income...........................      0.00         0.00        0.00        0.00       (0.09)      (0.04)
    From net realized gains..............................      0.00         0.00       (3.87)      (6.94)      (0.94)      (2.88)
                                                            -------     --------    --------    --------    --------    --------
        Total distributions..............................      0.00         0.00       (3.87)      (6.94)      (1.03)      (2.92)
Net Asset Value, end of period...........................   $  9.83     $  11.72    $  15.69    $  25.17    $  22.06    $  21.11
                                                            =======     ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.........................................    (16.13%)     (25.30%)    (22.14%)     48.78%       9.63%      10.60%
    Net assets, end of period (000s).....................   $76,879     $101,592    $176,405    $284,839    $272,053    $308,877
    Net expenses to average net assets#..................      1.79%**      1.60%       1.52%       1.53%       1.47%       1.45%
    Gross expenses to average net assets#................      1.79%**      1.61%       1.54%       1.55%       1.49%       1.47%
    Net investment income (loss) to average net assets...     (0.44%)**     (0.50%)     (0.67%)     (0.27%)      0.33%      0.18%
    Portfolio turnover rate@.............................       190%         145%        210%        157%         86%         82%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                              SIX MONTHS       YEAR ENDED
                                                                ENDED         DECEMBER 31,
                                                               JUNE 30,   --------------------
                                                                 2002       2001       2001
                                                              ----------  ---------  ---------
CLASS R SHARES
Net Asset Value, beginning of period........................   $ 11.81     $ 15.75    $ 25.18
Income from investment operations:
    Net investment (loss)...................................      0.00^      (0.02)      0.00^
    Net (loss) on securities (both realized and
     unrealized)............................................     (1.89)      (3.92)     (5.56)
                                                               -------     -------    -------
        Total from investment operations....................     (1.89)      (3.94)     (5.56)
Less distributions:
    From net investment income..............................      0.00        0.00       0.00
    From net realized gains.................................      0.00        0.00      (3.87)
                                                               -------     -------    -------
        Total distributions.................................      0.00        0.00      (3.87)
Net Asset Value, end of period..............................   $  9.92     $ 11.81    $ 15.75
                                                               =======     =======    =======
Total Return/Ratios
    Total return............................................    (16.00%)    (25.02%)   (21.94%)
    Net assets, end of period (000s)........................   $15,627     $19,193    $27,611
    Net expenses to average net assets#.....................      1.38%**     1.24%      1.22%
    Gross expenses to average net assets#...................      1.38%**     1.25%      1.26%
    Net investment (loss) to average net assets.............     (0.02%)**    (0.14%)    (0.49%)
    Portfolio turnover rate@................................       190%        145%       210%

  ^ Net investment (loss) for the six months ended June 30, 2002 and the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                              SIX MONTHS        YEAR ENDED
                                                                 ENDED         DECEMBER 31,
                                                               JUNE 30,    --------------------
                                                                 2002        2001       2001
                                                              -----------  ---------  ---------
CLASS T SHARES
Net Asset Value, beginning of period........................   $  11.46     $ 15.65    $ 25.18
Income from investment operations:
    Net investment (loss)...................................      (0.23)      (0.26)     (0.06)
    Net (loss) on securities (both realized and
      unrealized)...........................................      (1.75)      (3.93)     (5.60)
                                                               --------     -------    -------
        Total from investment operations....................      (1.98)      (4.19)     (5.66)
Less distributions:
    From net investment income..............................       0.00        0.00       0.00
    From net realized gains.................................       0.00        0.00      (3.87)
                                                               --------     -------    -------
        Total distributions.................................       0.00        0.00      (3.87)
Net Asset Value, end of period..............................   $   9.48     $ 11.46    $ 15.65
                                                               ========     =======    =======
Total Return/Ratios
    Total return*...........................................     (17.28%)    (26.77%)   (22.34%)
    Net assets, end of period (000s)........................   $     73     $    90    $    48
    Net expenses to average net assets#, +..................       4.28%**     3.74%      1.72%
    Gross expenses to average net assets#, +................       4.29%**     3.75%      1.76%
    Net investment (loss) to average net assets+............      (2.37%)**    (2.72%)    (0.76%)
    Portfolio turnover rate@................................        190%        145%       210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 5.47% (2002) and 10.01% (2001). The gross expense ratios would have been 5.48% (2002) and 10.02% (2001). The net investment (loss) ratios would have been (3.56%)
     (2002) and (8.99%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund".) The Fund offers
Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2002 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the

Fund's shares. The Distributor retained $288 during the six months ended
June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $2,426 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $1,232, $2,489, $405, and $188, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, the fee is computed by applying the following rates, as applicable, to the domestic assets and foreign assets, with the proportions of domestic and foreign assets recalculated monthly.

ON ASSETS IN EXCESS OF  BUT NOT EXCEEDING  DOMESTIC FEE  FOREIGN FEE
----------------------  -----------------  ------------  -----------
$0...............         $500 million          0.06%         0.10%
$500 million.....           $1 billion          0.04%        0.065%
$1 billion.......                               0.02%         0.02%

  Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $7,467, $1,214, $113,412, and $188, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,336, $2,646, $2,054, $18,454, $4,867, and $2,033, respectively, for state registration fees. During the six months ended June 30, 2002, Class C and Class T shares were reimbursed $208 and $897, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income...............................  $          0
Accumulated Capital Losses..................................  $ 57,931,242
Post-October Capital Loss Deferral..........................  $  3,080,975
Post-October Currency Loss Deferral.........................  $      7,452
Federal Tax Cost............................................  $101,439,559
Unrealized Appreciation.....................................  $  3,922,578
Unrealized (Depreciation)...................................  $(10,874,302)
Net (Depreciation)..........................................  $ (6,951,724)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                SIX MONTHS          YEAR
                                                                   ENDED            ENDED
                                                                  6/30/02         12/31/01
                                                              ---------------  ---------------
CLASS A
      Shares sold...........................................          276,028          685,596
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................         (289,557)        (650,709)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........          (13,529)          34,887
CLASS B
      Shares sold...........................................           30,787           76,577
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................          (21,272)         (44,885)
      NET INCREASE IN SHARES OUTSTANDING....................            9,515           31,692
CLASS C
      Shares sold...........................................            2,139           20,922
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................           (6,781)         (11,501)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........           (4,642)           9,421
CLASS F
      Shares sold...........................................        1,728,363        5,920,515
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................       (2,574,638)      (8,494,575)
      NET (DECREASE) IN SHARES OUTSTANDING..................         (846,275)      (2,574,060)
CLASS R
      Shares sold...........................................          265,002          265,820
      Shares issued for dividends reinvested................                0                0
      Shares redeemed ......................................         (315,623)        (393,536)
      NET (DECREASE) IN SHARES OUTSTANDING..................          (50,621)        (127,716)
CLASS T
      Shares sold...........................................          142,397           42,061
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................         (142,507)         (37,241)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........             (110)           4,820

                      This page intentionally left blank.

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND
P.O. Box 173655
Denver, CO  80217-3655
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
FOUNDERS ASSET MANAGEMENT LLC
A MELLON FINANCIAL COMPANY(SM)
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund
and its directors is available in the
Funds Statement of Additional
Information, which can be obtained free
of charge by contacting the Fund.

     This report is authorized for
distribution to prospective investors
only if preceded or accompanied by a
current prospectus, which contains more
complete information including charges,
expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
August 21, 2002

         (C)2002, Founders Asset

Management LLC, Broker-Dealer.
                            A-636-WWG-02

        Dreyfus Founders
        Worldwide
        Growth Fund




        SEMIANNUAL REPORT       June 30, 2002

















                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY

TABLE OF CONTENTS

Management Overview                      3

Statement of Investments                10

Statement of Assets and Liabilities     16

Statement of Operations                 18

Statements of Changes in Net Assets     19

Financial Highlights                    21

Notes to Financial Statements           27

Your Board Representatives              33


PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? Its a simple, reliable process: when new documents such as this Semiannual Report are available, well send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and save costs related to paper waste by enrolling today at www.founders.com/ecommunications

The views expressed herein are current to the date of this report. The views and the composition of the Funds portfolio are subject to change at any time based on market and other conditions. The Funds percentage holdings as of June 30, 2002 are included in the Statement of Investments.

            - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF A. EDWARD ALLINSON, CFA AND JOHN JARES, CFA]

A DISCUSSION WITH CO-PORTFOLIO
MANAGERS A. EDWARD ALLINSON, CFA
AND JOHN JARES, CFA


HOW DID THE FUND PERFORM RELATIVE TO ITS
BENCHMARK IN THE SIX MONTHS ENDED JUNE 30?

Foreign and domestic markets struggled through the first half of the year, declining despite signs that a global economic recovery was in progress.
The Dreyfus Founders Worldwide Growth Fund fell during the period, underperforming the -8.82% return posted by its benchmark, the Morgan Stanley Capital International (MSCI) World Index. (See pages 6 and 7 for the Funds total returns and for an index description.)

WHAT BROAD MARKET FACTORS MOST IMPACTED
THE FUNDS PERFORMANCE DURING THE PERIOD?

There was an optimistic feeling in the air as we ended the fourth quarter of 2001. The U.S. economy seemed to be pulling out of its recession, posting strong first-quarter numbers in both gross domestic product growth and consumer spending. Since the U.S. represents such a large market for companies around the world, this was taken as a very positive sign that long-term downward trends in corporate profitability and capital spending might begin to reverse during the first half.

[SIDENOTE]

"IN OUR REPOSITIONING OF THE
FOREIGN HOLDINGS, WE TARGETED
COMPANIES WE REFER TO AS THE
'BEST OF BREED,' OFTEN THE LEADERS
IN THEIR INDIVIDUAL MARKETS."

PERFORMANCE HIGHLIGHTS

- While global economic growth did begin to show signs of renewed vigor in the first six months of 2002, this did not translate into corporate demand.

- The Funds limited exposure to Japanese companies was detrimental to performance.

- The Funds upward momentum was driven by a few key holdings, but disappointments in several major positions made a disproportionate contribution on the downside.

- We continue to focus squarely on finding the best companies the world has to offer and on trying to position the Fund to benefit from an eventual economic recovery.

     Our hopes were dashed almost immediately, as cautious investors chose to sell and lock in profits they had made in the waning months of 2001. Instead of rebounding, corporate earnings declined sharply in the opening months of the year, and an increase in capital expenditures seemed nowhere in sight. Eventually, doubts about the nature and strength of the broad recovery began to creep in. These, in addition to general fears about tensions in the Middle East and Americas war on terror, encouraged investors to continue along the defensive course they had charted in 2001.

     This manifested itself in a global distaste for growth stocks, which are not typically favored in an uncertain market. Investors preferred value stocks, and entire sectors of "traditional" growth opportunity -- such as information technology (IT) and telecommunicationswere shunned, to the detriment of the Fund.

WHAT MANAGEMENT DECISIONS HAD THE
MOST IMPACT ON THE FUNDS PERFORMANCE?

In the first quarter, we anticipated that economic growth would accelerate in key markets around the world, that corporate profits and spending would rise, and that stock markets would react positively to these developments. We therefore took positions in many companies that stood to benefit from these trends. This resulted in the portfolio being overweight (compared to its benchmark) in IT stocks, and heavily weighted in telecommunications and healthcare stocks.

     While global economic growth did begin to show signs of renewed vigor, this did not translate into the kind of corporate demand scenario we had envisioned. Instead, many businesses chose to devote their efforts to restructuring and cost cutting -- actions which may well be beneficial in the longer run, but which did little to bolster the shorter-term prospects of many traditional growth companies. As a result, the Funds performance was hurt by our weightings in these sectors. Though we still believe that a turnaround in business profit and spending trends is in the works, we may not see such improvement for a while.

     Japan was an area of missed opportunity in the first half. The Funds exposure to Japan was well underweight its benchmark index in the first quarter -- the economy there had been battling serious structural problems for some time, and our bottom-up research was simply not locating many attractive potential investments. But the Japanese market performed strongly in the first quarter; and at the same time, the Japanese yen gained strength against the U.S. dollar. By the end of the half, we had increased or initiated many positions in promising Japanese companies, and the country was the third-largest weighting in the Fund at the end of June.

LARGEST EQUITY HOLDINGS (ticker symbol)

        1.  Este Lauder Companies, Inc. Class A (EL)       3.23%
        2.  Royal Caribbean Cruises Limited (RCL)          2.66%
        3.  Microsoft Corporation (MSFT)                   2.21%
        4.  Citigroup, Inc. (C)                            2.00%
        5.  Harley-Davidson, Inc. (HDI)                    1.67%
        6.  Johnson & Johnson (JNJ)                        1.65%
        7.  General Electric Company (GE)                  1.58%
        8.  ARAMARK Corporation Class B (RMK)              1.55%
        9.  Allergan, Inc. (AGN)                           1.50%
        10. Amgen, Inc. (AMGN)                             1.43%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

MR. ALLINSON, WHAT CHANGES WERE MADE TO
THE INTERNATIONAL PORTION OF THE FUND AFTER
YOU BECAME CO-PORTFOLIO MANAGER IN APRIL?

Having managed large-cap international funds in the past, my analytical team and I were familiar with many of the international names held in the Fund. I kept select names, but repositioned the international portion of the portfolio to reflect our focus on globally dominant companies, those with dynamic leadership, a proven platform, financial strength, and brand power. My approach is to run a somewhat concentrated portfolio, so the total number of international positions was reduced.

GROWTH OF $10,000 INVESTMENT

[REPRESENTATION OF MOUNTAIN CHART]

                                          MSCI
                 WORLDWIDE               WORLD
 06/30/1992      10,000.00             10,000.00
 07/31/1992       9,926.69             10,022.26
 08/31/1992       9,706.74             10,262.68
 09/30/1992       9,765.40             10,165.31
 10/30/1992       9,838.71              9,886.70
 11/30/1992      10,256.60             10,060.47
 12/31/1992      10,359.24             10,138.61
 01/29/1993      10,227.27             10,169.48
 02/28/1993       9,868.04             10,407.34
 03/31/1993      10,256.60             11,007.67
 04/30/1993      10,417.89             11,514.79
 05/31/1993      10,740.47             11,777.12
 06/30/1993      10,703.81             11,675.29
 07/31/1993      10,630.50             11,912.79
 08/31/1993      11,429.62             12,455.91
 09/30/1993      11,671.55             12,222.80
 10/29/1993      12,265.40             12,556.67
 11/30/1993      12,162.76             11,843.42
 12/31/1993      13,455.39             12,420.05
 01/31/1994      13,942.91             13,236.32
 02/28/1994      13,755.40             13,062.11
 03/31/1994      12,765.37             12,496.05
 04/29/1994      12,742.87             12,879.41
 05/31/1994      12,720.37             12,909.63
 06/30/1994      12,562.87             12,870.82
 07/29/1994      13,162.89             13,112.57
 08/31/1994      13,800.40             13,504.47
 09/30/1994      13,695.40             13,146.66
 10/31/1994      13,875.41             13,517.59
 11/30/1994      13,395.39             12,928.33
 12/31/1994      13,165.19             13,050.49
 01/31/1995      12,849.35             12,851.47
 02/28/1995      13,041.93             13,035.70
 03/31/1995      13,488.73             13,660.85
 04/28/1995      14,051.09             14,133.78
 05/31/1995      14,297.60             14,251.48
 06/30/1995      14,721.28             14,243.90
 07/31/1995      15,691.92             14,953.37
 08/31/1995      15,399.19             14,617.02
 09/29/1995      15,768.95             15,039.59
 10/31/1995      15,360.67             14,799.57
 11/30/1995      15,553.26             15,310.21
 12/31/1995      15,881.43             15,754.60
 01/31/1996      16,057.27             16,036.34
 02/29/1996      16,632.74             16,130.71
 03/29/1996      16,960.44             16,395.79
 04/30/1996      17,639.82             16,777.96
 05/31/1996      17,823.65             16,789.10
 06/28/1996      17,687.78             16,870.64
 07/31/1996      16,680.70             16,271.03
 08/30/1996      17,160.26             16,454.67
 09/30/1996      17,336.10             17,095.51
 10/31/1996      17,104.31             17,211.47
 11/29/1996      17,655.80             18,172.58
 12/31/1996      18,097.52             17,878.13
 01/31/1997      18,213.80             18,090.24
 02/28/1997      18,271.94             18,294.92
 03/31/1997      18,122.44             17,929.63
 04/30/1997      18,404.82             18,512.28
 05/30/1997      19,517.75             19,651.55
 06/30/1997      20,032.69             20,628.30
 07/31/1997      20,921.37             21,575.01
 08/29/1997      19,899.80             20,128.34
 09/30/1997      20,937.98             21,218.46
 10/31/1997      19,991.16             20,098.28
 11/28/1997      19,775.22             20,450.52
 12/31/1997      20,006.68             20,696.33
 01/30/1998      20,499.50             21,269.66
 02/27/1998      21,759.99             22,704.99
 03/31/1998      22,593.99             23,660.26
 04/30/1998      22,840.40             23,887.92
 05/29/1998      23,285.84             23,584.98
 06/30/1998      23,029.95             24,141.13
 07/31/1998      22,935.18             24,098.81
 08/31/1998      19,494.90             20,881.56
 09/30/1998      19,172.67             21,247.28
 10/30/1998      19,921.38             23,164.38
 11/30/1998      20,859.64             24,538.32
 12/31/1998      21,932.56             25,733.41
 01/29/1999      22,648.40             26,293.15
 02/26/1999      22,131.40             25,589.99
 03/31/1999      22,827.36             26,651.72
 04/30/1999      23,244.93             27,698.62
 05/28/1999      22,777.65             26,682.75
 06/30/1999      23,205.16             27,923.53
 07/30/1999      23,483.54             27,836.00
 08/31/1999      23,582.97             27,782.73
 09/30/1999      23,563.08             27,509.56
 10/29/1999      25,004.71             28,935.73
 11/30/1999      28,027.14             29,746.02
 12/31/1999      32,630.03             32,150.01
 01/31/2000      30,944.72             30,305.20
 02/29/2000      34,898.70             30,383.29
 03/31/2000      34,094.94             32,479.58
 04/28/2000      30,452.10             31,102.54
 05/31/2000      29,220.53             30,311.41
 06/30/2000      31,385.50             31,328.30
 07/31/2000      29,972.44             30,442.63
 08/31/2000      31,644.77             31,429.11
 09/29/2000      29,402.03             29,754.25
 10/31/2000      27,807.47             29,252.07
 11/30/2000      24,877.64             27,472.42
 12/29/2000      25,405.03             27,913.17
 01/31/2001      26,004.13             28,450.68
 02/28/2001      22,862.91             26,043.11
 03/30/2001      20,596.05             24,328.15
 04/30/2001      22,441.92             26,121.47
 05/31/2001      21,826.63             25,781.09
 06/29/2001      21,017.04             24,969.71
 07/31/2001      20,401.75             24,635.96
 08/31/2001      18,960.67             23,449.82
 09/28/2001      17,341.48             21,380.39
 10/31/2001      17,843.43             21,788.65
 11/30/2001      18,814.94             23,074.36
 12/31/2001      18,976.86             23,217.08
 01/31/2002      18,313.00             22,511.34
 02/28/2002      17,454.83             22,313.35
 03/28/2002      18,458.72             23,296.25
 04/30/2002      17,665.32             22,504.42
 05/31/2002      17,422.44             22,541.94
 06/28/2002      15,916.60             21,170.34

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 6/30/92 to a $10,000 investment made in an unmanaged securities index on that date. The Funds performance assumes the reinvestment of dividends and capital gain distributions. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Funds performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

        The Morgan Stanley Capital International (MSCI) World Index is an arithmetical average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

I positioned the international portfolio to be regionally neutral, meaning its country exposure is typically within a few percentage points of the Funds benchmark, the MSCI World Index. Consequently, I generally do not engage in currency hedging.

     In our repositioning of the foreign holdings, we targeted companies we refer to as the "best of breed," often the leaders in their individual markets, believing they may hold up better in the markets uncertain environment. At the end of the process, we felt that the portfolio was well positioned to benefit from an economic recovery, but also that the fundamental strength of our major foreign holdings might serve us in good stead in the event of continued market volatility.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02

CLASS                                  YEAR-TO-          1             5           10            SINCE
(INCEPTION DATE)                         DATE+          YEAR         YEARS       YEARS         INCEPTION
---------------------------------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
        With sales charge (5.75%)      (21.01%)       (29.22%)        --          --            (26.83%)
        Without sales charge           (16.23%)       (24.89%)        --          --            (25.07%)

CLASS B SHARES (12/31/99)
        With redemption*               (19.92%)       (28.15%)        --          --            (26.33%)
        Without redemption             (16.58%)       (25.16%)        --          --            (25.61%)

CLASS C SHARES (12/31/99)
        With redemption**              (17.76%)       (27.31%)        --          --            (26.19%)
        Without redemption             (16.93%)       (26.58%)        --          --            (26.19%)

CLASS F SHARES (12/29/89)              (16.13%)       (24.27%)      (4.50%)      4.76%            6.67%

CLASS R SHARES (12/31/99)              (16.00%)       (24.04%)        --          --            (24.72%)

CLASS T SHARES (12/31/99)
        With sales charge (4.50%)      (21.00%)       (30.04%)        --          --            (27.39%)
        Without sales charge           (17.28%)       (26.74%)        --          --            (26.04%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Average annual and year-to-date total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Funds historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Funds investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

     **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     + Total return is not annualized.

WHAT INDIVIDUAL HOLDINGS CONTRIBUTED MOST
TO THE FUNDS PERFORMANCE DURING THE HALF?

Many of the companies that performed well provide excellent examples of our best of "breed approach." For example, we were pleased with the return of automotive companies Porsche AG Preferred (which is seeing sales grow in response to rising global affluence) and Honda Motor Company Limited (whose models are gaining market share from their U.S. competitors).

     We also saw strong performance by Japans Sony Corporation, which benefited from increasing sales of digital entertainment products (notably its Playstation gaming console and software). In a similar vein, Canon, Inc. has done very well thanks to rising sales of its printer and digital camera products.

     Another global leader which was a major positive contributor to the Fund was U.K. beverage firm Diageo PLC. While not itself a household name, Diageo owns a stable of well-known brands such as Smirnoff and Jos Cuervo, brands which are often at or near the top of their respective markets. The companys strategic decision to focus its efforts on promoting these top brands helped keep Diageos revenue stream growing at a double-digit rate.

PORTFOLIO COMPOSITION

[REPRESENTATION OF PIE CHART]

54.54% United States
12.13% United Kingdom
9.22% Japan
4.92% France
4.61% Netherlands
3.68% Switzerland
1.85% Germany
1.57% Spain
1.57% Canada
1.47% Cash & Equivalents
4.44% Other Countries

The Funds portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     In the Funds domestic holdings, we saw positive returns from travel company Royal Caribbean Cruises Limited, one of the Funds largest positions throughout the half. While this stock had been beaten down along with other travel-related companies in the wake of the September 11 attacks, we felt that this created a very attractive valuation. Royal Caribbean is one of the top participants in an oligopolistic industry, where services are offered by only a few companies.

     Just as much of the Funds upward momentum was driven by a few key holdings, disappointments in a few major holdings made a disproportionate contribution on the downside. For example, our positions in the telecommunication sector (including Britains Vodafone Group PLC and Swedens LM Ericsson, both global leaders) were detrimental. Other companies exposed to the sluggish trends in corporate spending, such as Flextronics International Limited ADR, also put a drag on the Funds performance.

WHATS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

We still believe that signs point to a global economic recovery. Through the rest of the year, we believe positive economic data may increasingly translate into higher capital expenditures and growth in corporate earnings. With our focus squarely on finding the best companies the world has to offer, we have tried to position the Fund to capture this trend once it begins.



/s/ A. Edward Allinson, CFA                    /s/ John Jares, CFA
---------------------------                    -------------------
A. Edward Allinson, CFA                        John Jares, CFA
Co-Portfolio Manager                           Co-Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2002 (UNAUDITED)

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-54.6%
BANKS-3.9%
    16,900  Bank of America Corporation.................................  $ 1,189,083
    19,662  Fifth Third Bancorp.........................................    1,310,471
    23,300  Wells Fargo & Company.......................................    1,166,398
                                                                          -----------
                                                                            3,665,952
                                                                          -----------
BIOTECHNOLOGY-1.4%
    32,675  Amgen, Inc.*................................................    1,368,429
                                                                          -----------
BROADCASTING & CABLE TV-1.7%
    29,575  Clear Channel Communications, Inc.*.........................      946,992
    29,000  Comcast Corporation Special Class A*........................      679,470
                                                                          -----------
                                                                            1,626,462
                                                                          -----------
CASINOS & GAMING-0.8%
    26,375  Mandalay Resort Group*......................................      727,159
                                                                          -----------
COMPUTER & ELECTRONICS RETAIL-1.0%
    26,062  Best Buy Company, Inc.*.....................................      946,051
                                                                          -----------
COMPUTER HARDWARE-1.2%
    45,000  Dell Computer Corporation*..................................    1,176,300
                                                                          -----------
DEPARTMENT STORES-1.0%
    13,800  Kohl's Corporation*.........................................      967,104
                                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES-1.6%
    59,150  ARAMARK Corporation Class B*................................    1,475,793
                                                                          -----------
DIVERSIFIED FINANCIAL SERVICES-4.3%
    20,850  American Express Company....................................      757,272
    49,258  Citigroup, Inc..............................................    1,908,748
    15,000  H&R Block, Inc..............................................      692,250
    18,000  Merrill Lynch & Company, Inc................................      729,000
                                                                          -----------
                                                                            4,087,270
                                                                          -----------

 GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
 The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

    AU  Australia
    BA  Bahama Islands
    BD  Bermuda
    CA  Canada
    CN  China
    CR  Croatia
    DE  Denmark
    FI  Finland
    FR  France
    GE  Germany
    GR  Greece
    HK  Hong Kong
    ID  Indonesia
    IE  Ireland
    IN  India
    IS  Israel
    IT  Italy
    JA  Japan
    KR  South Korea
    MA  Malaysia
    MX  Mexico
    NE  Netherlands
    NW  Norway
    SA  South Africa
    SG  Singapore
    SP  Spain
    SW  Sweden
    SZ  Switzerland
    TH  Thailand
    TW  Taiwan
    UK  United Kingdom

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

DRUG RETAIL-1.0%
    25,475  Walgreen Company............................................  $   984,099
                                                                          -----------
FOREST PRODUCTS-0.7%
    10,875  Weyerhaeuser Company........................................      694,369
                                                                          -----------
GENERAL MERCHANDISE STORES-1.2%
    21,075  Wal-Mart Stores, Inc........................................    1,159,336
                                                                          -----------
HEALTHCARE EQUIPMENT-1.9%
    27,375  Baxter International, Inc...................................    1,216,545
    14,000  Medtronic, Inc..............................................      599,900
                                                                          -----------
                                                                            1,816,445
                                                                          -----------
INDUSTRIAL CONGLOMERATES-2.2%
     5,000  3M Company..................................................      615,000
    51,850  General Electric Company....................................    1,506,243
                                                                          -----------
                                                                            2,121,243
                                                                          -----------
INDUSTRIAL MACHINERY-1.0%
    14,450  Illinois Tool Works, Inc....................................      995,894
                                                                          -----------
LEISURE FACILITIES-2.7%
   130,200  Royal Caribbean Cruises Limited.............................    2,538,900
                                                                          -----------
MANAGED HEALTHCARE-0.9%
     9,475  UnitedHealth Group, Inc.....................................      867,436
                                                                          -----------
MOTORCYCLE MANUFACTURERS-1.7%
    31,025  Harley-Davidson, Inc........................................    1,590,652
                                                                          -----------
MOVIES & ENTERTAINMENT-0.9%
    20,000  Viacom, Inc. Class B*.......................................      887,400
                                                                          -----------
NETWORKING EQUIPMENT-0.9%
    46,025  Brocade Communications Systems, Inc.*.......................      804,517
                                                                          -----------
OIL & GAS EQUIPMENT & SERVICES-0.9%
    17,550  Schlumberger Limited........................................      816,075
                                                                          -----------
PERSONAL PRODUCTS-3.2%
    87,625  Estee Lauder Companies, Inc. Class A........................    3,084,400
                                                                          -----------
PHARMACEUTICALS-5.3%
    21,450  Allergan, Inc...............................................    1,431,788
    30,175  Johnson & Johnson...........................................    1,576,946
    30,412  Pfizer, Inc.................................................    1,064,420
    19,200  Wyeth.......................................................      983,040
                                                                          -----------
                                                                            5,056,194
                                                                          -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

RAILROADS-2.6%
    34,300  CSX Corporation.............................................  $ 1,193,983
    20,000  Union Pacific Corporation...................................    1,265,600
                                                                          -----------
                                                                            2,459,583
                                                                          -----------
RESTAURANTS-1.0%
    33,600  McDonald's Corporation......................................      955,920
                                                                          -----------
SEMICONDUCTOR EQUIPMENT-1.5%
    10,725  KLA-Tencor Corporation*.....................................      471,793
    26,700  Novellus Systems, Inc.*.....................................      907,800
                                                                          -----------
                                                                            1,379,593
                                                                          -----------
SEMICONDUCTORS-3.2%
    38,300  Intel Corporation...........................................      699,741
    24,200  Maxim Integrated Products, Inc.*............................      927,586
    23,875  Micron Technology, Inc.*....................................      482,753
    40,800  Texas Instruments, Inc......................................      966,960
                                                                          -----------
                                                                            3,077,040
                                                                          -----------
SOFT DRINKS-1.6%
    13,575  Coca-Cola Company...........................................      760,200
    16,025  PepsiCo, Inc................................................      772,405
                                                                          -----------
                                                                            1,532,605
                                                                          -----------
SYSTEMS SOFTWARE-3.0%
    38,900  Microsoft Corporation*......................................    2,105,268
    39,075  VERITAS Software Corporation*...............................      773,294
                                                                          -----------
                                                                            2,878,562
                                                                          -----------
TOBACCO-0.3%
     6,625  Philip Morris Companies, Inc................................      289,380
                                                                          -----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$54,757,387)......................................................   52,030,163
                                                                          -----------

COMMON STOCKS (FOREIGN)-43.2%
AIR FREIGHT & LOGISTICS-0.5%
    38,200  Exel PLC (UK)...............................................      486,526
                                                                          -----------
APPAREL RETAIL-0.6%
    27,100  Fast Retailing Company Limited (JA).........................      587,872
                                                                          -----------
APPAREL, ACCESSORIES & LUXURY GOODS-0.8%
    14,525  LVMH Moet Hennessy Louis Vuitton SA (FR)....................      731,630
                                                                          -----------
AUTOMOBILE MANUFACTURERS-0.7%
    16,900  Honda Motor Company Limited (JA)............................      685,272
                                                                          -----------

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

BANKS-7.6%
    24,825  UBS AG (SZ).................................................  $ 1,248,590
    80,100  Banco Santander Central Hispano SA (SP).....................      636,053
   118,400  Barclays PLC (UK)...........................................      996,293
    21,250  BNP Paribas SA (FR).........................................    1,175,309
    81,975  HSBC Holdings PLC (UK)......................................      942,837
    74,825  Lloyds TSB Group PLC (UK)...................................      744,828
        89  Mitsubishi Tokyo Financial Group, Inc. (JA).................      599,986
    81,475  Standard Chartered PLC (UK).................................      869,398
                                                                          -----------
                                                                            7,213,294
                                                                          -----------
CONSTRUCTION MATERIALS-1.0%
    56,325  CRH PLC (IE)................................................      942,922
                                                                          -----------
CONSUMER ELECTRONICS-4.7%
    31,425  Koninklijke (Royal) Philips Electronics NV (NE).............      877,417
    76,000  Matsushita Electric Industrial Company Limited (JA).........    1,036,743
     8,800  Nintendo Company Limited (JA)...............................    1,295,887
    24,900  Sony Corporation (JA).......................................    1,315,052
                                                                          -----------
                                                                            4,525,099
                                                                          -----------
DISTILLERS & VINTNERS-1.2%
    89,425  Diageo PLC (UK).............................................    1,161,434
                                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES-0.6%
   259,950  Hays PLC (UK)...............................................      610,248
                                                                          -----------
DIVERSIFIED FINANCIAL SERVICES-3.4%
    86,500  Amvescap PLC (UK)...........................................      704,790
    45,900  ING Groep NV (NE)...........................................    1,178,667
   265,000  Nikko Cordial Corporation (JA)..............................    1,337,646
                                                                          -----------
                                                                            3,221,103
                                                                          -----------
ELECTRIC UTILITIES-0.5%
    31,575  Endesa SA (SP)..............................................      458,734
                                                                          -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS-1.5%
    60,195  AU Optronics Corporation ADR (TW)*..........................      500,220
   124,985  Flextronics International Limited ADR (SG)*.................      891,143
                                                                          -----------
                                                                            1,391,363
                                                                          -----------
INDUSTRIAL CONGLOMERATES-0.5%
    69,000  Hutchison Whampoa Limited (HK)..............................      515,308
                                                                          -----------
INTEGRATED OIL & GAS-3.2%
   160,275  BP PLC (UK).................................................    1,346,212
    16,350  Royal Dutch Petroleum Company (NE)..........................      910,756
     4,850  TotalFinaElf SA (FR)........................................      787,496
                                                                          -----------
                                                                            3,044,464
                                                                          -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2002 (UNAUDITED) (CONTINUED)

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-0.4%
    48,125  Telefonica SA (SP)*.........................................  $   404,012
                                                                          -----------
IT CONSULTING & SERVICES-0.3%
    67,800  Satyam Computer Services Limited (IN).......................      319,514
                                                                          -----------
MULTI-LINE INSURANCE-0.9%
    49,525  Axa (FR)....................................................      905,880
                                                                          -----------
MULTI-UTILITIES-1.2%
    41,150  Suez SA (FR)................................................    1,097,333
                                                                          -----------
OFFICE ELECTRONICS-1.0%
    24,000  Canon, Inc. (JA)............................................      907,088
                                                                          -----------
OIL & GAS EXPLORATION & PRODUCTION-0.5%
    15,850  Encana Corporation (CA).....................................      486,682
                                                                          -----------
PACKAGED FOODS & MEATS-1.0%
    14,325  Unilever NV (NE)............................................      938,022
                                                                          -----------
PAPER PRODUCTS-1.1%
   109,625  Abitibi-Consolidated, Inc. (CA).............................    1,010,548
                                                                          -----------
PHARMACEUTICALS-2.6%
    56,250  GlaxoSmithKline PLC (UK)....................................    1,215,892
    29,250  Novartis AG (SZ)............................................    1,286,395
                                                                          -----------
                                                                            2,502,287
                                                                          -----------
PUBLISHING-1.7%
    89,250  Pearson PLC (UK)............................................      887,738
    74,750  Reed Elsevier PLC (UK)......................................      710,467
                                                                          -----------
                                                                            1,598,205
                                                                          -----------
REINSURANCE-2.1%
    18,900  Converium Holding AG (SZ)*..................................      976,623
     4,150  Muenchener Rueckversicherungs-Gesellschaft AG (GE)..........      981,654
                                                                          -----------
                                                                            1,958,277
                                                                          -----------
SEMICONDUCTOR EQUIPMENT-0.5%
    31,250  ASM Holding NV (NE)*........................................      494,753
                                                                          -----------
SYSTEMS SOFTWARE-0.4%
    28,800  Check Point Software Technologies Limited ADR (IS)*.........      390,528
                                                                          -----------
TELECOMMUNICATIONS EQUIPMENT-0.7%
   436,800  Telefonaktiebolaget LM Ericsson (SW)........................      660,652
                                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES-2.0%
       420  NTT DoCoMo, Inc. (JA).......................................    1,033,740
   650,650  Vodafone Group PLC (UK).....................................      892,660
                                                                          -----------
                                                                            1,926,400
                                                                          -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$44,171,650)......................................................   41,175,450
                                                                          -----------

SHARES                                                                    MARKET VALUE
--------------------------------------------------------------------------------------

PREFERRED STOCKS (FOREIGN)-0.8%
AUTOMOBILE MANUFACTURERS-0.8%
     1,650  Porsche AG Preferred (GE)...................................  $   782,222
                                                                          -----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$738,792).........................................................      782,222
                                                                          -----------
PRINCIPAL                                                                  AMORTIZED
VALUE                                                                         COST
--------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-0.5%
AIR FREIGHT & LOGISTICS-0.5%
$  500,000  United Parcel Service, Inc. 1.88% 7/1/02....................  $   500,000
                                                                          -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$500,000)...............................................      500,000
                                                                          -----------
TOTAL INVESTMENTS-99.1%.................................................   94,487,835
(TOTAL COST-$100,167,829)
OTHER ASSETS AND LIABILITIES-0.9%.......................................      904,517
                                                                          -----------
NET ASSETS-100.0%.......................................................  $95,392,352
                                                                          ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at cost..............................  $100,167,829
                                                              ------------
Investment securities, at market............................    94,487,835
Cash........................................................       280,801
Foreign currency (cost $37,629).............................        39,629
Receivables:
  Investment securities sold................................     3,870,144
  Capital shares sold.......................................       112,046
  Dividends.................................................       102,993
  From transfer agent.......................................         5,013
Other assets................................................        76,922
                                                              ------------
    Total Assets............................................    98,975,383
                                                              ------------

LIABILITIES
Payables:
  Investment securities purchased...........................     3,240,793
  Capital shares redeemed...................................       182,162
  Advisory fees.............................................        81,789
  Shareholder servicing fees................................        11,716
  Accounting fees...........................................         6,332
  Distribution fees.........................................        23,365
  Other.....................................................        36,874
                                                              ------------
    Total Liabilities.......................................     3,583,031
                                                              ------------
Net Assets..................................................  $ 95,392,352
                                                              ============

Net Assets--Class A.........................................  $    706,853
Shares Outstanding--Class A.................................        72,066
Net Asset Value and Redemption Price Per Share..............  $       9.81
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................  $      10.41

Net Assets--Class B.........................................  $  1,833,817
Shares Outstanding--Class B.................................       190,807
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $       9.61

Net Assets--Class C.........................................  $    272,156
Shares Outstanding--Class C.................................        28,897
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....  $       9.42

Net Assets--Class F.........................................  $ 76,878,573
Shares Outstanding--Class F.................................     7,824,326
Net Asset Value, Offering and Redemption Price Per Share....  $       9.83

Net Assets--Class R.........................................  $ 15,627,486
Shares Outstanding--Class R.................................     1,574,729
Net Asset Value, Offering and Redemption Price Per Share....  $       9.92

Net Assets--Class T.........................................  $     73,467
Shares Outstanding--Class T.................................         7,752
Net Asset Value and Redemption Price Per Share..............  $       9.48
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................  $       9.93

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    746,547
  Interest..................................................        51,211
  Foreign taxes withheld....................................       (44,141)
                                                              ------------
    Total Investment Income.................................       753,617
                                                              ------------
Expenses:
  Advisory fees--Note 2.....................................       558,050
  Shareholder servicing fees--Note 2........................        73,805
  Accounting fees--Note 2...................................        19,152
  Distribution fees--Note 2.................................       122,281
  Transfer agency fees--Note 2..............................        55,036
  Registration fees--Note 2.................................        32,390
  Postage and mailing expenses..............................         9,896
  Custodian fees and expenses--Note 2.......................        28,032
  Printing expenses.........................................        22,907
  Legal and audit fees......................................         7,341
  Directors' fees and expenses..............................         3,695
  Other expenses............................................        50,855
                                                              ------------
    Total Expenses..........................................       983,440
    Earnings Credits........................................        (2,291)
    Reimbursed Expenses.....................................        (1,105)
    Expense Offset to Broker Commissions....................        (2,151)
                                                              ------------
    Net Expenses............................................       977,893
                                                              ------------
  Net Investment (Loss).....................................      (224,276)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions..............    (7,778,245)
Net Realized Gain from Foreign Currency Transactions........        23,999
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions...............   (11,125,961)
                                                              ------------
    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions.......................   (18,880,207)
                                                              ------------
Net (Decrease) in Net Assets Resulting from Operations......  $(19,104,483)
                                                              ============

Purchases of long-term securities...........................  $125,411,830
Proceeds from sales of long-term securities.................  $127,338,047

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                               SIX MONTHS       YEAR
                                                                 ENDED         ENDED
                                                                6/30/02       12/31/01
                                                              ------------  ------------
OPERATIONS
Net Investment (Loss).......................................  $   (224,276) $   (735,480)
Net Realized (Loss) from Security Transactions..............    (7,778,245)  (52,549,235)
Net Realized Gain (Loss) from Foreign Currency
  Transactions..............................................        23,999       (90,311)
Net Change in Unrealized Appreciation/Depreciation..........   (11,125,961)    3,832,017
                                                              ------------  ------------
  Net (Decrease) in Net Assets Resulting from Operations....   (19,104,483)  (49,543,009)
                                                              ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions and
  Foreign Currency Transactions
  Class A...................................................             0             0
  Class B...................................................             0             0
  Class C...................................................             0             0
  Class F...................................................             0             0
  Class R...................................................             0             0
  Class T...................................................             0             0
                                                              ------------  ------------
Net (Decrease) from Dividends and Distributions.............             0             0
                                                              ------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                                               SIX MONTHS       YEAR
                                                                 ENDED          ENDED
                                                                6/30/02       12/31/01
                                                              ------------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...................................................  $  3,079,631  $   9,456,530
  Class B...................................................       331,464      1,016,341
  Class C...................................................        23,761        283,134
  Class F...................................................    19,169,724     78,279,419
  Class R...................................................     2,972,790      3,359,636
  Class T...................................................     1,559,000        499,342
Reinvested dividends and distributions
  Class A...................................................             0              0
  Class B...................................................             0              0
  Class C...................................................             0              0
  Class F...................................................             0              0
  Class R...................................................             0              0
  Class T...................................................             0              0
                                                              ------------  -------------
                                                                27,136,370     92,894,402
Cost of shares redeemed
  Class A...................................................    (3,200,285)    (8,913,279)
  Class B...................................................      (234,652)      (585,505)
  Class C...................................................       (74,035)      (160,521)
  Class F...................................................   (28,360,555)  (111,219,855)
  Class R...................................................    (3,552,579)    (5,260,816)
  Class T...................................................    (1,563,639)      (432,860)
                                                              ------------  -------------
                                                               (36,985,745)  (126,572,836)
                                                              ------------  -------------
Net (Decrease) from Capital Share Transactions..............    (9,849,375)   (33,678,434)
                                                              ------------  -------------
Net (Decrease) in Net Assets................................   (28,953,858)   (83,221,443)

NET ASSETS
  Beginning of period.......................................  $124,346,210  $ 207,567,653
                                                              ------------  -------------
  End of period.............................................  $ 95,392,352  $ 124,346,210
                                                              ============  =============

Net Assets consist of:
Capital (par value and paid-in surplus).....................  $171,978,817  $ 181,828,192
Accumulated undistributed net investment (loss).............      (228,085)        (3,809)
Accumulated undistributed net realized (loss) from security
  transactions..............................................   (70,688,657)   (62,934,411)
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions.............................    (5,669,723)     5,456,238
                                                              ------------  -------------
Total.......................................................  $ 95,392,352  $ 124,346,210
                                                              ============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                              SIX MONTHS       YEAR ENDED
                                                                ENDED         DECEMBER 31,
                                                               JUNE 30,   --------------------
                                                                 2002       2001       2000
                                                              ----------  ---------  ---------
CLASS A SHARES
Net Asset Value, beginning of period........................   $ 11.71     $ 15.78    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.09)      (0.09)     (0.09)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (1.81)      (3.98)     (5.44)
                                                               -------     -------    -------
        Total from investment operations....................     (1.90)      (4.07)     (5.53)
Less distributions:
    From net investment income..............................      0.00        0.00       0.00
    From net realized gains.................................      0.00        0.00      (3.87)
                                                               -------     -------    -------
        Total distributions.................................      0.00        0.00      (3.87)
Net Asset Value, end of period..............................   $  9.81     $ 11.71    $ 15.78
                                                               =======     =======    =======
Total Return/Ratios
    Total return*...........................................    (16.23%)    (25.79%)   (21.82%)
    Net assets, end of period (000s)........................   $   707     $ 1,003    $   800
    Net expenses to average net assets#.....................      2.14%**     2.09%      1.41%
    Gross expenses to average net assets#...................      2.15%**     2.10%      1.43%
    Net investment (loss) to average net assets.............     (0.79%)**    (0.96%)    (0.35%)
    Portfolio turnover rate@................................       190%        145%       210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                              SIX MONTHS       YEAR ENDED
                                                                ENDED         DECEMBER 31,
                                                               JUNE 30,   --------------------
                                                                 2002       2001       2001
                                                              ----------  ---------  ---------
CLASS B SHARES
Net Asset Value, beginning of period........................   $ 11.52     $ 15.57    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.06)      (0.15)     (0.11)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (1.85)      (3.90)     (5.63)
                                                               -------     -------    -------
        Total from investment operations....................     (1.91)      (4.05)     (5.74)
Less distributions:
    From net investment income..............................      0.00        0.00       0.00
    From net realized gains.................................      0.00        0.00      (3.87)
                                                               -------     -------    -------
        Total distributions.................................      0.00        0.00      (3.87)
Net Asset Value, end of period..............................   $  9.61     $ 11.52    $ 15.57
                                                               =======     =======    =======
Total Return/Ratios
    Total return*...........................................    (16.58%)    (26.01%)   (22.67%)
    Net assets, end of period (000s)........................   $ 1,834     $ 2,089    $ 2,329
    Net expenses to average net assets#.....................      2.72%**     2.53%      2.21%
    Gross expenses to average net assets#...................      2.73%**     2.54%      2.25%
    Net investment (loss) to average net assets.............     (1.36%)**    (1.43%)    (1.40%)
    Portfolio turnover rate@................................       190%        145%       210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                              SIX MONTHS       YEAR ENDED
                                                                ENDED         DECEMBER 31,
                                                               JUNE 30,   --------------------
                                                                 2002       2001       2001
                                                              ----------  ---------  ---------
CLASS C SHARES
Net Asset Value, beginning of period........................   $ 11.34     $ 15.56    $ 25.18
Income from investment operations:
    Net investment (loss)...................................     (0.20)      (0.30)     (0.11)
    Net (loss) on securities (both realized and
      unrealized)...........................................     (1.72)      (3.92)     (5.64)
                                                               -------     -------    -------
        Total from investment operations....................     (1.92)      (4.22)     (5.75)
Less distributions:
    From net investment income..............................      0.00        0.00       0.00
    From net realized gains.................................      0.00        0.00      (3.87)
                                                               -------     -------    -------
        Total distributions.................................      0.00        0.00      (3.87)
Net Asset Value, end of period..............................   $  9.42     $ 11.34    $ 15.56
                                                               =======     =======    =======
Total Return/Ratios
    Total return............................................    (16.93%)    (27.12%)   (22.70%)
    Net assets, end of period (000s)........................   $   272     $   380    $   375
    Net expenses to average net assets#, +..................      3.75%**     4.17%      2.21%
    Gross expenses to average net assets#, +................      3.75%**     4.18%      2.25%
    Net investment (loss) to average net assets, +..........     (2.41%)**    (3.07%)    (1.31%)
    Portfolio turnover rate@................................       190%        145%       210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2002. Had these fees not been reimbursed, the net expense ratio would have been 3.88%. The gross expense ratio would have been 3.88%. The net investment (loss) ratio would have been (2.54%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                           SIX MONTHS
                                                             ENDED                      YEAR ENDED DECEMBER 31,
                                                            JUNE 30,   ----------------------------------------------------------
                                                              2002        2001        2000        1999        1998        1997
                                                           ----------  ----------  ----------  ----------  ----------  ----------
CLASS F SHARES
Net Asset Value, beginning of period.....................   $ 11.72     $  15.69    $  25.17    $  22.06    $  21.11    $  21.79
Income from investment operations:
    Net investment income (loss).........................     (0.06)       (0.14)      (0.16)      (0.06)       0.08        0.02
    Net gain (loss) on securities (both realized and
       unrealized).......................................     (1.83)       (3.83)      (5.45)      10.11        1.90        2.22
                                                            -------     --------    --------    --------    --------    --------
        Total from investment operations.................     (1.89)       (3.97)      (5.61)      10.05        1.98        2.24
Less distributions:
    From net investment income...........................      0.00         0.00        0.00        0.00       (0.09)      (0.04)
    From net realized gains..............................      0.00         0.00       (3.87)      (6.94)      (0.94)      (2.88)
                                                            -------     --------    --------    --------    --------    --------
        Total distributions..............................      0.00         0.00       (3.87)      (6.94)      (1.03)      (2.92)
Net Asset Value, end of period...........................   $  9.83     $  11.72    $  15.69    $  25.17    $  22.06    $  21.11
                                                            =======     ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.........................................    (16.13%)     (25.30%)    (22.14%)     48.78%       9.63%      10.60%
    Net assets, end of period (000s).....................   $76,879     $101,592    $176,405    $284,839    $272,053    $308,877
    Net expenses to average net assets#..................      1.79%**      1.60%       1.52%       1.53%       1.47%       1.45%
    Gross expenses to average net assets#................      1.79%**      1.61%       1.54%       1.55%       1.49%       1.47%
    Net investment income (loss) to average net assets...     (0.44%)**     (0.50%)     (0.67%)     (0.27%)      0.33%      0.18%
    Portfolio turnover rate@.............................       190%         145%        210%        157%         86%         82%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                              SIX MONTHS       YEAR ENDED
                                                                ENDED         DECEMBER 31,
                                                               JUNE 30,   --------------------
                                                                 2002       2001       2001
                                                              ----------  ---------  ---------
CLASS R SHARES
Net Asset Value, beginning of period........................   $ 11.81     $ 15.75    $ 25.18
Income from investment operations:
    Net investment (loss)...................................      0.00^      (0.02)      0.00^
    Net (loss) on securities (both realized and
     unrealized)............................................     (1.89)      (3.92)     (5.56)
                                                               -------     -------    -------
        Total from investment operations....................     (1.89)      (3.94)     (5.56)
Less distributions:
    From net investment income..............................      0.00        0.00       0.00
    From net realized gains.................................      0.00        0.00      (3.87)
                                                               -------     -------    -------
        Total distributions.................................      0.00        0.00      (3.87)
Net Asset Value, end of period..............................   $  9.92     $ 11.81    $ 15.75
                                                               =======     =======    =======
Total Return/Ratios
    Total return............................................    (16.00%)    (25.02%)   (21.94%)
    Net assets, end of period (000s)........................   $15,627     $19,193    $27,611
    Net expenses to average net assets#.....................      1.38%**     1.24%      1.22%
    Gross expenses to average net assets#...................      1.38%**     1.25%      1.26%
    Net investment (loss) to average net assets.............     (0.02%)**    (0.14%)    (0.49%)
    Portfolio turnover rate@................................       190%        145%       210%

  ^ Net investment (loss) for the six months ended June 30, 2002 and the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                              SIX MONTHS        YEAR ENDED
                                                                 ENDED         DECEMBER 31,
                                                               JUNE 30,    --------------------
                                                                 2002        2001       2001
                                                              -----------  ---------  ---------
CLASS T SHARES
Net Asset Value, beginning of period........................   $  11.46     $ 15.65    $ 25.18
Income from investment operations:
    Net investment (loss)...................................      (0.23)      (0.26)     (0.06)
    Net (loss) on securities (both realized and
      unrealized)...........................................      (1.75)      (3.93)     (5.60)
                                                               --------     -------    -------
        Total from investment operations....................      (1.98)      (4.19)     (5.66)
Less distributions:
    From net investment income..............................       0.00        0.00       0.00
    From net realized gains.................................       0.00        0.00      (3.87)
                                                               --------     -------    -------
        Total distributions.................................       0.00        0.00      (3.87)
Net Asset Value, end of period..............................   $   9.48     $ 11.46    $ 15.65
                                                               ========     =======    =======
Total Return/Ratios
    Total return*...........................................     (17.28%)    (26.77%)   (22.34%)
    Net assets, end of period (000s)........................   $     73     $    90    $    48
    Net expenses to average net assets#, +..................       4.28%**     3.74%      1.72%
    Gross expenses to average net assets#, +................       4.29%**     3.75%      1.76%
    Net investment (loss) to average net assets+............      (2.37%)**    (2.72%)    (0.76%)
    Portfolio turnover rate@................................        190%        145%       210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2002 and the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratios would have been 5.47% (2002) and 10.01% (2001). The gross expense ratios would have been 5.48% (2002) and 10.02% (2001). The net investment (loss) ratios would have been (3.56%)
     (2002) and (8.99%) (2001).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund".) The Fund offers
Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2002 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains (losses) are recognized on the basis of identified cost.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the

Fund's shares. The Distributor retained $288 during the six months ended
June 30, 2002 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2002, the Fund was charged $2,426 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2002, Class A, Class B, Class C, and Class T shares were charged $1,232, $2,489, $405, and $188, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. Effective June 1, 2002, the fee is computed by applying the following rates, as applicable, to the domestic assets and foreign assets, with the proportions of domestic and foreign assets recalculated monthly.

ON ASSETS IN EXCESS OF  BUT NOT EXCEEDING  DOMESTIC FEE  FOREIGN FEE
----------------------  -----------------  ------------  -----------
$0...............         $500 million          0.06%         0.10%
$500 million.....           $1 billion          0.04%        0.065%
$1 billion.......                               0.02%         0.02%

  Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services. Prior to June 1, 2002, the fee was computed at the annual rate of 0.06% of the average daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the net

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
assets of all Funds, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2002, Class B, Class C, Class F, and Class T shares were charged $7,467, $1,214, $113,412, and $188, respectively, pursuant to the Distribution Plans.
  Founders has agreed to limit the annual state registration fees for each class of the Fund's shares to 2.00% of the respective class' average daily net assets. However, as a result of a change in the method of allocating these fees among the share classes of each Fund, approved by the Company's board of directors on March 8, 2002, it is unlikely that these fees for any class will exceed this limit for periods after that date. This limit will extend through May 31, 2003, at which time it will terminate. During the six months ended June 30, 2002, Class A, Class B, Class C, Class F, Class R, and Class T shares were charged $2,336, $2,646, $2,054, $18,454, $4,867, and $2,033, respectively, for state registration fees. During the six months ended June 30, 2002, Class C and Class T shares were reimbursed $208 and $897, respectively, pursuant to the contractual limit on state registration fees.
  The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  Certain officers of the Company are also officers and/or directors of Founders.
  Founders serves as investment adviser to the Fund. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. In March 2002, the Company's board of directors approved a change in the custodian of the Funds from State Street to Mellon Bank, N.A. This change is expected to occur in the third quarter of 2002.
  The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  The tax components of capital represent distribution requirements the Fund must satisfy and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2001, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2009. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2002 are noted below. The primary difference between book and tax appreciation (depreciation) is wash sale loss deferrals.

Undistributed Ordinary Income...............................  $          0
Accumulated Capital Losses..................................  $ 57,931,242
Post-October Capital Loss Deferral..........................  $  3,080,975
Post-October Currency Loss Deferral.........................  $      7,452
Federal Tax Cost............................................  $101,439,559
Unrealized Appreciation.....................................  $  3,922,578
Unrealized (Depreciation)...................................  $(10,874,302)
Net (Depreciation)..........................................  $ (6,951,724)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                SIX MONTHS          YEAR
                                                                   ENDED            ENDED
                                                                  6/30/02         12/31/01
                                                              ---------------  ---------------
CLASS A
      Shares sold...........................................          276,028          685,596
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................         (289,557)        (650,709)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........          (13,529)          34,887
CLASS B
      Shares sold...........................................           30,787           76,577
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................          (21,272)         (44,885)
      NET INCREASE IN SHARES OUTSTANDING....................            9,515           31,692
CLASS C
      Shares sold...........................................            2,139           20,922
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................           (6,781)         (11,501)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........           (4,642)           9,421
CLASS F
      Shares sold...........................................        1,728,363        5,920,515
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................       (2,574,638)      (8,494,575)
      NET (DECREASE) IN SHARES OUTSTANDING..................         (846,275)      (2,574,060)
CLASS R
      Shares sold...........................................          265,002          265,820
      Shares issued for dividends reinvested................                0                0
      Shares redeemed ......................................         (315,623)        (393,536)
      NET (DECREASE) IN SHARES OUTSTANDING..................          (50,621)        (127,716)
CLASS T
      Shares sold...........................................          142,397           42,061
      Shares issued for dividends reinvested................                0                0
      Shares redeemed.......................................         (142,507)         (37,241)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........             (110)           4,820

                      This page intentionally left blank.

   YOUR BOARD REPRESENTATIVES
The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All directors of the Dreyfus Founders Funds Board, as listed below, are independent directors. They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not re-elected.

EUGENE H. VAUGHAN, Chairman

ALAN S. DANSON

JOAN D. MANLEY

ROBERT P. MASTROVITA

TRYGVE E. MYHREN

GEORGE W. PHILLIPS

JAY A. PRECOURT

                        For More Information


                                DREYFUS FOUNDERS
                                WORLDWIDE GROWTH FUND
                                2930 East Third Avenue
                                Denver, CO  80206

                                MANAGER

                                Founders Asset Management LLC
                                2930 East Third Avenue
                                Denver, CO  80206

                                TRANSFER AGENT &
To obtain information:          DIVIDEND DISBURSING AGENT

BY TELEPHONE                    Dreyfus Transfer, Inc.
Call your financial             P.O. Box 9263
representative or               Boston, MA  02205-8501
1-800-554-4611
                                DISTRIBUTOR
BY MAIL  Write to:
Dreyfus Founders Funds          Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     200 Park Avenue
Uniondale, NY  11556-0144       New York, NY  10166











Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2002 Dreyfus Service Corporation                            351SA0602